UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Soliciting Material Pursuant to Rule Sec.240.14a-12

MAJESCO ENTERTAINMENT COMPANY
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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MAJESCO ENTERTAINMENT COMPANY
4041-T Hadley Road
S. Plainfield, New Jersey 07080
(732) 225-8910
April 21, 2016

Dear Stockholder,

    You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Majesco Entertainment Company to be held at 10:00 am (local time) on May 10, 2016, at Boca Raton Resort and Club, 501 East Camino Real, Boca Raton, Fl., 33432. The attached notice of Annual Meeting and proxy statement describe the matters to be presented at the Annual Meeting and provide information about us that you should consider when you vote your shares.

    The principal business of the meeting will be (i) to elect two Class II directors to the Board to serve until the 2019 Annual Meeting of Stockholders, or, if the proposal to declassify the Board is approved by the stockholders to elect all directors to serve until the 2017 Annual Meeting of Stockholders, (ii) to approve an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) to declassify our Board of Directors (the “Board”), (iii) to approve a change in the state of incorporation of the Company to Nevada from Delaware, (iv) to authorize our Board, without further action of the stockholders, to amend our Certificate of Incorporation to implement a reverse stock split of our capital stock, at a ratio within the range of 1-for-3 to 1-for-100 at any time prior to May 10, 2017, (v) to approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d), (vi) to approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 15% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d), (vii) to approve any change of control that could result from the potential issuance of securities in the non-public offerings following approval of the proposal in clause (iv) or the proposal in clause (v), as required by and in accordance with Nasdaq Marketplace Rule 5635(b), (viii) to advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay), (ix) to ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2016; (x) to approve the Company’s 2016 Equity Incentive Plan and the reservation of 4,000,000 shares of common stock for issuance thereunder; (xi) to approve an amendment to the Certificate of Incorporation to provide our stockholders the right to act by written consent and (xii) to transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

    We hope you will be able to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, it is important that your shares are represented. Therefore, when you have finished reading the proxy statement, you are urged to complete, sign, date and return the enclosed proxy card promptly in accordance with the instructions set forth on the card. This will ensure your proper representation at the Annual Meeting, whether or not you can attend.

Sincerely, /s/ Barry Honig and Michael Brauser Barry Honig (Co-Chairman) Michael Brauser (Co-Chairman)

YOUR VOTE IS IMPORTANT.
PLEASE RETURN YOUR PROXY PROMPTLY.

MAJESCO ENTERTAINMENT COMPANY
4041-T Hadley Road
S. Plainfield, New Jersey 07080
(732) 225-8910

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be Held May 10, 2016

    To the Stockholders of Majesco Entertainment Company:

    NOTICE IS HEREBY GIVEN that the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Majesco Entertainment Company, a Delaware corporation (the “Company”), will be held at 10:00 am (local time) on May 10, 2016, or such later date or dates as such Annual Meeting date may be adjourned, at  Boca Raton Resort and Club, 501 East Camino Real, Boca Raton, Fl., 33432, for the purpose of considering and taking action on the following proposals:

1.
To elect the Class II directors through the 2019 Annual Meeting or, if Proposal 2 to declassify the Board of Directors (the “Board”) is approved, to elect all directors to the Board to serve until the 2017 Annual Meeting of Stockholders;

2.	To approve an amendment to the Company’s Restated Certificate of Incorporation (the “Certificate of Incorporation”) to declassify our Board;

3.
To approve a change in the state of incorporation of the Company to Nevada from Delaware by merging the Company with and into a newly formed Nevada subsidiary, pursuant to an agreement and plan of merger, in connection with which the Articles of Incorporation and Bylaws of the Nevada corporation shall become the Articles of Incorporation and Bylaws of the Company;

4.
To authorize the Board, without further action of the stockholders, to amend our Certificate of Incorporation to implement a reverse stock split of our capital stock, at a ratio within the range of 1-for-3 to 1-for-10 at any time prior to May 10, 2017;

5.
To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d);

6.
To approve the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 15% below the market price of our common stock, as required by and in accordance with Nasdaq Marketplace Rule 5635(d);

7.
To approve any change of control that could result from the potential issuance of securities in the non-public offerings following approval of Proposal 5 or Proposal 6, as required by and in accordance with Nasdaq Marketplace Rule 5635(b);

8.	To advise us as to whether you approve the compensation of our named executive officers (Say-on-Pay);

9.	To ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2016;

10.	To approve the Company’s 2016 Equity Incentive Plan, including the reservation of 4,000,000 shares of common stock thereunder;

11.	To approve an amendment to our Certificate of Incorporation to provide our stockholders the right to act by written consent, as permitted under Delaware law; and

12.	To transact such other business as may be properly brought before the Annual Meeting and any adjournments thereof.

    The foregoing business items are more fully described in the following pages, which are made part of this notice.

WHO MAY VOTE:

    You may vote if you were the record owner of the Company’s common stock or certain series of preferred stock at the close of business on April 20, 2016. The Board of Directors of the Company has fixed the close of business on April 20, 2016 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.  As of the Record Date there were 13,583,875 shares of common stock outstanding, 1,406,704 shares common stock underlying the shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock entitled to vote at the Annual Meeting. The foregoing shares are referred to herein as the “Shares,” holders of the Shares are entitled to one vote for each Share held.  A list of stockholders of record will be available at the meeting and, during the 10 days prior to the meeting, at the office of the Secretary of the Company at 4041-T Hadley Road, S. Plainfield, New Jersey 07080.

    All stockholders are cordially invited to attend the Annual Meeting. Whether you plan to attend the Annual Meeting or not, you are requested to complete, sign, date and return the enclosed proxy card as soon as possible in accordance with the instructions on the proxy card. A pre-addressed, postage prepaid return envelope is enclosed for your convenience.

BY ORDER OF THE BOARD OF DIRECTORS /s/ John Stetson John Stetson Secretary April 21, 2016

Page

GENERAL INFORMATION ABOUT THE ANNUAL MEETING	1
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	6
ELECTION OF DIRECTORS	9
MANAGEMENT AND CORPORATE GOVERNANCE	11
EXECUTIVE COMPENSATION	15
REPORT OF AUDIT COMMITTEE	25
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	25
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	26
APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS OF THE COMPANY	27
APPROVAL OF THE REINCORPORATIN OF THE COMPANY TO NEVADA FROM DELAWARE	28
APPROVAL OF AN AMENDMENT TO THE COMPANY’S RESTATED CERTIFICATE OF INCORPORATION TO IMPLEMENT A REVERSE STOCK SPLIT OF THE COMPANY’S COMMON STOCK AT A RATIO WITHIN A RANGE OF 1 FOR 3 TO 1 FOR 10 AT ANY TIME PRIOR TO MAY 10, 2017	37
APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 20% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)	43
APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 15% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)	45
APPROVAL OF ANY CHANGE OF CONTROL THAT COULD RESULT FROM THE POTENTIAL ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS AS AUTHORIZED BY THE STOCKHOLDERS IN PROPOSAL 5 OR PROPOSAL 6 IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(b)	47
ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS	48
RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANT	49
APPROVAL OF THE COMPANY’S 2016 EQUITY INCENTIVE PLAN AND THE RESERVATION OF 4,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER	50
APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE OUR STOCKHOLDERS THE RIGHT TO ACT BY WRITTEN CONSENT	56
CORPORATE CODE OF CONDUCT AND ETHICS	57
SOLICITATION OF PROXIES	57
OTHER MATTERS	57
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS	57

-i-

MAJESCO ENTERTAINMENT COMPANY

4041-T Hadley Road
S. Plainfield, New Jersey 07080
(732) 225-8910
PROXY STATEMENT

FOR MAJESCO ENTERTAINMENT COMPANY
2016 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 10, 2016

GENERAL INFORMATION ABOUT THE ANNUAL MEETING

    This proxy statement, along with the accompanying notice of the 2016 Annual Meeting of Stockholders, contains information about the 2016 Annual Meeting of Stockholders of Majesco Entertainment Company, including any adjournments or postponements thereof (referred to herein as the “Annual Meeting”). We are holding the Annual Meeting at 10:00 am (local time) on May 10, 2016, at  Boca Raton Resort and Club, 501 East Camino Real, Boca Raton, Fl., 33432, or such later date or dates as such Annual Meeting date may be adjourned. For directions to the meeting, please call 1-732-225-8910.

    In this proxy statement, we refer to Majesco Entertainment Company as “Majesco,” the “Company,” “we,” “us” or “our.”

Why Did You Send Me This Proxy Statement?

    We sent you this proxy statement in connection with the solicitation by the Board of Directors of the Company (referred to herein as the “Board of Directors” or the “Board”) of proxies, in the accompanying form, to be used at the Annual Meeting to be held at 10:00 am (local time) on May 10, 2016, at Boca Raton Resort and Club, 501 East Camino Real, Boca Raton, Fl., 33432 and any adjournments thereof. This proxy statement along with the accompanying Notice of Annual Meeting of Stockholders summarizes the purposes of the Annual Meeting and the information you need to know to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 10, 2016: The proxy statement and annual report to security holders are available at www.majescoentertainment.com.

    This proxy statement, the accompanying proxy and, though not part of this proxy statement, our 2015 Annual Report, which includes our financial statements for the fiscal year ended October 31, 2015, are being mailed on or about April 22, 2016 to all stockholders entitled to notice of and to vote at the meeting. You can also find a copy of our 2015 Annual Report on Form 10-K on the Internet through the Securities and Exchange Commission’s electronic data system called EDGAR at www.sec.gov  or through the “Investor Relations” section of our website at  www.majescoentertainment.com.

Who Can Vote?

    Stockholders who owned Majesco common stock at the close of business on April 20, 2016 (the “Record Date”), are entitled to vote at the Annual Meeting. On the Record Date there were 13,583,875 shares of Majesco common stock outstanding and entitled to vote.  In addition, 1,406,704 shares of Majesco common stock underlying the shares of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock are entitled to vote at the Annual Meeting.    The shares of common stock, including those underlying the Series A Convertible Preferred Stock, Series B Convertible Preferred Stock and Series C Convertible Preferred Stock, are herein referred to as the “Shares.”

   You do not need to attend the Annual Meeting to vote your shares. Shares represented by valid proxies, received in time for the Annual Meeting and not revoked prior to the Annual Meeting, will be voted at the Annual Meeting. A stockholder may revoke a proxy before the proxy is voted by delivering to our Secretary a signed statement of revocation or a duly executed proxy card bearing a later date. Any stockholder who has executed a proxy card but attends the Annual Meeting in person may revoke the proxy and vote at the Annual Meeting.

How Many Votes Do I Have?

    Each share of Majesco common stock that you own entitles you to one vote.  The holders of Series A Preferred Shares shall vote together with the holders of common stock on all matters on an “as converted” basis, subject to beneficial ownership limitations, and shall not vote as a separate class Notwithstanding the foregoing, the conversion price for purposes of calculating voting power shall in no event be lower than $0.59 per share.  Holders of Series B Preferred Shares shall vote together with the holders of common stock on all matters on an “as converted” basis, subject to beneficial ownership limitations, based on a conversion price of $1.40 per share.  Holders of Series C Preferred Shares shall vote together with the holders of common stock on all matters on an “as converted” basis, subject to beneficial ownership limitations, based on a conversion price of $1.30 per share.

How Do I Vote?

    Whether you plan to attend the Annual Meeting or not, we urge you to vote by proxy. All shares represented by valid proxies that we receive through this solicitation, and that are not revoked, will be voted in accordance with your instructions on the proxy card or as instructed via Internet or telephone. You may specify whether your shares should be voted for or against each nominee for director, and whether your shares should be voted for, against or abstain with respect to each of the other proposals. Except as set forth below, if you properly submit a proxy without giving specific voting instructions, your shares will be voted in accordance with the Board’s recommendations as noted below. Voting by proxy will not affect your right to attend the Annual Meeting. If your shares are registered directly in your name through our stock transfer agent, Equity Stock Transfer, or you have stock certificates, you may vote:

•
By mail.   Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by the Board.

•	In person at the meeting. If you attend the meeting, you may deliver your completed proxy card in person or you may vote by completing a ballot, which will be available at the Annual Meeting.

    If your shares are held in “street name” (held in the name of a bank, broker or other nominee), you must provide the bank, broker or other nominee with instructions on how to vote your shares and can do so as follows:

•	By Internet or by telephone. Follow the instructions you receive from your broker to vote by Internet or telephone.

•	By mail. You will receive instructions from your broker or other nominee explaining how to vote your shares.

•
In person at the meeting.   Contact the broker or other nominee who holds your shares to obtain a broker’s proxy card and bring it with you to the meeting. You will not be able to attend the Annual Meeting unless you have a proxy card from your broker.

How Does The Board Recommend That I Vote On The Proposals?

    The Board recommends that you vote as follows:

•	“FOR” for the election of the Board nominees as directors;
•	“FOR” the amendment to the Certificate of Incorporation to declassify the Board;
•	“FOR” the reincorporation of the Company to the State of Nevada from the State of Delaware;
•
“FOR” the amendment to our restated certificate of incorporation to implement a reverse stock split of our capital stock, at a ratio within the range of 1-for-3 to 1-for-10 at any time prior to May 10, 2017;

•
“FOR” the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below the market price of the Company’s common stock;

•
“FOR” the issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 15% below the market price of the Company’s common stock;

•	“FOR” the approval of any change of control that could result from the potential issuance of securities in the non-public offerings;
•	“FOR” the compensation of our named executive officers as set forth in this proxy statement;
• • •
“FOR” ratification of the selection of EisnerAmper LLP as our independent public accountant for our fiscal year ending October 31, 2016;
“FOR” approval of the Company’s 2016 Equity Incentive Plan, including the reservation of 4,000,000 shares of common stock thereunder; and
“FOR” the amendment to the Certificate of Incorporation to provide our stockholders the right to act by written consent.

    If any other matter is presented, the proxy card provides that your shares will be voted by the proxy holder listed on the proxy card in accordance with his or her best judgment. At the time this proxy statement was printed, we knew of no matters that needed to be acted on at the Annual Meeting, other than those discussed in this proxy statement.

May I Change or Revoke My Proxy?

    If you give us your proxy, you may change or revoke it at any time before the Annual Meeting. You may change or revoke your proxy in any one of the following ways:

•	signing a new proxy card and submitting it as instructed above;

•	if your shares are held in street name, re-voting by Internet or by telephone as instructed above — only your latest Internet or telephone vote will be counted;

•	if your shares are registered in your name, notifying Majesco’s Secretary in writing before the Annual Meeting that you have revoked your proxy; or

•	attending the Annual Meeting in person and voting in person. Attending the Annual Meeting in person will not in and of itself revoke a previously submitted proxy unless you specifically request it.

What If I Receive More Than One Proxy Card?

    You may receive more than one proxy card or voting instruction form if you hold shares of our common stock or preferred stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How Do I Vote?” on the proxy card for each account to ensure that all of your shares are voted.

Will My Shares Be Voted If I Do Not Return My Proxy Card?

    If your shares are registered in your name or if you have stock certificates, they will not be voted if you do not return your proxy card by mail or vote at the Annual Meeting as described above under “How Do I Vote?” If your broker cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter, or because your broker chooses not to vote on a matter for which it does have discretionary voting authority, this is referred to as a “broker non-vote.”  The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock (including stock such as ours that is listed on The Nasdaq Capital Market) held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“routine matters”), but do not have the discretion to vote uninstructed shares as to certain other matters (“non-routine matters”).  Under NYSE interpretations, Proposal 1 (election of directors), Proposal 2 (amendment to our restated certificate of incorporation to declassify the Board), Proposal 3 (reincorporation to the State of Nevada from the State of Delaware), Proposal 4  (amendment to our restated certificate of incorporation to implement a reverse stock split), Proposal 5 (issuance of securities in one or more non-public offerings at a discount of 20% below the market price of the Company’s common stock), Proposal 6 (issuance of securities in one or more non-public offerings at a discount of 15% below the market price of the Company’s common stock), Proposal 7 (any change of control that could result from the potential issuances of securities in the non-public offerings), Proposal 8 (advisory vote to approve executive compensation), Proposal 10 (approval of the 2016 Equity Incentive Plan) and Proposal 11 (amendment to our restated certificate of incorporation to provide our stockholders the right to act by written consent) are considered non-routine matters, and Proposal 9 (the ratification of our independent public accountant) is considered a routine matter.  If your shares are held in street name and you do not provide voting instructions to the bank, broker or other nominee that holds your shares as described above under “How Do I Vote?,” the bank, broker or other nominee has the authority, even if it does not receive instructions from you, to vote your unvoted shares for Proposal 9 (the ratification of our independent public accountant), but does not have authority to vote your unvoted shares for Proposal 1 (election of directors), Proposal 2 (amendment to our restated certificate of incorporation to declassify the Board), Proposal 3 (reincorporation to the State of Nevada from the State of Delaware), Proposal 4 (amendment to our restated certificate of incorporation to implement a reverse stock split), Proposal 5 (issuance of securities in one or more non-public offerings at a discount of 20% below the market price of the Company’s common stock), Proposal 6 (issuance of securities in one or more non-public offerings at a discount of 15% below the market price of the Company’s common stock), Proposal 7 (any change of control that could result from the potential issuances of securities in the non-public offerings), Proposal 8 (advisory vote to approve executive compensation), Proposal 10 (approval of the 2016 Equity Incentive Plan) and Proposal 11 (amendment to our restated certificate of incorporation to provide our stockholders the right to act by written consent).  We encourage you to provide voting instructions. This ensures your shares will be voted at the Annual Meeting in the manner you desire.

What Vote is Required to Approve Each Proposal and How are Votes Counted?

Proposal 1: Election of Class II Directors
The nominees for Class II Directors (or, if Proposal 2 is approved, all nominees) who receive the most votes (also known as a plurality) will be elected. You may vote either FOR all of the nominees, WITHHOLD your vote from all of the nominees or WITHHOLD your vote from any one of the nominees. Votes that are withheld will not be included in the vote tally for the election of directors. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. As a result, any Shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 2: Amendment to our Restated Certificate of Incorporation to Declassify the Board
The affirmative vote of the holders of Shares representing two-thirds of all of the Company’s Shares entitled to vote as of the Record Date is required to approve the amendment to our restated certificate of incorporation to declassify the Board. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for this proposal.

Proposal 3: Reincorporation of the Company to the State of Nevada from the State of Delaware
The affirmative vote of the majority of the votes cast for this proposal is required to approve the amendment to our restated certificate of incorporation to provide stockholders the right to act by written consent. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal.

Proposal 4: Amendment to our Restated Certificate of Incorporation to Implement a Reverse Stock Split
The affirmative vote of the holders of Shares representing a majority of all of the Company’s Shares entitled to vote as of the Record Date is required to approve the amendment to our restated certificate of incorporation to implement a reverse stock split. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal.

Proposal 5: Issuance of securities in non-public offering with a maximum discount of 20% below market price of the Company’s common stock
The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d). Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal.

Proposal 6: Issuance of securities in non-public offering with a maximum discount of 15% below market price of the Company’s common stock
The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d). Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal.

Proposal 7: Approval of any change of control that could result from the potential issuance of securities in a non-public offering
The affirmative vote of a majority of the votes cast for this proposal is required to approve any change of control that could result from the potential issuance of securities in the non-public offerings following the approval of Proposal 5 or Proposal 6, as required by and in accordance with Nasdaq Marketplace Rule 5635(b). Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal.

Proposal 8: Advisory Vote to Approve the Compensation of Our Named Executive Officers
The advisory vote to approve the compensation of our named executive officers will be approved if the votes cast in favor of the proposal exceeds the votes cast against the proposal. Abstentions and broker non-votes will not be counted as either votes cast for or against this proposal. While the results of this advisory vote are non-binding, the Compensation Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address the concerns raised by the vote and when making future compensation decisions for named executive officers.

Proposal 9: Ratification of the Appointment of EisnerAmper LLP as Our Independent Public Accountant for the Fiscal Year Ending October 31, 2016
The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of our independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent accountant. However, if our stockholders do not ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2016, the Audit Committee of the Board may reconsider its appointment.

Proposal 10: Approval of the Company’s 2016 Equity Incentive Plan
The affirmative vote of a majority of the votes cast for this proposal is required to approve the 2016 Equity Incentive Plan. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name for this proposal. As a result, any Shares not voted by a beneficial owner will be treated as a broker non-vote. Such broker non-votes will have no effect on the results of this vote.

Proposal 11: Amendment to our Restated Certificate of Incorporation to Provide Stockholders the Right to Act By Written Consent	The affirmative vote of the holders of Shares representing two-thirds of all of the Company’s Shares entitled to vote as of the Record Date is required to approve the amendment to our restated certificate of incorporation to provide stockholders the right to act by written consent. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal.

What Constitutes a Quorum for the Annual Meeting?

    The presence, in person or by proxy, of the holders of a majority of the Shares entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. Votes of stockholders of record who are present at the Annual Meeting in person or by proxy, abstentions, and broker non-votes are counted for purposes of determining whether a quorum exists.

Householding of Annual Disclosure Documents

    The Securities and Exchange Commission (the “SEC”) previously adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or brokers holding our shares on your behalf to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if either we or the brokers believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both stockholders and us. It reduces the volume of duplicate information received by you and helps to reduce our expenses. The rule applies to our annual reports, proxy statements and information statements. Once stockholders receive notice from their brokers or from us that communications to their addresses will be “householded,” the practice will continue until stockholders are otherwise notified or until they revoke their consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

    Those stockholders who either (i) do not wish to participate in “householding” and would like to receive their own sets of our annual disclosure documents in future years or (ii) who share an address with another one of our stockholders and who would like to receive only a single set of our annual disclosure documents should follow the instructions described below:

•
stockholders whose shares are registered in their own name should contact our transfer agent, Equity Stock Transfer, and inform them of their request by calling them at  212-575-5757 or writing them at 237 W. 37th Street, Suite 601, New York, New York 10018.

•
stockholders whose shares are held by a broker or other nominee should contact such broker or other nominee directly and inform them of their request, stockholders should be sure to include their name, the name of their brokerage firm and their account number.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table is based upon 13,583,875 shares of common stock outstanding as of April 20, 2016, and sets forth, based on the public filings of such individuals and entities and our knowledge of securities issued by us to them, certain information concerning the ownership of voting securities of: (i) each current member of the Board, (ii) our Chief Executive Officer and other executive officers named in the Summary Compensation Table, (iii) all of our current directors and executive officers as a group and (iv) each beneficial owner of more than 5% of the outstanding shares of any class of our voting securities. Except as otherwise indicated, addresses are c/o Majesco Entertainment Company, 4041-T Hadley Road, S. Plainfield, New Jersey 07080.

Common Stock	Number of Shares of Common Stock Beneficially Owned		Percentage of Common Stock
Greater than 5% Holders:
Melechdavid Inc. (1)	736,048	(2)	5.42%
5154 La Gorce Drive
Miami Beach, FL 33140

Executive Officers and Directors:
Barry Honig (3)	592,768	(4)	4.36%
Michael Brauser (5)	640,093	(6)	4.72%
John Stetson (7)	306,059	(8)	2.25%
David Rector	106,993	(9)	*
Michael Beeghley	12,500	(11)	*
Andrew Kaplan	16,667	(10	*
Mohit Bhansali	71,506	(12)(13)	*
Edward Karr	16,667	(10	*
Current Executive Officers and Directors as a Group (8 persons)	1,764,063		12.92%

*	Represents beneficial ownership of less than 1% of the shares of common stock.

(1)
Mark Groussman is the President of Melechdavid Inc. and the Trustee of Melechdavid Inc. Retirement Plan and in such capacity he is deemed to hold voting and dispositive power over the securities held by such entities.

(2)
Based solely on review of the holder's Schedule 13G filed with the SEC on July 9, 2015, includes 678,348 shares held by Melechdavid Inc. and 57,700 shares held by Melechdavid Inc. Retirement Plan.

Excludes 485,294 shares of common stock underlying Series A Convertible Preferred Stock, 346,640 shares of common stock underlying Series B Preferred Stock, 666,667 shares of common stock underlying Series C Convertible Preferred Stock and 666,667 shares of common stock underlying warrants held by Melechdavid Inc. Each of the forgoing classes of preferred stock and the warrants contains an ownership limitation such that the holder may not convert or exercise, as applicable, any of such securities to the extent that such conversion or exercise, as applicable, would result in the holder’s beneficial ownership being in excess of 4.99% of the Company’s issued and outstanding common stock together with all shares owned by the holder and its affiliates.

Excludes 367,648 shares of common stock underlying Series A Convertible Preferred Stock and 262,606 shares of common stock underlying Series B Convertible Preferred Stock held by Melechdavid Inc. Retirement Plan.  Each of the forgoing classes of preferred stock contains an ownership limitation such that the holder may not convert any of such securities to the extent that such conversion would result in the holder’s beneficial ownership being in excess of 4.99% of the Company’s issued and outstanding common stock together with all shares owned by the holder and its affiliates.

(3)
Barry Honig is the Trustee of GRQ Consultants, Inc. 401K and GRQ Consultants, Inc. Roth 401K FBO Barry Honig, and he is a Manager of Marlin Capital Investments, LLC. In such capacities he is deemed to hold voting and dispositive power over the securities held by such entities.

(4)
Based solely on a review of the holder’s Schedule 13D filed with the SEC on October 13, 2015, includes 357,889 shares of common stock held by Barry Honig, of which 133,333 shares represent the vested portion (including shares vesting within 60 days) of a 400,000 share restricted stock award under our 2014 Equity Incentive Plan approved by the Company’s shareholders, and which vest at a rate of 1/24 of such award shares per month or upon a Qualified Transaction as defined in the award.

Includes 91,076 shares of common stock held by GRQ Consultants, Inc. 401K, and 110,470 shares of common stock held by GRQ Consultants, Inc. Roth 401K FBO Barry Honig.

Excludes 2,205,883 shares of common stock underlying shares of Series A Convertible Preferred Stock held by Mr. Honig, and 1,575,600 shares of common stock underlying shares of Series B Convertible Preferred Stock held by Mr. Honig.  Each of the forgoing classes of preferred stock contains an ownership limitation such that the holder may not convert any of such securities to the extent that such conversion would result in the holder’s beneficial ownership being in excess of 4.99% of the Company’s issued and outstanding common stock together with all shares owned by the holder and its affiliates.

Excludes 154,657 shares of common stock underlying shares of Series A Convertible Preferred Stock and 833,334 shares of common stock underlying shares of Series C Convertible Preferred Stock held by GRQ Consultants, Inc. Roth 401K FBO Barry Honig; 117,648 shares of common stock underlying shares of Series A Convertible Preferred Stock and 84,000 shares of common stock underlying Series B Convertible Preferred Stock held by Marlin Capital Investments, LLC; and 833,334 shares of common stock underlying shares of Series C Convertible Preferred Stock and 333,333 shares of Common Stock underlying shares of Series D Convertible Preferred Stock held by GRQ Consultants, Inc. 401K.  Each of the forgoing classes of preferred stock contains an ownership limitation such that the holder may not convert any of such securities to the extent that such conversion would result in the holder’s beneficial ownership being in excess of 4.99% of the Company’s issued and outstanding common stock together with all shares owned by the holder and its affiliates.

(5)
Michael Brauser is Chairman of the Betsy & Michael Brauser Charitable Family Foundation, Trustee of Grander Holdings, Inc. 401K and a Manager of Marlin Capital Investments, LLC. In such capacities he is deemed to hold voting and dispositive power over the securities held by such entities.

(6)
Based solely on a review of the holder’s Schedule 13D filed with the SEC on October 13, 2015, includes 100,100 shares of common stock held by Michael Brauser, of which 133,000 shares represent the vested portion (including shares vesting within 60 days) of a 400,000 share restricted stock award under the 2014 Equity Incentive Plan approved by our shareholders, and which vest at a rate of 1/24 of such award shares per month or upon a Qualified Transaction, as defined in the award.

Excludes 2,205,883 shares of common stock underlying Series A Convertible Preferred Stock and 1,575,630 shares of Common Stock underlying shares of Series B Convertible Preferred Stock held by Michael Brauser. Each of the forgoing classes of preferred stock contains an ownership limitation such that the holder may not convert any of such securities to the extent that such conversion would result in the holder’s beneficial ownership being in excess of 4.99% of the Company’s issued and outstanding common stock together with all shares owned by the holder and its affiliates.

Includes 235,786 shares of common stock held by Michael & Betsey Brauser TBE, 125,000 shares of Common Stock held by Betsy & Michael Brauser Charitable Family Foundation, and 146,684 shares of common stock held by Grander Holdings, Inc. 401K.

(7)
John Stetson is President of Stetson Capital Investments, Inc. and Stetson Capital Investments, Inc. Retirement Plan. In such capacities he is deemed to hold voting and dispositive power over the securities held by such entities.

(8)
Includes 114,391 shares of common stock, of which 100,000 shares represent the vested portion (including shares vesting within 60 days) of a 300,000 share restricted stock award under the 2014 Equity Incentive Plan approved by the Company’s shareholders, and which vest at a rate of 1/24 of such award shares per month or upon a Qualified Transaction as defined in the award.

Includes 83,334 shares of common stock held by Stetson Capital Investments and 83,334 shares of common stock held by Stetson Capital Investments, Inc. Retirement Plan.

Excludes 55,147 shares of common stock underlying Series A Preferred Stock and 66,660 shares of common stock underlying Series D Preferred Stock. Each of the forgoing classes of preferred stock contains an ownership limitation such that the holder may not convert any of such securities to the extent that such conversion would result in the holder’s beneficial ownership being in excess of 4.99% of the Company’s issued and outstanding common stock together with all shares owned by the holder and its affiliates.

(9)	Includes 100,000 common shares and options to purchase 6,993 shares of common stock that are exercisable within 60 days.
(10)
Includes 16,667 shares which represent the vested portion (including shares vesting within 60 days) of a 50,000 share restricted stock grant which vests at the end of each calendar month at a rate of 1/24 of such shares per month.

(11)
Includes 12,500 shares which represent the vested portion (including shares vesting within 60 days) of a 50,000 share restricted stock grant which vests at the end of each calendar month at a rate of 1/24 of such shares per month.

(12)
Includes 8,333 shares which represent the vested portion (including shares vesting within 60 days) of a 25,000 shares of restricted stock grant which vests at the end of each calendar month at a rate of 1/24 of such shares per month.

(13)	Includes options to purchase 63,173 shares of common stock that are exercisable.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Board of Directors currently has seven members, 2 Class II Directors, Michael Brauser and Andrew Kaplan, whose term expires at the Annual Meeting, two Class I Directors, Edward Karr and David Rector, whose term expires at the 2018 Annual Meeting of Stockholders and three Class III Directors, Barry Honig, Mohit Bhansali and Michael Beeghley, whose term expires at the 2017 Annual Meeting of Stockholders.

If Proposal 2 is approved by the stockholders, the Company’s Restated Certificate of Incorporation will be amended as discussed in Proposal No. 2. As a result, Messrs. Honig, Brauser, Beeghley, Kaplan, Rector, Bhansali and Karr shall be nominated for election to a one-year term to serve until the 2017 Annual Meeting of Stockholders, provided that the election of the directors shall become effective upon the filing of the amendment to the Company’s Restated Certificate of Incorporation with the Delaware Secretary of State (or, if Proposal 3 is approved, effective upon filing of the Articles of Merger). Messrs. Honig, Brauser, Beeghley, Kaplan, Rector, Bhansali and Karr have consented to serve if elected and have consented to being named in this proxy statement.

If Proposal 2 is not approved by the stockholders, then the election of directors shall proceed under the Restated Certificate of Incorporation as currently in effect. In such case, the Class II directors, and only the Class II directors, shall stand for election at the Annual Meeting and, if elected, will serve for a three-year term expiring at the 2019 Annual Meeting of Stockholders.

The following table sets forth the nominees for Class II directors on the Board of Directors. It also provides certain information about the nominees as of the Record Date.

Name	Age	Position(s) with the Company	Date First Elected or Appointed
Michael Brauser	60	Co-Chairman and Class II Director	September 25, 2015
Andrew Kaplan	49	Class II Director	September 25, 2015

 Michael Brauser, age 60, was appointed Co-Chairman of our Board of Directors on September 25, 2015. Mr. Brauser has been a self-employed investor/venture capitalist since 2003 investing in both public and private companies.  He has been the manager of, and an investor with, Marlin Capital Partners, LLC, a private investment company, since 2003. From 1999 through 2002, he served as President and Chief Executive Officer of Naviant, Inc. (eDirect, Inc.), an Internet marketing company.  He was also the founder of Seisant Inc. (eData.com, Inc.).  Between October 2005 and November 2006, he served as Chairman of the Board of Directors of SendTec, Inc. (SNDN), a publicly-traded customer acquisition ad agency.  He served as the Chairman of the Board of Directors of Chromadex Corp. (CDXC) from October 2011 to March 2015 and served as the Chairman of the Board of Directors of Interclick, Inc. (ICLK) from 2007 until its acquisition by Yahoo!.  Mr. Brauser is currently the Chairman of IDI, Inc. (IDI). The Company believes Mr. Brauser is qualified to serve as a director due to his extensive business and management expertise from his background as an executive officer of a number of public companies and his knowledge of accounting and finance.

Andrew Kaplan age 49, was appointed as a member of our Board of Directors on September 25, 2015.  Mr. Kaplan has been a Vice President of Barry Kaplan Associates for the past 20 years, a leading financial public relations firm for both public and private companies in the US, Canada and abroad. Prior to working at BKA, he had six years’ experience working at major investment banks involved in deal structure, mergers and acquisitions and trading. Mr. Kaplan is a member of the Board of Directors of Naked Brand Group (NAKD) and Coral Gold Resources, Ltd. (CLH.V).  He holds a BSBA from the University of Hartford in Finance and Insurance.  Mr. Kaplan is qualified to serve as a director due to his extensive business and management expertise and his extensive knowledge of capital markets.

Unless authority to vote for the nominees named above is withheld, the shares represented by the enclosed proxy will be voted FOR the election of such nominees as directors. In the event that any of the nominees shall become unable or unwilling to serve, the shares represented by the enclosed proxy will be voted for the election of such other person as the Board may recommend in such nominee’s place. The Board has no reason to believe that any of the nominees will be unable or unwilling to serve.

Vote Required

A plurality of the shares voted affirmatively or negatively at the Annual Meeting is required to elect a nominee as a director, or Class II director, depending on whether Proposal 2 is approved.

    THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES NAMED ABOVE AS DIRECTORS, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

DIRECTORS AND OFFICERS

Set forth below is certain information regarding our directors and executive officers.

We currently have a staggered board of directors comprised of three classes and each director serves until the Annual Meeting associated with their class. Class I board members will serve until our Annual Meeting in 2018, Class II Directors will serve until our Annual Meeting in 2019 and Class III Directors will serve until our Annual Meeting in 2017.

The Board has reviewed the materiality of any relationship that each of our directors has with Majesco, either directly or indirectly. Based upon this review, the Board has determined that the following members of the Board are “independent directors” as defined by the rules of the Nasdaq Stock Market: Michael Beeghley, Andrew Kaplan, Edward M. Karr and Mohit Bhansali.

Name	Age	Position with the Company
Barry Honig	45	Chairman, Chief Executive Officer and Class III Director
Michael Brauser	60	Co-Chairman and Class II Director
John Stetson	30	Chief Financial Officer
Edward Karr	46	Class I Director
Andrew Kaplan	49	Class II Director
Mohit Bhansali	41	Class III Director
David Rector	69	Class I Director
Michael Beeghley	49	Class III Director

Background Information

Barry Honig, age 45, was appointed Co-Chairman of our Board of Directors and Chief Executive Officer in September 2015.  Mr. Honig has been President of GRQ Consultants, Inc., since January 2004, where he is a private investor and consultant to early stage companies. Mr. Honig is a founder and Director of Pershing Gold (PGLC), a NASDAQ listed development stage gold company, since September, 2010. Mr. Honig is currently the Chairman of the Board of Directors of Levon Resources Ltd., a mineral resource company (LVNVF).  Mr. Honig was the Founder/Co-Chairman of InterCLICK, Inc. (ICLK), a NASDAQ listed internet advertiser from 2007 until its sale to Yahoo! Inc. in 2011. Mr. Honig served as Co-Chairman of Chromadex Corporation (CDXC), a natural products company, from 2011 to 2015. Mr. Honig graduated from George Washington University in 1993 with a BA in Business Administration.  The Company believes Mr. Honig is qualified to serve as a director due to his extensive business and management expertise and his extensive knowledge of capital markets.

Michael Brauser, age 60, was appointed Co-Chairman of our Board of Directors in September 2015. Mr. Brauser has been a self-employed investor/venture capitalist since 2003 investing in both public and private companies.  He has been the manager of, and an investor with, Marlin Capital Partners, LLC, a private investment company, since 2003. From 1999 through 2002, he served as President and Chief Executive Officer of Naviant, Inc. (eDirect, Inc.), an Internet marketing company.  He was also the founder of Seisant Inc. (eData.com, Inc.).  Between October 2005 and November 2006, he served as Chairman of the Board of Directors of SendTec, Inc. (SNDN), a publicly-traded customer acquisition ad agency.  He served as the Chairman of the Board of Directors of Chromadex Corp. (CDXC), a natural products company, from 2011 to 2015 and served as the Chairman of the Board of Directors of Interclick, Inc. (ICLK), a NASDAQ listed internet advertiser, from 2007 until its acquisition by Yahoo! in 2011.  .  Mr. Brauser is currently the Chairman of the Board of Directors of IDI, Inc. (IDI). The Company believes Mr. Brauser is qualified to serve as a director due to his extensive business and management expertise from his background as an executive officer of a number of public companies and his knowledge of accounting and finance.

John Stetson, age 30, was appointed our Chief Financial Officer, Executive Vice President and Secretary in September, 2015.  Mr. Stetson has been the Managing Member of HS Contrarian Investments LLC, a private investment firm with a focus on early stage companies since 2010. In addition, Mr. Stetson served as Executive Vice President, Chief Financial Officer, and Director of Marathon Patent Group, Inc. (MARA), a NASDAQ listed patent company from June 2012 to February 2015. Mr. Stetson was President & Co-Founder of Fidelity Property Group, Inc. from April 2010 to July 2014, a real estate development group focused on acquisition, rehabilitation, and short-term disposition of single family homes.  Mr. Stetson received his BA in Economics from the University of Pennsylvania.

Edward M. Karr, age 46, was appointed as a member of our Board of Directors in September, 2015.  Mr. Karr has been founder and Managing Director of Strategic Asset Management S.A. and also is a Director of Pershing Gold Corporation (PGLC) a NASDAQ listed development stage gold company, Dataram Corporation (DRAM), a NASDAQ listed memory chip company, and Levon Resources (LVNVF) a mineral resource company.  He is a former member of the Board of Directors Spherix Incorporated (SPEX) a NASDAQ listed patent company serving from November 2012 until December 2014.  Mr. Karr studied at Embry-Riddle Aeronautical University, Lansdowne College in London, England and received a B.S. in Economics/Finance with Honours (magna cum laude) from Southern New Hampshire University. He is a current board member, Nominating Committee Chair and past President of the American International Club of Geneva and Chairman of Republican’s Overseas Switzerland.  Mr. Karr is qualified to serve as a director due to his extensive business and management expertise and his extensive knowledge of capital markets.  Mr. Karr qualifies as an “audit committee financial expert” under the applicable SEC rules and accordingly contributes to the Board his understanding of generally accepted accounting principles and his skills in auditing, as well as in analyzing and evaluating financial statements.

Andrew Kaplan age 49, was appointed as a member of our Board of Directors in September 2015.  Mr. Kaplan has been a Vice President of Barry Kaplan Associates for the past 20 years, a leading financial public relations firm for both public and private companies in the US, Canada and abroad. Prior to working at BKA, he had six years’ experience working at major investment banks involved in deal structure, mergers and acquisitions and trading. Mr. Kaplan is a member of the Board of Directors of Naked Brand Group (NAKD) and Coral Gold Resources, Ltd. (CLH.V).  He holds a BSBA from the University of Hartford in Finance and Insurance.  Mr. Kaplan is qualified to serve as a director due to his extensive business and management expertise and his extensive knowledge of capital markets.

Mohit Bhansali, age 41, was appointed as a member of our Board of Directors in December, 2014. Mr. Bhansali is has been a founder and Chief Executive Officer of Equity Stock Transfer, an SEC registered transfer agent, since December 2011.  He served as executive officer and a Director of Spiral Energy Tech Inc. (SGYT) and Northern Wind Energy Corp. from December 2011 through September 2014 and November 2013.  He holds a B.A. in Psychology from New York University and has previously held positions as securities legal specialist in law firms and as an equity trader.  In considering Mr. Bhansali as a director of the Company, the Board considered his entrepreneurial experience, his knowledge of capital markets and his experience in a variety of executive roles and his management experience.

David Rector, age 69, was appointed as a member of our Board of Directors in July 2015.  Mr. Rector has been a Director of Sevion Therapeutics Inc. (SVON), a biopharmaceutical company, since February 2002 and was appointed Interim CEO in January 2015. Mr. Rector also served as a Director and member of the compensation and audit committee of the Dallas Gold and Silver Exchange Companies Inc. (DGSE), a NYSE MKT jewelry and scrap metal company, from May 2014 to September 2015.  From January 2014 through January 2015, Mr. Rector served on the board of directors of MV Portfolios, Inc. (MVPI), a patent company.  From November 2012 through January 2014, Mr. Rector served as the CEO and President of Valor Gold Corp. (VGLD), a gold exploration company. Since February 2012 through January 2013, Mr. Rector served as the VP Finance & Administration of Pershing Gold Corp. (PGLC), a NASDAQ listed development stage gold company. From May 2011 through February 2012, Mr. Rector served as the President of Sagebrush Gold, Ltd., predecessor of Pershing Gold Company and successor to American Energy Fields, Inc. and The Empire Sports & Entertainment Holdings Co.  Since October 2007 through February 2013, Mr. Rector has served as President and CEO of Standard Drilling, Inc. (STDR). Mr. Rector received a Bachelor of Science degree in Business/Finance from Murray State University in 1969. As a result of these professional and other experiences, Mr. Rector has a deep business understanding of developing companies. Mr. Rector also brings corporate governance experience through his service on other company boards.

Michael Beeghley, age 49, was appointed to our Board of Directors in December 2015.  Mr. Beeghley has been President and founder of Applied Economics LLC (“Applied Economics”), a national corporate finance and financial advisory services firm for 18 years. Mr. Beeghley has testified as an expert and provided expert opinions on numerous economic, financial and securities issues. Prior to forming Applied Economics, Mr. Beeghley was a Manager in the Corporate Finance Group of Ernst & Young, LLP and a Senior Analyst in the Corporate Finance Group of PricewaterhouseCoopers.  Mr. Beeghley is qualified to serve as a director due to his extensive corporate finance background.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including Directors, pursuant to which the officer was selected to serve as an officer.

Family Relationships

None of our Directors are related by blood, marriage, or adoption to any other Director, executive officer, or other key employees.

Other Directorships

Other than as disclosed above, none of the Directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Legal Proceedings

We are not aware of any of our directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Corporate Governance

General

We believe that good corporate governance is important to ensure that the Company is managed for the long-term benefit of our stockholders. This section describes key corporate governance practices that we have adopted.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal year 2015, all filing requirements applicable to our current officers, directors and greater than 10% beneficial owners were complied with, with the exception of the Form 4 filed by Michael Vesey on March 20, 2015, the Form 4 filed by Laurence Aronson on May 5, 2015, the Form 4 filed by Mohit Bhansali on May 29, 2015, the Form 4 filed by Trent Davis on May 5, 2015, the Form 4 filed by Jesse Sutton on May 29, 2015 and the Form 4 filed by David Rector on July 31, 2015, which were filed late.

Corporate Code of Conduct and Ethics

We have adopted a Corporate Code of Conduct and Ethics that applies to all employees, including our principal executive officer and principal financial and accounting officer, and directors. The code can be found on our website at www.majescoentertainment.com. We will provide, without charge, a copy of our Corporate Code of Conduct and Ethics upon request to: Secretary, Majesco Entertainment Company, 4041-T Hadley Road, S. Plainfield, New Jersey 07080. Disclosure regarding any amendments to, other than technical, administrative or non-substantive amendments, or waivers from, provisions of the Corporate Code of Conduct and Ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

Committees of the Board of Directors and Meetings

The Board has a policy that directors make all reasonable efforts to attend our Company’s annual stockholder meetings. At the time of the annual stockholder’s meeting the Company had three directors, two of which attended last year’s annual stockholders’ meeting telephonically.  In fiscal year 2015, there were a total of 18 meetings of the Board and the various committees of the Board met a total of 8 times. No director attended fewer than 94% of the total number of meetings of the Board and of committees of the Board on which he served during fiscal year 2015. The independent members of the Board also met regularly in executive session.

To assist it in carrying out its duties, the Board of Directors has delegated certain authority to an Audit Committee, a Compensation Committee and a Nominating Committee as the functions of each are described below.

Director	Board	Audit Committee	Compensation Committee	Nominating and Governance Committee
Barry Honig	Co-Chair
Michael Brauser	Co-Chair			**
Edward Karr*	X	Chair	X
Andrew Kaplan *	X	X	Chair	Chair
Mohit Bhansali*	X	X
David Rector	X
Michael Beeghley*	X			X
Meetings in 2015:	18	6	2	0

*Denotes directors who meet our criteria for “independence.”
** Resigned November 2015.

Audit Committee.   The Board has a standing Audit Committee, currently consisting of Edward Karr (Chairman), Andrew Kaplan and Mohit Bhansali. Our Audit Committee held 6 meetings during fiscal year 2015. The Audit Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for the Audit Committee’s composition and meetings. Our Audit Committee charter complies with Rule 10A-3 of the Exchange Act, and the requirements of NASDAQ . Our Audit Committee was established in accordance with Section 3(a)(58)(A) of the Exchange Act. The charter of the Audit Committee can be found on our website at www.majescoentertainment.com.

The Board has determined that each member of the audit committee is “independent,” as that term is defined by the rules of NASDAQ .

The Board has determined that Mr. Edward Karr is a “financial expert” serving on its Audit Committee, and that Mohit Bhansali and Andrew Kaplan are each independent, as the SEC has defined that term in Item 407 of Regulation S-K.

Nominating and Governance Committee.   The Board has a standing Nominating and Governance Committee. The Nominating and Governance Committee consists of Andrew Kaplan (Chairman) and Michael Beeghley. The Nominating and Governance Committee may employ a variety of methods for identifying and evaluating nominees for director. Both members of the Nominating and Governance Committee qualify as independent as defined by the rules of NASDAQ . The Nominating and Governance Committee held no meetings during fiscal year 2015. The Nominating and Governance Committee acts under a written charter, which more specifically sets forth its responsibilities and duties, as well as requirements for its composition and meetings. The charter of the Nominating and Governance Committee can be found on our website at www.majescoentertainment.com.

The Nominating and Governance Committee assesses the size of the Board, the need for particular expertise on the Board, the upcoming election cycle of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. Candidates may be evaluated at regular or special meetings of the Nominating and Governance Committee, and may be considered at any point during the year.

Factors considered by the Nominating and Governance Committee in the selection of director nominees are those it may deem appropriate, including judgment, character, high ethics and standards, integrity, skills, diversity, independence, experience with businesses and organizations of a comparable size to the Company, the interplay of the candidate’s experience with the experience of other members of the Board of Directors and the extent to which the candidate would be a desirable addition to the Board or any of its committees. In addition, in considering nominees for director, the Nominating and Governance Committee will review the qualifications of available candidates that are brought to the attention of the Nominating and Governance Committee by any member of the Board, stockholders and management or identified by the Nominating and Governance Committee through the use of search firms or otherwise.

The Nominating and Governance Committee does not set specific, minimum qualifications that nominees must meet in order for the Nominating and Governance Committee to recommend them to the Board, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account the needs of the Company and the composition of the Board. Members of the Nominating and Governance Committee discuss and evaluate possible candidates in detail prior to recommending them to the Board. While we do not have a formal policy on diversity, the Nominating and Governance Committee considers diversity of experience as one of the factors it considers in conducting its assessment of director nominees, along with such other factors as it deems appropriate given the then current needs of the Board and the Company, to maintain a balance of knowledge, experience and capability.

If a stockholder wishes to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it should follow the procedures described in this section and in the Company’s Nominating and Governance Committee Charter. The Nominating and Governance Committee Charter adopted by the Nominating and Governance Committee provides that nominees recommended by stockholders are given appropriate consideration and will be evaluated in the same manner as other nominees. Following verification of the stockholder status of persons proposing candidates, the Nominating and Governance Committee makes an initial analysis of the qualifications of any candidate recommended by stockholders or others pursuant to the criteria summarized above to determine whether the candidate is qualified for service on the Board of Directors before deciding to undertake a complete evaluation of the candidate. If any materials are provided by a stockholder or professional search firm in connection with the nomination of a director candidate, such materials are forwarded to the Nominating and Governance Committee as part of its review.

Compensation Committee; Compensation Committee Interlocks and Insider Participation.   The Compensation Committee of the Board is composed entirely of directors who are not our current or former employees, each of whom meets the applicable definition of “independent” as defined by the rules of NASDAQ. None of the members of the Compensation Committee during fiscal 2015 (i) had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of related party transactions or (ii) was an executive officer of a company of which an executive officer of the Company is a director. The current members of the Compensation Committee are Andrew Kaplan (Chairman), and Edward Karr. The Compensation Committee has no interlocks with other companies. The Compensation Committee held 2 meetings during fiscal year 2015. The charter of the Compensation Committee can be found on our website at www.majescoentertainment.com.

The Compensation Committee is responsible for establishing and administering our executive compensation policies. The role of the Compensation Committee is to (i) formulate, evaluate and approve compensation of the Company’s directors, executive officers and key employees, (ii) oversee all compensation programs involving the use of the Company’s stock, and (iii) produce, if required under the securities laws, a report on executive compensation for inclusion in the Company’s proxy statement for its annual meeting of stockholders. The duties and responsibilities of the Compensation Committee under its charter include:

•	Annually reviewing and setting compensation of executive officers;
•	Periodically reviewing and making recommendations to the Board with respect to compensation of non-employee directors;
•
Reviewing and approving corporate goals and objectives relevant to Chief Executive Officer compensation, evaluating the Chief Executive Officer’s performance in light of those goals and objectives, and setting the Chief Executive Officer’s compensation levels based on this evaluation;

•	Reviewing competitive practices and trends to determine the adequacy of the executive compensation program;
•	Approving and overseeing incentive compensation and equity-based plans for executive officers that are subject to Board approval;
•	Making recommendations to the Board as to the Company’s compensation philosophy and overseeing the development and implementation of compensation programs;
•
Periodically reviewing benefits, perquisites, employment agreements, severance agreements, change in control agreements and provisions and other compensation related agreements provided and relating to the Company’s executive officers; and

•	Periodically reviewing the Compensation Committee Charter.

When appropriate, the Compensation Committee may, in carrying out its responsibilities, form and delegate authority to subcommittees. The Chief Executive Officer plays a role in determining the compensation of our other executive officers by evaluating the performance of those executive officers. The Chief Executive Officer’s evaluations are then reviewed by the Compensation Committee. This process leads to a recommendation for any changes in salary, bonus terms and equity awards, if any, based on performance, which recommendations are then reviewed and approved by the Compensation Committee.

The Compensation Committee has the authority, at the Company’s expense, to select, retain, terminate and set the fees and other terms of the Company’s relationship with any outside advisors who assist it in carrying out its responsibilities, including compensation consultants or independent legal counsel.

Board of Directors Leadership Structure and Role in Risk Oversight.   The Board of Directors has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of our Board of Directors is to oversee the management of our company and, in doing so, serve the best interests of the company and our stockholders. The Board of Directors selects, evaluates and provides for the succession of executive officers and, subject to stockholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. Our Board of Directors also participates in decisions that have a potential major economic impact on our company. Management keeps the directors informed of company activity through regular communication, including written reports and presentations at Board of Directors and committee meetings.

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have determined that it is in the best interest of the Company and its shareholders to partially combine these roles. Due to the small size of the Company, we believe it is currently most effective to have the Chairman and Chief Executive Officers positions combined.  We also have a Co-Chairman who is not an executive officer of the Company.

The Company currently has seven directors, including Mr. Honig, its Chairman, who also serves as the Company’s Chief Executive Officer and Mr. Brauser, the Company’s Co-Chairman. The Co- Chairmen and the Board are actively involved in the oversight of the Company’s day to day activities.

While management is responsible for managing the day to day issues faced by the Company, the Board has an active role, directly and through its committees, in the oversight of the Company’s risk management efforts. The Board carries out this oversight role through several levels of review. The Board regularly reviews and discusses with members of management information regarding the management of risks inherent in the operation of the Company’s business and the implementation of the Company’s strategic plan, including the Company’s risk mitigation efforts.

Each of the Board’s committees also oversees the management of the Company’s risks that are under each committee’s areas of responsibility. For example, the Audit Committee oversees management of accounting, auditing, external reporting, internal controls, and cash investment risks. The Nominating and Governance Committee oversees the Company’s compliance policies, Code of Conduct and Ethics, conflicts of interests, director independence and corporate governance policies. The Compensation Committee oversees risks arising from compensation practices and policies. While each committee has specific responsibilities for oversight of risk, the Board is regularly informed by each committee about such risks. In this manner the Board is able to coordinate its risk oversight.

EXECUTIVE COMPENSATION

Executive Officers

 Summary Compensation Table

The following Summary Compensation Table sets forth summary information as to compensation paid or accrued during the last two fiscal years ended October 31, 2015 and October 31, 2014.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards (1) ($)		Option Awards (2) ($)		Non-Equity Incentive Plan Compensation (3) ($)	All Other Compensation (4) ($)		Total ($)
Barry Honig	2014	-0-		-0-							-0-
Chief Executive Officer and Co-Chairman of the Board of Directors (5)	2015	8,308		496,000	(11)						504,308

John Stetson	2014	-0-		-0-							0
Chief Financial Officer (6)	2015	8,308		372,000	(12)						380,308

David Rector	2014	-0-		-0-		-0-					-0-
Chief Executive Officer (7)	2015	6,708		116,000	(13)	6,273	(17)				128,981

Jesse Sutton,	2014	363,000		-0-		-0-			13,859	(20)	376,859
Chief Executive Officer (8)	2015	273,646		15,841	(14)	30,546	(18)		513,859	(21)	833,892

Michael Vesey,	2014	300,000		-0-		-0-			-0-		300,000
Chief Financial Officer (9)	2015	140,770		46,560	(15)	14,684	(19)		305,900	(22)	507,914

Gary Anthony	2014	145,500	12,000	-0-							157,500
Chief Accounting Officer (10)	2015	89,200	30,000	28,000	(16)						147,500

(1)
Represents the aggregate grant date fair value for restricted stock awards granted during fiscal years 2014 and 2015, respectively, computed in accordance with FASB ASC Topic 718. See Note 12 to our consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended October 31, 2015 for details as to the assumptions used to determine the grant date fair value of the restricted stock awards.

(2)
Represents the aggregate grant date fair value for option awards granted during fiscal years 2014 and 2015, respectively, computed in accordance with FASB ASC Topic 718. See Note 12 to our consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended October 31, 2015 for details as to the assumptions used to determine the grant date fair value of the option awards.

(3)	Represents amounts paid to named executive officers in the applicable year pursuant to the Company’s STI Plan .

(4)	Represents health and dental insurance premiums in excess of coverage provided to other employees.

(5)	Appointed on September 25, 2015

(6)	Appointed on September 25, 2015

(7)	Served as Chief Executive Officer from July 27, 2015 until September 25, 2015

(8)	Resigned on July 27, 2015

(9)	Resigned on March 17, 2015

(10)	Served as Chief Accounting Officer from April 1, 2015 to September 25, 2015, prior to this beginning May 2011, he served as the Company’s Corporate Controller.

(11)	Represents 400,000 shares at a grant date fair value of $1.24 per common share.

(12)	Represents 300,000 shares at a grant date fair value of $1.24 per common share.

(13)	Represents 100,000 shares at a grant date fair value of $1.16 per common share.

(14)	Represents 23,295 shares at a grant date fair date value of $0.68 per common share.

(15)	Represents 15,530 shares at a grant date fair value of $0.68 per common share and 30,000 shares at a grant date fair value of $1.20 per common share.

(16)	Represents 20,000 shares at a grant date fair value of $1.34 per common share.

(17)	Represents 6,993 common shares at an exercise price of $1.43 per common share.

(18)	Represents stock options to purchase 71,750 shares of common stock at an exercise price of $0.68 per common share.

(19)	Represents stock options to purchase 34,470 common shares at an exercise price of $0.68 per common share.

(20)	Represents $13,859 paid for health and dental insurance premiums in excess of coverage provided to other employees.

(21)	Represents $13,859 paid for health and dental insurance premiums in excess of coverage provided to other employees as well as $500,000 paid in severance payments paid to Zift Interactive, LLC.

(22)	Represents $5,900 paid for health and dental insurance premiums in excess of coverage provided to other employees and $300,000 in severance payments.

Narrative Disclosure to Summary Compensation Table

Incentive Bonus Opportunity

The Compensation Committee has the authority to award incentive bonuses to our executives. The incentive bonus program is based, in part, on the Company’s fiscal year performance.  The Company is in a transition phase, and the incentive bonus component may change as the Company’s business evolves.

The incentive bonus program is an important component of total cash compensation because it may reward our executives for achieving annual financial and operational goals and emphasizes variable or “at risk” compensation, but is not limited to such matters.

Long-Term Incentives

We believe that long-term performance will be enhanced through equity awards that reward our executives and other employees for maximizing stockholder value over time and that align the interests of our executives and other employees with those of stockholders. The Compensation Committee believes that the use of equity awards offers the best approach to achieving our compensation goals because equity ownership ties a significant portion of an individual’s compensation to the performance of our stock.

On March 30, 2015, at our 2015 Annual Meeting, our shareholder’s approved the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) and the reservation of 2,250,000 shares of our common stock thereunder.  Awards under the 2014 Plan may be granted pursuant to the 2014 Plan only to persons who are eligible persons. Under the 2014 Plan, “Eligible Person” means any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its subsidiaries; (b) a director of the Company or one of its subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Company or one of its subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Company or one of its subsidiaries) to the Company or one of its subsidiaries and who is selected to participate in the 2014 Plan by the 2014 Plan administrator; provided, however, that an Eligible Person may only participate in the 2014 Plan if such participation would not adversely affect either the Company’s eligibility to use Form S-8 to register, under the Securities Act of 1933, as amended, the offering and sale of shares issuable under the 2014 Plan by the Company or the Company’s compliance with any other applicable laws.

On December 17, 2014, the Company granted shares of restricted common stock to certain of its executive officers and directors.  These restricted stock awards, were granted under the Company’s Amended and Restated 2004 Employee, Director and Consultant Incentive plan and were subject to a trigger event that occurred on September 30, 2015, which vested the shares in full.

The shares of common stock granted to our officers and directors under these stock awards are as follows:

Name	Shares
Jesse Sutton	23,295
Michael Vesey	15,530
Laurence Aronson	23,295
Stephen Wilson	15,530
Trent Davis	6,470
Mohit Bhansali	6,470
Adam Sultan	12,942

On December 17, 2014, the Company granted options to purchase common stock to certain of its executive officers and directors.  The stock options were granted with an exercise price of $0.68 per share and would fully vest upon a trigger event, which occurred on September 30, 2015, and are exercisable until December 17, 2019. These option awards were granted under the 2014 Plan.

 The option awards granted to our officers and directors are as follows:

Name	Option Award
Jesse Sutton	71,705
Michael Vesey	34,470
Laurence Aronson	71,705
Stephen Wilson	64,470
Trent Davis	56,030
Mohit Bhansali	56,030
Adam Sultan	12,058

On April 23, 2015, Laurence Aronson, Mohit Bhansali and Trent Davis were each granted 7,143 stock options to purchase common stock with an exercise price of $1.40 per share. These awards were granted under our 2014 Plan. The options fully vested on October 23, 2015, and they are exercisable until April 23, 2020.

On June 27, 2015, David Rector was granted 100,000 granted shares of restricted common stock.  The vesting on this grant was accelerated on January 12, 2016. These awards were granted under our 2014 Plan.

On July 27, 2015, David Rector was granted 6,993 stock options to purchase common stock with an exercise price of $1.43 per share. These awards were granted under our 2014 Plan. The options fully vested on January 24, 2016 and are exercisable until July 27, 2020.

On September 30, 2015, we entered into Restricted Stock Agreements and granted shares of restricted common stock to certain of our executive officers and directors.  The stock awards were granted under our 2014 Plan and shall vest at a rate of 1/24 of the stock awarded each month for twenty-four months.  Vesting of the stock awards shall accelerate upon the occurrence of a Qualified Transaction. A Qualified Transaction includes one or more acquisitions with an aggregate value of at least $25 million, among other events.

The shares of common stock granted to our officers and directors under these stock awards are as follows:

Name	Shares
Barry Honig	400,000
John Stetson	300,000
Michael Brauser	400,000
Mohit Bhansali	25,000
Edward Karr	50,000
Andrew Kaplan	50,000

On December 18, 2015, we entered into a Restricted Stock Agreement and granted shares of restricted common stock to a director.  The stock award was granted under our 2014 Plan and shall vest at a rate of 1/24 of the stock awarded each month for twenty-four months.  Vesting of the stock awards shall accelerate upon the occurrence of a Qualified Transaction. A Qualified Transaction includes one or more acquisitions with an aggregate value of at least $25 million, among other events.

The shares of common stock granted to our officers and directors under these stock awards are as follows:

Name	Shares
Michael Beeghley	50,000

On December 18, 2015, Michael Brauser, Andrew Kaplan, Edward Karr, and Michael Beeghley were each granted 9,523 stock options to purchase common stock with an exercise price of $1.05 per share. These awards were granted under our 2014 Plan.  These options vest six months from the grant date.

Employment Agreements

During 2015 we entered into employment agreements with Mr. Honig and Mr. Stetson.  Mr. Honig’s and Mr. Stetson’s employment agreements each provide for an annual base salary of $120,000 and a discretionary bonus to be determined by the Compensation Committee.

During 2014 and 2015, we had employment agreements with each of Mr. Sutton and Mr. Vesey Mr. Sutton’s employment agreement provided for an annual base salary of $363,000 and a discretionary bonus of up to 100% of his base salary. Mr. Vesey’s employment agreement provided for an annual base salary of $300,000 and an annual cash bonus to be determined in the sole discretion of the Company and based on such factors as the Company establishes.

Under the employment agreements, each of the named executive officers would be entitled to certain payments and benefits if the Company terminated the executive’s employment without “cause” or the executive terminated his employment for “good reason”. Benefits are also provided if the executive is terminated in connection with a change in control. The benefit levels under the employment agreements generally include continued payment of base salary, a bonus for the year of termination, accelerated vesting of equity awards and continued welfare benefits, and are described in more detail under the “Potential Payments Upon Termination or Change-In-Control” below.

Outstanding Equity Awards at Fiscal Year-End

The following table shows grants of stock options and grants of unvested stock awards outstanding on the last day of the fiscal year ended October 31, 2015, to each of the executive officers named in the Summary Compensation Table.

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1.26)(1)
Barry Honig	--		--	--	--	383,333 (4)	$483,000
Michael Brauser	--					383,333 (4)	$483,000
John Stetson	--		--	--	--	287,500(4)	$362,250
David Rector	6,993 (2)		--	$1.43	July 27, 2020	--	$-
Michael Beeghley	--			--		-	-
Andrew Kaplan	--		--	--		47,917(4)	$60,375
Mohit Bhansali	56,030(7)			$0.68	December 31, 2021	23,958(4)	$30,188
	7,143 (8)			$1.40	April 30, 2020
Edward Karr	--			--		47,917(4)	$60,375
Trent Davis (4)	71,705(9)		--	$0.68	December 31, 2021	--	--
	7,143(11)			$1.40	April 30, 2020--
Stephen Wilson (5)	--		--	--	--	--	--
Laurence Aronson (6)	2,323	(9)	--	$15.19	August 1, 2016	--	--
	1,880			$4.76	August 1, 2017
	1,961			$17.36	August 1, 2018
	2,579			$12.32	August 2, 2019
	7,559			$4.48	August 3, 2020
	15,848			$1.66	August 3, 2021
	71,705			$0.68	March 28, 2022
	7,143			$1.40	April 23, 2020

(1)
The market value of the shares is determined by multiplying the number of shares times $1.26, the closing price of our common stock on The NASDAQ Capital Market on October 31, 2015, the last business day of our fiscal year.

(2)	Option to purchase 6,993 common shares was exercisable on January 27, 2016.
(3)	Vests at the end of each calendar month, at a rate of 1/24 of such shares per month.
(4)	Resigned on July 27, 2015
(5)	Resigned on February 1, 2015
(6)	Resigned on September 25, 2015
(7)	Option to purchase 56,030 common shares was exercisable on September 30, 2015
(8)	Option to purchase 7,143 common shares was exercisable on October 22, 2015
(9)
Options to purchase 2,323 common shares exercisable on August 2011; options to purchase 1,880 common shares exercisable on August 2012; options to purchase 1,961 common shares exercisable on August 2013; options to purchase 2,579 common shares exercisable on August 2014; options to purchase 7,559 common shares exercisable on August 2015; options to purchase 15,848 common shares exercisable on September 25, 2015; options to purchase 71,705 common shares at $0.68 on September 25, 2015; and option to purchase 7,143 common shares was exercisable on September 25, 2015.

Potential Payments Upon Termination or Change-In-Control

We have entered into agreements that require us to make payments and/or provide benefits to certain of our executive officers in the event of a termination of employment or a change of control. The following summarizes the potential payments to each named executive officer for which we have entered into such an agreement assuming that one of the events identified below occurs.

Mr. Barry Honig, Chief Executive Officer

Pursuant to his employment agreement, if the Company terminates Mr. Honig’s employment without “cause” (as such term is defined in the employment agreement) or Mr. Honig resigns for “good reason” or following a “Change of Control” (as such terms are defined in Mr. Honig’s employment agreement), he will receive severance benefits from the Company, including a cash amount equal to 100% of Mr. Honig’s base salary, annual bonus and share awards during the preceding year.

Mr. John Stetson, Chief Financial Officer

Pursuant to his employment agreement, if the Company terminates Mr. Stetson’s employment without “cause” (as such term is defined in the employment agreement) or Mr. Stetson resigns for “good reason” or following a “Change of Control” (as such terms are defined in Mr. Stetson’s employment agreement), he will receive severance benefits from the Company, including a cash amount equal to 100% of Mr. Stetson’s base salary, annual bonus and share awards during the preceding year.

Mr. Jesse Sutton, Former Chief Executive Officer

Pursuant to his employment agreement, if the Company terminates Mr. Sutton’s employment without Cause (as such term is defined in the employment agreement) or Mr. Sutton resigns for Good Reason (as such term is defined in the employment agreement), he will receive severance benefits from the Company, including:

•	continued payment of his base salary on a regular payroll basis for a period of 12 months;

•
within 30 days of termination, a payment equal to the average of the percentages used to calculate Mr. Sutton’s Annual Incentive Cash Bonus (as such term is defined in the employment agreement) in each of the previous three fiscal years times Mr. Sutton’s then current base salary (the “Severance Bonus”);

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Sutton at the time of such termination; and

•
continued Company contributions toward Mr. Sutton’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for 12 months following the date of termination, unless Mr. Sutton is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

If the Company terminates Mr. Sutton’s employment without Cause or Mr. Sutton resigns for Good Reason within 24 months following a Change of Control (as such term is defined in the employment agreement), he will receive severance benefits (in lieu of all other severance programs/amounts) from the Company, including:

•	within 30 days of termination, a payment in an amount equal to: (i) two years base salary; and (ii) the Severance Bonus;

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Sutton at the time of such termination; and

•
continued Company contributions toward Mr. Sutton’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for 12 months following the date of termination, unless Mr. Sutton is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

On July 27, 2015, Mr. Sutton resigned as our Chief Executive Officer. We entered into a separation agreement with Mr. Sutton (the “Sutton Separation Agreement”), under which terms Mr. Sutton will continue, for twenty-four months following his resignation, to provide certain consulting and support services (the “Services”) to us, as more fully described in the Sutton Separation Agreement.  Pursuant to the Sutton Separation Agreement, Mr. Sutton is to receive a severance payment, which included 50% of the Net Monthly Revenues (as defined in the Sutton Separation Agreement) generated by us from the Download Business (as defined in the Sutton Separation Agreement), but in no even more than $10,000 per month; provided that Mr. Sutton is still providing the Services. In addition, the Company will continue its contributions towards Mr. Sutton’s health care benefits for a period of twelve (12) months following Mr. Sutton’s resignation or until Mr. Sutton becomes covered by an equivalent benefit and Mr. Sutton shall have a period of eighteen (18) months from his date of resignation to exercise any previously issued stock options, except that the original expiration date of any such options shall not be extended.

Mr. Michael Vesey, Former Chief Financial Officer

Pursuant to his amended and restated employment agreement, effective as of August 22, 2013, if the Company terminates Mr. Vesey’s employment without Cause (as such term is defined in the employment agreement) or Mr. Vesey resigns for Good Reason (as such term is defined in the employment agreement), he will receive severance benefits from the Company, including:

•	continued payment of his base salary on a regular payroll basis for a period of 12 months;

•
a bonus payment, which shall be an amount equal to his average “target” annual incentive opportunity over the prior three years and shall be payable immediately after the effective date of Mr. Vesey’s release;

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Vesey at the time of such termination; and

•
continued Company contributions toward Mr. Vesey’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for 12 months following the date of termination, unless Mr. Vesey is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

If the Company terminates Mr. Vesey’s employment without Cause or Mr. Vesey resigns for Good Reason within 12 months following a Change of Control (as such term is defined in the employment agreement), he will receive severance benefits (in lieu of all other severance programs/amounts) from the Company, including:

•	a lump sum severance payment, in an amount equal to two years of Mr. Vesey’s base salary at the time of termination, payable on the eighth day following Mr. Vesey’s execution of a release;

•
a lump sum bonus payment, which shall be an amount equal to his average “target” annual incentive opportunity over the prior three years, and shall be payable on eighth day following Mr. Vesey’s execution of a release;

•	acceleration and full vesting as of the date of termination of all unvested restricted stock, stock options and other equity awards held by Mr. Vesey at the time of such termination; and

•
continued Company contributions toward Mr. Vesey’s health care, dental, disability and life insurance benefits on the same basis as immediately prior to the date of termination for 12 months following the date of termination, unless Mr. Vesey is actually covered or becomes covered by an equivalent benefit (at the same cost to him, if any) from another source.

We entered into a Separation Agreement with Mr. Vesey (the “Vesey Separation Agreement”) on February 17, 2015, pursuant to which Mr. Vesey resigned as our Chief Financial Officer on March 17, 2015.  Pursuant to the Vesey Separation Agreement, upon his resignation and in addition to the other benefits as outlined in the Vesey Employment Agreement, Mr. Vesey received a lump sum payment of $200,000 and an additional payment of $100,000 thereafter payable in six equal monthly installments.  In addition, the Company agreed to vest all of Mr. Vesey’s previously unvested securities held as of the date of the Vesey Separation Agreement, other than the securities granted pursuant to the Company’s 2014 Equity Incentive Plan, and the Company further agreed that, subject to shareholder approval of the 2014 Equity Incentive Plan, in consideration for Mr. Vesey’s ongoing consulting services for a period of six months following the separation, the Company granted Mr. Vesey 30,000 shares of restricted common stock under the 2014 Equity Incentive Plan.

Director Compensation

The following table shows the total compensation paid or accrued during the fiscal year ended October 31, 2015 to each of our directors, current and former.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)		Option Awards ($) (2)		All Other Compensation ($)	Total ($)
Barry Honig	-	496,000	(6)			-	496,000
Michael Brauser	-	496,000	(6)			-	496,000
Mohit Bhansali	31,800	35,400	(7)	30,140	(11)	-	97,340
Edward Karr	5,000	62,000	(8)			-	67,000
Andrew Kaplan	5,000	62,000	(8)			-	67,000
Michael Beeghley	5,000					-	5,000
David Rector	-	116,000	(9)	6,273	(12)	-	122,273
Trent Davis (3)	31,000	4,400	(10)	30,140	(11)	-	65,540
Stephen Wilson (4)	12,500	-		30,546	(13)	-	43,046
Laurence Aronson (5)	32,200	-		78,848	(14)	-	69,018

(1)
Represents the aggregate grant date fair value for stock awards granted by us in fiscal year 2015 computed in accordance with FASB ASC Topic 718. See Note 12 to our condensed consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended October 31, 2015 for details as to the assumptions used to determine the fair value of the stock awards.

(2)
Represents the aggregate grant date fair value of options granted in fiscal year 2015 computed in accordance with FASB ASC Topic 718. See Note 12 to our condensed consolidated financial statements reported in our Annual Report on Form 10-K for our fiscal year ended October 31, 2015 for details as to the assumptions used to determine the fair value of the option awards.

(3)	Resigned on July 27, 2015
(4)	Resigned on February 1, 2015
(5)	Resigned on September 25, 2015
(6)	Represents 400,000 shares at a grant date fair value of $1.24 per common share.
(7)	Represents 6,470 shares at a grant date fair value of $0.68 per common share and 25,000 shares at a grant date fair value of $1.24 per common share.
(8)	Represents 50,000 shares at a grant date fair value of $1.24 per common share.
(9)	Represents 100,000 shares at a grant date fair value of $1.16 per common share.
(10)	Represents 6,470 shares at a grant date fair value of $0.68 per common share.
(11)
Represents stock options to purchase 56,030 common shares at an exercise price of $0.68 per common share and stock options to purchase 7,143common shares at an exercise price of $1.40 per common share.

(12)	Represents stock options to purchase 6,993 common shares at an exercise price of $1.43 per common share.
(13)	Represents stock options to purchase 71,750 common shares at an exercise price of $0.68 per common share.
(14)	Represents stock options to purchase 71,750 common shares at $0.68; and option to purchase 7,143 common shares at $1.40 per common share.

Name	Number of Stock Options Held at Fiscal Year-End	Number of Shares of Restricted Stock Held at Fiscal Year-End
Barry Honig	--	400,000 (3)
Michael Brauser		400,000 (3)
Mohit Bhansali	56,030 (1)	25,000 (3)
	7,143 (2)	6,470(5)
Edward Karr		50,000(3)
Andrew Kaplan		50,000 (3)
Michael Beeghley
David Rector	6,993 (2)	100,000 (4)
Trent Davis (6)	56,030 (1)	6,470(5)
Stephen Wilson (7)	--	--
Laurence Aronson (8)	2,323 (9)	--
1,880 (10)
1,961 (11)
2,579 (12)
7,559 (13)
15,848 (14)
71,705 (15)
7,143 (16)

(1)	Options to purchase 56,030 common shares at $0.68 per share became exercisable on September 30, 2015.
(2)	Options to purchase 7,143 common shares at $1.40 per shares became exercisable on January 27, 2016.
(3)	Vests at the end of each calendar month, at a rate of 1/24 of such shares per month, starting on the grant date of September 30, 2015.
(4)
Represents a restricted stock grant given to Mr. Rector on August 28, 2015, which was originally scheduled to vest in three equal installments on the first, second and third anniversaries of the grant date or upon a change in control of the Company, provided Mr. Rector was serving as Chief Executive Officer. The vesting schedule was accelerated, and the 100,000 shares vested in full on January 12, 2016.

(5)	Shares vested on September 30, 2015.
(6)	Resigned on July 27, 2015
(7)	Resigned on February 1, 2015
(8)	Resigned on September 25, 2015
(9)	Options to purchase 2,323 common shares at $17.36 per share became fully exercisable on August 3, 2011.
(10)	Options to purchase 1,880 common shares at $4.76 per shares became fully exercisable on August 3, 2012.
(11)	Options to purchase 1,961 common shares at $17.36 per shares became fully exercisable on August 3, 2013.
(12)	Options to purchase 2,579 common shares at $12.32 per shares became fully exercisable on August 3, 2014.
(13)	Options to purchase 7,559 common shares at $4.48 per shares became fully exercisable on August 3, 2015.
(14)	Options to purchase 15,848 common shares at $1.66 per shares became fully exercisable upon resignation, September 25, 2015.
(15)	Options to purchase 71,705 common shares at $0.68 per share became exercisable upon resignation, September 25, 2015.
(16)	Options to purchase 7,143 common shares at $1.40 per share became exercisable upon resignation, September 25, 2015.

 Director Compensation Policy

During the fiscal year ended October 31, 2015, our directors were compensated in accordance with the following terms.  Each non-employee director received an annual cash retainer of $5,000, other than the Chair of the Company’s Audit Committee, who received $6,000 and the Chairman of the Board, who received $10,000.

Each non-employee director was also entitled to receive 5-year options to purchase shares of the Company’s common stock valued at $10,000, calculated by dividing $10,000 by the closing stock price on the date the award was granted. The options vest in full six months after the grant date, provided the applicable director is still serving on the Board of Directors.

Each non-employee director was entitled to a fee of $2,500 for each board meeting at which the director was present in person, and each member of our Board committees was entitled to a fee of $800 for each committee meeting at which the director was present in person. Each non-employee director was entitled to a fee of $300 for each teleconference called by either the Chairman of the Board of Directors, the President of the Company or the Chairman of a Board committee.

Change in Control

The Company is not aware of any arrangement that might result in a change in control in the future. The Company has no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in the Company’s control.

Equity Compensation Plan Information (as of October 31, 2015)

Plan category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	579,485	$2.82	596,992
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	579,485	$2.82	596,992

As to the options granted to date, there were no options exercised during the fiscal year ended October 31, 2015.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. These persons are required by regulation to furnish us with copies of all Section 16(a) reports that they file. Based on our review of the copies of these reports received by us, or written representations from the reporting persons that no other reports were required, we believe that, during fiscal year 2015, all filing requirements applicable to our current officers, directors and greater than 10% beneficial owners were complied with, with the exception of the Form 4 filed by Michael Vesey on March 20, 2015, the Form 4 filed by Laurence Aronson on May 5, 2015, the Form 4 filed by Mohit Bhansali on May 29, 2015, the Form 4 filed by Trent Davis on May 5, 2015, the Form 4 filed by Jesse Sutton on May 29, 2015 and the Form 4 filed by David Rector on July 31, 2015, which were filed late

REPORT OF AUDIT COMMITTEE

    The current members of the Audit Committee are Messrs. Edward Karr, Andrew Kaplan and Mohit Bhansali.

    The Audit Committee of the Board, which consists entirely of directors who meet the required independence and experience requirements of Rule 10A-3 promulgated under the Securities Exchange Act of 1934 and the rules of the Nasdaq Stock Market, has furnished the following report:

    The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company’s financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written charter adopted by the Board, which is available on our website at www.majescoentertainment.com. The Audit Committee is responsible for selecting, retaining and determining the compensation of our independent public accountant, approving the services they will perform, and reviewing the performance of the independent public accountant. The Audit Committee reviews with management and our independent public accountant our annual financial statements on Form 10-K and our quarterly financial statements on Forms 10-Q. The Audit Committee reviews and reassesses the charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing our overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year 2015, the Audit Committee took the following actions:

•	reviewed and discussed the audited financial statements for the fiscal year ended October 31, 2015 with management and EisnerAmper LLP (“EisnerAmper”), our independent public accountant;

•
discussed with EisnerAmper the matters required to be discussed in accordance with the rules set forth by the Public Company Accounting Oversight Board (“PCAOB”), relating to the conduct of the audit; and

•
received written disclosures and the letter from EisnerAmper regarding its independence as required by applicable requirements of the PCAOB regarding EisnerAmper’s communications with the Audit Committee and the Audit Committee further discussed with EisnerAmper its independence. The Audit Committee also considered the status of pending litigation, taxation matters and other areas of oversight relating to the financial reporting and audit process that the Audit Committee determined appropriate.

    Based on the Audit Committee’s review of the audited financial statements and discussions with management and EisnerAmper, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended October 31, 2015 for filing with the SEC.

THE AUDIT COMMITTEE:
Edward Karr (Chair)
Andrew Kaplan
Mohit Bhansali

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

Transactions with Related Persons

Parties are considered related to the Company if the parties, directly or indirectly, through one or more intermediaries, control, are controlled by, or are under common control with the Company. Related parties also include principal owners of the Company, its management, members of the immediate families of principal owners of the Company and its management and other parties with which the Company may deal if one party controls or can significantly influence the management or operating policies of the other to an extent that one of the transacting parties might be prevented from fully pursuing its own separate interests. As required by SEC rules, the Company discloses all related party transactions in which the amount involved exceeds the lesser of $120,000 or 1% of the average of the smaller reporting company’s total assets at year-end for the last two fiscal years. During the fiscal year ended October 31, 2015, the Company had no such related party transactions.

Policy for Review of Related Party Transactions

The Company has a formal written policy governing the review and approval of related person transactions, which is posted under the heading “Corporate Governance” of the Investor Relations section of our website at www.majescoentertainment.com.  For purposes of this policy, consistent with The NASDAQ Stock Market rules, the terms “related person” and “transaction” are as defined in Item 404(a) of Regulation S-K under the Securities Act of 1933, as amended. The policy provides that each director and executive officer shall promptly notify our General Counsel of any transaction involving the Company and a related person. Such transaction will be presented to and reviewed by the Nominating and Governance Committee for approval, ratification or such other action as may be appropriate. The Nominating and Governance Committee shall approve only those related person transactions that are determined to be in, or not inconsistent with, the best interests of the Company and its stockholders, taking into account all available facts and circumstances as the Nominating and Governance Committee determines in good faith to be necessary. These facts and circumstances will typically include, but not be limited to, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction, whether there are any compelling business reasons for the Company to enter into the transaction, whether the transaction would impair the independence of an otherwise independent director and whether the transaction would present an improper conflict of interest for any director or executive officer, taking into account the size of the transaction, the overall financial position of the director, executive officer or other related person, the direct or indirect nature of the director’s, executive officer’s or other related person’s interest in the transaction and the ongoing nature of the proposed relationship. In reviewing and approving such transactions, the Nominating and Governance Committee shall obtain, or shall direct management to obtain on its behalf, all information that the Nominating and Governance Committee believes to be relevant and important to review prior to its decision as to whether to approve any such transaction.

The Board may adopt any further policies and procedures relating to the approval of related person transactions that it deems necessary or advisable from time to time.

Director Independence

Our common stock is listed on The NASDAQ Capital Market. Under applicable NASDAQ rules, each of Messrs. Karr, Kaplan, Bhansali and Beeghley would be considered an independent director.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD OF DIRECTORS OF THE COMPANY

Proposed Amendment to the Company Charter

    Currently, the Company’s Restated Certificate of Incorporation (the “Charter”) divides Board members into three classes. One class is elected at each Annual Meeting of Stockholders, to hold office for a term beginning on the date of the election and ending on the date of the third Annual Meeting of Stockholders following the beginning of the term.

    After careful consideration, the Board has determined that it would be in the best interests of the stockholders to declassify the Board to allow the stockholders to vote on the election of the entire Board each year, rather than on a staggered basis. The proposed amendment to the Charter is set forth in Appendix A to this proxy statement. In addition, the Board has approved a corresponding amendment to our Restated Bylaws that will become effective if and when the amendment to the Restated Certificate of Incorporation to declassify the Board becomes effective.  If Proposal 3 is approved, the declassification of the Board will be reflected in the Articles of Incorporation of the newly-formed Nevada corporation and the related Nevada bylaws.

    If this proposal is approved by the stockholders, the proposed amendment will be filed with the Delaware Secretary of State, and all directors will become subject to election on an annual basis for a one-year term. Vacancies which may occur during the year may be filled by the Board and each director so appointed shall serve for a term which will expire at the next annual meeting of stockholders.

    If the stockholders do not approve this proposal, then the Board will remain classified, with each class of directors serving a term of three years, and the term of the Class II directors standing for election at the Annual Meeting, if elected, will expire on the date of the 2019 Annual Meeting of Stockholders.

    Notwithstanding the foregoing, in all cases, each director will hold office until his or her successor is duly elected, or until his or her earlier resignation or removal.

Considerations of the Board

    The Board recognizes that a classified structure may offer several advantages, such as promoting board continuity and stability, encouraging directors to take a long-term perspective, and ensuring that a majority of the Board will always have prior experience with the Company, especially in light of an increasingly complex and changing regulatory environment. Additionally, classified boards may motivate potential acquirers seeking control to initiate arms-length discussions with the Board, rather than engaging in unsolicited or coercive takeover tactics, since potential acquirers are unable to replace the entire Board in a single election, thereby better enabling the Board to maximize stockholder value and to ensure the equal and fair treatment of stockholders. On the other hand, the Board recognizes that a classified structure may reduce directors’ accountability to stockholders because such a structure does not enable stockholders to express a view on each director’s performance by means of an annual vote. Moreover, many institutional investors believe that the election of directors is the primary means for stockholders to influence corporate governance policies and to hold management accountable for implementing those policies. The ability to elect or decline to elect the entire board and/or each member thereof annually may provide shareholders enhanced influence in this regard.

    In determining whether to support declassification of the Board, the Board considered the arguments in favor of and against continuation of the classified board structure and determined that it would be in the best interests of the Company and the stockholders to declassify the Board.

No Appraisal Rights

    Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to our proposed amendment to the Charter, and we will not independently provide our stockholders with any such rights.

Vote Required

    The affirmative vote of the holders of Shares representing two-thirds of all of the Company’s Shares entitled to vote as of the Record Date is required to approve the amendment to our restated certificate of incorporation to declassify the Board. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ un-voted Shares held by the firms in street name for this proposal.

    THE BOARD RECOMMENDS A VOTE APPROVING THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION PROVIDING FOR THE DECLASSIFICATION OF THE BOARD AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 3

CHANGE IN THE STATE OF INCORPORATION OF THE COMPANY TO NEVADA FROM DELAWARE BY MERGING THE COMPANY WITH AND INTO A NEWLY FORMED NEVADA SUBSIDIARY, PURSUANT TO AN AGREEMENT AND PLAN OF MERGER, IN CONNECTION WITH WHICH THE ARTICLES OF INCORPORATION AND BYLAWS OF THE NEVADA CORPORATION SHALL BECOME THE ARTICLES OF INCORPORATION AND BYLAWS OF THE COMPANY

 Our Board of Directors has adopted resolutions, subject to stockholder approval, to change the Company’s state of incorporation to Nevada from Delaware. In order to accomplish the change in the state of incorporation, the Company will merge with and into a corporation to be incorporated in Nevada specifically for that purpose under the name “Majesco Entertainment Company” (“MAJESCO-NV”). Pursuant to the terms of the Plan of Merger, MAJESCO-NV will be the surviving corporation and the issued and outstanding shares of our Common Stock will automatically be converted into shares of MAJESCO-NV’s common stock at the rate of one share of MAJESCO-NV common stock for each one share of our Common Stock. The form of the Plan of Merger is attached to this Proxy Statement as Appendix D. Upon completion of the merger, the Articles of Incorporation, attached to this Proxy Statement as Appendix B, and Bylaws, attached to this Proxy Statement as Appendix C, of MAJESCO-NV, will become our governing instruments and will differ in some respects from our current Certificate of Incorporation and Bylaws, as more thoroughly discussed below.

Reasons for the Reincorporation

Nevada is a nationally-recognized leader in adopting and implementing comprehensive and flexible corporation laws that are frequently revised and updated to accommodate changing legal and business needs. In light of our growth, our Board of Directors believes that it will be beneficial to the Company and its stockholders to obtain the benefits of Nevada’s corporation laws. Nevada courts have developed considerable expertise in dealing with corporate legal issues and have produced a substantial body of case law construing Nevada corporation laws. Because the judicial system is based largely on legal precedents, the abundance of Nevada case law should serve to enhance the relative clarity and predictability of many areas of corporation law, and allow our Board of Directors and management to make business decisions and take corporate actions with greater assurance as to the validity and consequences of such decisions and actions.

In addition, we anticipate that the reincorporation (the “Reincorporation”) will result in reduced state tax obligations. Nevada currently imposes no corporate income or franchise tax, while Delaware imposes an annual franchise tax ranging from a nominal amount to a maximum of $180,000. Our franchise tax obligation for 2015 was $180,000. Nevada imposes a nominal amount of annual corporate fee on corporations. Based on MAJESCO-NV’s current authorized shares, we anticipate that MAJESCO-NV’s obligation for the Nevada annual corporate fee will be $275.

Certain Effects of the Change in State of Incorporation

The Reincorporation will effect a change in our legal domicile; however, the Reincorporation will not result in any change in headquarters, business, jobs, management, location of any of offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation, which are immaterial). Management, including all directors and officers, will remain the same in connection with the Reincorporation and will assume identical positions with MAJESCO-NV. There will be no substantive change in the employment agreements for executive officers or in other direct or indirect interests of the current directors or executive officers as a result of the Reincorporation. Upon the effective time of the Reincorporation, each stockholder’s shares of Common Stock will be converted into an equivalent number of shares of common stock of MAJESCO-NV.

As previously noted, the Articles of Incorporation and Bylaws of MAJESCO-NV will be the governing instruments of the surviving corporation following the merger, resulting in some changes from our current Certificate of Incorporation and Bylaws. Some of these changes are purely procedural in nature, such as a change in our registered office and agent from an office and agent in Delaware to an office and agent in Nevada. Some changes, however, will be substantive in nature. There are also some differences between the DGCL and Nevada corporation laws. Certain substantive changes to our current Certificate of Incorporation and Bylaws, as well as the material differences between Delaware and Nevada law are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to Delaware and Nevada corporate laws and the Articles of Incorporation and Bylaws of MAJESCO-NV.

As disclosed in more detail under “Anti-Takeover Effects of Certain Provisions of Nevada Law and MAJESCO-NV’s Articles of Incorporation and Bylaws” below, certain provisions of MAJESCO-NV’s Articles of Incorporation and Bylaws and applicable provisions of the Nevada Revised Statutes may have anti-takeover effects, making it more difficult for or preventing a third party from acquiring control of our Company or changing our Board of Directors and management. These provisions may also have the effect of deterring hostile takeovers or delaying changes in our Company’s control or in our management.

Changes to Certificate of Incorporation

(a)     Limited Liability of Directors and Officers.

         The Articles of Incorporation of MAJESCO-NV limit the liability of its directors to the maximum extent permitted by Nevada law. As a result, a director will have no personal liability to MAJESCO-NV or its stockholders for damages for breach of fiduciary duty as a director or officer, except for (a) acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) the payment of distributions in violation of section 78.300 of the Nevada Revised Statutes. Our current Certificate of Incorporation contains a similar provision limiting the liability of our directors to the maximum extent permitted under Delaware law. Please see the discussion under the heading “Change from Delaware Law to Nevada Law” below for more details regarding the differences between Delaware and Nevada law with respect to the liability of directors and officers.

(b)     Indemnification of Directors and Officers.

        The Articles of Incorporation of MAJESCO-NV allow it to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of MAJESCO-NV, or who is or was serving at the request of MAJESCO-NV as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys’ fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding, to the full extent permitted by the Nevada Revised Statutes. Our current Certificate of Incorporation contains a similar provision providing for indemnification to the maximum extent permitted under Delaware law. Please see the discussion under the heading “Change from Delaware Law to Nevada Law” below for more details regarding the differences between Delaware and Nevada law with respect to the indemnification of directors and officers.

        Our Board of Directors has determined that it is in the best interest of the Company to provide such indemnification of our directors and officers under certain circumstances in order to attract and retain superior candidates for these positions. We understand, however, that insofar as indemnification by us for liabilities arising under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) may be permitted to our directors, officers and controlling persons pursuant to provisions of MAJESCO-NV’s Articles of Incorporation and Bylaws, or otherwise, we have been advised that in the opinion of the SEC, such indemnification is against public policy and is, therefore, unenforceable. In the event that a claim for indemnification by such director, officer or controlling person in the successful defense of any action, suit or proceeding is asserted by such director, officer or controlling person in connection with the securities being offered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Exchange Act and will be governed by the final adjudication of such issue.

(c)     Restrictions on Business Combinations with Interested Stockholders.

         In its Articles of Incorporation, MAJESCO-NV has elected not to opt out of the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, regulating corporate takeovers. The application of these sections of the Nevada Revised Statutes limits the ability of our stockholders to approve a transaction that they may deem to be in their interests. Our Board of Directors has determined that being subject to this statute would not place unnecessary burdens on the Company in connection with the completion of beneficial business transactions with interested stockholders, and will encourage interested stockholders to negotiate with the Company before attempting a takeover while permitting the Company’s Board of Directors the appropriate time to deliberate a proposed transaction. The DGCL subjects the Company to similar restrictions on transactions with interested stockholders, summarized below under the heading “Change from Delaware Law to Nevada Law,” and our current Certificate of Incorporation does not contain a provision expressly electing not to be governed by that statute.

(d)     No Restrictions on Control Share Acquisitions.

         In its Articles of Incorporation, MAJESCO-NV has elected not to opt out of the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, restricting certain acquisitions of a controlling interest in a corporation absent stockholder approval. Our Board of Directors has determined that remaining subject to this statute would not place unnecessary burdens on the Company in connection with the completion of third party financings, and would encourage dialogue between a prospective acquirer and the Company regarding a proposed control acquisition transaction. The Company has thus decided to remain subject to the provisions of these sections of the Nevada Revised Statutes. The DGCL subjects the Company to similar restrictions on control share acquisitions, summarized below under the heading “Change from Delaware Law to Nevada Law,” and our current Certificate of Incorporation does not contain a provision expressly electing not to be governed by that statute.

Changes to Bylaws

(a)     Expiration of Proxies.

         The Bylaws of MAJESCO-NV provide that the appointment of a proxy may be valid for up to 6 months, unless the proxy provides for a longer period, not exceeding 7 years. Our current Bylaws are silent on the period of validity of a proxy, however the DGCL provides that the appointment of a proxy may be valid for up to 3 years, unless it provides for a longer period.

(b)     Issuance of Uncertificated Shares.

         The Bylaws of MAJESCO-NV provide that, subject to any conditions under the NRS, the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the corporation shall be uncertificated shares.  Within a reasonable time after the issuance or transfer of any uncertificated shares, the corporation shall send to the registered owner thereof any written notice prescribed by the NRS. Our current Bylaws do not provide for the issuance of uncertificated shares.

(c)     Quorum for Meetings of Stockholders.

         The Bylaws of MAJESCO-NV provide that, at all meetings of the Company’s stockholders, the presence in person or by proxy of the holders of at least a majority of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business except as otherwise provided by law, by the Articles of Incorporation or by the Bylaws. Our current bylaws provide that the presence in person or by proxy of the holders of a majority of the shares issued and outstanding and entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business.

Change from Delaware Law to Nevada Law

         As a result of the Reincorporation, the Company will now be governed by Nevada corporation laws. The following chart summarizes some of the material differences between the DGCL and Nevada corporation laws. This chart does not address each difference between Delaware law and Nevada law, but focuses on some of those differences which we believe are most relevant to the existing stockholders. This chart is not intended as an exhaustive list of all differences, and is qualified in its entirety by reference to Delaware and Nevada law.

Delaware	Nevada

Removal of Directors

The DGCL permits the holders of a majority of shares of a corporation without a classified board then entitled to vote in an election of directors to remove directors, with or without cause. Our current Bylaws align with the DGCL.

Under Nevada law, any one or all of the directors of a corporation may be removed, with or without cause, by the holders of not less than two-thirds of the voting power of a corporation’s issued and outstanding stock. MAJESCO-NV’s Bylaws align with Nevada law.

Dividends and other Distributions

Section 170 of the DGCL permits the directors of a corporation, subject to any restrictions contained in its certificate of incorporation, to declare and pay dividends upon the shares of its capital stock, either (1) out of its surplus, as computed in accordance with the DGCL, or (2) in case there is no surplus, out of its net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. But such dividends cannot be declared out of net profits if the capital of the corporation has diminished by depreciation in the value of its property, or by losses or otherwise, to an amount less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

Nevada law prohibits distributions to stockholders when the distributions would (i) render the corporation unable to pay its debts as they become due in the usual course of business and (ii) render the corporation’s total assets less than the sum of its total liabilities plus the amount that would be needed to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution.

Section 174 of the DGCL also imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 6 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Section 78.300 of the Nevada Revised Statutes imposes on any director under whose administration distributions are declared in violation of the foregoing provision, personal liability to a corporation’s creditors in the event of its dissolution or insolvency, up to the full amount of the unlawful distribution, for a period of 3 years following a dividend declaration, unless such director’s dissent was recorded in the minutes of the proceedings approving the distribution.

Limitation of Liability

Under Section 242 of the DGCL, a Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. Our current Certificate of Incorporation currently limits the liability of its directors to the fullest extent permitted by law.

Under Nevada law, unless the articles of incorporation provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders for any damages as a result of any act or failure to act in his capacity as a director or office unless it is proven that: (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law. MAJESCO-NV’s Articles of Incorporation provide that no director or officer will be personally liable to the corporation or any of its stockholders for damages for any breach of fiduciary duty except (i) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (ii) for the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes.

Indemnification

Under the DGCL, the indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in or not opposed to the best interests of the corporation, and, in criminal cases, where the director or officer had no reasonable cause to believe that his or her conduct was unlawful. Unless limited or denied by the corporation’s certificate of incorporation, indemnification is required to the extent of a director’s or officer’s successful defense. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action.

In suits that are not brought by or in the right of the corporation, Nevada law permits a corporation to indemnify directors, officers, employees and agents for attorney’s fees and other expenses, judgments and amounts paid in settlement. The person seeking indemnity may recover as long as he acted in good faith and believed his actions were either in the best interests of or not opposed to the best interests of the corporation. Similarly, the person seeking indemnification must not have had any reason to believe his conduct was unlawful.

However, we have included undertakings in various registration statements filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Exchange Act, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

In derivative suits, a corporation may indemnify its agents for expenses that the person actually and reasonably incurred. A corporation may not indemnify a person if the person was adjudged to be liable to the corporation unless a court otherwise orders.

No corporation may indemnify a party unless it makes a determination, through its stockholders, directors or independent counsel, that the indemnification is proper.

MAJESCO-NV’s Articles of Incorporation currently indemnifies its officers and directors to the fullest extent permitted by Nevada law.

MAJESCO-NV, as successor to the Company in the Reincorporation, will abide by any undertakings made by the Company in registration statements or reports filed with the Securities and Exchange Commission that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Exchange Act, MAJESCO-NV will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

Increasing or Decreasing Authorized Shares

Delaware law contains no such similar provision.
Nevada law allows the board of directors of a corporation, unless restricted by the articles of incorporation, to increase or decrease the number of authorized shares in the class or series of the corporation’s shares and correspondingly effect a forward or reverse split of any such class or series of the corporation’s shares without a vote of the stockholders, so long as the action taken does not change or alter any right or preference of the stockholder and does not include any provision or provisions pursuant to which only money will be paid or script issued to stockholders who hold 10% or more of the outstanding shares of the affected class and series, and who would otherwise be entitled to receive fractions of shares in exchange for the cancellation of all of their outstanding shares.

Corporate Opportunity

Delaware law provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or the committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by a vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the stockholders.

Under Nevada law, a director breaches her duty of loyalty to the corporation if the director takes a business opportunity that is within the scope of the corporation’s potential business for himself or presents it to another party without first giving the corporation an opportunity to fairly consider the business opportunity. All such opportunities should be presented first to the corporation and fully considered. However, a contract or other transaction is not void or voidable solely because the contract or transaction is between a Nevada corporation and its director if the fact of financial interest is known to the board of directors or committee, and the board or committee authorizes, approves or ratifies the contract or transaction in good faith by a vote sufficient for the purpose without counting the vote of the interested director, and the contract or transaction is fair as to the corporation at the time it is authorized.

Expiration of Proxies

Section 212 of the DGCL provides that the appointment of a proxy with no expiration date may be valid for up to 3 years, but that a proxy may be provided for a longer period. Furthermore, a duly executed proxy may be irrevocable if it states that it is irrevocable and if, it is coupled with an interest in the stock itself or an interest in the corporation generally, sufficient in law to support an irrevocable power.

Nevada law provides that proxies may not be valid for more than 6 months, unless the proxy is coupled with an interest or the stockholder specifies that the proxy is to continue in force for a longer period, not to exceed 7 years.

Interested Stockholder Combinations

Delaware has a business combination statute, set forth in Section 203 of the DGCL, which provides that any person who acquires 15% or more of a corporation’s voting stock (thereby becoming an “interested stockholder”) may not engage in certain “business combinations” with the target corporation for a period of three years following the time the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to the interested stockholder’s acquisition of stock, either the business combination or the transaction that resulted in the person becoming an interested stockholder, (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation’s voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine confidentially whether shares will be tendered in a tender or exchange offer), or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least two-thirds of the outstanding voting stock not owned by the interested stockholder.

Section 78.438 of the Nevada Revised Statutes prohibits a Nevada corporation from engaging in any business combination with any interested stockholder (any entity or person beneficially owning, directly or indirectly, 10% or more of the outstanding voting stock of the corporation and any entity or person affiliated with or controlling or controlled by any of these entities or persons) for a period of three years following the date that the stockholder became an interested stockholder, unless prior to that date, the board of directors of the corporation approved either the business combination or the transaction that resulted in the stockholder becoming an interested stockholder.

Section 78.439 provides that business combinations after the three year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation’s directors or other stockholders or unless the price and terms of the transaction meet the criteria set forth in the statute.

MAJESCO-NV’s Articles of Incorporation contain a provision expressly electing not to be governed by these provisions of the Nevada Revised Statues.

For purposes of determining whether a person is the “owner” of 15% or more of a corporation’s voting stock for purposes of Section 203 of the DGCL, ownership is defined broadly to include the right, directly or indirectly, to acquire the stock or to control the voting or disposition of the stock. A business combination is also defined broadly to include (i) mergers and sales or other dispositions of 10% or more of the assets of a corporation with or to an interested stockholder, (ii) certain transactions resulting in the issuance or transfer to the interested stockholder of any stock of the corporation or its subsidiaries, (iii) certain transactions which would result in increasing the proportionate share of the stock of a corporation or its subsidiaries owned by the interested stockholder, and (iv) receipt by the interested stockholder of the benefit (except proportionately as a stockholder) of any loans, advances, guarantees, pledges or other financial benefits.

These restrictions placed on interested stockholders by Section 203 of the DGCL do not apply under certain circumstances, including, but not limited to, the following: (i) if the corporation’s original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or (ii) if the corporation, by action of its stockholders, adopts an amendment to its bylaws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption (except for limited circumstances where effectiveness will occur immediately) and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption.

Our current Certificate of Incorporation does not contain a provision expressly electing not to be governed by that statute.

Control Share Acquisitions

Delaware’s control share acquisition statute generally provides that shares acquired in a “control share acquisition” will not possess any voting rights unless either the board of directors approves the acquisition or such voting rights are approved by a majority of the corporation’s voting shares, excluding interested shares. Interested shares are those held by a corporation’s officers and inside directors and by the acquiring party. A “control share acquisition” is an acquisition, directly or indirectly, by any person of ownership of, or the power to direct the exercise of voting power with respect to, issued and outstanding “control shares” of a publicly held Delaware corporation. “Control shares” are shares that, except for Delaware’s control share acquisition statute, would have voting power that, when added to all other shares that can be voted by the acquiring party, would entitle the acquiring party, immediately after the acquisition of such shares, directly or indirectly, to exercise voting power in the election of directors within any of the following ranges: (1) at least 20% but less than 33 1/3% of all voting power; (2) at least 33 1/3% but less than a majority of all voting power; or (3) a majority or more of all voting power. Our current Certificate of Incorporation does not contain a provision expressly electing not to be governed by this statute.

Sections 78.378 through 78.3793 of the Nevada Revised Statutes limit the voting rights of certain acquired shares in a corporation. The provisions generally apply to any acquisition of outstanding voting securities of a Nevada corporation that has 200 or more stockholders, at least 100 of which are Nevada residents, and conducts business in Nevada (an “issuing corporation”) resulting in ownership of one of the following categories of an issuing corporation's then outstanding voting securities: (i) 20% or more but less than 23%; (ii) 23% or more but less than 50%; or (iii) 50% or more. The securities acquired in such acquisition are denied voting rights unless a majority of the security holders approve the granting of such voting rights. Unless an issuing corporation’s articles of incorporation or bylaws then in effect provide otherwise: (i) voting securities acquired are also redeemable in part or in whole by an issuing corporation at the average price paid for the securities within 30 days if the acquiring person has not given a timely information statement to an issuing corporation or if the stockholders vote not to grant voting rights to the acquiring person's securities, and (ii) if outstanding securities and the security holders grant voting rights to such acquiring person, then any security holder who voted against granting voting rights to the acquiring person may demand the purchase from an issuing corporation, for fair value, all or any portion of his securities. MAJESCO-NV’s Articles of Incorporation contain a provision expressly electing not to be governed by these provisions of the Nevada Revised Statues.

Taxes and Fees

Delaware imposes annual franchise tax fees on all corporations incorporated in Delaware. The annual fee ranges from a nominal fee to a maximum of $180,000, based on an equation consisting of the number of shares authorized, the number of shares outstanding and the net assets of the corporation. Our franchise tax obligation for 2012 was $180,000.

Nevada charges corporations incorporated in Nevada nominal annual corporate fees based on the corporation’s authorized stock, as well as a $200 business license fee, and does not impose any franchise taxes on corporations. Based on CADC- NV’s current authorized shares, we anticipate that MAJESCO-NV’s obligation for the annual corporate fee will be $275.

Anti-Takeover Effects of Certain Provisions of Nevada Law and Majesco’s Articles of Incorporation and Bylaws

The SEC’s Release No. 34-15230 requires disclosure and discussion of the effects of any stockholder proposal that may be used as an anti-takeover device. Certain provisions of Nevada’s corporation law and MAJESCO-NV’s Articles of Incorporation and Bylaws may have the effect of discouraging, delaying or preventing a change in control or an unsolicited acquisition proposal that a stockholder might consider favorable, including a proposal that might result in the payment of a premium over the market price for the shares held by stockholders. These provisions are summarized in the following paragraphs.

Limitation of Director Liability. MAJESCO-NV’s Articles of Incorporation limit the liability of directors (in their capacity as directors but not in their capacity as officers) to us or our stockholders to the fullest extent permitted by Nevada law. Specifically, MAJESCO-NV’s directors will not be personally liable for monetary damages for breach of a director’s fiduciary duty as a director, except for liability: (a) for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law; or (b) under Section 78.300 of the Nevada Revised Statutes, which relates to unlawful payments of dividends.

Indemnification Arrangements. MAJESCO-NV’s Articles of Incorporation provide that its directors and officers be indemnified and provide for the advancement to them of expenses in connection with actual or threatened proceedings and claims arising out of their status as such to the fullest extent permitted by the Nevada Revised Statutes. We expect to enter into indemnification agreements with each MAJESCO-NV’s directors and executive officers that provide them with rights to indemnification and expense advancement to the fullest extent permitted under the Nevada Revised Statutes.

Removal of Directors. The requirement of the vote at least two-thirds of the voting power of the issued and outstanding stock entitled to vote to remove a director from the Board of Directors may make it difficult for, or prevent or deter a third party from acquiring control of MAJESCO-NV or changing MAJESCO-NV’s board of directors and management, as well as inhibit fluctuations in the market price of MAJESCO-NV’s shares that could result from actual or rumored takeover attempts.

While it is possible that the management could use these provisions to resist or frustrate a third-party transaction providing an above-market premium that is favored by a majority of the stockholders, we did not intend to construct or enable any anti-takeover defense or mechanism on our behalf. We have no intent or plan to employ these provisions as anti-takeover devices and do not have any plans or proposals to adopt any other provisions or enter into other arrangements that may have material anti-takeover consequences.

We have not requested and will not request a ruling from the Internal Revenue Service, nor have we requested or received a tax opinion from an attorney, as to the various tax consequences of the Reincorporation in the State of Nevada. We are structuring the Reincorporation in an effort to obtain the following consequences:

(a)         the Reincorporation in the State of Nevada, to be accomplished by a merger between the Company and MAJESCO-NV, will constitute a tax-free reorganization within the meaning of section 368(a)(1)(F) of the Internal Revenue Code of 1986;

(b)         no gain or loss for federal income tax purposes will be recognized by our stockholders on receipt by them of the common stock of MAJESCO-NV in exchange for shares of our Common Stock;

(c)         the basis of the MAJESCO-NV common stock received by our stockholders in exchange for their shares of our Common Stock pursuant to the Reincorporation in the State of Nevada will be the same as the basis for our Common Stock; and

(d)         the holding period for the MAJESCO-NV common stock for capital gains treatment received in exchange for our Common Stock will include the period during which our Common Stock exchanged therefor is held.

This discussion should not be considered as tax or investment advice, and the tax consequences of the Reincorporation may not be the same for all stockholders. It should be noted that the foregoing positions are not binding on the Internal Revenue Service, which may challenge the tax-free nature of the Reincorporation in the state of Nevada. A successful challenge by the Internal Revenue Service could result in taxable income to the Company, MAJESCO-NV, and our stockholders, as well as other adverse tax consequences. ACCORDINGLY, EACH STOCKHOLDER SHOULD CONSULT WITH HIS OR HER OWN TAX ADVISOR WITH RESPECT TO ALL OF THE POTENTIAL TAX CONSEQUENCES TO HIM OR HER OF THE REINCORPORATION.

Exchange of Stock Certificates

         Following effectiveness of the Reincorporation in Nevada, all stock certificates which represented shares of our common stock shall represent ownership of MAJESCO-NV’s common stock. We will print new stock certificates and we will obtain a new CUSIP number for our Common Stock that reflects the change in our state of incorporation, although stockholders will not be required to tender their old stock certificates for transfer. However, to eliminate confusion in transactions in our securities, management urges stockholders to surrender their old certificates in exchange for new certificates and has adopted a policy to facilitate this process. Each stockholder will be entitled to submit his or her old stock certificates (any certificates issued prior to the effective date of the change in our state of incorporation) to our transfer agent, Equity Stock Transfer, and to be issued in exchange therefor, new common stock certificates representing the number of shares of MAJESCO-NV’s common stock of which each stockholder is the record owner after giving effect to the Reincorporation, and for a period of 30 days after the effective date of the Reincorporation, we will pay on one occasion only for such issuance. We will not pay for issuing stock certificates in the name of a person other than the name appearing on the old certificate or for the issuance of new stock certificates in excess of the number of old certificates submitted by a stockholder. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S).

Securities Act Consequences

         The shares of MAJESCO-NV’s common stock to be issued in exchange for shares of our common stock are not being registered under the Securities Act of 1933, as amended (the “Securities Act”). In that regard, MAJESCO-NV is relying on Rule 145(a)(2) under the Securities Act, which provides that a merger which has “as its sole purpose” a change in the domicile of a corporation does not involve the sale of securities for purposes of the Securities Act. Pursuant to Rule 145 under the Securities Act, the merger of the Company into MAJESCO-NV and the issuance of shares of common stock of MAJESCO-NV in exchange for the shares of the Company’s common stock is exempt from registration under the Securities Act, since the purpose of the transaction is a change of our domicile within the United States. The effect of the exemption is that the shares of our common stock issuable as a result of the Reincorporation may be resold by the former stockholders without restriction to the same extent that such shares may have been sold before the effectiveness of the Reincorporation.

No Appraisal Rights

        Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to our proposed change in the state of incorporation of the Company to Nevada by way of merger with our wholly-owned Nevada subsidiary, and we will not independently provide our stockholders with any such rights.

Vote Required

The affirmative vote of the majority of votes cast for this Proposal 3 is required to approve the Reincorporation.  Absentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote.  Brokerage firms do not have authority to vote customers' un-voted shares held by the firms in street name for this proposal.

THE BOARD RECOMMENDS THE CHANGE IN THE STATE OF INCORPORATION OF THE COMPANY FROM DELAWARE TO NEVADA BY MERGING THE COMPANY WITH AND INTO A NEWLY FORMED NEVADA SUBSIDIARY, PURSUANT TO AN AGREEMENT AND PLAN OF MERGER, IN CONNECTION WITH WHICH THE ARTICLES OF INCORPORATION AND BYLAWS OF THE NEVADA CORPORATION SHALL BECOME THE ARTICLES OF INCORPORATION AND BYLAWS OF THE COMPANY.

PROPOSAL NO. 4

APPROVAL OF AN AMENDMENT TO THE COMPANY’S
 RESTATED CERTIFICATE OF INCORPORATION TO IMPLEMENT
 A REVERSE STOCK SPLIT OF THE COMPANY’S CAPITAL STOCK AT A RATIO WITHIN A RANGE OF
1 FOR 3 TO 1 FOR 10 AT ANY TIME PRIOR TO MAY 10, 2017

General

The Board of Directors has approved and is seeking stockholder approval of an amendment to our Restated Certificate of Incorporation (the “Certificate of Incorporation), to implement a reverse stock split of the Company’s capital stock, at a ratio within the range of 1 for 3 to 1 for 10 at any time prior to May 10, 2017.  In the event Proposal 3 is approved, the approval will be for an amendment to the Company’s Articles of Incorporation with the Secretary of State of the State of Nevada in accordance with the NRS.

If this proposal is approved by our stockholders, the Board of Directors will have the authority, without further action on the part of the stockholders, to implement the reverse stock split at any ratio within the range set forth above by filing an amendment to the Certificate of Incorporation, in the form attached hereto as Appendix E (the “Reverse Stock Split Amendment”), with the Delaware Secretary of State;  provided  that the text set forth in Appendix E is subject to such changes as may be required by the Delaware Secretary of State (or the Nevada Secretary of State, if Proposal 3 is approved) or as the Board deems reasonably necessary and advisable to implement the reverse stock split. If the amendment to the Certificate of Incorporation has not been filed with the Delaware Secretary of State by the close of business on May 10, 2017, the Board will abandon the amendment and will not have the authority to implement the reverse stock split without again seeking and obtaining approval from our stockholders.

Except for any changes as a result of the treatment of fractional shares, each stockholder will hold the same percentage of our common stock outstanding immediately after the reverse stock split as such stockholder held immediately prior to the reverse stock split. The proposed reverse stock split will not affect the number of shares of common stock authorized in the Certificate of Incorporation, which is 250,000,000, or the number of authorized shares of preferred stock, which is 10,000,000. Because the number of shares of authorized common stock will not be affected, the effect of the proposed reverse stock split will be an increase in the authorized, but unissued, shares of common stock.

Reasons for the Reverse Stock Split

The primary reason for implementing a reverse stock split would be to increase the market price per share of our common stock. The Board of Directors believes that a higher price per share would better enable the Company to maintain the listing of its common stock on the Nasdaq Capital Market.

Our common stock is currently listed on the Nasdaq Capital Market (“NASDAQ”). There are a number of continued listing requirements that we must satisfy in order to maintain our listing on NASDAQ, including a requirement that our common stock maintain a closing price per share of at least $1.00 (the “Minimum Bid Price Rule”). A reverse stock split may help us to maintain our listing on NASDAQ in the event the stock price declines and the Company no longer satisfies the NASDAQ minimum bid price continued listing requirement or permit us to satisfy the minimum bid price of the initial listing requirements of NASDAQ if the Company had to re-apply for listing should the Company pursue a strategic transaction that falls under Nasdaq Marketplace Rule 4330(f).

We also believe that the increased market price of our common stock expected as a result of implementing the reverse stock split will improve the marketability and liquidity of our common stock and will encourage interest and trading in our common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total stock value than would be the case if the stock price were substantially higher. It should be noted, however, that the liquidity of our common stock may in fact be adversely affected by the proposed reverse stock split given the reduced number of shares that would be outstanding after the reverse stock split is implemented.

For the above reasons, we believe the reverse stock split is in the best interests of the Company and our stockholders. However, we cannot assure you that the reverse stock split, if implemented, will have the desired effect of proportionately raising our common stock price over the long term, or at all. The effect of a reverse stock split upon the market price of our common stock cannot be predicted with any certainty, and the history of similar stock splits for companies in similar circumstances is varied. Accordingly, we cannot assure you that the market price per share after the reverse stock split will exceed or remain in excess of the $1.00 minimum bid price for a sustained period of time. The market price of our common stock may vary based on other factors unrelated to the number of shares outstanding, including our future performance. We also cannot assure you that our common stock will not be delisted in the future due to a failure to meet other continued listing requirements even if the reverse stock split is implemented.

Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of not less than 1 for 3 and not more than 1 for 10, as determined by the Board in its sole discretion. In determining the reverse stock split ratio, the Board will consider numerous factors, including:

•	the historical and projected performance of our common stock;

•	prevailing market conditions;

•	general economic and other related conditions prevailing in our industry and in the marketplace;

•	the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock and our ability to continue the common stock’s listing on the Nasdaq Capital Market;

•	our capitalization (including the number of shares of common stock issued and outstanding);

•	the prevailing trading price for our common stock and the volume levels thereof; and

•	potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give the Board the flexibility to take into account then-current market conditions and changes in the price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

Effects of the Reverse Stock Split

Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of our outstanding common stock immediately following the implementation of the reverse stock split as that stockholder held immediately prior to the reverse stock split. On April 20, 2016, we had 13,583,875 shares of common stock issued and outstanding and 236,416,125 shares of common stock that were authorized but unissued. At April 20, 2016, we had reserved 18,059,084 shares for future issuance, consisting of (i) 321,706 shares of common stock potentially issuable upon exercise of outstanding stock options and (ii) 17,737,378 shares of common stock potentially issuable upon the conversion of outstanding Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and Series D Convertible Preferred Stock. All of these share numbers will be adjusted in accordance with the ratio of the reverse stock split. With respect to outstanding options and warrants, the respective exercise prices of the options and warrants would increase by a factor equal to the inverse of the reverse stock split ratio. For example, if a 1 for 3 ratio is selected by the Board of Directors, then the exercise price of our outstanding options and warrants would increase by a factor of 3.

After the reverse stock split is implemented, each stockholder will own a reduced number of shares of our common stock based on the exchange ratio selected by the Board. For example, if the Board decides to implement a 1 for 3 reverse stock split, then for every 3 shares of our common stock that a stockholder owns they will be combined and converted into a single share of our common stock. We estimate that following the implementation of the reverse stock split we would have approximately the same number of stockholders. Except for any changes as a result of the treatment of fractional shares, the completion of the reverse stock split alone would not reduce any stockholder’s proportionate ownership interest in the Company. The implementation of the reverse stock split may, however, increase the number of stockholders of the Company who own “odd lots” of less than 100 shares of our common stock. Odd lots may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock.

Because the number of shares of authorized common stock will not be affected, the proposed reverse stock split will result in an increase in the authorized, but unissued, shares of common stock. The reverse stock split will not affect the par value of our common stock or the number of shares of preferred stock which the Company may issue, which shall remain at 10,000,000 shares. Our preferred stock is available for issuance from time to time for such purposes and consideration as the Board may approve in their discretion. There are 8,830,000 shares of preferred stock designated as Series A Convertible Preferred Stock, 8,177,334 shares of which are outstanding and convertible into 8,177,334 shares of common stock; 54,250 shares of Series B Preferred Stock, 54,201.71 of which are outstanding and convertible into 5,420,171 shares of common stock; 26,000 shares of Series C Preferred Stock, 25,765.53 of which are outstanding and convertible into 2,576,553 shares of common stock and 170,000 shares of Series D Preferred Stock, 156,332 of which are outstanding and convertible into 1,563,320 shares of common stock and we do not currently have any specific arrangements, understandings or agreements, either written or oral, to issue any additional shares of preferred stock.

The table below illustrates the number of shares of common stock authorized for issuance following the reverse stock split, the approximate number of shares of common stock that would remain outstanding following the reverse stock split, the approximate number of shares of common stock reserved for future issuance upon exercise of outstanding options and warrants following the reverse stock split, and the number of unreserved shares of common stock available for future issuance following the reverse stock split. The information in the following table is based on 13,583,875 shares of common stock issued and outstanding as of April 20, 2016 and 18,059,084 shares reserved for future issuance as of April 20, 2016.

Proposed Ratio	Number of Common Shares Authorized	Approximate Number of Common Shares Outstanding	Approximate Number of Common Shares Reserved for Future Issuance	Approximate Number of Unreserved Common Shares Available for Future Issuance
1-for-3	250,000,000	4,527,958	6,019,694	239,452,348
1-for-4	250,000,000	3,395,968	4,514,771	242,089,261
1-for-5	250,000,000	2,716,775	3,611,816	243,671,409
1-for-6	250,000,000	2,263,979	3,009,847	244,726,174
1-for-7	250,000,000	1,940,553	2,579,869	245,479,578
1-for-8	250,000,000	1,697,984	2,257,385	246,044,631
1-for-9	250,000,000	1,509,319	2,006,564	246,484,117
1-for-10	250,000,000	1,358,387	1,805,908	246,835,705

As reflected in the table above, the number of authorized shares of our common stock will not be reduced by the reverse stock split. Accordingly, the reverse stock split will have the effect of creating additional unissued and unreserved shares of our common stock. We have no current arrangements or understandings providing for the issuance of any of the additional authorized and unreserved shares of our common stock that would be available as a result of the proposed reverse stock split. However, these additional shares may be used by us for various purposes in the future without further stockholder approval (subject to applicable Nasdaq Marketplace Rules), including, among other things: (i) raising capital necessary to fund our future operations, (ii) providing equity incentives to our employees, officers, directors and consultants, (iii) entering into collaborations and other strategic relationships and (iv) expanding our business through the acquisition of other businesses or products.

Although the Board expects that the reduction in outstanding shares of common stock will result in an increase in the per share price of the Company’s common stock, there is no assurance that such a result will occur. Similarly there is no assurance that if the per share price of the Company’s common stock increases as a result of the reverse stock split, such increase in the per share price will be permanent, which will be dependent on several factors.

•
Should the per share price of our common stock decline after implementation of the reverse stock split, the percentage decline may be greater than would occur in the absence of the reverse stock split.

•
The anticipated resulting increase in per share price of the Company’s common stock due to the reverse stock split is expected to encourage interest in the Company’s common stock and possibly promote greater liquidity for our stockholders. However, such liquidity could also be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

•
The reverse stock split could be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. It is often the case that the reverse-split adjusted stock price and market capitalization of companies that effect a reverse stock split decline.

•
One of the purposes for the proposed reverse stock split is to maintain compliance with the Minimum Bid Price Rule of the Nasdaq Capital Market. However, there can be no assurance that the reverse stock split alone will guarantee the continued listing of our common stock on the Nasdaq Capital Market. If we are unable to maintain compliance with the Minimum Bid Price Rule of the Nasdaq Capital Market and our common stock is delisted from the Nasdaq Capital Market, our liquidity and stock price may be negatively affected.

Treatment of Fractional Shares

No fractional shares of common stock will be issued as a result of the reverse stock split. Instead, stockholders who otherwise would be entitled to receive a fractional share of common stock as a consequence of the reverse stock split will, upon surrender to the exchange agent of the certificates representing such fractional shares, be entitled to receive cash in an amount equal to the product obtained by multiplying (i) the closing sale price of our common stock on the business day immediately preceding the effective date of the reverse stock split as reported on the Nasdaq Capital Market by (ii) the number of shares of our common stock held by the stockholder that would otherwise have been exchanged for the fractional share interest.

Exchange of Stock Certificates

The combination of, and reduction in, the number of shares of our outstanding common stock as a result of the reverse stock split will occur automatically on the date that the amendment to our Certificate of Incorporation is filed with the Delaware Secretary of State  (or with the Nevada Secretary of State if Proposal 3 is approved) (the “Effective Date”), without any action on the part of our stockholders and without regard to the date that stock certificates representing the outstanding shares of our common stock prior to the Effective Date are physically surrendered for new stock certificates.

As soon as practicable after the Effective Date, transmittal forms will be mailed to each holder of record of certificates for our common stock to be used in forwarding such certificates for surrender and exchange for certificates representing the number of shares of our common stock such stockholder is entitled to receive as a result of the reverse stock split. Our transfer agent will act as exchange agent for purposes of implementing the exchange of the stock certificates. The transmittal forms will be accompanied by instructions specifying other details of the exchange. Upon receipt of the transmittal form, each stockholder should surrender the certificates representing our common stock prior to the reverse stock split in accordance with the applicable instructions. Each holder who surrenders certificates will receive new certificates representing the whole number of shares of our common stock that he or she holds as a result of the reverse stock split. New certificates will not be issued to a stockholder until the stockholder has surrendered his or her outstanding certificate(s) together with the properly completed and executed transmittal form to the exchange agent.

If your shares are held in an account at a brokerage firm or financial institution, which is commonly referred to as your shares being held in “street name,” then you are the beneficial owner of those shares and the brokerage firm or financial institution holding your account is considered to be the stockholder of record. We intend to treat stockholders holding common stock in street name in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding common stock in street name. However, these banks, brokers or other nominees may have different procedures than registered stockholders for processing the reverse stock split. If you hold your shares with a bank, broker or other nominee and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Any stockholder whose certificate has been lost, destroyed or stolen will be entitled to a new certificate only after complying with the requirements that we and our transfer agent customarily apply in connection with replacing lost, stolen or destroyed certificates.

No service charges, brokerage commissions or transfer taxes shall be payable by any holder of any old certificate, except that if any new certificate is to be issued in a name other than that in which the old certificate(s) are registered, it will be a condition of such issuance that (i) the person requesting such issuance must pay to us any applicable transfer taxes or establish to our satisfaction that such taxes have been paid or are not payable, (ii) the transfer complies with all applicable federal and state securities laws, and (iii) the surrendered certificate is properly endorsed and otherwise in proper form for transfer.

    STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATES AND SHOULD NOT SUBMIT THEIR STOCK CERTIFICATES UNTIL THEY RECEIVE A TRANSMITTAL FORM FROM OUR TRANSFER AGENT.

Accounting Consequences

The par value of our common stock will remain unchanged at $0.001 per share after the reverse stock split. As a result, our stated capital, which consists of the par value per share of the common stock multiplied by the aggregate number of shares of the common stock issued and outstanding, will be reduced proportionately at the effective time of the reverse stock split. Correspondingly, our additional paid-in capital, which consists of the difference between our stated capital and the aggregate amount paid to us upon the issuance of all currently outstanding shares of common stock, will be increased by a number equal to the decrease in stated capital. Further, net loss per share, book value per share, net income and other per share amounts will be increased as a result of the reverse stock split because there will be fewer shares of common stock outstanding.

Potential Anti-Takeover Effect

Although in certain circumstances the increased proportion of unissued authorized shares to issued shares could have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company and another company), the proposed reverse stock split is not being proposed in response to any effort of which we are aware to accumulate shares of our common stock or obtain control of the Company, and it is not part of a plan by management to recommend a series of similar actions to the Board and stockholders. Other than seeking approval for the Board to amend the Certificate of Incorporation to effect the reverse stock split, the Board currently does not contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to effect a change control of the Company.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to our proposed reverse stock split, and we will not independently provide our stockholders with any such rights.

No Going Private Transaction

Notwithstanding the decrease in the number of outstanding shares following the implementation of the reverse stock split, the Board of Directors does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, and the implementation of the proposed reverse stock split will not cause the Company to go private.

Book-Entry Shares

If the reverse stock split is effected, stockholders who hold uncertificated shares (i.e. shares held in book entry form and not represented by a physical certificate), whether as direct or beneficial owners, will have their holdings electronically adjusted by our transfer agent (and for beneficial owners by their brokers or banks that hold the shares in street name for their benefit, as the case may be) to give effect to the reverse stock split.

Certain Material U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of certain material U.S. federal income tax consequences of the reverse stock split to holders of our common stock. It addresses only U.S. stockholders who hold the pre-reverse stock split common stock and post-reverse stock split common stock as “capital assets” within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”). This discussion does not purport to be a complete discussion of all of the possible federal income tax consequences of the reverse stock split and does not account for or consider the federal income tax consequences to stockholders in light of their individual investment circumstances or to stockholders subject to special treatment under the federal income tax laws, including but not limited to:

•	banks, financial institutions, thrifts, mutual funds or trusts;

•	tax-exempt organizations;

•	insurance companies;

•	dealers in securities or foreign currency;
•	real estate investment trusts, personal holding companies, regulated investment companies, or passive foreign investment companies;

•	foreign or United States expatriate stockholders;

•	stockholders who are not “United States persons,” as defined in Section 7701 of the Internal Revenue Code;

•	controlled foreign corporations;
•	stockholders with a functional currency other than the U.S. dollar;

•	stockholders who hold the pre-reverse stock split common stock as part of a straddle, hedge, constructive sale, conversion transaction, or other integrated investment;

•	stockholders who hold the pre-reverse stock split common stock as “qualified small business stock” within the meaning of Section 1202 of the Internal Revenue Code;

•	common trusts;
•	traders, brokers, or dealers in securities who elect to apply a mark-to-market method of accounting;

•	partnerships or other pass-through entities or investors in such entities;

•	stockholders who are subject to the alternative minimum tax provisions of the Internal Revenue Code;

•	stockholders who acquired their pre-reverse stock split common stock pursuant to the exercise of employee stock options, through a tax-qualified retirement plan, or otherwise as compensation; or
•	holders of warrants or stock options.

 In addition, this discussion does not address any tax considerations under state, local, gift, or foreign tax laws.

This summary is based upon the Internal Revenue Code, existing and proposed U.S. Treasury regulations promulgated thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as in effect on the date hereof and all of which are subject to differing interpretations. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences of the reverse stock split to vary substantially from the consequences described herein. Further, no ruling from the Internal Revenue Service (the “IRS”) or opinion of legal or tax counsel will be obtained with respect to the matters discussed herein, and there is no assurance or guarantee that the IRS would agree with the conclusions set forth in this summary. This information is not intended as tax advice to any person and may not be relied upon to avoid penalties.

    STOCKHOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL, GIFT, OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS, AND ANY PENDING OR PROPOSED LEGISLATION OR AUTHORITY.

    The reverse stock split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Internal Revenue Code. Certain filings with the IRS must be made by the Company and certain “significant holders” of our common stock in order for the reverse stock split to qualify as a recapitalization. The tax consequences discussed below assume that the reverse stock split is treated as a recapitalization and that the common stock is held by each stockholder as a capital asset:

•
 A stockholder generally will not recognize gain or loss as a result of the reverse stock split, except to the extent of cash, if any, received in lieu of a fractional share interest in the post-reverse stock split common stock. A stockholder who receives cash in lieu of a fractional share interest in the post-reverse stock split common stock generally will recognize gain or loss equal to the difference, if any, between the cash received and the portion of the tax basis of the pre-reverse stock split common stock allocated to the fractional share interest. Subject to the limitations above, such gain or loss will be long-term capital gain or loss if the pre-reverse stock split common stock was held for more than one year by the stockholder at the time of the reverse stock split. If a stockholder is an individual, such gain may also be subject to an additional 3.8% Medicare tax if such stockholder attains certain income thresholds.

•
A stockholder’s aggregate tax basis of the post-reverse stock split common stock received in the reverse stock split will generally be equal to the aggregate tax basis of the pre-reverse stock split common stock exchanged therefore (excluding any portion of the stockholder's tax basis allocated to fractional share interests).

•	A stockholder’s holding period for the common stock held post-reverse stock split will include the holding period of the pre-reverse stock split common stock exchanged.

•	No gain or loss for federal income tax purposes will be recognized by the Company as a result of the reverse stock split.

Information returns generally will be required to be filed with the IRS with respect to the receipt of cash in lieu of a fractional share of our common stock pursuant to the reverse stock split. In addition, stockholders may be subject to backup withholding (at the current applicable rate of 28%) on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required.  Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules generally may be refunded or allowed as a credit against the stockholder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

The foregoing discussion is intended only as a summary of certain U.S. federal income tax consequences of the reverse stock split and does not purport to be a complete analysis or listing of all potential U.S. federal income tax consequences of the reverse stock split.

Vote Required

The affirmative vote of the holders of Shares representing a majority of all of the Company’s Shares entitled to vote as of the Record Date is required to approve the amendment to our restated certificate of incorporation to implement a reverse stock split. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ un-voted Shares held by the firms in street name on this proposal.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF THE REVERSE STOCK SPLIT AMENDMENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 5

APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 20% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)

Our common stock is currently listed on The Nasdaq Capital Market and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires us to obtain stockholder approval prior to the issuance of our common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance. shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal 5 to our stockholders for their approval of the potential issuance of shares of our common stock, or securities convertible into our common stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

•
The aggregate number of shares issued in the offerings will not exceed 30,000,000 shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock);

•	The total aggregate consideration will not exceed $10 million;

•
The maximum discount at which securities will be offered (which may consist of a share of common stock and a warrant for the issuance of up to an additional share of common stock) will be equivalent to a discount of 20% below the market price of our common stock at the time of issuance in recognition of the limited public float of our traded common stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict. For example, as reported in our Annual Report on Form 10-K filed with the SEC on January 29, 2016, the range of high and low closing prices for our common stock as reported by The Nasdaq Capital Market, for the period October 31, 2014 through October 31, 2015 was $2.37and $0.55, respectively;

•	Such offerings will occur, if at all, on or before May 10, 2017; and

•	Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock.  The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 30,000,000 shares of common stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $10 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the issuance of securities in on or more non -public offerings, and we will not independently provide our stockholders with any such rights.

 Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d). Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ un-voted Shares held by the firms in street name on this proposal.

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE TO APPROVE THE ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 20% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 6

APPROVAL OF ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 15% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d)

In the event that the stockholders do not approve Proposal 5, the Board recommends the stockholders approve the following proposal which is identical to Proposal 6 except that the maximum discount at which securities of the Company will be offered will be equivalent to a discount of 15% below the market price for our common stock at the time of issuance. The Board of Directors desires to give the Company’s stockholders a meaningful opportunity to make an informed decision regarding the maximum discount below the market price for our common stock to be authorized for future issuance consistent with the principles adopted by NASDAQ (as defined below) and believes providing stockholders several options permits a meaningful informed decision.  In the event both Proposal 5 and Proposal 6 are approved by stockholders, only Proposal 5 shall be deemed to have any effect.

Our common stock is currently listed on The Nasdaq Capital Market (“NASDAQ”) and, as such, we are subject to Nasdaq Marketplace Rules. Nasdaq Marketplace Rule 5635(d) (“Rule 5635(d)”) requires us to obtain stockholder approval prior to the issuance of our common stock in connection with certain non-public offerings involving the sale, issuance or potential issuance by the Company of common stock (and/or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock outstanding before the issuance. Shares of our common stock issuable upon the exercise or conversion of warrants, options, debt instruments, preferred stock or other equity securities issued or granted in such non-public offerings will be considered shares issued in such a transaction in determining whether the 20% limit has been reached, except in certain circumstances such as issuing warrants that are not exercisable for a minimum of six months and have an exercise price that exceeds market value.

We may seek to raise additional capital to implement our business strategy and enhance our overall capitalization. We have not determined the particular terms for such prospective offerings. Because we may seek additional capital that triggers the requirements of Rule 5635(d), we are seeking stockholder approval now, so that we will be able to move quickly to take full advantage of any opportunities that may develop in the equity markets.

We hereby submit this Proposal 6 to our stockholders for their approval of the potential issuance of shares of our common stock, or securities convertible into our common stock, in one or more non-public capital-raising transactions, or offerings, subject to the following limitations:

•
The aggregate number of shares issued in the offerings will not exceed 30,000,000 shares of our common stock, subject to adjustment for any reverse stock split effected prior to the offerings (including pursuant to preferred stock, options, warrants, convertible debt or other securities exercisable for or convertible into common stock);

•	The total aggregate consideration will not exceed $10 million;

•
The maximum discount at which securities will be offered (which may consist of a share of common stock and a warrant for the issuance of up to an additional share of common stock) will be equivalent to a discount of 15% below the market price of our common stock at the time of issuance in recognition of the limited public float of our traded common stock and historical volatility making the pricing discount of our stock required by investors at any particular time difficult, at this time, to predict. For example, as reported in our Annual Report on Form 10-K filed with the SEC on January 29, 2015, the range of high and low closing prices for our common stock, as reported by The Nasdaq Capital Market, for the period October 31, 2014 through October 31, 2015 was $2.37 and $0.55, respectively;

•	Such offerings will occur, if at all, on or before May 10, 2017; and

•	Such other terms as the Board of Directors shall deem to be in the best interests of the Company and its stockholders, not inconsistent with the foregoing.

The issuance of shares of our common stock, or other securities convertible into shares of our common stock, in accordance with any offerings would dilute, and thereby reduce, each existing stockholder’s proportionate ownership in our common stock.  The stockholders do not have preemptive rights to subscribe to additional shares that may be issued by the Company in order to maintain their proportionate ownership of the common stock.

The issuance of shares of common stock in one or more non-public offerings could have an anti-takeover effect. Such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

The Board of Directors has not yet determined the terms and conditions of any offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, we may not issue more than 30,000,000 shares of common stock in the aggregate pursuant to the authority requested from stockholders under this proposal (subject to adjustment for any reverse stock split). It is possible that if we conduct a non-public stock offering, some of the shares we sell could be purchased by one or more investors who could acquire a large block of our common stock. This would concentrate voting power in the hands of a few stockholders who could exercise greater influence on our operations or the outcome of matters put to a vote of stockholders in the future.

We cannot determine what the actual net proceeds of the offerings will be until they are completed, but as discussed above, the aggregate dollar amount of the non-public offerings will be no more than $10 million. If all or part of the offerings is completed, the net proceeds will be used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital through any offerings.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the issuance of securities in on or more non -public offerings, and we will not independently provide our stockholders with any such rights.

 Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d). Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ un-voted Shares held by the firms in street name on this proposal.

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE TO APPROVE THE ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS WHERE THE MAXIMUM DISCOUNT AT WHICH SECURITIES WILL BE OFFERED WILL BE EQUIVALENT TO A DISCOUNT OF 15% BELOW THE MARKET PRICE OF OUR COMMON STOCK IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(d), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 7

APPROVAL OF ANY CHANGE OF CONTROL THAT COULD RESULT FROM THE POTENTIAL ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS AS AUTHORIZED BY THE STOCKHOLDERS IN PROPOSAL 5 OR PROPOSAL 6 IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(b)

Nasdaq Marketplace Rule 5635(b) requires us to obtain stockholder approval prior to certain issuances with respect to common stock or securities convertible into common stock which will result in a change of control of the Company.  This rule does not specifically define when a change in control of a Company may be deemed to occur; however, The Nasdaq Capital Market suggests in its guidance that a change of control would occur, subject to certain limited exceptions, if after a transaction a person or an entity will hold 20% or more of the Company's then outstanding capital stock. For the purpose of calculating the holdings of such person or entity, The Nasdaq Capital Market would take into account, in addition to the securities received by such person or entity in the transaction, all of the shares owned by such person or entity unrelated to the transaction and would assume the conversion of any convertible securities held by such person or entity. We do not anticipate that the issuance of securities pursuant to the offerings as proposed in Proposal 5 or Proposal 6, as applicable, if authorized by the stockholders, will result in a change in control. We are seeking the stockholders’ approval on any change in control in accordance with Nasdaq Marketplace Rule 5635(b) in the event that potential issuance of securities in the offerings proposed in Proposal 5 or Proposal 6, as applicable, would result in a change in control.

Stockholders should note that a change of control as described under Nasdaq Marketplace Rule 5635(b) applies only with respect to the application of such rule. Neither Delaware law nor our certificate of incorporation or bylaws require us to obtain stockholder approval of such change in control in accordance with Nasdaq Marketplace Rule 5635(b).

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to a potential change in control that could result from the potential issuance of securities in one or more non public , and we will not independently provide our stockholders with any such rights.

 Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the issuance of securities in one or more non-public offerings, as required by and in accordance with Nasdaq Marketplace Rule 5635(d). Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ un-voted Shares held by the firms in street name on this proposal.

THEBOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE TO APPROVE ANY CHANGE OF CONTROL THAT COULD RESULT FROM THE POTENTIAL ISSUANCE OF SECURITIES IN ONE OR MORE NON-PUBLIC OFFERINGS AS AUTHORIZED BY THE STOCKHOLDERS IN PROPOSAL 5 OR PROPOSAL 6 IN ACCORDANCE WITH NASDAQ MARKETPLACE RULE 5635(b), AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 8

ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

    As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we included a stockholder vote on the frequency of future stockholder votes to approve named executive officer compensation (commonly referred to as a “say-on-pay” vote) in our proxy statement related to our 2012 annual meeting of stockholders. In that vote, which was advisory and nonbinding, our stockholders approved the recommendation of the Board of Directors to hold future say-on-pay votes on an annual basis.  The next stockholder vote on the frequency of future say-on-pay votes will occur at our 2017 Annual Meeting of Stockholders.

    As a result, our stockholders are entitled to vote at the Annual Meeting to approve the compensation of our named executive officers (“NEOs”), as disclosed in this proxy statement. Pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on the Company or the Board of Directors.

    Our executive compensation programs are based on three core principles that are designed to motivate our NEOs to achieve annual financial and strategic objectives to enhance the profitability of the Company and create long-term stockholder value. The fiscal year 2015 compensation of our NEOs reflected these core principles:

•	A significant portion of each NEO’s cash compensation was based on the annual financial performance of the Company and therefore “at risk”;

•	A significant portion of each NEO’s total compensation was provided in the form of long-term equity to further align the interest of NEOs and stockholders; and

•	The target total direct compensation package for each NEO was consistent with market practices for executive talent and each NEO’s individual experience, responsibilities and performance.

    We believe that our compensation programs and policies for the fiscal year ended October 31, 2015 were consistent with our core compensation principles, an effective incentive for the achievement of positive results, aligned with stockholders’ interests, supported by strong compensation governance practices and worthy of continued stockholder support. Accordingly, we ask for our stockholders to indicate their support for the compensation paid to our NEOs by voting FOR the following non-binding resolution at the Annual Meeting:

    ”RESOLVED, that the Company’s stockholders approve the compensation of the named executive officers on an advisory basis, the compensation of the individuals identified in the Summary Compensation Table, as disclosed in the Company’s 2016 proxy statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the compensation tables and the accompanying footnotes and narratives within the Executive Compensation section of the 2016 proxy statement).”

Vote Required

    Approval of this proposal requires that votes cast in favor of the proposal exceeds the votes cast against the proposal. Because your vote is advisory, the result will not be binding upon the Company. Although not binding, the Compensation Committee of the Board and the Board values the opinions of our stockholders and will consider the outcome of the vote, along with other relevant factors, in deciding whether any actions are necessary to address any concerns raised by the vote and when making future compensation decisions for NEOs.

    THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE APPROVAL OF THE COMPENSATION OF THE COMPANY’S NEOS, AS STATED IN THE ABOVE NON-BINDING RESOLUTION, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 9

RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS INDEPENDENT PUBLIC ACCOUNTANT FOR THE FISCAL YEAR ENDING OCTOBER 31, 2016

The Audit Committee has appointed EisnerAmper LLP (“EisnerAmper”), independent public accountant, to audit our financial statements for the fiscal year ending October 31, 2016. The Board proposes that the stockholders ratify this appointment. We expect that representatives of EisnerAmper will be present at the Annual Meeting, will be able to make a statement if they so desire, and will be available to respond to appropriate questions.

The following table sets forth the fees billed by EisnerAmper for each of our last two fiscal years for the categories of services indicated.

	2015	2014
Audit Fees	$139,900	$177,500
Audit Related Fees	11,300	18,375
Tax Fees	--	--
Other Fees	--	--
Total Fees	$151,200	$195,875

Audit Fees

Consist of fees billed for professional services rendered for the audit of our financial statements and review of interim consolidated financial statements included in quarterly reports and services that are normally provided by the principal accountants in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.”

Audit Committee Pre-Approval Policy

The Audit Committee is required to pre-approve the engagement of EisnerAmper to perform audit and other services for the Company. Our procedures for the pre-approval by the Audit Committee of all services provided by EisnerAmper comply with SEC regulations regarding pre-approval of services. Services subject to these SEC requirements include audit services, audit-related services, tax services and other services. The audit engagement is specifically approved and the auditors are retained by the Audit Committee. The Audit Committee also has adopted policies and procedures for pre-approving all non-audit work performed by EisnerAmper. The Audit Committee pre-approved all audit, audit-related, tax and other services provided by EisnerAmper for the two most recently completed fiscal years.

We understand the need for EisnerAmper to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of EisnerAmper, the Audit Committee has restricted the non-audit services that EisnerAmper may provide to us primarily to tax services.

Representatives of EisnerAmper are expected to be present at the Annual Meeting either in person or telephonically. They will have the opportunity to make a statement if they desire to do so, and they are expected to be available to respond to appropriate questions.

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to our proposed ratification of the appointment of EisnerAmper as our independent public accountant, and we will not independently provide our stockholders with any such rights.

Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to ratify the appointment of our independent public accountant. Abstentions will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms have authority to vote customers’ unvoted Shares held by the firms in street name on this proposal. If a broker does not exercise this authority, such broker non-votes will have no effect on the results of this vote. We are not required to obtain the approval of our stockholders to appoint our independent accountant. However, if our stockholders do not ratify the appointment of EisnerAmper LLP as our independent public accountant for the fiscal year ending October 31, 2016, the Audit Committee of the Board may reconsider its appointment

    THE BOARD RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF EISNERAMPER LLP AS INDEPENDENT PUBLIC ACCOUNTANT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 10

APPROVAL OF THE COMPANY’S 2016 EQUITY INCENTIVE PLAN

Description of Our 2016 Equity Incentive Plan

    On April 5, 2016, the Board adopted the 2016 Equity Incentive Plan (the “2016 Plan”), an omnibus equity incentive plan pursuant to which the Company may grant cash and equity-linked awards to certain officers, directors, consultants and others. The Board recommends adoption of the 2016 Plan as a means to offer incentives and attract, motivate and retain and reward persons eligible to participate in the 2016 Plan. Accordingly the Board unanimously approved and adopted the 2016 Plan.

    Set forth below is a summary of the 2016 Plan, which is qualified in its entirety by reference to the full text of the 2016 Plan, a copy of which is included as Appendix F to this proxy statement.

Shares Available

The 2016 Plan authorizes issuance of 4,000,000 shares of the Company’s common stock (“Common Stock”), which represents 15% of the Company’s issued and outstanding common stock as of April 5, 2016, on a fully diluted basis.

As of the Record Date, 511,680 options and 1,540,000 shares of Common Stock were issued under the previously adopted 2014 Equity Incentive Plan.

Administration

The 2016 Plan will be administered by the Board or by one or more committees of directors appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of the 2016 Plan (the “Administrator”). Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. Any committee delegated administrative authority under the 2016 Plan may further delegate its authority under the 2016 Plan to another committee of directors, and any such delegate shall be deemed to be an Administrator of the 2016 Plan. The Administrator comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Company, its powers under the 2016 Plan (a) to Eligible Persons (as defined below) who will receive grants of awards under the 2016 Plan and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards.  The Board may delegate different levels of authority to different committees with administrative and grant authority under the 2016 Plan. It is anticipated that the Administrator (either generally or with respect to specific transactions) will be constituted so as to comply, as necessary or desirable, with the requirements of Internal Revenue Code of 1986, as amended (the “Code”), Section 162(m) of the Code and Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended.

Eligibility

Awards may be granted pursuant to the 2016 Plan only to persons who are eligible persons. Under the 2016 Plan, “Eligible Person” means any person who is either: (a) an officer (whether or not a director) or employee of the Company or one of its subsidiaries; (b) a director of the Company or one of its subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Company or one of its subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Company or one of its subsidiaries) to the Company or one of its subsidiaries and who is selected to participate in the 2016 Plan by the Administrator; provided, however, that an Eligible Person may only participate in the 2016 Plan if such participation would not adversely affect either the Company’s eligibility to use Form S-8 to register, under the Securities Act of 1933, as amended, the offering and sale of shares issuable under the 2016 Plan by the Company or the Company’s compliance with any other applicable laws. As of the Record Date, the approximate number of Eligible Persons under the 2016 Plan included 5 officers or employees of the Company, 7 directors of the Company, and 8  individual consultant to the Company.

Awards

The 2016 Plan permits the grant of: (a) stock options, which may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or as a nonqualified stock option (an option not intended to be an ISO); (b) stock appreciation rights (“SARs”); (c) restricted shares; (d) restricted share units; (e) cash awards; or (f) other awards, including: (i) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to certain requirements as discussed in the 2016 Plan and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (ii) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.  All of the reserved shares under the 2016 Plan may be issued as ISOs.

The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with the 2016 Plan. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the 2016 Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Company will not be deemed to have been delivered under the 2016 Plan and will be deemed to remain or to become available under the 2016 Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the 2016 Plan. The foregoing adjustments to the share limit of the 2016 Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended to qualify as performance-based compensation thereunder.

    The number of shares available for issuance under the 2016 Plan (as well as the number of shares that may be issued as ISOs, and the share limitations set forth below under the heading “— Performance Based Compensation”) are subject to proportionate adjustment by the Administrator in the event of any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split, or upon any merger, arrangement, combination, consolidation, or other reorganization, or upon any spin-off, split-up or similar extraordinary dividend distribution in respect of the Common Stock, or upon any exchange of Common Stock or other securities of the Company, or upon any similar unusual or extraordinary corporate transaction in respect of the Common Stock.

    Option and SAR Awards. Option and SAR awards granted under the 2016 Plan must have an exercise price or base price of no less than 100% of the fair market value of a share of Common Stock on the date of grant of the option (or 110% of the fair market value on the date of grant, in the case of ISOs granted to certain ten percent stockholders of the Company). Options and SAR awards shall become exercisable upon such conditions as the Administrator may establish in its sole discretion. The exercise price of any option shall be paid in cash or by any of the methods set forth below under the heading “— Consideration for Awards.” Option and SAR awards are exercisable for a period established by the Administrator, which in no event shall exceed ten years from the date of grant (five years in the case of ISOs granted to certain ten percent stockholders of the Company). If the Administrator does not specify otherwise in an award agreement, upon termination of a participant’s employment or other service to the Company, option and SAR awards shall expire (1) three months after the last day that the participant is employed by or provides services to the Company or any subsidiary (provided, however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment or services is due to death or disability (as defined in the applicable award agreement), twelve months after the last day that the participant is employed by or provides services to the Company or any subsidiary; and (3) immediately upon a participant’s termination for “cause.”

    Restricted Shares. A participant that is granted restricted stock under the 2016 Plan shall have all of the rights of a shareholder, including the right to vote the shares of restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirements imposed by the Administrator). As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under the 2016 Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

    Restricted Share Units. At the time an award of restricted share units is made, the Administrator shall determine the period of time during which the restricted share units shall vest and the timing of settlement. Subject to the 2016 Plan, the applicable award agreement and any other procedures established by the Administrator, the Administrator may determine to pay dividend equivalent rights with respect to restricted share units, in which case, the Company shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each restricted share unit.  Each amount or other property credited to any such account shall be subject to the same vesting conditions as the restricted share unit to which it relates.  The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject restricted share unit. Each participant receiving restricted share units shall have no rights as a shareholder with respect to such restricted share units until such time as shares of Common Stock are issued to the participant.

    Director Compensation Policy. A portion of the shares available for issuance under the 2016 Plan will be available for issuance in connection with the Company’s director compensation policy, described below.

Annual Retainer	$5,000	To be paid in cash at first Board Meeting following the initial election of directors (annually) not to be adjusted for any pro rata period.
Stock Options	$10,000
To be calculated by dividing $10,000 by the closing stock price the day the Stock Options are awarded; and at the first Board Meeting immediately following election (and annually thereafter).  The Options will vest in full six months following award provided the director is then serving on the Board, and will be exercisable for a period of five (5) years.

Board Meeting Fees	$2,500	To be paid for all in-person Board Meetings. Members must be present to be paid.
Committee Meeting Fees	$800	To be paid for all in-person Committee Meetings. Members must be present to be paid.
Teleconference Fees	$300	To be paid for all teleconferences called by either the Chairman of the Board, the President, or by the Chairman of the relevant Committee. Members must be on-line to be paid.
Additional Retainer	$5,000	To be paid to the Chairman of the Board upon election annually.
Additional Retainer	$1,000	To be paid to the Chairman of the Audit and any other Committee upon election annually.

Performance Based Compensation

The 2016 Plan provides for the grant of certain awards, the vesting or payment of which may be contingent on the satisfaction of certain performance criteria. Such performance-based awards are designed to be exempt from the limitations of Section 162(m) of the Code, as described below under “—Certain Federal Tax Consequences.” The maximum number of shares that may be issued to any single participant pursuant to options and SARs during the term of the 2016 Plan shall not exceed 4,000,000 shares. The maximum number of shares of Common Stock which may be delivered pursuant to other performance-based equity awards granted during the 162(m) Term (as defined below) may not exceed 4,000,000 shares, and the maximum amount of cash compensation payable pursuant to performance-based cash awards granted during the 162(m) Term (as defined below) may not exceed $1,000,000. The 162(m) Term is the period beginning on the effective date of the 2016 Plan and ending on the date of the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders first approve this 2016 Plan (the “162(m) Term”).

The 2016 Plan includes the following performance criteria that may be used by the Administrator when granting performance-based awards: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing.

Fair Market Value

       Under the 2016 Plan, “Fair Market Value” means, unless otherwise determined or provided by the Administrator under the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by The Nasdaq Capital Market or other principal stock exchange on which the Common Stock is then listed for the date in question, or if the Common Stock is no longer listed on a principal stock exchange, then by the Over-the-Counter Bulletin Board or OTC Markets. If the Common Stock is no longer listed on The Nasdaq Capital Market or listed on a principal stock exchange or is no longer actively traded on the Over-the-Counter Bulletin Board or OTC Markets as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award under the circumstances.

Consideration for Awards

                The purchase price for any award granted under the 2016 Plan or the Common Stock to be delivered pursuant to any such award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator, including, without limitation, one or a combination of the following methods:

•	services rendered by the recipient of such award;

•	cash, check payable to the order of the Company, or electronic funds transfer;

•	notice and third party payment in such manner as may be authorized by the Administrator;

•	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

•	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

•
subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

                 In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Company (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their fair market value on the date of exercise. The Company will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award or shares by any method other than cash payment to the Company.

Change in Control

Upon a Change in Control (as defined below), each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under the 2016 Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control.  Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change in Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

For purposes of the 2016 Plan, “Change in Control” shall be deemed to have occurred if:

(i)           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its subsidiaries, and their affiliates;

(ii)           the Company shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its subsidiaries, and their affiliates;

(iii)           the Company shall sell substantially all of its assets to another entity that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv)           a person shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such person), any employee benefit plan of the Company or its subsidiaries, and their affiliates.

Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a person must acquire more than 50% of the outstanding voting securities of the Company for a Change in Control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Company within the meaning of Section 409A of the Code.

The “spread” under an ISO—i.e., the difference between the fair market value of the shares at exercise and the exercise price—is classified as an item of adjustment in the year of exercise for purposes of the alternative minimum tax. If a participant’s alternative minimum tax liability exceeds such participant’s regular income tax liability, the participant will owe the alternative minimum tax liability.

Restricted Stock. Restricted stock is generally taxable to the participant as ordinary compensation income on the date that the restrictions lapse (i.e. the date that the stock vests), in an amount equal to the excess of the fair market value of the shares on such date over the amount paid for such stock (if any). If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the ordinary income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss treatment depending on the sales price and how long the stock has been held since the restrictions lapsed. The Company does not receive a tax deduction for any subsequent gain.

Participants receiving restricted stock awards may make an election under Section 83(b) of the Code (“Section 83(b) Election”) to recognize as ordinary compensation income in the year that such restricted stock is granted, the amount equal to the excess of the fair market value on the date of the issuance of the stock over the amount paid for such stock. If such an election is made, the recipient recognizes no further amounts of compensation income upon the lapse of any restrictions and any gain or loss on subsequent disposition will be long-term or short-term capital gain or loss to the recipient. The Section 83(b) Election must be made within 30 days from the time the restricted stock is issued.

Other Awards. Other awards (such as restricted stock units) are generally treated as ordinary compensation income as and when Common Stock or cash are paid to the participant upon vesting or settlement of such awards. If the participant is an employee, this income is subject to withholding for income and employment tax purposes. The Company is generally entitled to an income tax deduction equal to the amount of ordinary income recognized by the recipient, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

Section 162(m) of the Internal Revenue Code. Under Code Section 162(m), no deduction is allowed in any taxable year of the Company for compensation in excess of $1 million paid to the Company’s “covered employees.” A “covered employee” is the Company’s chief executive officer and the three other most highly compensated officers of the Company other than the chief financial officer. An exception to this rule applies to “qualified performance based compensation,” which generally includes stock options and stock appreciation rights granted under a stockholder approved plan, and other forms of equity incentives, the vesting or payment of which is contingent upon the satisfaction of certain stockholder approved performance goals. The Company intends that the 2016 Plan allow for the grant of options and stock appreciation rights that may be treated as “qualified performance based compensation” that is exempt from the limitations of Code Section 162(m), and for the grant of other performance-based awards that may be treated as “qualified performance based compensation,” but it makes no assurance that either such type of award will be so treated.

Certain Federal Tax Consequences

    The following summary of the federal income tax consequences of the 2016 Plan transactions is based upon federal income tax laws in effect on the date of this Proxy Statement. This summary does not purport to be complete, and does not discuss state, local or non-U.S. tax consequences.

Nonqualified Stock Options. The grant of a nonqualified stock option under the 2016 Plan will not result in any federal income tax consequences to the participant or to the Company. Upon exercise of a nonqualified stock option, the participant will recognize ordinary compensation income equal to the excess of the fair market value of the shares of Common Stock at the time of exercise over the option exercise price. If the participant is an employee, this income is subject to withholding for federal income and employment tax purposes. The Company is entitled to an income tax deduction in the amount of the income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof. Any gain or loss on the participant’s subsequent disposition of the shares will be treated as long-term or short-term capital gain or loss, depending on the sales proceeds received and whether the shares are held for more than one year following exercise. The Company does not receive a tax deduction for any subsequent capital gain.

Incentive Options. The grant of an ISO under the 2016 Plan will not result in any federal income tax consequences to the participant or to the Company. A participant recognizes no federal taxable income upon exercising an ISO (subject to the alternative minimum tax rules discussed below), and the Company receives no deduction at the time of exercise. In the event of a disposition of stock acquired upon exercise of an ISO, the tax consequences depend upon how long the participant has held the shares. If the participant does not dispose of the shares within two years after the ISO was granted, nor within one year after the ISO was exercised, the participant will recognize a long-term capital gain (or loss) equal to the difference between the sale price of the shares and the exercise price. The Company is not entitled to any deduction under these circumstances.

If the participant fails to satisfy either of the foregoing holding periods (referred to as a “disqualifying disposition”), he or she will recognize ordinary compensation income in the year of the disposition. The amount of ordinary compensation income generally is the lesser of (i) the difference between the amount realized on the disposition and the exercise price or (ii) the difference between the fair market value of the stock at the time of exercise and the exercise price. Such amount is not subject to withholding for federal income and employment tax purposes, even if the participant is an employee of the Company. Any gain in excess of the amount taxed as ordinary income will generally be treated as a short-term capital gain. The Company, in the year of the disqualifying disposition, is entitled to a deduction equal to the amount of ordinary compensation income recognized by the participant, subject to possible limitations imposed by the Code, including Section 162(m) thereof.

New Plan Benefits

SEC rules require us to disclose any amounts that we currently are able to determine will be allocated to our named executive officers, directors and other employees following approval of the 2016 Plan. No such amounts are currently determinable or allocated to any of the foregoing Eligible Persons under the 2016 Plan.

Equity Compensation Plan Information (as of October 31, 2015)

Plan category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (#)
	(a)	(b)	(c)
Equity compensation plans approved by security holders	579,485	$2.82	596,992
Equity compensation plans not approved by security holders	-0-	-0-	-0-
Total	579,485	$2.82	596,992

No Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal rights with respect to the approval of the 2016 Equity Incentive Plan, and we will not independently provide our stockholders with any such rights.

 Vote Required

The affirmative vote of a majority of the votes cast for this proposal is required to approve the 2016 Equity Incentive Plan and the reservation of 4,000,000 shares of common stock reserved for issuance thereunder. Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ un-voted Shares held by the firms in street name on this proposal.

THE BOARD RECOMMENDS THAT OUR STOCKHOLDERS VOTE TO APPROVE OUR 2016 EQUITY INCENTIVE PLAN AND THE RESERVATION OF 4,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

PROPOSAL NO. 11

APPROVAL OF AN AMENDMENT TO OUR RESTATED CERTIFICATE OF INCORPORATION TO PROVIDE OUR STOCKHOLDERS THE RIGHT TO ACT BY WRITTEN CONSENT

The Board has approved an amendment to our Restated Certificate of Incorporation that would provide our stockholders the right to act by written consent. We are asking stockholders to approve this amendment, which will be reflected in a restatement of our Restated Certificate of Incorporation in the form attached hereto as Appendix G. If Proposal 3 is approved, the amendment will be reflected in the Articles of Incorporation of the newly-formed Nevada corporation and the related Nevada bylaws.

Right of Stockholders to Act by Written Consent

Our Restated Certificate of Incorporation currently does not allow stockholders to act by written consent. The Board has recommended that the Company take affirmative action to provide stockholders with the right to act by written consent subject to certain procedural provisions intended to ensure an orderly process, protect the interests of all stockholders, enhance transparency and promote good governance. Such provisions include the following: (a) consents must be solicited from all stockholders entitled to deliver a written consent, giving each stockholder an equal right to consider and act on a proposal; (b) the soliciting party must undertake to provide background information to all stockholders, including the nature of the proposed business to be taken and any interests of the soliciting party in the matter; and (c) written consents signed by holders of our outstanding common stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting must be delivered to the Company within a specified period and in accordance with Delaware law.

Vote Required

               The affimative vote of the holders of Shares representing two-thirds of all of the Company's Shares entitled to vote as of the Record Date is required to approve the amendment to our restated Certificate of Incorporation to provided our stockholders the right to act by written consent.  Abstentions and broker non-votes will be counted towards the tabulation of votes cast on this proposal and will have the same effect as a negative vote. Brokerage firms do not have authority to vote customers’ un-voted Shares held by the firms in street name for this proposal.

THE BOARD RECOMMENDS A VOTE FOR THE AMENDMENT TO THE RESTATED CERTIFICATE OF INCORPORATION TO PERMIT STOCKHOLDER WRITTEN CONSENT, AND PROXIES SOLICITED BY THE BOARD WILL BE VOTED IN FAVOR THEREOF UNLESS A STOCKHOLDER HAS INDICATED OTHERWISE ON THE PROXY.

CORPORATE CODE OF CONDUCT AND ETHICS

We have adopted a Corporate Code of Conduct and Ethics that applies to all employees, including our principal executive officer and principal financial and accounting officer, and directors. The code can be found on our website at www.majescoentertainment.com . We will provide, without charge, a copy of our Corporate Code of Conduct and Ethics upon request to: Secretary, Majesco Entertainment Company, 4041-T Hadley Road, S. Plainfield, New Jersey 07080. Disclosure regarding any amendments to, other than technical, administrative or non-substantive amendments, or waivers from, provisions of the Corporate Code of Conduct and Ethics that apply to our directors, principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver.

 SOLICITATION OF PROXIES
Cost and Method

We will pay all of the costs of soliciting these proxies. In addition to solicitation by mail, our employees, officers and directors may, without additional compensation, solicit proxies by mail, e-mail, facsimile, in person or by telephone or other forms of telecommunication. We will ask banks, brokers and other institutions, nominees and fiduciaries to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their expenses.

Participants in the Proxy Solicitation

Under applicable regulations of the SEC, each of our directors may be deemed to be a participant in our solicitation of proxies in connection with the Annual Meeting. Please refer to the sections of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management,” and “Management and Corporate Governance—The Board of Directors” for information about our directors who may be deemed participants in the solicitation. Except as described in this proxy statement, there are no agreements or understandings between us and any of our directors or executive officers relating to their employment with us or any future transactions.

OTHER MATTERS

As of the date of this proxy statement, the Board knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the best judgment and in the discretion of the persons voting the proxies.

 STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement for consideration at the 2016 Annual Meeting of Stockholders by submitting their proposals to the Company in a timely manner. In order to be so included for the next annual meeting, stockholder proposals must be received by the Company no later than October 31, 2016 and must otherwise comply with the requirements of Rule 14a-8.

            In addition, the Company’s Restated Bylaws have an advance notice procedure with regard to nominations for the election of directors and business proposals to be brought before an annual meeting of stockholders by any stockholder. In general, any stockholder may nominate one or more persons for election as directors or propose business to be brought before an annual meeting, or both, only if such stockholder has given timely notice in proper written form of such nomination or nominations or business proposal, setting forth certain specified information relating to such stockholder and his or her nominations or business proposal. To be timely, notice must be received by the Company’s Secretary no earlier than February 14, 2016 and no later than June 1, 2016. Proposals that are not received in a timely manner will not be voted on at the 2016 Annual Meeting of Stockholders. If a proposal is received on time, the proxies that management solicits for the meeting may still exercise discretionary voting authority on the proposal under circumstances consistent with the proxy rules of the SEC. Stockholder proposals or notices of intent to nominate candidates for election as directors should be submitted to Majesco Entertainment Company, Attention: Secretary, at 4041-T Hadley Road, S. Plainfield, New Jersey 07080.

Our Annual Report on Form 10-K for the fiscal year ended October 31, 2015, as filed with the SEC (other than exhibits thereto), which provides additional information about Majesco, is available to beneficial owners of our common stock without charge upon written request to: John Stetson, Corporate Secretary, Majesco Entertainment Company, 4041-T Hadley Road, S. Plainfield, New Jersey 07080. The information is also publicly available through the EDGAR system at www.sec.gov and is available on our website at  www.majescoentertainment.com  in the “Investor Info” section.

APPENDIX A

FORM OF
AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION OF
MAJESCO ENTERTAINMENT COMPANY

(Originally incorporated as ConnectivCorp in 1998 under the laws of the state of Delaware)

MAJESCO ENTERTAINMENT COMPANY, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST: The name of the corporation is Majesco Entertainment Company (the “Corporation”).

SECOND: At a meeting of the Board of Directors of the Corporation, resolutions were duly adopted declaring the advisability of an amendment to the Corporation’s Restated Certificate of Incorporation (the “Certificate of Incorporation”), as follows, and providing that:

Paragraph B and Paragraph C of Article Sixth of the Corporation’s Certificate of Incorporation are hereby deleted and replaced in their entirety by the following:

"B.           Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under special circumstances, the Board of Directors of the Corporation shall be elected at each annual meeting of stockholders for a term expiring at the next annual meeting of stockholders following their election and shall remain in office until their successors shall have been elected and qualified or until their earlier death, resignation or removal, notwithstanding that any director may have been elected for a term that extended beyond the date of such next annual meeting of stockholders.

C.           Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority of the directors then in office even though less than a quorum, or by a sole remaining director, and not by stockholders, and directors so chosen shall serve for a term expiring at the next annual meeting of stockholders or until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.”

THIRD: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware (as amended from time to time), at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

FOURTH: This Certificate of Amendment of Certificate of Incorporation was duly adopted at said meeting of the stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (as amended from time to time).

FIFTH: In accordance with Section 103(d) of the General Corporation Law of the State of Delaware (as amended from time to time), this Certificate of Amendment shall be effective upon its filing date.

IN WITNESS WHEREOF, Majesco Entertainment Company has caused this Certificate of Amendment to be signed by ____________________, this ____ day of ______, 2016.

By: ______________________________________
Name:
Title:

A-1

APPENDIX B

 ARTICLES OF INCORPORATION

OF

MAJESCO ENTERTAINMENT COMPANY,

A Nevada corporation

ARTICLE I
NAME

The name of the corporation is Majesco Entertainment Company (the "Corporation").

ARTICLE II
RESIDENT AGENT AND REGISTERED OFFICE

The name and address of the Corporation's resident agent for service of process is National Registered Agents, Inc. of NV, located at 311 S. Division Street, Carson City, NV 89703.

ARTICLE III
CAPITAL STOCK

3.01    Authorized Capital Stock.    The total number of shares of stock this Corporation is authorized to issue two hundred sixty million (260,000,000) shares. This stock shall be divided into two classes to be designated as "Common Stock" and "Preferred Stock."

3.02    Common Stock.    The total number of authorized shares of Common Stock shall be two hundred fifty million (250,000,000) shares with par value of $0.001 per share.

3.03    Preferred Stock.    The total number of authorized shares of Preferred Stock shall be ten million (10,000,000) shares with par value of $0.001 per share. The board of directors shall have the authority to authorize the issuance of the Preferred Stock from time to time in one or more classes or series, and to state in the resolution or resolutions from time to time adopted providing for the issuance thereof the following:

(a)   Whether or not the class or series shall have voting rights, full or limited, the nature and qualifications, limitations and restrictions on those rights, or whether the class or series will be without voting rights;

(b)   The number of shares to constitute the class or series and the designation thereof;

(c)   The preferences and relative, participating, optional or other special rights, if any, and the qualifications, limitations, or restrictions thereof, if any, with respect to any class or series;

(d)   Whether or not the shares of any class or series shall be redeemable and if redeemable, the redemption price or prices, and the time or times at which, and the terms and conditions upon which, such shares shall be redeemable and the manner of redemption;

(e)   Whether or not the shares of a class or series shall be subject to the operation of retirement or sinking funds to be applied to the purchase or redemption of such shares for retirement, and if such retirement or sinking funds be established, the amount and the terms and provisions thereof;

(f)    The dividend rate, whether dividends are payable in cash, stock of the Corporation, or other property, the conditions upon which and the times when such dividends are payable, the preference to or the relation to the payment of dividends payable on any other class or classes or series of stock, whether or not such dividend shall be cumulative or noncumulative, and if cumulative, the date or dates from which such dividends shall accumulate;

(g)   The preferences, if any, and the amounts thereof which the holders of any class or series thereof are entitled to receive upon the voluntary or involuntary dissolution of, or upon any distribution of assets of, the Corporation;

(h)   Whether or not the shares of any class or series are convertible into, or exchangeable for, the shares of any other class or classes or of any other series of the same or any other class or classes of stock of the Corporation and the conversion price or prices or ratio or ratios or the rate or rates at which such exchange may be made, with such adjustments, if any, as shall be stated and expressed or provided for in such resolution or resolutions; and

(i)    Such other rights and provisions with respect to any class or series as may to the board of directors seem advisable.

The shares of each class or series of the Preferred Stock may vary from the shares of any other class or series thereof in any respect. The Board of Directors may increase the number of shares of the Preferred Stock designated for any existing class or series by a resolution adding to such class or series authorized and unissued shares of the Preferred Stock not designated for any existing class or series of the Preferred Stock and the shares so subtracted shall become authorized, unissued and undesignated shares of the Preferred Stock.

ARTICLE IV
DIRECTORS

4.01 The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by these Articles of Incorporation or the Bylaws of the Corporation as in effect from time to time, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

4.02.            The directors of the Corporation need not be elected by written ballot unless the Bylaws so provide.

4.03.            Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and not by written consent.*

4.04            Special meetings of the stockholders may only be called by the Board of Directors acting pursuant to a resolution adopted by a majority of the Whole Board and at least one-quarter (1/4) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to call a special meeting. For the purposes of these Articles of Incorporation, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships.

4.05            Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board.

4.06            Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the Board of Directors of the Corporation shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders, following the initial classification of directors, the term of office of the second class to expire at the second annual meeting of stockholders, following the initial classification of directors, and the term of office of the third class to expire at the third annual meeting of stockholders following the initial classification of directors. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire, other than directors elected by the holders of any series of Preferred Stock, shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors are duly elected and qualified.*

4.07            Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall, unless otherwise required by law or by resolution of the Board of Directors, be filled only by a majority vote of the directors then in office even though less than a quorum, or by a sole remaining director, and not by stockholders, and directors so chosen shall serve for a term expiring at the annual meeting of stockholders at which the term of office of the class to which they have been chosen expires or until such director’s successor shall have been duly elected and qualified. No decrease in the authorized number of directors shall shorten the term of any incumbent director.*

4.08            Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws of the Corporation.

4.09            Subject to the rights of the holders of any series of Preferred Stock then outstanding, any director, or the entire Board of Directors, may be removed from office at any time only for cause and only by the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the outstanding shares of capital stock then entitled to vote at an election of the directors, voting together as a single class.

4.10            At any meeting of the Board of Directors, a majority of the total number of the Whole Board shall constitute a quorum for all purposes. At any meeting of the Board of Directors, all matters shall be determined by the vote of a majority of the directors present, except as otherwise provided herein or required by law.

4.11           The Board of Directors is expressly empowered to adopt, amend or repeal Bylaws of the Corporation. Any adoption, amendment or repeal of the Bylaws of the Corporation by the Board of Directors shall require the approval of a majority of the Whole Board. The stockholders shall also have power to adopt, amend or repeal the Bylaws of the Corporation; provided, that in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Restated Certificate of Incorporation, the affirmative vote of the holders of at least two-thirds (2/3) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend or repeal any provision of the Bylaws of the Corporation.

ARTICLE V
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under Nevada Revised Statutes (“NRS”).

ARTICLE VI
DIRECTORS' AND OFFICERS' LIABILITY

The individual liability of the directors and officers of the Corporation is hereby eliminated to the fullest extent permitted by the NRS, as the same may be amended and supplemented. Any repeal or modification of this Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE VII
INDEMNITY

Every person who was or is a party to, or is threatened to be made a party to, or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he, or a person of whom he is the legal representative, is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprise, shall be indemnified and held harmless to the fullest extent legally permissible under the laws of the State of Nevada from time to time against all expenses, liability and loss (including attorneys' fees, judgments, fines and amounts paid or to be paid in settlement) reasonably incurred or suffered by him in connection therewith. Such right of indemnification shall be a contract right which may be enforced in any manner desired by such person. The expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the Corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the Corporation. Such right of indemnification shall not be exclusive of any other right which such directors, officers or representatives may have or hereafter acquire, and, without limiting the generality of such statement, they shall be entitled to their respective rights of indemnification under any bylaw, agreement, vote of stockholders, provision of law, or otherwise, as well as their rights under this Article.

Without limiting the application of the foregoing, the board of directors may adopt bylaws from time to time with respect to indemnification, to provide at all times the fullest indemnification permitted by the laws of the State of Nevada, and may cause the Corporation to purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as director or officer of another corporation, or as its representative in a partnership, joint venture, trust or other enterprises against any liability asserted against such person and incurred in any such capacity or arising out of such status, whether or not the Corporation would have the power to indemnify such person.

The indemnification provided in this Article shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the heirs, executors and administrators of such person.

ARTICLE VIII
AMENDMENT

The Corporation reserves the right to amend or repeal any provision contained in these Articles of Incorporation in the manner prescribed by the Nevada Revised Statutes and all rights conferred upon stockholders are granted subject to this reservation; provided that in addition to the vote of the holders of any class or series of stock of the Corporation required by law or by these Articles of Incorporation, the affirmative vote of the holders of shares of voting stock of the Corporation representing at least two-thirds (2/3) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend, alter or repeal, or adopt (whether by merger, consolidation or otherwise) any provision inconsistent with, Articles IV, VI, VII, and this Article VIII of these Articles of Incorporation

Dated:                                    , 2016                                                                By: _____________________________

*Subject to approval of Proposals 2 and 11, as applicable

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF THE
0% SERIES A CONVERTIBLE PREFERRED STOCK OF
MAJESCO ENTERTAINMENT COMPANY

I, Barry Honig, hereby certify that I am the Chief Executive Officer of Majesco Entertainment Company (the “Company”), a corporation organized and existing under the Nevada Revised Statutes (the “NRS”), and further do hereby certify:

That pursuant to the authority expressly conferred upon the Board of Directors of the Company (the “Board”) by the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), the Board on [_____], 2016 adopted the following resolutions creating a series of shares of Preferred Stock designated as 0% Series A Convertible Preferred Stock:

RESOLVED, that the Board designates the 0% Series A Convertible Preferred Stock and the number of shares constituting such series, and fixes the rights, powers, preferences, privileges and restrictions relating to such series in addition to any set forth in the Articles of Incorporation as follows:

TERMS OF SERIES A CONVERTIBLE PREFERRED STOCK

1.          Designation and Number of Shares. There shall hereby be created and established a series of preferred stock of the Company designated as “0% Series A Convertible Preferred Stock” (the “Preferred Shares”). The authorized number of Preferred Shares shall be 8,830,000 shares. Each Preferred Share shall have $0.001 par value. Capitalized terms not defined herein shall have the meaning as set forth in Section 23 below.

2.          Ranking. Except to the extent that the holders of at least a majority of the outstanding Preferred Shares (the “Required Holders”) expressly consent to the creation of Parity Stock (as defined below) or Senior Preferred Stock (as defined below) in accordance with Section 12, all shares of capital stock of the Company shall be junior in rank to all Preferred Shares with respect to the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (such junior stock is referred to herein collectively as “Junior Stock”). The rights of all such shares of capital stock of the Company shall be subject to the rights, powers, preferences and privileges of the Preferred Shares. Without limiting any other provision of this Certificate of Designations, without the prior express consent of the Required Holders, voting separately as a single class, the Company shall not hereafter authorize or issue any additional or other shares of capital stock that is (i) of senior rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (collectively, the “Senior Preferred Stock”), (ii) of pari passu rank to the Preferred Shares in respect of the preferences as to dividends, distributions and payments upon the liquidation, dissolution and winding up of the Company (collectively, the “Parity Stock”) or (iii) any Junior Stock having a maturity date (or any other date requiring redemption or repayment of such shares of Junior Stock) that is prior to the date no Preferred Shares remain outstanding. In the event of the merger or consolidation of the Company with or into another corporation, the Preferred Shares shall maintain their relative rights, powers, designations, privileges and preferences provided for herein and no such merger or consolidation shall result inconsistent therewith.

3.          Dividends. In addition to Sections 5(a) and 11 below, from and after the first date of issuance of any Preferred Shares (the “Initial Issuance Date”), each holder of a Preferred Share (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive dividends (“Dividends”) when and as declared by the Board, from time to time, in its sole discretion, which Dividends shall be paid by the Company out of funds legally available therefor, payable, subject to the conditions and other terms hereof, in cash on the Stated Value of such Preferred Share.

4.          Conversion. Each Preferred Share shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (as defined below) on the terms and conditions set forth in this Section 4.

(a)          Holder’s Conversion Right. Subject to the provisions of Section 4(e) and 4(f), at any time or times on or after the Initial Issuance Date, each Holder shall be entitled to convert any whole number of Preferred Shares into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 4(c) at the Conversion Rate (as defined below).

(b)          Conversion Rate. The number of validly issued, fully paid and non-assessable shares of Common Stock issuable upon conversion of each Preferred Share pursuant to Section 4(a) shall be determined according to the following formula (the “Conversion Rate”):

Base Amount
Conversion Price

No fractional shares of Common Stock are to be issued upon the conversion of any Preferred Shares. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.

(c)          Mechanics of Conversion. The conversion of each Preferred Share shall be conducted in the following manner:

(i)         Holder’s Conversion. To convert a Preferred Share into validly issued, fully paid and non-assessable shares of Common Stock on any date (a “Conversion Date”), a Holder shall deliver (whether via facsimile or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion of the share(s) of Preferred Shares subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company. If required by Section 4(c)(vi), within five (5) Trading Days following a conversion of any such Preferred Shares as aforesaid, such Holder shall surrender to a nationally recognized overnight delivery service for delivery to the Company the original certificates representing the share(s) of Preferred Shares (the “Preferred Share Certificates”) so converted as aforesaid.

(ii)         Company’s Response. On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile an acknowledgment of confirmation, in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the second (2nd) Trading Day following the date of receipt by the Company of such Conversion Notice, the Company shall (1) provided that the Transfer Agent is participating in DTC Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of such Holder or its designee, for the number of shares of Common Stock to which such Holder shall be entitled. If the number of Preferred Shares represented by the Preferred Share Certificate(s) submitted for conversion pursuant to Section 4(c)(vi) is greater than the number of Preferred Shares being converted, then the Company shall if requested by such Holder, as soon as practicable and in no event later than three (3) Trading Days after receipt of the Preferred Share Certificate(s) and at its own expense, issue and deliver to such Holder (or its designee) a new Preferred Share Certificate representing the number of Preferred Shares not converted.

(iii)         Record Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(iv)         Company’s Failure to Timely Convert. If the Company shall fail, for any reason or for no reason, to issue to a Holder within three (3) Trading Days after the Company’s receipt of a Conversion Notice (whether via facsimile or otherwise) (the “Share Delivery Deadline”), a certificate for the number of shares of Common Stock to which such Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit such Holder’s or its designee’s balance account with DTC for such number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion of any Preferred Shares (as the case may be) (a “Conversion Failure”), then, in addition to all other remedies available to such Holder, such Holder, upon written notice to the Company, (x) may void its Conversion Notice with respect to, and retain or have returned (as the case may be) any Preferred Shares that have not been converted pursuant to such Holder’s Conversion Notice, provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to the terms of this Certificate of Designations or otherwise and (y) the Company shall pay in cash to such Holder on each day after such third (3rd) Trading Day that the issuance of such shares of Common Stock is not timely effected an amount equal to 1.5% of the product of (A) the aggregate number of shares of Common Stock not issued to such Holder on a timely basis and to which the Holder is entitled and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date on which the Company could have issued such shares of Common Stock to the Holder without violating Section 4(c). In addition to the foregoing, if within three (3) Trading Days after the Company’s receipt of a Conversion Notice (whether via facsimile or otherwise), the Company shall fail to issue and deliver a certificate to such Holder and register such shares of Common Stock on the Company’s share register or credit such Holder’s or its designee’s balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be), and if on or after such third (3rd) Trading Day such Holder (or any other Person in respect, or on behalf, of such Holder) purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, issuable upon such conversion that such Holder so anticipated receiving from the Company, then, in addition to all other remedies available to such Holder, the Company shall, within three (3) Business Days after such Holder’s request and in such Holder’s discretion, either (i) pay cash to such Holder in an amount equal to such Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of such Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate or credit such Holder’s balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to such Holder a certificate or certificates representing such shares of Common Stock or credit such Holder’s balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Conversion Notice and ending on the date of such issuance and payment under this clause (ii).

(v)          Pro Rata Conversion; Disputes. In the event the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares submitted for conversion, the Company shall convert from each Holder electing to have Preferred Shares converted on such date a pro rata amount of such Holder’s Preferred Shares submitted for conversion on such date based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the aggregate number of Preferred Shares submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to a Holder in connection with a conversion of Preferred Shares, the Company shall issue to such Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 22.

(vi)          Book-Entry. Notwithstanding anything to the contrary set forth in this Section 4, upon conversion of any Preferred Shares in accordance with the terms hereof, no Holder thereof shall be required to physically surrender the certificate representing the Preferred Shares to the Company following conversion thereof unless (A) the full or remaining number of Preferred Shares represented by the certificate are being converted (in which event such certificate(s) shall be delivered to the Company as contemplated by this Section 4(c)(vi)) or (B) such Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of any Preferred Shares. Each Holder and the Company shall maintain records showing the number of Preferred Shares so converted by such Holder and the dates of such conversions or shall use such other method, reasonably satisfactory to such Holder and the Company, so as not to require physical surrender of the certificate representing the Preferred Shares upon each such conversion. In the event of any dispute or discrepancy, such records of such Company establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof. Each certificate for Preferred Shares shall bear the following legend:

ANY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE CORPORATION’S CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES A PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 4(c)(vi) THEREOF. THE NUMBER OF SHARES OF SERIES A PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES A PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 4(c)(vi) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES A PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE.

(d)          Taxes. The Company shall pay any and all documentary, stamp, transfer (but only in respect of the registered holder thereof), issuance and other similar taxes that may be payable with respect to the issuance and delivery of shares of Common Stock upon the conversion of Preferred Shares.

(e)          Limitation on Beneficial Ownership. Notwithstanding anything to the contrary set forth in this Certificate of Designation, at no time may all or a portion of the Series A Preferred Stock be converted if the number of shares of Common Stock to be issued pursuant to such conversion would exceed, when aggregated with all other shares of Common Stock owned by the Holder at such time, the number of shares of Common Stock which would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the 1934 Act and the rules thereunder) more than 4.99% of all of the Common Stock outstanding at such time (the “4.99% Beneficial Ownership Limitation”); provided, however, that upon the Holder providing the Corporation with sixty-one (61) days’ advance notice (the “4.99% Waiver Notice”) that the Holder would like to waive this Section 4(e) with regard to any or all shares of Common Stock issuable upon conversion of the Preferred Shares, this Section 4(e) will be of no force or effect with regard to all or a portion of the Series A Preferred Stock referenced in the 4.99% Waiver Notice but shall in no event waive the 9.99% Beneficial Ownership Limitation described below. Notwithstanding anything to the contrary set forth in this Certificate of Designation, at no time may all or a portion of the Preferred Shares be converted if the number of shares of Common Stock to be issued pursuant to such conversion, when aggregated with all other shares of Common Stock owned by the Holder at such time, would result in the Holder beneficially owning (as determined in accordance with Section 13(d) of the 1934 Act and the rules thereunder) in excess of 9.99% of the then issued and outstanding shares of Common Stock outstanding at such time (the “9.99% Beneficial Ownership Limitation” and the lower of the 9.99% Beneficial Ownership Limitation and the 4.99% Beneficial Ownership Limitation then in effect, the “Maximum Percentage”)). By written notice to the Company, a holder of Preferred Shares may from time to time decrease the Maximum Percentage to any other percentage specified in such notice. For purposes hereof, in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company’s most recent Form 10-K, Form 10-Q, Current Report on Form 8-K or other public filing with the Securities and Exchange Commission, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of a holder of Preferred Shares, the Company shall within three (3) Business Days confirm orally and in writing to such holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Preferred Shares, by the Holder and its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported, which in any event are convertible or exercisable, as the case may be, into shares of the Company’s Common Stock within 60 days’ of such calculation and which are not subject to a limitation on conversion or exercise analogous to the limitation contained herein. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

(f)          Issuance Restrictions. (i) If the Company has not obtained the approval of its shareholders in accordance with NASDAQ Listing Rule 5635(d), then the Company may not issue upon conversion of the Preferred Shares a number of shares of Common Stock, which, when aggregated with any shares of Common Stock (i) issued pursuant to the Subscription Agreement, (ii) underlying the Preferred Shares issued pursuant to the Subscription Agreement; (iii) issuable upon prior exercise of any Warrants issued pursuant to the Subscription Agreement and (iv) issuable pursuant to any warrants issued to any registered broker-dealer as a fee in connection with the issuance of Securities pursuant to the Subscription Agreement, would exceed 19.99% of the shares of Common Stock issued and outstanding as of the Subscription Date, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of the Subscription Agreement (such number of shares, the “Issuable Maximum”). The Holder and the holders of the other Preferred Shares issued pursuant to the Subscription Agreement shall be entitled to a portion of the Issuable Maximum equal to the quotient obtained by dividing (x) the Holder’s original Aggregate Purchase Price by (y) the aggregate original Aggregate Purchase Price of all holders pursuant to the Subscription Agreement. In addition, the Holder may allocate its pro-rata portion of the Issuable Maximum among Preferred Shares held by it in its sole discretion. Such portion shall be adjusted upward ratably in the event a Holder no longer holds any Preferred Shares and the amount of shares issued to such Holder pursuant to its Preferred Shares was less than such Holder’s pro-rata share of the Issuable Maximum. For avoidance of doubt, unless and until any required Shareholder Approval is obtained and effective, warrants issued to any registered broker-dealer as a fee in connection with the Securities issued pursuant to the Subscription Agreement as described in clause (iii) above shall provide that such warrants shall not be allocated any portion of the Issuable Maximum and shall be unexercisable unless and until such Shareholder Approval is obtained and effective.

5.          Rights Upon Issuance of Purchase Rights and Other Corporate Events.

(a)          Purchase Rights. In addition to any adjustments pursuant to Section 7 below, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the “Purchase Rights”), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares) held by such Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that such Holder’s right to participate in any such Purchase Right would result in such Holder exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for such Holder until such time, if ever, as its right thereto would not result in such Holder exceeding the Maximum Percentage).

(b)          Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that each Holder will thereafter have the right to receive upon a conversion of all the Preferred Shares held by such Holder (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which such Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares contained in this Certificate of Designations) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as such Holder would have been entitled to receive had the Preferred Shares held by such Holder initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. The provisions of this Section 5(b) shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations.

6.          Rights Upon Fundamental Transactions.

(a)          Assumption. The Company shall not enter into or be party to a Fundamental Transaction unless (i) the Successor Entity assumes in writing all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents in accordance with the provisions of this Section 6 pursuant to written agreements in form and substance satisfactory to the Required Holders and approved by the Required Holders prior to such Fundamental Transaction, including agreements to deliver to each holder of Preferred Shares in exchange for such Preferred Shares a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Certificate of Designations, including, without limitation, having a stated value and dividend rate equal to the stated value and dividend rate of the Preferred Shares held by the Holders and having similar ranking to the Preferred Shares, and reasonably satisfactory to the Required Holders and (ii) the Successor Entity (including its Parent Entity) is a publicly traded corporation whose shares of common stock are quoted on or listed for trading on an Eligible Market. Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein and therein. In addition to the foregoing, upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to each Holder confirmation that there shall be issued upon conversion of the Preferred Shares at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 5 and 11, which shall continue to be receivable thereafter)) issuable upon the conversion of the Preferred Shares prior to such Fundamental Transaction, such shares of publicly traded common stock (or their equivalent) of the Successor Entity (including its Parent Entity) which each Holder would have been entitled to receive upon the happening of such Fundamental Transaction had all the Preferred Shares held by each Holder been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations), as adjusted in accordance with the provisions of this Certificate of Designations. The provisions of this Section 6 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of the Preferred Shares.

7.          Rights Upon Issuance of Other Securities.

(a)          Adjustment of Conversion Price upon Issuance of Common Stock. If and whenever on or after the Subscription Date the Company issues or sells, or in accordance with this Section 7(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such issuance or sale or deemed issuance or sale (such Conversion Price then in effect is referred to as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance the Conversion Price then in effect shall be reduced to the New Issuance Price. For all purposes of the foregoing (including, without limitation, determining the adjusted Conversion Price and the New Issuance Price under this Section 7(a)), the following shall be applicable:

(i)          Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii)          Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For purposes of this Section 7(a)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 7(a), except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(iii)          Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section 7(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 7(a) shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

(iv)          Calculation of Consideration Received. If any Option or Convertible Security is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (including, without limitation, any other Option or Convertible Security), together comprising one integrated transaction, (x) such Option or Convertible Security (as applicable) will be deemed to have been issued for consideration equal to the fair market value thereof as determined in good faith by the Company’s Board of Directors and (y) the other securities issued or sold or deemed to have been issued or sold in such integrated transaction shall be deemed to have been issued for consideration equal to the difference of (I) the aggregate consideration received by the Company minus (II) the aggregate fair market value of all such Options and/or Convertible Securities (as applicable) so issued. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Required Holders. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v)          Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(b)          Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Sections 5 and 11, if the Company at any time on or after the Subscription Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Sections 5 and 11, if the Company at any time on or after the Subscription Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7(b) shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7(b) occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

(c)          Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect any Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of such Holder, provided that no such adjustment pursuant to this Section 7(c) will increase the Conversion Price as otherwise determined pursuant to this Section 7, provided further that if such Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Board and such Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.

(d)          Calculations. All calculations under this Section 7 shall be made by rounding to the nearest one-hundred thousandth of a cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

8.          Authorized Shares.

(a)          Reservation. The Company shall initially reserve out of its authorized and unissued Common Stock a number of shares of Common Stock equal to 125% of the Conversion Rate with respect to the Base Amount of each Preferred Share as of the Initial Issuance Date (assuming for purposes hereof, that all the Preferred Shares issuable pursuant to the Subscription Agreement have been issued, such Preferred Shares are convertible at the Conversion Price and without taking into account any limitations on the conversion of such Preferred Shares set forth in herein) issuable pursuant to the terms of this Certificate of Designations from the Initial Issuance Date through the second anniversary of the Initial Issuance Date assuming (assuming for purposes hereof, that all the Preferred Shares issuable pursuant to the Subscription Agreement have been issued and without taking into account any limitations on the issuance of securities set forth herein). So long as any of the Preferred Shares are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, as of any given date, 125% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Preferred Shares issued or issuable pursuant to the Subscription Agreement assuming for purposes hereof, that all the Preferred Shares issuable pursuant to the Subscription Agreement have been issued and without taking into account any limitations on the issuance of securities set forth herein), provided that at no time shall the number of shares of Common Stock so available be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions contained in this Certificate of Designations) (the “Required Amount”). The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the Holders based on the number of Preferred Shares held by each Holder on the Initial Issuance Date or increase in the number of reserved shares (as the case may be) (the “Authorized Share Allocation”). In the event a Holder shall sell or otherwise transfer any of such Holder’s Preferred Shares, each transferee shall be allocated a pro rata portion of such Holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of Preferred Shares then held by such Holders.

(b)          Insufficient Authorized Shares. If, notwithstanding Section 8(a) and not in limitation thereof, at any time while any of the Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unissued shares of Common Stock to satisfy its obligation to have available for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Amount (an “Authorized Share Failure”), then the Company shall promptly take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve and have available the Required Amount for all of the Preferred Shares then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders or conduct a consent solicitation for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board to recommend to the stockholders that they approve such proposal. Nothing contained in this Section 8 shall limit any obligations of the Company under any provision of the Subscription Agreement. In the event that the Company is prohibited from issuing shares of Common Stock upon a conversion of any Preferred Share due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to such Holder of such Preferred Shares, the Company shall pay cash in exchange for the cancellation of such Preferred Shares convertible into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the Closing Sale Price on the Trading Day immediately preceding the date such Holder delivers the applicable Conversion Notice with respect to such Authorization Failure Shares to the Company and (ii) to the extent such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of Authorization Failure Shares, any brokerage commissions and other out-of-pocket expenses, if any, of such Holder incurred in connection therewith.

9.          Voting Rights. Except as otherwise expressly required by law, each holder of Preferred Shares shall be entitled to vote on all matters submitted to shareholders of the Company and shall be entitled to the number of votes for each Preferred Share owned at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, equal to the number of shares of Common Stock such Preferred Shares are convertible into (voting as a class with Common Stock) based on the Conversion Price in effect on such date, but in no event shall the Conversion Price used for purposes of calculating voting rights pursuant to this Section 9 be less than $0.59 (the “Voting Floor”), representing the consolidated closing bid price of the Common Stock on The NASDAQ Stock Market LLC on the date prior to the execution of the Subscription Agreement, but not in excess of the conversion limitations set forth in Section 4(e) and/or 4(f) herein. The Voting Floor shall only be removed in accordance with NASDAQ Listing Rules.  Except as otherwise required by law, the holders of Preferred Shares shall vote together with the holders of Common Stock on all matters and shall not vote as a separate class. For the avoidance of doubt, the Voting Floor shall not prohibit any adjustment to the Conversion Price below $0.59 with respect to any other section of this Certificate of Designations or any other rights of the Holder hereunder.

10.         Liquidation, Dissolution, Winding-Up. In the event of a Liquidation Event, the Holders shall be entitled to receive in cash out of the assets of the Company, whether from capital or from earnings available for distribution to its stockholders (the “Liquidation Funds”), before any amount shall be paid to the holders of any of shares of Junior Stock, an amount per Preferred Share equal to the greater of (A) the Base Amount thereof on the date of such payment and (B) the amount per share such Holder would receive if such Holder converted such Preferred Shares into Common Stock immediately prior to the date of such payment, provided that if the Liquidation Funds are insufficient to pay the full amount due to the Holders and holders of shares of Parity Stock, then each Holder and each holder of Parity Stock shall receive a percentage of the Liquidation Funds equal to the full amount of Liquidation Funds payable to such Holder and such holder of Parity Stock as a liquidation preference, in accordance with their respective certificate of designations (or equivalent), as a percentage of the full amount of Liquidation Funds payable to all holders of Preferred Shares and all holders of shares of Parity Stock. To the extent necessary, the Company shall cause such actions to be taken by each of its Subsidiaries so as to enable, to the maximum extent permitted by law, the proceeds of a Liquidation Event to be distributed to the Holders in accordance with this Section 10. All the preferential amounts to be paid to the Holders under this Section 10 shall be paid or set apart for payment before the payment or setting apart for payment of any amount for, or the distribution of any Liquidation Funds of the Company to the holders of shares of Junior Stock in connection with a Liquidation Event as to which this Section 10 applies.

11.         Participation. In addition to any adjustments pursuant to Section 7(b), the Holders shall, as holders of Preferred Shares, be entitled to receive such dividends paid and distributions made to the holders of shares of Common Stock to the same extent as if such Holders had converted each Preferred Share held by each of them into shares of Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of shares of Common Stock (provided, however, to the extent that a Holder’s right to participate in any such dividend or distribution would result in such Holder exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such dividend or distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such dividend or distribution to such extent) and such dividend or distribution to such extent shall be held in abeyance for the benefit of such Holder until such time, if ever, as its right thereto would not result in such Holder exceeding the Maximum Percentage).

12.        Vote to Change the Terms of or Issue Preferred Shares. In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Articles of Incorporation, without first obtaining the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, the Company shall not: (a) amend or repeal any provision of, or add any provision to, its Articles of Incorporation or bylaws, or file any certificate of designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit, of the Preferred Shares, regardless of whether any such action shall be by means of amendment to the Articles of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of Preferred Shares; (c) without limiting any provision of Section 2, create or authorize (by reclassification or otherwise) any new class or series of shares that has a preference over or is on a parity with the Preferred Shares with respect to dividends or the distribution of assets on the liquidation, dissolution or winding up of the Company; (d) purchase, repurchase or redeem any shares of capital stock of the Company junior in rank to the Preferred Shares (other than pursuant to equity incentive agreements (that have in good faith been approved by the Board) with employees giving the Company the right to repurchase shares upon the termination of services); (e) without limiting any provision of Section 2, pay dividends or make any other distribution on any shares of any capital stock of the Company junior in rank to the Preferred Shares; (f) issue any Preferred Shares other than pursuant to the Subscription Agreement; or (g) without limiting any provision of Section 16, whether or not prohibited by the terms of the Preferred Shares, circumvent a right of the Preferred Shares.

13.        Covenants.

(a)          Incurrence of Indebtedness. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, incur or guarantee, assume or suffer to exist any Indebtedness (other than Permitted Indebtedness).

(b)          Existence of Liens. The Company shall not, and the Company shall cause each of its Subsidiaries to not, directly or indirectly, allow or suffer to exist any mortgage, lien, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by the Company or any of its Subsidiaries (collectively, “Liens”) other than Permitted Liens.

(c)          Limitations on Issuances and Financings. For as long as any Preferred Shares remain outstanding, the Company shall  not issue any Common Stock or Convertible Securities (or modify any of the foregoing which may be outstanding) to any person or entity or incur any financing debt, other than with regard to Excluded Securities, without the express written consent of the Lead Investor (as defined in the Subscription Agreement).

14.        Lost or Stolen Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificates representing Preferred Shares (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of an indemnification undertaking by the applicable Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of the certificate(s), the Company shall execute and deliver new certificate(s) of like tenor and date.

15.         Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations and any of the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit any Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Certificate of Designations. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Company’s compliance with the terms and conditions of this Certificate of Designations.

16.         Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designations, and will at all times in good faith carry out all the provisions of this Certificate of Designations and take all action as may be required to protect the rights of the Holders. Without limiting the generality of the foregoing or any other provision of this Certificate of Designations, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any Preferred Shares above the Conversion Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Preferred Shares and (iii) shall, so long as any Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Preferred Shares then outstanding (without regard to any limitations on conversion contained herein).

17.         Failure or Indulgence Not Waiver. No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. This Certificate of Designations shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any Person as the drafter hereof.

18.        Notices. The Company shall provide each Holder of Preferred Shares with prompt written notice of all actions taken pursuant to the terms of this Certificate of Designations, including in reasonable detail a description of such action and the reason therefor. Whenever notice is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice must be in writing and shall be given in accordance with the Subscription Agreement. Without limiting the generality of the foregoing, the Company shall give written notice to each Holder (i) promptly following any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to all holders of shares of Common Stock as a class or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided, in each case, that such information shall be made known to the public prior to, or simultaneously with, such notice being provided to any Holder.

19.        Transfer of Preferred Shares. Subject to the restrictions set forth in Subscription Agreement, a Holder may transfer some or all of its Preferred Shares without the consent of the Company.

20.        Preferred Shares Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders), a register for the Preferred Shares, in which the Company shall record the name, address and facsimile number of the Persons in whose name the Preferred Shares have been issued, as well as the name and address of each transferee. The Company may treat the Person in whose name any Preferred Shares is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

21.        Stockholder Matters; Amendment.

(a)          Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the NRS, the Articles of Incorporation, this Certificate of Designations or otherwise with respect to the issuance of Preferred Shares may be effected by written consent of the Company’s stockholders or at a duly called meeting of the Company’s stockholders, all in accordance with the applicable rules and regulations of the NRS, the Company’s Articles of Incorporation and Bylaws. This provision is intended to comply with the applicable sections of the NRS permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.

(b)          Amendment. This Certificate of Designations or any provision hereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or written consent without a meeting in accordance with the NRS, of the Required Holders, voting separate as a single class, and with such other stockholder approval, if any, as may then be required pursuant to the NRS and the Company’s Articles of Incorporation and Bylaws.

22.         Dispute Resolution.

(a)          Disputes Over Closing Bid Price, Closing Sale Price, Conversion Price, VWAP or Fair Market Value.

(i) In the case of a dispute relating to a Closing Bid Price, a Closing Sale Price, a Conversion Price, a VWAP or fair market value (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or such applicable Holder (as the case may be) shall submit the dispute via facsimile (I) within two (2) Business Days after delivery of the applicable notice giving rise to such dispute to the Company or such Holder (as the case may be) or (II) if no notice gave rise to such dispute, at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Company are unable to resolve such dispute relating to such Closing Bid Price, such Closing Sale Price, such Conversion Price, such VWAP or such fair market value (as the case may be) by 5:00 p.m. (New York time) on the third (3rd) Business Day following such delivery by the Company or such Holder (as the case may be) of such dispute to the Company or such Holder (as the case may be), then such Holder shall select an independent, reputable investment bank to resolve such dispute.

(ii) Such Holder and the Company shall each deliver to such investment bank (x) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 22(a) and (y) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (x) and (y) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either such Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and such Holder or otherwise requested by such investment bank, neither the Company nor such Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii) The Company and such Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and such Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b)          Disputes Over Arithmetic Calculation of the Conversion Rate.

(i) In the case of a dispute as to the arithmetic calculation of a Conversion Rate, the Company or such Holder (as the case may be) shall submit the disputed arithmetic calculation via facsimile (i) within two (2) Business Days after delivery of the applicable notice giving rise to such dispute to the Company or such Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Company are unable to resolve such disputed arithmetic calculation of such Conversion Rate by 5:00 p.m. (New York time) on the third (3rd) Business Day following such delivery by the Company or such Holder (as the case may be) of such disputed arithmetic calculation, then such Holder shall select an independent, reputable accountant or accounting firm to perform such disputed arithmetic calculation.

(ii) Such Holder and the Company shall each deliver to such accountant or accounting firm (as the case may be) (x) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 22(a) and (y) written documentation supporting its position with respect to such disputed arithmetic calculation, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such Holder selected such accountant or accounting firm (as the case may be) (the “Submission Deadline”) (the documents referred to in the immediately preceding clauses (x) and (y) are collectively referred to herein as the “Required Documentation”) (it being understood and agreed that if either such Holder or the Company fails to so deliver all of the Required Documentation by the Submission Deadline, then the party who fails to so submit all of the Required Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such accountant or accounting firm (as the case may be) with respect to such disputed arithmetic calculation and such accountant or accounting firm (as the case may be) shall perform such disputed arithmetic calculation based solely on the Required Documentation that was delivered to such accountant or accounting firm (as the case may be) prior to the Submission Deadline). Unless otherwise agreed to in writing by both the Company and such Holder or otherwise requested by such accountant or accounting firm (as the case may be), neither the Company nor such Holder shall be entitled to deliver or submit any written documentation or other support to such accountant or accounting firm (as the case may be) in connection with such disputed arithmetic calculation of the Conversion Rate (other than the Required Documentation).

(iii) The Company and such Holder shall cause such accountant or accounting firm (as the case may be) to perform such disputed arithmetic calculation and notify the Company and such Holder of the results no later than ten (10) Business Days immediately following the Submission Deadline. The fees and expenses of such accountant or accounting firm (as the case may be) shall be borne solely by the Company, and such accountant’s or accounting firm’s (as the case may be) arithmetic calculation shall be final and binding upon all parties absent manifest error.

(c)          Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 22 constitutes an agreement to arbitrate between the Company and such Holder (and constitutes an arbitration agreement) under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that each party shall be entitled to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 22, (ii) a dispute relating to a Conversion Price includes, without limitation, disputes as to (1) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 7(a), (2) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, (3) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale of Excluded Securities, (4) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security and (5) whether a Dilutive Issuance occurred, (iii) the terms of this Certificate of Designations and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Certificate of Designations and any other applicable Transaction Documents, (iv) the terms of this Certificate of Designations and each other applicable Transaction Document shall serve as the basis for the selected accountant’s or accounting firm’s performance of the applicable arithmetic calculation, (v) for clarification purposes and without implication that the contrary would otherwise be true, disputes relating to matters described in Section 22(a) shall be governed by Section 22(a) and not by Section 22(b), (vi) such Holder (and only such Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 22 to any state or federal court sitting in The City of New York, Borough of Manhattan in lieu of utilizing the procedures set forth in this Section 22 and (vii) nothing in this Section 22 shall limit such Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in Section 22(a) or Section 22(b)).

23.         Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(a)          “1934 Act” means the Securities Exchange Act of 1934, as amended.

(b)          “Affiliate” as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise. For purposes of this definition, a Person shall be deemed to be “controlled by” a Person if such latter Person possesses, directly or indirectly, power to vote 10% or more of the securities having ordinary voting power for the election of directors of such former Person.

(c)          “Approved Stock Plan” means any benefit or incentive plan which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and options or equivalent Common Stock linked interests may be issued to any employee, officer, director or consultant for services provided to the Company.

(d)          “Base Amount” means, with respect to each Preferred Share, as of the applicable date of determination, the sum of (1) the Stated Value thereof, plus (2) the Unpaid Dividend Amount thereon as of such date of determination.

(e)          “Bloomberg” means Bloomberg, L.P.

(f)          “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(g)          “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the applicable Holder. If the Company and such Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 22. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(h)          “Common Stock” means (i) the Company’s shares of common stock, par value $0.001 per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(i)          “Conversion Price” means, with respect to each Preferred Share, as of any Conversion Date or other applicable date of determination, $0.68, subject to adjustment as provided herein.

(j)           “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(k)          “Eligible Market” means The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the NASDAQ Capital Market, the OTCBB, the OTCQX, the OTCQB or the Principal Market (or any successor thereto).

(l)          “Excluded Securities” means any (i) shares of Common Stock or options to purchase Common Stock issued to directors, officers, employees or consultants of the Company pursuant to any Approved Stock Plan adopted on or following the Initial Issuance Date, provided that (A) all such issuances (taking into account the shares of Common Stock issuable upon exercise of such options) after the Initial Issuance Date pursuant to this clause (i) do not, in the aggregate, exceed more than 15% of the Common Stock issued and outstanding at the time of such issuance and (B) the exercise price of any such options is not lowered after issuance by subsequent amendment thereof, none of such options are amended subsequent to issuance to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are subsequent to issuance otherwise materially changed in any manner that adversely affects any of the Holders; (ii) shares of Common Stock issued upon the conversion or exercise of Convertible Securities or contractual agreements (other than options to purchase Common Stock or other equity incentive awards issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the date hereof, provided that the conversion price of any such Convertible Securities (other than options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered by subsequent amendment, none of such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are subsequently amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Holders; and (iii) the shares of Common Stock issuable upon conversion of the Preferred Shares and Warrants.

(m)          “Fundamental Transaction” “ means that (i) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other Person, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) allow any other Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination), or (5) reorganize, recapitalize or reclassify the Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

(n)           “Holder Pro Rata Amount” means, with respect to any Holder, a fraction (i) the numerator of which is the number of Preferred Shares issued to such Holder pursuant to the Subscription Agreement on the Initial Issuance Date and (ii) the denominator of which is the number of Preferred Shares issued to all Holders pursuant to the Subscription Agreement on the Initial Issuance Date.

(o)          “Liquidation Event” means, whether in a single transaction or series of transactions, the voluntary or involuntary liquidation, dissolution or winding up of the Company or such Subsidiaries the assets of which constitute all or substantially all of the assets of the business of the Company and its Subsidiaries, taken as a whole.

(p)           “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(q)          “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(r)           “Permitted Indebtedness” means Indebtedness described in Schedule 4(o) of the Subscription Agreement as in effect as of the Initial Issuance Date; provided, that the principal amount of such Indebtedness is not increased, the terms of such Indebtedness are not modified to impose more burdensome terms upon the Company or any of its Subsidiaries and the terms of such Indebtedness are not materially changed in any manner that adversely affects any Holder.

(s)          “Permitted Liens” means (i) any Lien for taxes not yet due or delinquent or being contested in good faith by appropriate proceedings for which adequate reserves have been established in accordance with GAAP, (ii) any statutory Lien arising in the ordinary course of business by operation of law with respect to a liability that is not yet due or delinquent, (iii) any Lien created by operation of law, such as materialmen’s liens, mechanics’ liens and other similar liens, arising in the ordinary course of business with respect to a liability that is not yet due or delinquent or that are being contested in good faith by appropriate proceedings, (iv) leases or subleases and licenses and sublicenses granted to others in the ordinary course of the Company’s business, not interfering in any material respect with the business of the Company and its Subsidiaries taken as a whole and (v) Liens in favor of customs and revenue authorities arising as a matter of law to secure payments of custom duties in connection with the importation of goods.

(t)          “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(u)           “Principal Market” means The NASDAQ Capital Market.

(v)          “SEC” means the Securities and Exchange Commission or the successor thereto.

(w)          “Securities” means, collectively, the Preferred Shares and the shares of Common Stock issuable upon conversion of (or otherwise in accordance with) the Preferred Shares.

(x)          “Stated Value” shall mean $0.68 per share, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Initial Issuance Date with respect to the Preferred Shares.

(y)          “Subscription Agreement” means that certain Subscription Agreement by and among the Company and the initial holders of Preferred Shares, dated as of the Subscription Date, as may be amended from time in accordance with the terms thereof.

(z)          “Subscription Date” means the Closing Date (as defined in the Subscription Agreement).

(aa)         “Subsidiaries” shall have the meaning as set forth in the Subscription Agreement.

(bb)         “Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(cc)         “Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Required Holders or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(dd)         “Transaction Documents” shall have the meaning ascribed to it in the Subscription Agreement.

(bb)          “Unpaid Dividend Amount” means, as of the applicable date of determination, with respect to each Preferred Share, all accrued and unpaid Dividends on such Preferred Share.

(ff)          “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(gg)         “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function set to “weighted average” or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and such Holder. If the Company and such Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 22. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

24.         Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Certificate of Designations, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall simultaneously with any such receipt or delivery publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to each Holder contemporaneously with delivery of such notice, and in the absence of any such indication, each Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries. Nothing contained in this Section 24 shall limit any obligations of the Company, or any rights of any Holder, under the Subscription Agreement.
* * * * *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations of 0% Series A Convertible Preferred Stock of Majesco Entertainment Company to be signed by its Chief Executive Officer on this [*]th day of [*], 2016.

MAJESCO ENTERTAINMENT COMPANY

By:
Name:
Title:

EXHIBIT I

MAJESCO ENTERTAINMENT COMPANY
CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of the Series A Convertible Preferred Stock of Majesco Entertainment Company (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series A Convertible Preferred Stock, $0.001 par value per share (the “Preferred Shares”), of Majesco Entertainment Company, a Nevada corporation (the “Company”), indicated below into shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:_________________________________________________________________________

Number of Preferred Shares to be converted:______________________________________________________

Share certificate no(s). of Preferred Shares to be converted:__________________________________________

Tax ID Number (If applicable): ________________________________________________________________

Conversion Price:____________________________________________________________

Number of shares of Common Stock to be issued:__________________________________________________

Please issue the shares of Common Stock into which the Preferred Shares are being converted in the following name and to the following address:

Issue to:___________________________________________

               ___________________________________________

Address: _________________________________________

Telephone Number: ________________________________

Facsimile Number:____________________________________

Holder:_____________________________________________

By:______________________________________

Title:_____________________________________

Dated:____________________________________

Account Number (if electronic book entry transfer):________________________________________________

Transaction Code Number (if electronic book entry transfer):_________________________________________

EXHIBIT II

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs __________________ to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated __________, 2016 from the Company and acknowledged and agreed to by _______________.

MAJESCO ENTERTAINMENT COMPANY

By:
Name:
Title:

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF THE
0% SERIES B CONVERTIBLE PREFERRED STOCK OF
MAJESCO ENTERTAINMENT COMPANY

I, Barry Honig, hereby certify that I am the Chief Executive Officer of Majesco Entertainment Company (the “Company”), a corporation organized and existing under the Nevada Revised Statutes (the “NRS”), and further do hereby certify:

That pursuant to the authority expressly conferred upon the Board of Directors of the Company (the “Board”) by the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), the Board on [___], 2016, adopted the following resolutions creating a series of shares of Preferred Stock designated as 0% Series B Convertible Preferred Stock:

RESOLVED, that the Board designates the 0% Series B Convertible Preferred Stock and the number of shares constituting such series, and fixes the rights, powers, preferences, privileges and restrictions relating to such series in addition to any set forth in the Articles of Incorporation as follows:

TERMS OF SERIES B CONVERTIBLE PREFERRED STOCK

    1.      Designation and Number of Shares. There shall hereby be created and established a series of preferred stock of the Company designated as “0% Series B Convertible Preferred Stock” (the “Preferred Shares”).  The authorized number of Preferred Shares shall be 54,250 shares. Each Preferred Share shall have $0.001 par value (the “Par Value”). Capitalized terms not defined herein shall have the meaning as set forth in Section 23 below.

    2.      Liquidation. Upon the liquidation, dissolution or winding up of the business of the Company, whether voluntary or involuntary, each holder of Preferred Shares shall be entitled to receive, for each share thereof, out of assets of the Company legally available therefor, a preferential amount in cash equal to (and not more than) the Par Value.  All preferential amounts to be paid to the holders of Preferred Shares in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Company to the holders of (i) any other class or series of capital stock whose terms expressly provide that the holders of Preferred Shares should receive preferential payment with respect to such distribution (to the extent of such preference) and (ii) the Common Stock but not before any payment to holders of outstanding shares of the Company’s Series A Preferred Stock.  If upon any such distribution the assets of the Company shall be insufficient to pay the holders of the Preferred Shares (or the holders of any class or series of capital stock ranking on a parity with the  Preferred Shares as to distributions in the event of a liquidation, dissolution or winding up of the Company) the full amounts to which they shall be entitled, such holders shall share ratably in any distribution of assets in accordance with the sums which would be payable on such distribution if all sums payable thereon were paid in full.  Any distribution in connection with the liquidation, dissolution or winding up of the Company, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible.  Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Company.

    3.      Dividends. In addition to Sections 5(a) and 11 below, from and after the first date of issuance of any Preferred Shares (the “Initial Issuance Date”), each holder of a Preferred Share (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive dividends (“Dividends”) when and as declared by the Board, from time to time, in its sole discretion, which Dividends shall be paid by the Company out of funds legally available therefor, payable, subject to the conditions and other terms hereof, in cash as if such Holders had converted the Preferred Shares into Common Stock (without regard to any limitations on conversion) and had held such shares of Common Stock on the record date for such dividends and distributions.  Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

    4.      Conversion. Each Preferred Share shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (as defined below) on the terms and conditions set forth in this Section 4.

(a)          Holder’s Conversion Right. Subject to the provisions of Section 4(e), at any time or times on or after the Initial Issuance Date, each Holder shall be entitled to convert any whole number of Preferred Shares into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 4(c) at the Conversion Rate (as defined below).

(b)          Conversion Rate. The number of validly issued, fully paid and non-assessable shares of Common Stock issuable upon conversion of each Preferred Share pursuant to Section 4(a) shall be determined according to the following formula (the “Conversion Rate”):

Base Amount
Conversion Price

No fractional shares of Common Stock are to be issued upon the conversion of any Preferred Shares. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.

(c)          Mechanics of Conversion. The conversion of each Preferred Share shall be conducted in the following manner:

   (i)           Holder’s Conversion. To convert a Preferred Share into validly issued, fully paid and non-assessable shares of Common Stock on any date (a “Conversion Date”), a Holder shall deliver (whether via facsimile or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion of the share(s) of Preferred Shares subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company. If required by Section 4(c)(vi), within five (5) Trading Days following a conversion of any such Preferred Shares as aforesaid, such Holder shall surrender to a nationally recognized overnight delivery service for delivery to the Company the original certificates representing the share(s) of Preferred Shares (the “Preferred Share Certificates”) so converted as aforesaid.

           (ii)           Company’s Response. On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile an acknowledgment of confirmation, in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the second (2nd) Trading Day following the date of receipt by the Company of such Conversion Notice, the Company shall (1) provided that the Transfer Agent is participating in DTC Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of such Holder or its designee, for the number of shares of Common Stock to which such Holder shall be entitled. If the number of Preferred Shares represented by the Preferred Share Certificate(s) submitted for conversion pursuant to Section 4(c)(vi) is greater than the number of Preferred Shares being converted, then the Company shall if requested by such Holder, as soon as practicable and in no event later than three (3) Trading Days after receipt of the Preferred Share Certificate(s) and at its own expense, issue and deliver to such Holder (or its designee) a new Preferred Share Certificate representing the number of Preferred Shares not converted.

               (iii)           Record Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

               (iv)           Company’s Failure to Timely Convert. If the Company shall fail, for any reason or for no reason, to issue to a Holder within three (3) Trading Days after the Company’s receipt of a Conversion Notice (whether via facsimile or otherwise) (the “Share Delivery Deadline”), a certificate for the number of shares of Common Stock to which such Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit such Holder’s or its designee’s balance account with DTC for such number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion of any Preferred Shares (as the case may be) (a “Conversion Failure”), then, in addition to all other remedies available to such Holder, such Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned (as the case may be) any Preferred Shares that have not been converted pursuant to such Holder’s Conversion Notice, provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to the terms of this Certificate of Designations or otherwise and (y) the Company shall pay in cash to such Holder on each day after such third (3rd) Trading Day that the issuance of such shares of Common Stock is not timely effected an amount equal to 1.5% of the product of (A) the aggregate number of shares of Common Stock not issued to such Holder on a timely basis and to which the Holder is entitled and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date on which the  Company could have issued such shares of Common Stock to the Holder without violating Section 4(c).  In addition to the foregoing, if within three (3) Trading Days after the Company’s receipt of a Conversion Notice (whether via facsimile or otherwise), the Company shall fail to issue and deliver a certificate to such Holder and register such shares of Common Stock on the Company’s share register or credit such Holder’s or its designee’s balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be), and if on or after such third (3rd) Trading Day such Holder (or any other Person in respect, or on behalf, of such Holder) purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, issuable upon such conversion that such Holder so anticipated receiving from the Company, then, in addition to all other remedies available to such Holder, the Company shall, within three (3) Business Days after such Holder’s request and in such Holder’s discretion, either (i) pay cash to such Holder in an amount equal to such Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of such Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate or credit such Holder’s balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to such Holder a certificate or certificates representing such shares of Common Stock or credit such Holder’s balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Conversion Notice and ending on the date of such issuance and payment under this clause

               (v)           Pro Rata Conversion; Disputes. In the event the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares submitted for conversion, the Company shall convert from each Holder electing to have Preferred Shares converted on such date a pro rata amount of such Holder’s Preferred Shares submitted for conversion on such date based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the aggregate number of Preferred Shares submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to a Holder in connection with a conversion of Preferred Shares, the Company shall issue to such Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 22.

               (vi)           Book-Entry. Notwithstanding anything to the contrary set forth in this Section 4, upon conversion of any Preferred Shares in accordance with the terms hereof, no Holder thereof shall be required to physically surrender the certificate representing the Preferred Shares to the Company following conversion thereof unless (A) the full or remaining number of Preferred Shares represented by the certificate are being converted (in which event such certificate(s) shall be delivered to the Company as contemplated by this Section 4(c)(vi)) or (B) such Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of any Preferred Shares. Each Holder and the Company shall maintain records showing the number of Preferred Shares so converted by such Holder and the dates of such conversions or shall use such other method, reasonably satisfactory to such Holder and the Company, so as not to require physical surrender of the certificate representing the Preferred Shares upon each such conversion. In the event of any dispute or discrepancy, such records of such Holder establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof.  Each certificate for Preferred Shares shall bear the following legend:

ANY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE CORPORATION’S CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES B PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 4(c)(vi) THEREOF. THE NUMBER OF SHARES OF SERIES B PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES B PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 4(c)(vi) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES B PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE.

(d)          Taxes. The Company shall pay any and all documentary, stamp, transfer (but only in respect of the registered holder thereof), issuance and other similar taxes that may be payable with respect to the issuance and delivery of shares of Common Stock upon the conversion of Preferred Shares.

(e)           Limitation on Beneficial Ownership.  Notwithstanding anything to the contrary contained in this Certificate of Designations, the Preferred Shares held by a Holder shall not be convertible by such Holder, and the Company shall not effect any conversion of any Preferred Shares held by such Holder, to the extent (but only to the extent) that such Holder or any of its affiliates would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether the Preferred Shares held by such Holder shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by such Holder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by such Holder and its affiliates) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability of a Holder to convert Preferred Shares, or of the Company to issue shares of Common Stock to such Holder, pursuant to this Section 4(e) shall have any effect on the applicability of the provisions of this Section 4(e) with respect to any subsequent determination of convertibility or issuance (as the case may be). For purposes of this Section 4(e), beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder. The provisions of this Section 4(e) shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 4(e) to correct this Section 4(e) (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this Section 4(e) shall apply to a successor holder of Preferred Shares. The holders of Common Stock shall be third party beneficiaries of this Section 4(e) and the Company may not waive this Section 4(e). For any reason at any time, upon the written or oral request of a Holder, the Company shall within two (2) Business Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Certificate of Designations or securities issued pursuant to the Exchange Agreements.  By written notice to the Company, any Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to such Holder sending such notice and not to any other Holder.

    5.               Rights Upon Issuance of Purchase Rights and Other Corporate Events.

(a)          Purchase Rights. In addition to any adjustments pursuant to Section 7 below, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all of the record holders of any class of Common Stock (the “Purchase Rights”), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares) held by such Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that such Holder’s right to participate in any such Purchase Right would result in such Holder exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for such Holder until such time, if ever, as its right thereto would not result in such Holder exceeding the Maximum Percentage).

(b)          Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that each Holder will thereafter have the right to receive upon a conversion of all the Preferred Shares held by such Holder (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which such Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares contained in this Certificate of Designations) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as such Holder would have been entitled to receive had the Preferred Shares held by such Holder initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. The provisions of this Section 5(b) shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations.

6.           Rights Upon Fundamental Transactions.  Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein and therein. In addition to the foregoing, upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to each Holder confirmation that there shall be issued upon conversion of the Preferred Shares at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 5 and 11, which shall continue to be receivable thereafter)) issuable upon the conversion of the Preferred Shares prior to such Fundamental Transaction, such shares of the Successor Entity (including its Parent Entity) or other consideration which each Holder would have been entitled to receive upon the happening of such Fundamental Transaction had all the Preferred Shares held by each Holder been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations), as adjusted in accordance with the provisions of this Certificate of Designations.  The provisions of this Section 6 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of the Preferred Shares.

    7.               Intentionally Omitted.

(a)          Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Sections 5 and 11, if the Company at any time on or after the Initial Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Sections 5 and 11, if the Company at any time on or after the Initial Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7(a) shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7(a) occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

(b)          Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect any Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of such Holder, provided that no such adjustment pursuant to this Section 7(b) will increase the Conversion Price as otherwise determined pursuant to this Section 7, provided further that if such Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Board and such Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.

(c)          Calculations. All calculations under this Section 7 shall be made by rounding to the nearest one-hundred thousandth of a cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

    8.               Authorized Shares.

(a)          Reservation. The Company shall initially reserve out of its authorized and unissued Common Stock a number of shares of Common Stock equal to 100% of the Conversion Rate with respect to the Base Amount of each Preferred Share as of the Initial Issuance Date (assuming for purposes hereof, that all the Preferred Shares issuable pursuant to the Exchange Agreement have been issued, such Preferred Shares are convertible at the Conversion Price and without taking into account any limitations on the conversion of such Preferred Shares set forth in herein) issuable pursuant to the terms of this Certificate of Designations from the Initial Issuance Date through the second anniversary of the Initial Issuance Date assuming (assuming for purposes hereof, that all the Preferred Shares issuable pursuant to the Exchange Agreement have been issued and without taking into account any limitations on the issuance of securities set forth herein). So long as any of the Preferred Shares are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, as of any given date, 100% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Preferred Shares issued or issuable pursuant to the Exchange Agreement assuming for purposes hereof, that all the Preferred Shares issuable pursuant to the Exchange Agreement have been issued and without taking into account any limitations on the issuance of securities set forth herein), provided that at no time shall the number of shares of Common Stock so available be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions contained in this Certificate of Designations) (the “Required Amount”). The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the Holders based on the number of Preferred Shares held by each Holder on the Initial Issuance Date or increase in the number of reserved shares (as the case may be) (the “Authorized Share Allocation”). In the event a Holder shall sell or otherwise transfer any of such Holder’s Preferred Shares, each transferee shall be allocated a pro rata portion of such Holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of Preferred Shares then held by such Holders.

       (i) Insufficient Authorized Shares.  If, notwithstanding Section 8(a) and not in limitation thereof, at any time while any of the Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unissued shares of Common Stock to satisfy its obligation to have available for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Amount (an “Authorized Share Failure”), then the Company shall promptly take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve and have available the Required Amount for all of the Preferred Shares then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders or conduct a consent solicitation for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its commercially reasonable efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board to recommend to the stockholders that they approve such proposal.  Nothing contained in this Section 8 shall limit any obligations of the Company under any provision of the Exchange Agreement.  In the event that the Company is prohibited from issuing shares of Common Stock upon a conversion of any Preferred Share due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to such Holder of such Preferred Shares, the Company shall pay cash in exchange for the cancellation of such Preferred Shares convertible into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the Closing Sale Price on the Trading Day immediately preceding the date such Holder delivers the applicable Conversion Notice with respect to such Authorization Failure Shares to the Company and (ii) to the extent such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of Authorization Failure Shares, any brokerage commissions and other out-of-pocket expenses, if any, of such Holder incurred in connection therewith.

    9.               Voting Rights. Except as otherwise expressly required by law, each holder of Preferred Shares shall be entitled to vote on all matters submitted to shareholders of the Company and shall be entitled to the number of votes for each Preferred Share owned at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, equal to the number of shares of Common Stock such Preferred Shares are convertible into (voting as a class with Common Stock) based on a per share price of $1.40, but not in excess of the conversion limitations set forth in Section 4(e) herein. Except as otherwise required by law, the holders of Preferred Shares shall vote together with the holders of Common Stock on all matters and shall not vote as a separate class.

    10.               Intentionally Omitted.

    11.               Participation. In addition to any adjustments pursuant to Section 7(a), the Holders shall, as holders of Preferred Shares, be entitled to receive such dividends paid and distributions made to the holders of shares of Common Stock to the same extent as if such Holders had converted each Preferred Share held by each of them into shares of Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of shares of Common Stock (provided, however, to the extent that a Holder’s right to participate in any such dividend or distribution would result in such Holder exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such dividend or distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such dividend or distribution to such extent) and such dividend or distribution to such extent shall be held in abeyance for the benefit of such Holder until such time, if ever, as its right thereto would not result in such Holder exceeding the Maximum Percentage).

    12.               Vote to Change the Terms of or Issue Preferred Shares.  In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Articles of Incorporation, without first obtaining the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the holders of at least 60% of the outstanding Preferred Shares (the “Required Holders”), voting together as a single class, the Company shall not: (a) amend or repeal any provision of, or add any provision to, its Articles of Incorporation or bylaws, or file any certificate of designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit, of the Preferred Shares, regardless of whether any such action shall be by means of amendment to the Articles of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of Preferred Shares; (c) issue any Preferred Shares other than pursuant to the Exchange Agreement; or (d) without limiting any provision of Section 16, whether or not prohibited by the terms of the Preferred Shares, circumvent a right of the Preferred Shares.

    13.               Intentionally Omitted.

    14.               Lost or Stolen Certificates.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificates representing Preferred Shares (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of an indemnification undertaking by the applicable Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of the certificate(s), the Company shall execute and deliver new certificate(s) of like tenor and date.

    15.               Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations and any of the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit any Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Certificate of Designations. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Company’s compliance with the terms and conditions of this Certificate of Designations.

    16.               Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designations, and will at all times in good faith carry out all the provisions of this Certificate of Designations and take all action as may be required to protect the rights of the Holders. Without limiting the generality of the foregoing or any other provision of this Certificate of Designations, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any Preferred Shares above the Conversion Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Preferred Shares and (iii) shall, so long as any Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Preferred Shares then outstanding (without regard to any limitations on conversion contained herein).

    17.               Failure or Indulgence Not Waiver.  No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. This Certificate of Designations shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any Person as the drafter hereof.

    18.               Notices. The Company shall provide each Holder of Preferred Shares with prompt written notice of all actions taken pursuant to the terms of this Certificate of Designations, including in reasonable detail a description of such action and the reason therefor. Whenever notice is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice must be in writing and shall be given in accordance with Section 8(e) of the Exchange Agreement. Without limiting the generality of the foregoing, the Company shall give written notice to each Holder (i) promptly following any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to all holders of shares of Common Stock as a class or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided, in each case, that such information shall be made known to the public prior to, or simultaneously with, such notice being provided to any Holder.

    19.               Transfer of Preferred Shares. The Holder may transfer some or all of its Preferred Shares without the consent of the Company.

    20.               Preferred Shares Register.  The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders), a register for the Preferred Shares, in which the Company shall record the name, address and facsimile number of the Persons in whose name the Preferred Shares have been issued, as well as the name and address of each transferee. The Company may treat the Person in whose name any Preferred Shares is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

    21.               Stockholder Matters; Amendment.

(a)          Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the NRS, the Articles of Incorporation, this Certificate of Designations or otherwise with respect to the issuance of Preferred Shares may be effected by written consent of the Company’s stockholders or at a duly called meeting of the Company’s stockholders, all in accordance with the applicable rules and regulations of the NRS and the Company’s the Articles of Incorporation and Bylaws. This provision is intended to comply with the applicable sections of the NRS permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.

(b)          Amendment. This Certificate of Designations or any provision hereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or written consent without a meeting in accordance with the NRS, of the Required Holders, voting separate as a single class, and with such other stockholder approval, if any, as may then be required pursuant to the NRS, and the Company’s Articles of Incorporation and Bylaws.

    22.               Dispute Resolution.

(a)          Disputes Over Closing Bid Price, Closing Sale Price, Conversion Price, VWAP or Fair Market Value.

      (i) In the case of a dispute relating to a Closing Bid Price, a Closing Sale Price, a Conversion Price, a VWAP or fair market value (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or such applicable Holder (as the case may be) shall submit the dispute via facsimile (I) within two (2) Business Days after delivery of the applicable notice giving rise to such dispute to the Company or such Holder (as the case may be) or (II) if no notice gave rise to such dispute, at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Company are unable to resolve such dispute relating to such Closing Bid Price, such Closing Sale Price, such Conversion Price, such VWAP or such fair market value (as the case may be) by 5:00 p.m. (New York time) on the third (3rd) Business Day following such delivery by the Company or such Holder (as the case may be) of such dispute to the Company or such Holder (as the case may be), then such Holder shall select an independent, reputable investment bank to resolve such dispute.

      (ii) Such Holder and the Company shall each deliver to such investment bank (x) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 22(a) and (y) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (x) and (y) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either such Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and such Holder or otherwise requested by such investment bank, neither the Company nor such Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

              (iii) The Company and such Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and such Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b)         Disputes Over Arithmetic Calculation of the Conversion Rate.

                      (i) In the case of a dispute as to the arithmetic calculation of a Conversion Rate, the Company or such Holder (as the case may be) shall submit the disputed arithmetic calculation via facsimile (i) within two (2) Business Days after delivery of the applicable notice giving rise to such dispute to the Company or such Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Company are unable to resolve such disputed arithmetic calculation of such Conversion Rate by 5:00 p.m. (New York time) on the third (3rd) Business Day following such delivery by the Company or such Holder (as the case may be) of such disputed arithmetic calculation, then such Holder shall select an independent, reputable accountant or accounting firm to perform such disputed arithmetic calculation.

                      (ii) Such Holder and the Company shall each deliver to such accountant or accounting firm (as the case may be) (x) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 22(a) and (y) written documentation supporting its position with respect to such disputed arithmetic calculation, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such Holder selected such accountant or accounting firm (as the case may be) (the “Submission Deadline”) (the documents referred to in the immediately preceding clauses (x) and (y) are collectively referred to herein as the “Required Documentation”) (it being understood and agreed that if either such Holder or the Company fails to so deliver all of the Required Documentation by the Submission Deadline, then the party who fails to so submit all of the Required Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such accountant or accounting firm (as the case may be) with respect to such disputed arithmetic calculation and such accountant or accounting firm (as the case may be) shall perform such disputed arithmetic calculation based solely on the Required Documentation that was delivered to such accountant or accounting firm (as the case may be) prior to the Submission Deadline). Unless otherwise agreed to in writing by both the Company and such Holder or otherwise requested by such accountant or accounting firm (as the case may be), neither the Company nor such Holder shall be entitled to deliver or submit any written documentation or other support to such accountant or accounting firm (as the case may be) in connection with such disputed arithmetic calculation of the Conversion Rate (other than the Required Documentation).

      (iii) The Company and such Holder shall cause such accountant or accounting firm (as the case may be) to perform such disputed arithmetic calculation and notify the Company and such Holder of the results no later than ten (10) Business Days immediately following the Submission Deadline. The fees and expenses of such accountant or accounting firm (as the case may be) shall be borne solely by the Company, and such accountant’s or accounting firm’s (as the case may be) arithmetic calculation shall be final and binding upon all parties absent manifest error.

(c)          Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 22 constitutes an agreement to arbitrate between the Company and such Holder (and constitutes an arbitration agreement) under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that each party shall be entitled to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 22, (ii) a dispute relating to a Conversion Price includes, without limitation, disputes as to (1) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, and (2) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security 4, (iii) the terms of this Certificate of Designations and the Exchange Agreement shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Certificate of Designations and the Exchange Agreement, (iv) the terms of this Certificate of Designations and each other applicable Transaction Document shall serve as the basis for the selected accountant’s or accounting firm’s performance of the applicable arithmetic calculation, (v) for clarification purposes and without implication that the contrary would otherwise be true, disputes relating to matters described in Section 22(a)  shall be governed by Section 22(a) and not by Section 22(b), (vi) such Holder (and only such Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 22 to any state or federal court sitting in The City of New York, Borough of Manhattan in lieu of utilizing the procedures set forth in this Section 22 and (vii) nothing in this Section 22 shall limit such Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in Section 22(a) or Section 22(b)).

    23.               Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(a)          “1934 Act” means the Securities Exchange Act of 1934, as amended.

(b)          “Base Amount” means, with respect to each Preferred Share, as of the applicable date of determination, the sum of (1) the Stated Value thereof, plus (2) the Unpaid Dividend Amount thereon as of such date of determination.

(c)          “Bloomberg” means Bloomberg, L.P.

(d)          “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(e)          “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the applicable Holder. If the Company and such Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 22. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(f)           “Common Stock” means (i) the Company’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(g)          “Conversion Price” means, with respect to each Preferred Share, as of any Conversion Date or other applicable date of determination, $1.40, subject to adjustment as provided herein.

(h)          “Conversion Shares” means (i) the shares of Common Stock into which the Preferred Shares are convertible, and (ii) any capital stock into which such Conversion Shares shall have been changed or any share capital resulting from a reclassification of such common stock

(i)           “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(j)           “Eligible Market” means The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the Over-the-Counter Bulletin Board, the OTCQB, the OTCQX or the Principal Market (or any successor thereto).

(k)          " Exchange Agreement” means that certain Exchange Agreement by and among the Company and the initial holders of Preferred Shares, dated as of the Initial Issuance Date, as may be amended from time in accordance with the terms thereof.

(l)           “Fundamental Transaction” means that (i) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other Person unless immediately following the closing of such transaction or series of related transactions the Persons holding more than 50% of the Voting Stock of the Company prior to such closing continue to hold more than 50% of the Voting Stock of the Company following such closing, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) assist any other Person in making a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) excluding any equity financing transaction in which shares of Voting Stock are issued, or (5) reorganize, recapitalize or reclassify the Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

(m)         “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(n)          “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(o)          “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(p)          “Principal Market” means The NASDAQ Capital Market.

(q)          “SEC” means the Securities and Exchange Commission or the successor thereto.

(r)           “Stated Value” shall mean $140.00 per share, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Initial Issuance Date with respect to the Preferred Shares.

(s)          “Subsidiaries” shall have the meaning as set forth in the Exchange Agreement.

(t)           “Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(u)          “Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Required Holders or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(v)          “Unpaid Dividend Amount” means, as of the applicable date of determination, with respect to each Preferred Share, all declared and unpaid Dividends on such Preferred Share.

(w)         “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(x)          “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function set to “weighted average” or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and such Holder. If the Company and such Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 22. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

    24.               Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Certificate of Designations, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall simultaneously with any such receipt or delivery publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to each Holder contemporaneously with delivery of such notice, and in the absence of any such indication, each Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries. Nothing contained in this Section 24 shall limit any obligations of the Company, or any rights of any Holder, under the Exchange Agreement.

*  *  *  *  *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations of Series B Convertible Preferred Stock of Majesco Entertainment Company to be signed by its Chief Executive Officer on this [*]th day of [*], 2016.

By: Name: Title:

EXHIBIT I

MAJESCO ENTERTAINMENT COMPANY
CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of the Series B Convertible Preferred Stock of Majesco Entertainment Company (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series B Convertible Preferred Stock, $0.001 par value per share (the “Preferred Shares”), of Majesco Entertainment Company, a Nevada corporation (the “Company”), indicated below into shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:

Number of Preferred Shares to be converted:

Share certificate no(s). of Preferred Shares to be converted:

Tax ID Number (If applicable):

Conversion Price:_________________________________________________________

Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock into which the Preferred Shares are being converted in the following name and to the following address:

Issue to:

Address: _________________________________________

Telephone Number: ________________________________

Facsimile Number:

Holder:

By:

Title:

Dated:_____________________________

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

EXHIBIT II

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs [                                ] to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated __________, 2016 from the Company and acknowledged and agreed to by [                              ].

MAJESCO ENTERTAINMENT COMPANY

By:
      Name:
      Title:

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF THE

0% SERIES C CONVERTIBLE PREFERRED STOCK OF

MAJESCO ENTERTAINMENT COMPANY

I, Barry Honig, hereby certify that I am the Chief Executive Officer of Majesco Entertainment Company (the “Company”), a corporation organized and existing under the Nevada Revised Statutes (the “NRS”), and further do hereby certify:

That pursuant to the authority expressly conferred upon the Board of Directors of the Company (the “Board”) by the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), the Board on [_____], 2016, adopted the following resolutions creating a series of shares of Preferred Stock designated as 0% Series C Convertible Preferred Stock, none of which shares have been issued:

RESOLVED, that the Board designates the 0% Series C Convertible Preferred Stock and the number of shares constituting such series, and fixes the rights, powers, preferences, privileges and restrictions relating to such series in addition to any set forth in the Articles of Incorporation as follows:

TERMS OF SERIES C CONVERTIBLE PREFERRED STOCK

1.      Designation and Number of Shares. There shall hereby be created and established a series of preferred stock of the Company designated as “0% Series C Convertible Preferred Stock” (the “Preferred Shares”).  The authorized number of Preferred Shares shall be 26,000 shares. Each Preferred Share shall have $0.001 par value (the “Par Value”). Capitalized terms not defined herein shall have the meaning as set forth in Section 23 below.

2.      Liquidation. Upon the liquidation, dissolution or winding up of the business of the Company, whether voluntary or involuntary, each holder of Preferred Shares shall be entitled to receive, for each share thereof, out of assets of the Company legally available therefor, a preferential amount in cash equal to (and not more than) the Par Value.  All preferential amounts to be paid to the holders of Preferred Shares in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Company to the holders of (i) any other class or series of capital stock whose terms expressly provide that the holders of Preferred Shares should receive preferential payment with respect to such distribution (to the extent of such preference) and (ii) the Common Stock but not before any payment to holders of outstanding shares of the Company’s Series A Preferred Stock.  If upon any such distribution the assets of the Company shall be insufficient to pay the holders of the Preferred Shares (or the holders of any class or series of capital stock ranking on a parity with the  Preferred Shares as to distributions in the event of a liquidation, dissolution or winding up of the Company) the full amounts to which they shall be entitled, such holders shall share ratably in any distribution of assets in accordance with the sums which would be payable on such distribution if all sums payable thereon were paid in full.  Any distribution in connection with the liquidation, dissolution or winding up of the Company, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible.  Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Company.

3.      Dividends. In addition to Sections 5(a) and 11 below, from and after the first date of issuance of any Preferred Shares (the “Initial Issuance Date”), each holder of a Preferred Share (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive dividends (“Dividends”) when and as declared by the Board, from time to time, in its sole discretion, which Dividends shall be paid by the Company out of funds legally available therefor, payable, subject to the conditions and other terms hereof, in cash as if such Holders had converted the Preferred Shares into Common Stock (without regard to any limitations on conversion) and had held such shares of Common Stock on the record date for such dividends and distributions.  Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

4.      Conversion. Each Preferred Share shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (as defined below) on the terms and conditions set forth in this Section 4.

(a)           Holder’s Conversion Right. Subject to the provisions of Section 4(e), at any time or times on or after the Initial Issuance Date, each Holder shall be entitled to convert any whole number of Preferred Shares into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 4(c) at the Conversion Rate (as defined below).

(b)           Conversion Rate. The number of validly issued, fully paid and non-assessable shares of Common Stock issuable upon conversion of each Preferred Share pursuant to Section 4(a) shall be determined according to the following formula (the “Conversion Rate”):

Base Amount
Conversion Price

No fractional shares of Common Stock are to be issued upon the conversion of any Preferred Shares. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.

(c)           Mechanics of Conversion. The conversion of each Preferred Share shall be conducted in the following manner:

(i)           Holder’s Conversion. To convert a Preferred Share into validly issued, fully paid and non-assessable shares of Common Stock on any date (a “Conversion Date”), a Holder shall deliver (whether via facsimile or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion of the share(s) of Preferred Shares subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company. If required by Section 4(c)(v), within five (5) Trading Days following a conversion of any such Preferred Shares as aforesaid, such Holder shall surrender to a nationally recognized overnight delivery service for delivery to the Company the original certificates representing the share(s) of Preferred Shares (the “Preferred Share Certificates”) so converted as aforesaid.

(ii)           Company’s Response. On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile an acknowledgment of confirmation, in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the second (2nd) Trading Day following the date of receipt by the Company of such Conversion Notice, the Company shall (1) provided that the Transfer Agent is participating in DTC Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of such Holder or its designee, for the number of shares of Common Stock to which such Holder shall be entitled. If the number of Preferred Shares represented by the Preferred Share Certificate(s) submitted for conversion pursuant to Section 4(c)(v) is greater than the number of Preferred Shares being converted, then the Company shall if requested by such Holder, as soon as practicable and in no event later than three (3) Trading Days after receipt of the Preferred Share Certificate(s) and at its own expense, issue and deliver to such Holder (or its designee) a new Preferred Share Certificate representing the number of Preferred Shares not converted.

(iii)           Record Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(iv)           Company’s Failure to Timely Convert. If the Company shall fail, for any reason or for no reason, to issue to a Holder within three (3) Trading Days after the Company’s receipt of a Conversion Notice (whether via facsimile or otherwise) (the “Share Delivery Deadline”), a certificate for the number of shares of Common Stock to which such Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit such Holder’s or its designee’s balance account with DTC for such number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion of any Preferred Shares (as the case may be) (a “Conversion Failure”), then, in addition to all other remedies available to such Holder, such Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned (as the case may be) any Preferred Shares that have not been converted pursuant to such Holder’s Conversion Notice, provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to the terms of this Certificate of Designations or otherwise and (y) the Company shall pay in cash to such Holder on each day after such third (3rd) Trading Day that the issuance of such shares of Common Stock is not timely effected an amount equal to 1.5% of the product of (A) the aggregate number of shares of Common Stock not issued to such Holder on a timely basis and to which the Holder is entitled and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date on which the  Company could have issued such shares of Common Stock to the Holder without violating Section 4(c).  In addition to the foregoing, if within three (3) Trading Days after the Company’s receipt of a Conversion Notice (whether via facsimile or otherwise), the Company shall fail to issue and deliver a certificate to such Holder and register such shares of Common Stock on the Company’s share register or credit such Holder’s or its designee’s balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be), and if on or after such third (3rd) Trading Day such Holder (or any other Person in respect, or on behalf, of such Holder) purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, issuable upon such conversion that such Holder so anticipated receiving from the Company, then, in addition to all other remedies available to such Holder, the Company shall, within three (3) Business Days after such Holder’s request and in such Holder’s discretion, either (i) pay cash to such Holder in an amount equal to such Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of such Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate or credit such Holder’s balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to such Holder a certificate or certificates representing such shares of Common Stock or credit such Holder’s balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Conversion Notice and ending on the date of such issuance and payment under this clause.

(v)           Pro Rata Conversion; Disputes. In the event the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares submitted for conversion, the Company shall convert from each Holder electing to have Preferred Shares converted on such date a pro rata amount of such Holder’s Preferred Shares submitted for conversion on such date based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the aggregate number of Preferred Shares submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to a Holder in connection with a conversion of Preferred Shares, the Company shall issue to such Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 22.

(vi)           Book-Entry. Notwithstanding anything to the contrary set forth in this Section 4, upon conversion of any Preferred Shares in accordance with the terms hereof, no Holder thereof shall be required to physically surrender the certificate representing the Preferred Shares to the Company following conversion thereof unless (A) the full or remaining number of Preferred Shares represented by the certificate are being converted (in which event such certificate(s) shall be delivered to the Company as contemplated by this Section 4(c)(v)) or (B) such Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of any Preferred Shares. Each Holder and the Company shall maintain records showing the number of Preferred Shares so converted by such Holder and the dates of such conversions or shall use such other method, reasonably satisfactory to such Holder and the Company, so as not to require physical surrender of the certificate representing the Preferred Shares upon each such conversion. In the event of any dispute or discrepancy, such records of such Holder establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof.  Each certificate for Preferred Shares shall bear the following legend:

ANY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE CORPORATION’S CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES C PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 4(c)(v) THEREOF. THE NUMBER OF SHARES OF SERIES C PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES C PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 4(c)(v) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES C PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE.

(d)           Taxes. The Company shall pay any and all documentary, stamp, transfer (but only in respect of the registered holder thereof), issuance and other similar taxes that may be payable with respect to the issuance and delivery of shares of Common Stock upon the conversion of Preferred Shares.

(e)           Limitation on Beneficial Ownership.  Notwithstanding anything to the contrary contained in this Certificate of Designations, the Preferred Shares held by a Holder shall not be convertible by such Holder, and the Company shall not effect any conversion of any Preferred Shares held by such Holder, to the extent (but only to the extent) that such Holder or any of its affiliates would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether the Preferred Shares held by such Holder shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by such Holder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by such Holder and its affiliates) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability of a Holder to convert Preferred Shares, or of the Company to issue shares of Common Stock to such Holder, pursuant to this Section 4(e) shall have any effect on the applicability of the provisions of this Section 4(e) with respect to any subsequent determination of convertibility or issuance (as the case may be). For purposes of this Section 4(e), beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder. The provisions of this Section 4(e) shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 4(e) to correct this Section 4(e) (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this Section 4(e) shall apply to a successor holder of Preferred Shares. The holders of Common Stock shall be third party beneficiaries of this Section 4(e) and the Company may not waive this Section 4(e). For any reason at any time, upon the written or oral request of a Holder, the Company shall within two (2) Business Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Certificate of Designations or securities issued pursuant to the Exchange Agreements.  By written notice to the Company, any Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to such Holder sending such notice and not to any other Holder.

                5.               Rights Upon Issuance of Purchase Rights and Other Corporate Events.

(a)           Purchase Rights. In addition to any adjustments pursuant to Section 7 below, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all of the record holders of any class of Common Stock (the “Purchase Rights”), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares) held by such Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that such Holder’s right to participate in any such Purchase Right would result in such Holder exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for such Holder until such time, if ever, as its right thereto would not result in such Holder exceeding the Maximum Percentage).

(b)           Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that each Holder will thereafter have the right to receive upon a conversion of all the Preferred Shares held by such Holder (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which such Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares contained in this Certificate of Designations) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as such Holder would have been entitled to receive had the Preferred Shares held by such Holder initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. The provisions of this Section 5(b) shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations.

6.     Rights Upon Fundamental Transactions.  Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein and therein. In addition to the foregoing, upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to each Holder confirmation that there shall be issued upon conversion of the Preferred Shares at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 5 and 11, which shall continue to be receivable thereafter)) issuable upon the conversion of the Preferred Shares prior to such Fundamental Transaction, such shares of the Successor Entity (including its Parent Entity) or other consideration which each Holder would have been entitled to receive upon the happening of such Fundamental Transaction had all the Preferred Shares held by each Holder been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations), as adjusted in accordance with the provisions of this Certificate of Designations.  The provisions of this Section 6 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of the Preferred Shares.

                7.               Rights Upon Issuance of Other Securities.

(a)           Adjustment of Conversion Price upon Issuance of Common Stock.  If and whenever for a period beginning on the Initial Issuance Date and ending on the date that the Holder no longer holds any Securities (as defined in the Subscription Agreement), the Company issues or sells, or in accordance with this Section 7(a) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excepted Issuance (as defined in the Subscription Agreement) issued or sold or deemed to have been issued or sold) for a consideration per share (the “New Issuance Price”) less than a price equal to the Conversion Price in effect immediately prior to such issuance or sale or deemed issuance or sale (such Conversion Price then in effect is referred to as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then, immediately after such Dilutive Issuance the Conversion Price then in effect shall be reduced to the New Issuance Price.  For all purposes of the foregoing (including, without limitation, determining the adjusted Conversion Price and the New Issuance Price under this Section 7(a)), the following shall be applicable:

(i)           Issuance of Options.  If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(a)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

(ii)           Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For purposes of this Section 7(a)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 7(a), except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

(iii)           Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section 7(a)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Initial Issuance Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 7(a) shall be made if such adjustment would result in an increase of the Conversion Price then in effect above what it was prior to the original adjustment prior before giving effect to any such increase or decrease.

(iv)           Calculation of Consideration Received. If any Option or Convertible Security is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (including, without limitation, any other Option or Convertible Security), together comprising one integrated transaction, (x) such Option or Convertible Security (as applicable) will be deemed to have been issued for consideration equal to the fair market value thereof as determined in good faith by the Company’s Board of Directors and (y) the other securities issued or sold or deemed to have been issued or sold in such integrated transaction shall be deemed to have been issued for consideration equal to the difference of (I) the aggregate consideration received by the Company minus (II) the aggregate fair market value of all such Options and/or Convertible Securities (as applicable) so issued. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the holders of at least 60% of the outstanding Preferred Shares including the Lead Investor (as defined in the Subscription Agreement)  (the “Required Holders”). If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Required Holders. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

(v)           Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

(b)           Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Sections 5 and 11, if the Company at any time on or after the Initial Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Sections 5 and 11, if the Company at any time on or after the Initial Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7(b) shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7(b) occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

(c)           Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect any Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of such Holder, provided that no such adjustment pursuant to this Section 7(c) will increase the Conversion Price as otherwise determined pursuant to this Section 7, provided further that if such Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Board and such Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company. Notwithstanding Section 7(a), Section 7(b) or this Section 7(c), or anything else contained herein to the contrary, the Conversion Price shall never be adjusted below $0.86, unless and until such time as the Company shall receive shareholder approval to allow for a lower Conversion Price.

(d)           Calculations. All calculations under this Section 7 shall be made by rounding to the nearest one-hundred thousandth of a cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

                8.               Authorized Shares.

(a)           Reservation. The Company shall initially reserve out of its authorized and unissued Common Stock a number of shares of Common Stock equal to 125% of the Conversion Rate with respect to the Base Amount of each Preferred Share as of the Initial Issuance Date (assuming for purposes hereof, that all the Preferred Shares issuable pursuant to the Subscription Agreement have been issued, such Preferred Shares are convertible at the Conversion Price and without taking into account any limitations on the conversion of such Preferred Shares set forth in herein) issuable pursuant to the terms of this Certificate of Designations from the Initial Issuance Date through the second anniversary of the Initial Issuance Date assuming (assuming for purposes hereof, that all the Preferred Shares issuable pursuant to the Subscription Agreement have been issued and without taking into account any limitations on the issuance of securities set forth herein). So long as any of the Preferred Shares are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, as of any given date, 125% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Preferred Shares issued or issuable pursuant to the Subscription Agreement assuming for purposes hereof, that all the Preferred Shares issuable pursuant to the Subscription Agreement have been issued and without taking into account any limitations on the issuance of securities set forth herein), provided that at no time shall the number of shares of Common Stock so available be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions contained in this Certificate of Designations) (the “Required Amount”). The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the Holders based on the number of Preferred Shares held by each Holder on the Initial Issuance Date or increase in the number of reserved shares (as the case may be) (the “Authorized Share Allocation”). In the event a Holder shall sell or otherwise transfer any of such Holder’s Preferred Shares, each transferee shall be allocated a pro rata portion of such Holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of Preferred Shares then held by such Holders.

(i) Insufficient Authorized Shares.  If, notwithstanding Section 8(a) and not in limitation thereof, at any time while any of the Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unissued shares of Common Stock to satisfy its obligation to have available for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Amount (an “Authorized Share Failure”), then the Company shall promptly take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve and have available the Required Amount for all of the Preferred Shares then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders or conduct a consent solicitation for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its commercially reasonable efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board to recommend to the stockholders that they approve such proposal.  Nothing contained in this Section 8 shall limit any obligations of the Company under any provision of the Subscription Agreement.  In the event that the Company is prohibited from issuing shares of Common Stock upon a conversion of any Preferred Share due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to such Holder of such Preferred Shares, the Company shall pay cash in exchange for the cancellation of such Preferred Shares convertible into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the Closing Sale Price on the Trading Day immediately preceding the date such Holder delivers the applicable Conversion Notice with respect to such Authorization Failure Shares to the Company and (ii) to the extent such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of Authorization Failure Shares, any brokerage commissions and other out-of-pocket expenses, if any, of such Holder incurred in connection therewith.  Notwithstanding any contained herein to the contrary, the liquidated damages provisions set forth herein shall be subject to a maximum liability per Holder of 6% of such Holder’s Purchase Price (as defined in the Subscription Agreement).

                9.               Voting Rights. Except as otherwise expressly required by law, each holder of Preferred Shares shall be entitled to vote on all matters submitted to shareholders of the Company and shall be entitled to the number of votes for each Preferred Share owned at the record date for the determination of shareholders entitled to vote on such matter or, if no such record date is established, at the date such vote is taken or any written consent of shareholders is solicited, equal to the number of shares of Common Stock such Preferred Shares are convertible into (voting as a class with Common Stock) based on a per share price of $1.30, representing the consolidated closing bid price of the Common Stock on The NASDAQ Stock Market LLC on the date prior to the execution of the Subscription Agreement, but not in excess of the conversion limitations set forth in Section 4(e) herein. Except as otherwise required by law, the holders of Preferred Shares shall vote together with the holders of Common Stock on all matters and shall not vote as a separate class.

               10.               Intentionally Omitted.

              11.               Participation. In addition to any adjustments pursuant to Section 7(b), the Holders shall, as holders of Preferred Shares, be entitled to receive such dividends paid and distributions made to the holders of shares of Common Stock to the same extent as if such Holders had converted each Preferred Share held by each of them into shares of Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of shares of Common Stock (provided, however, to the extent that a Holder’s right to participate in any such dividend or distribution would result in such Holder exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such dividend or distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such dividend or distribution to such extent) and such dividend or distribution to such extent shall be held in abeyance for the benefit of such Holder until such time, if ever, as its right thereto would not result in such Holder exceeding the Maximum Percentage).

              12.               Vote to Change the Terms of or Issue Preferred Shares.  In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Articles of Incorporation, without first obtaining the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the Required Holders, voting together as a single class, the Company shall not: (a) amend or repeal any provision of, or add any provision to, its Articles of Incorporation or bylaws, or file any certificate of designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit, of the Preferred Shares, regardless of whether any such action shall be by means of amendment to the Articles of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of Preferred Shares; (c) issue any Preferred Shares other than pursuant to the Subscription Agreement; or (d) without limiting any provision of Section 16, whether or not prohibited by the terms of the Preferred Shares, circumvent a right of the Preferred Shares.

               13.               Intentionally Omitted.

               14.               Lost or Stolen Certificates.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificates representing Preferred Shares (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of an indemnification undertaking by the applicable Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of the certificate(s), the Company shall execute and deliver new certificate(s) of like tenor and date.

              15.               Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations and any of the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit any Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Certificate of Designations. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Company’s compliance with the terms and conditions of this Certificate of Designations.

               16.               Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designations, and will at all times in good faith carry out all the provisions of this Certificate of Designations and take all action as may be required to protect the rights of the Holders. Without limiting the generality of the foregoing or any other provision of this Certificate of Designations, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any Preferred Shares above the Conversion Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Preferred Shares and (iii) shall, so long as any Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Preferred Shares then outstanding (without regard to any limitations on conversion contained herein).

               17.               Failure or Indulgence Not Waiver.  No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. This Certificate of Designations shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any Person as the drafter hereof.

               18.               Notices. The Company shall provide each Holder of Preferred Shares with prompt written notice of all actions taken pursuant to the terms of this Certificate of Designations, including in reasonable detail a description of such action and the reason therefor. Whenever notice is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice must be in writing and shall be given in accordance with Section 9(e) of the Subscription Agreement. Without limiting the generality of the foregoing, the Company shall give written notice to each Holder (i) promptly following any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to all holders of shares of Common Stock as a class or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided, in each case, that such information shall be made known to the public prior to, or simultaneously with, such notice being provided to any Holder.

               19.               Transfer of Preferred Shares. The Holder may transfer some or all of its Preferred Shares without the consent of the Company.

               20.               Preferred Shares Register.  The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders), a register for the Preferred Shares, in which the Company shall record the name, address and facsimile number of the Persons in whose name the Preferred Shares have been issued, as well as the name and address of each transferee. The Company may treat the Person in whose name any Preferred Shares is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

               21.               Stockholder Matters; Amendment.

(a)           Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the DGCL, the Articles of Incorporation, this Certificate of Designations or otherwise with respect to the issuance of Preferred Shares may be effected by written consent of the Company’s stockholders or at a duly called meeting of the Company’s stockholders, all in accordance with the applicable rules and regulations of the DGCL and the Company’s Articles of Incorporation and Bylaws. This provision is intended to comply with the applicable sections of the DGCL permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.

(b)           Amendment. This Certificate of Designations or any provision hereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or written consent without a meeting in accordance with the NRS, of the Required Holders, voting separate as a single class, and with such other stockholder approval, if any, as may then be required pursuant to the DGCL and the Company’s Articles of Incorporation and Bylaws.

               22.               Dispute Resolution.

(a)      Disputes Over Closing Bid Price, Closing Sale Price, Conversion Price, VWAP or Fair Market Value.

(i) In the case of a dispute relating to a Closing Bid Price, a Closing Sale Price, a Conversion Price, a VWAP or fair market value (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or such applicable Holder (as the case may be) shall submit the dispute via facsimile (I) within two (2) Business Days after delivery of the applicable notice giving rise to such dispute to the Company or such Holder (as the case may be) or (II) if no notice gave rise to such dispute, at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Company are unable to resolve such dispute relating to such Closing Bid Price, such Closing Sale Price, such Conversion Price, such VWAP or such fair market value (as the case may be) by 5:00 p.m. (New York time) on the third (3rd) Business Day following such delivery by the Company or such Holder (as the case may be) of such dispute to the Company or such Holder (as the case may be), then such Holder shall select an independent, reputable investment bank to resolve such dispute.

(ii) Such Holder and the Company shall each deliver to such investment bank (x) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 22(a) and (y) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (x) and (y) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either such Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and such Holder or otherwise requested by such investment bank, neither the Company nor such Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii) The Company and such Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and such Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

(b)      Disputes Over Arithmetic Calculation of the Conversion Rate.

(i) In the case of a dispute as to the arithmetic calculation of a Conversion Rate, the Company or such Holder (as the case may be) shall submit the disputed arithmetic calculation via facsimile (i) within two (2) Business Days after delivery of the applicable notice giving rise to such dispute to the Company or such Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Company are unable to resolve such disputed arithmetic calculation of such Conversion Rate by 5:00 p.m. (New York time) on the third (3rd) Business Day following such delivery by the Company or such Holder (as the case may be) of such disputed arithmetic calculation, then such Holder shall select an independent, reputable accountant or accounting firm to perform such disputed arithmetic calculation.

(ii) Such Holder and the Company shall each deliver to such accountant or accounting firm (as the case may be) (x) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 22(a) and (y) written documentation supporting its position with respect to such disputed arithmetic calculation, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such Holder selected such accountant or accounting firm (as the case may be) (the “Submission Deadline”) (the documents referred to in the immediately preceding clauses (x) and (y) are collectively referred to herein as the “Required Documentation”) (it being understood and agreed that if either such Holder or the Company fails to so deliver all of the Required Documentation by the Submission Deadline, then the party who fails to so submit all of the Required Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such accountant or accounting firm (as the case may be) with respect to such disputed arithmetic calculation and such accountant or accounting firm (as the case may be) shall perform such disputed arithmetic calculation based solely on the Required Documentation that was delivered to such accountant or accounting firm (as the case may be) prior to the Submission Deadline). Unless otherwise agreed to in writing by both the Company and such Holder or otherwise requested by such accountant or accounting firm (as the case may be), neither the Company nor such Holder shall be entitled to deliver or submit any written documentation or other support to such accountant or accounting firm (as the case may be) in connection with such disputed arithmetic calculation of the Conversion Rate (other than the Required Documentation).

(iii) The Company and such Holder shall cause such accountant or accounting firm (as the case may be) to perform such disputed arithmetic calculation and notify the Company and such Holder of the results no later than ten (10) Business Days immediately following the Submission Deadline. The fees and expenses of such accountant or accounting firm (as the case may be) shall be borne solely by the Company, and such accountant’s or accounting firm’s (as the case may be) arithmetic calculation shall be final and binding upon all parties absent manifest error.

(c)      Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 22 constitutes an agreement to arbitrate between the Company and such Holder (and constitutes an arbitration agreement) under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that each party shall be entitled to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 22, (ii) a dispute relating to a Conversion Price includes, without limitation, disputes as to (1) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 7(a), (2) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, (3) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale of an Excepted Issuance, (4) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security and (5) whether a Dilutive Issuance occurred, (iii) the terms of this Certificate of Designations and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Certificate of Designations and any other applicable Transaction Documents, (iv) the terms of this Certificate of Designations and each other applicable Transaction Document shall serve as the basis for the selected accountant’s or accounting firm’s performance of the applicable arithmetic calculation, (v) for clarification purposes and without implication that the contrary would otherwise be true, disputes relating to matters described in Section 22(a)  shall be governed by Section 22(a) and not by Section 22(b), (vi) such Holder (and only such Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 22 to any state or federal court sitting in The City of New York, Borough of Manhattan in lieu of utilizing the procedures set forth in this Section 22 and (vii) nothing in this Section 22 shall limit such Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in Section 22(a) or Section 22(b)).

               23.               Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(a)           “1934 Act” means the Securities Exchange Act of 1934, as amended.

(b)            “Base Amount” means, with respect to each Preferred Share, as of the applicable date of determination, the sum of (1) the Stated Value thereof, plus (2) the Unpaid Dividend Amount thereon as of such date of determination.

(c)           “Bloomberg” means Bloomberg, L.P.

(d)           “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(e)           “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the applicable Holder. If the Company and such Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 22. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(f)           “Common Stock” means (i) the Company’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(g)           “Conversion Price” means, with respect to each Preferred Share, as of any Conversion Date or other applicable date of determination, $1.20, subject to adjustment as provided herein.

(h)           “Conversion Shares” means (i) the shares of Common Stock into which the Preferred Shares are convertible, and (ii) any capital stock into which such Conversion Shares shall have been changed or any share capital resulting from a reclassification of such common stock

(i)            “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(j)           “Eligible Market” means The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the Over-the-Counter Bulletin Board, the OTCQB, the OTCQX or the Principal Market (or any successor thereto).

(k)            “Fundamental Transaction” means that (i) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other Person unless immediately following the closing of such transaction or series of related transactions the Persons holding more than 50% of the Voting Stock of the Company prior to such closing continue to hold more than 50% of the Voting Stock of the Company following such closing, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) assist any other Person in making a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) excluding any equity financing transaction in which shares of Voting Stock are issued, or (5) reorganize, recapitalize or reclassify the Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

(l)           “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(m)           “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(n)            “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(o)            “Principal Market” means The NASDAQ Capital Market.

(p)            “SEC” means the Securities and Exchange Commission or the successor thereto.

(q)           “Stated Value” shall mean $120.00 per share, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Initial Issuance Date with respect to the Preferred Shares.

(r)           “Subscription Agreement” means that certain subscription agreement by and among the Company and the initial holders of Preferred Shares, dated as of the Initial Issuance Date, as may be amended from time in accordance with the terms thereof.

(s)            “Subsidiaries” shall have the meaning as set forth in the Subscription Agreement.

(t)           “Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(u)           “Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Required Holders or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(v)           “Transaction Documents” means the Subscription Agreement, this Certificate of Designations, the Warrant, the Registration Rights Agreement, the Escrow Agreement (as such terms are defined and described in the Subscription Agreement) and each of the other agreements and instruments entered into or delivered by the Company or any of the Holders in connection with the transactions contemplated by the Subscription Agreement, all as may be amended from time to time in accordance with the terms thereof.

(w)            “Unpaid Dividend Amount” means, as of the applicable date of determination, with respect to each Preferred Share, all declared and unpaid Dividends on such Preferred Share.

(x)            “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(y)           “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function set to “weighted average” or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and such Holder. If the Company and such Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 22. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

24.               Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Certificate of Designations, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall simultaneously with any such receipt or delivery publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to each Holder contemporaneously with delivery of such notice, and in the absence of any such indication, each Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries. Nothing contained in this Section 24 shall limit any obligations of the Company, or any rights of any Holder, under the Subscription Agreement.

*  *  *  *  *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations of Series C Convertible Preferred Stock of Majesco Entertainment Company to be signed by its Chief Executive Officer on this [*]th day of [*], 2016.

By: Name: Title:

EXHIBIT I

MAJESCO ENTERTAINMENT COMPANY
CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of the Series C Convertible Preferred Stock of Majesco Entertainment Company (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock, $0.001 par value per share (the “Preferred Shares”), of Majesco Entertainment Company, a Nevada corporation (the “Company”), indicated below into shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:_________________________________________________________

Number of Preferred Shares to be converted:_________________________________________________________

Share certificate no(s). of Preferred Shares to be converted:_________________________________________________________

Tax ID Number (If applicable:_________________________________________________________

Conversion Price:_________________________________________________________

Number of shares of Common Stock to be issued:_________________________________________________________

Please issue the shares of Common Stock into which the Preferred Shares are being converted in the following name and to the following address:

Issue to:_________________________________________________________

               _________________________________________________________

Address: _________________________________________

Telephone Number: ________________________________

Facsimile Number:  ________________________________

Holder: ________________________________

By: ________________________________

Title:  ________________________________

Dated:_____________________________

Account Number (if electronic book entry transfer):_____________________________

Transaction Code Number (if electronic book entry transfer):_____________________________

EXHIBIT II

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs [                                ] to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated __________, 2015 from the Company and acknowledged and agreed to by [                              ].

MAJESCO ENTERTAINMENT COMPANY

By:_____________________________
      Name:
      Title:

CERTIFICATE OF DESIGNATIONS, PREFERENCES AND RIGHTS OF THE

0% SERIES D CONVERTIBLE PREFERRED STOCK OF

MAJESCO ENTERTAINMENT COMPANY

I, John Stetson, hereby certify that I am the Chief Financial Officer of Majesco Entertainment Company (the “Company”), a corporation organized and existing under the Nevada Revised Statutes (the “NRS”), and further do hereby certify:

That pursuant to the authority expressly conferred upon the Board of Directors of the Company (the “Board”) by the Company’s Articles of Incorporation, as amended (the “Articles of Incorporation”), the Board on [________], adopted the following resolutions creating a series of shares of Preferred Stock designated as 0% Series D Convertible Preferred Stock, none of which shares have been issued:

RESOLVED, that the Board designates the 0% Series D Convertible Preferred Stock and the number of shares constituting such series, and fixes the rights, powers, preferences, privileges and restrictions relating to such series in addition to any set forth in the Articles of Incorporation as follows:

TERMS OF SERIES D CONVERTIBLE PREFERRED STOCK

1.      Designation and Number of Shares. There shall hereby be created and established a series of preferred stock of the Company designated as “0% Series D Convertible Preferred Stock” (the “Preferred Shares”).  The authorized number of Preferred Shares shall be 170,000 shares. Each Preferred Share shall have $0.001 par value (the “Par Value”). Capitalized terms not defined herein shall have the meaning as set forth in Section 23 below.

2.      Liquidation. Upon the liquidation, dissolution or winding up of the business of the Company, whether voluntary or involuntary, each holder of Preferred Shares shall be entitled to receive, for each share thereof, out of assets of the Company legally available therefor, a preferential amount in cash equal to (and not more than) the Par Value.  All preferential amounts to be paid to the holders of Preferred Shares in connection with such liquidation, dissolution or winding up shall be paid before the payment or setting apart for payment of any amount for, or the distribution of any assets of the Company to the holders of (i) any other class or series of capital stock whose terms expressly provide that the holders of Preferred Shares should receive preferential payment with respect to such distribution (to the extent of such preference) and (ii) the Common Stock but not before any payment to holders of outstanding shares of the Company’s Series A Preferred Stock or Series B Preferred Stock or Series C Preferred Stock.  If upon any such distribution the assets of the Company shall be insufficient to pay the holders of the Preferred Shares (or the holders of any class or series of capital stock ranking on a parity with the  Preferred Shares as to distributions in the event of a liquidation, dissolution or winding up of the Company) the full amounts to which they shall be entitled, such holders shall share ratably in any distribution of assets in accordance with the sums which would be payable on such distribution if all sums payable thereon were paid in full.  Any distribution in connection with the liquidation, dissolution or winding up of the Company, or any bankruptcy or insolvency proceeding, shall be made in cash to the extent possible.  Whenever any such distribution shall be paid in property other than cash, the value of such distribution shall be the fair market value of such property as determined in good faith by the Board of Directors of the Company.

3.      Dividends. In addition to Sections 5(a) and 11 below, from and after the first date of issuance of any Preferred Shares (the “Initial Issuance Date”), each holder of a Preferred Share (each, a “Holder” and collectively, the “Holders”) shall be entitled to receive dividends (“Dividends”) when and as declared by the Board, from time to time, in its sole discretion, which Dividends shall be paid by the Company out of funds legally available therefor, payable, subject to the conditions and other terms hereof, in cash as if such Holders had converted the Preferred Shares into Common Stock (without regard to any limitations on conversion) and had held such shares of Common Stock on the record date for such dividends and distributions.  Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of Common Stock.

4.      Conversion. Each Preferred Share shall be convertible into validly issued, fully paid and non-assessable shares of Common Stock (as defined below) on the terms and conditions set forth in this Section 4.

(a)                       Holder’s Conversion Right. Subject to the provisions of Section 4(e), at any time or times on or after the Initial Issuance Date, each Holder shall be entitled to convert any whole number of Preferred Shares into validly issued, fully paid and non-assessable shares of Common Stock in accordance with Section 4(c) at the Conversion Rate (as defined below).

(b)                       Conversion Rate. The number of validly issued, fully paid and non-assessable shares of Common Stock issuable upon conversion of each Preferred Share pursuant to Section 4(a) shall be determined according to the following formula (the “Conversion Rate”):
Base Amount
Conversion Price

No fractional shares of Common Stock are to be issued upon the conversion of any Preferred Shares. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share.

(c)                       Mechanics of Conversion. The conversion of each Preferred Share shall be conducted in the following manner:

(i)           Holder’s Conversion. To convert a Preferred Share into validly issued, fully paid and non-assessable shares of Common Stock on any date (a “Conversion Date”), a Holder shall deliver (whether via facsimile or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion of the share(s) of Preferred Shares subject to such conversion in the form attached hereto as Exhibit I (the “Conversion Notice”) to the Company. If required by Section 4(c)(vi), within five (5) Trading Days following a conversion of any such Preferred Shares as aforesaid, such Holder shall surrender to a nationally recognized overnight delivery service for delivery to the Company the original certificates representing the share(s) of Preferred Shares (the “Preferred Share Certificates”) so converted as aforesaid.

(ii)           Company’s Response. On or before the first (1st) Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile an acknowledgment of confirmation, in the form attached hereto as Exhibit II, of receipt of such Conversion Notice to such Holder and the Transfer Agent, which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the second (2nd) Trading Day following the date of receipt by the Company of such Conversion Notice, the Company shall (1) provided that the Transfer Agent is participating in DTC Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which such Holder shall be entitled to such Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system, or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to the address as specified in such Conversion Notice, a certificate, registered in the name of such Holder or its designee, for the number of shares of Common Stock to which such Holder shall be entitled. If the number of Preferred Shares represented by the Preferred Share Certificate(s) submitted for conversion pursuant to Section 4(c)(vi) is greater than the number of Preferred Shares being converted, then the Company shall if requested by such Holder, as soon as practicable and in no event later than three (3) Trading Days after receipt of the Preferred Share Certificate(s) and at its own expense, issue and deliver to such Holder (or its designee) a new Preferred Share Certificate representing the number of Preferred Shares not converted.

 (iii)           Record Holder. The Person or Persons entitled to receive the shares of Common Stock issuable upon a conversion of Preferred Shares shall be treated for all purposes as the record holder or holders of such shares of Common Stock on the Conversion Date.

(iv)           Company’s Failure to Timely Convert. If the Company shall fail, for any reason or for no reason, to issue to a Holder within three (3) Trading Days after the Company’s receipt of a Conversion Notice (whether via facsimile or otherwise) (the “Share Delivery Deadline”), a certificate for the number of shares of Common Stock to which such Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit such Holder’s or its designee’s balance account with DTC for such number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion of any Preferred Shares (as the case may be) (a “Conversion Failure”), then, in addition to all other remedies available to such Holder, such Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned (as the case may be) any Preferred Shares that have not been converted pursuant to such Holder’s Conversion Notice, provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to the terms of this Certificate of Designations or otherwise and (y) the Company shall pay in cash to such Holder on each day after such third (3rd) Trading Day that the issuance of such shares of Common Stock is not timely effected an amount equal to 1.5% of the product of (A) the aggregate number of shares of Common Stock not issued to such Holder on a timely basis and to which the Holder is entitled and (B) the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the last possible date on which the  Company could have issued such shares of Common Stock to the Holder without violating Section 4(c).  In addition to the foregoing, if within three (3) Trading Days after the Company’s receipt of a Conversion Notice (whether via facsimile or otherwise), the Company shall fail to issue and deliver a certificate to such Holder and register such shares of Common Stock on the Company’s share register or credit such Holder’s or its designee’s balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be), and if on or after such third (3rd) Trading Day such Holder (or any other Person in respect, or on behalf, of such Holder) purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, issuable upon such conversion that such Holder so anticipated receiving from the Company, then, in addition to all other remedies available to such Holder, the Company shall, within three (3) Business Days after such Holder’s request and in such Holder’s discretion, either (i) pay cash to such Holder in an amount equal to such Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of such Holder) (the “Buy-In Price”), at which point the Company’s obligation to so issue and deliver such certificate or credit such Holder’s balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to so issue and deliver to such Holder a certificate or certificates representing such shares of Common Stock or credit such Holder’s balance account with DTC for the number of shares of Common Stock to which such Holder is entitled upon such Holder’s conversion hereunder (as the case may be) and pay cash to such Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock multiplied by (B) the lowest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date of the applicable Conversion Notice and ending on the date of such issuance and payment under this clause

 (v)           Pro Rata Conversion; Disputes. In the event the Company receives a Conversion Notice from more than one Holder for the same Conversion Date and the Company can convert some, but not all, of such Preferred Shares submitted for conversion, the Company shall convert from each Holder electing to have Preferred Shares converted on such date a pro rata amount of such Holder’s Preferred Shares submitted for conversion on such date based on the number of Preferred Shares submitted for conversion on such date by such Holder relative to the aggregate number of Preferred Shares submitted for conversion on such date. In the event of a dispute as to the number of shares of Common Stock issuable to a Holder in connection with a conversion of Preferred Shares, the Company shall issue to such Holder the number of shares of Common Stock not in dispute and resolve such dispute in accordance with Section 22.

(vi)           Book-Entry. Notwithstanding anything to the contrary set forth in this Section 4, upon conversion of any Preferred Shares in accordance with the terms hereof, no Holder thereof shall be required to physically surrender the certificate representing the Preferred Shares to the Company following conversion thereof unless (A) the full or remaining number of Preferred Shares represented by the certificate are being converted (in which event such certificate(s) shall be delivered to the Company as contemplated by this Section 4(c)(vi)) or (B) such Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of Preferred Shares upon physical surrender of any Preferred Shares. Each Holder and the Company shall maintain records showing the number of Preferred Shares so converted by such Holder and the dates of such conversions or shall use such other method, reasonably satisfactory to such Holder and the Company, so as not to require physical surrender of the certificate representing the Preferred Shares upon each such conversion. In the event of any dispute or discrepancy, such records of such Holder establishing the number of Preferred Shares to which the record holder is entitled shall be controlling and determinative in the absence of manifest error. A Holder and any transferee or assignee, by acceptance of a certificate, acknowledge and agree that, by reason of the provisions of this paragraph, following conversion of any Preferred Shares, the number of Preferred Shares represented by such certificate may be less than the number of Preferred Shares stated on the face thereof.  Each certificate for Preferred Shares shall bear the following legend:

ANY TRANSFEREE OR ASSIGNEE OF THIS CERTIFICATE SHOULD CAREFULLY REVIEW THE TERMS OF THE CORPORATION’S CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES D PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE, INCLUDING SECTION 4(c)(vi) THEREOF. THE NUMBER OF SHARES OF SERIES D PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE MAY BE LESS THAN THE NUMBER OF SHARES OF SERIES D PREFERRED STOCK STATED ON THE FACE HEREOF PURSUANT TO SECTION 4(c)(vi) OF THE CERTIFICATE OF DESIGNATIONS RELATING TO THE SHARES OF SERIES D PREFERRED STOCK REPRESENTED BY THIS CERTIFICATE.

(d)                       Taxes. The Company shall pay any and all documentary, stamp, transfer (but only in respect of the registered holder thereof), issuance and other similar taxes that may be payable with respect to the issuance and delivery of shares of Common Stock upon the conversion of Preferred Shares.

 (e)                       Limitation on Beneficial Ownership.  Notwithstanding anything to the contrary contained in this Certificate of Designations, the Preferred Shares held by a Holder shall not be convertible by such Holder, and the Company shall not effect any conversion of any Preferred Shares held by such Holder, to the extent (but only to the extent) that such Holder or any of its affiliates would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether the Preferred Shares held by such Holder shall be convertible (vis-à-vis other convertible, exercisable or exchangeable securities owned by such Holder or any of its affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by such Holder and its affiliates) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission to the Company for conversion, exercise or exchange (as the case may be). No prior inability of a Holder to convert Preferred Shares, or of the Company to issue shares of Common Stock to such Holder, pursuant to this Section 4(e) shall have any effect on the applicability of the provisions of this Section 4(e) with respect to any subsequent determination of convertibility or issuance (as the case may be). For purposes of this Section 4(e), beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder. The provisions of this Section 4(e) shall be implemented in a manner otherwise than in strict conformity with the terms of this Section 4(e) to correct this Section 4(e) (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. The limitations contained in this Section 4(e) shall apply to a successor holder of Preferred Shares. The holders of Common Stock shall be third party beneficiaries of this Section 4(e) and the Company may not waive this Section 4(e). For any reason at any time, upon the written or oral request of a Holder, the Company shall within two (2) Business Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion or exercise of convertible or exercisable securities into Common Stock, including, without limitation, pursuant to this Certificate of Designations or securities issued pursuant to the Exchange Agreements.  By written notice to the Company, any Holder may increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% specified in such notice; provided that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to such Holder sending such notice and not to any other Holder.

                5.               Rights Upon Issuance of Purchase Rights and Other Corporate Events.

(a)                       Purchase Rights. In addition to any adjustments pursuant to Section 7 below, if at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to all of the record holders of any class of Common Stock (the “Purchase Rights”), then each Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such Holder could have acquired if such Holder had held the number of shares of Common Stock acquirable upon complete conversion of all the Preferred Shares (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares) held by such Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that such Holder’s right to participate in any such Purchase Right would result in such Holder exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for such Holder until such time, if ever, as its right thereto would not result in such Holder exceeding the Maximum Percentage).

 (b)                       Other Corporate Events. In addition to and not in substitution for any other rights hereunder, prior to the consummation of any Fundamental Transaction pursuant to which holders of shares of Common Stock are entitled to receive securities or other assets with respect to or in exchange for shares of Common Stock (a “Corporate Event”), the Company shall make appropriate provision to insure that each Holder will thereafter have the right to receive upon a conversion of all the Preferred Shares held by such Holder (i) in addition to the shares of Common Stock receivable upon such conversion, such securities or other assets to which such Holder would have been entitled with respect to such shares of Common Stock had such shares of Common Stock been held by such Holder upon the consummation of such Corporate Event (without taking into account any limitations or restrictions on the convertibility of the Preferred Shares contained in this Certificate of Designations) or (ii) in lieu of the shares of Common Stock otherwise receivable upon such conversion, such securities or other assets received by the holders of shares of Common Stock in connection with the consummation of such Corporate Event in such amounts as such Holder would have been entitled to receive had the Preferred Shares held by such Holder initially been issued with conversion rights for the form of such consideration (as opposed to shares of Common Stock) at a conversion rate for such consideration commensurate with the Conversion Rate. The provisions of this Section 5(b) shall apply similarly and equally to successive Corporate Events and shall be applied without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations.

                           6.     Rights Upon Fundamental Transactions.  Upon the occurrence of any Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designations and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Certificate of Designations and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein and therein. In addition to the foregoing, upon consummation of a Fundamental Transaction, the Successor Entity shall deliver to each Holder confirmation that there shall be issued upon conversion of the Preferred Shares at any time after the consummation of such Fundamental Transaction, in lieu of the shares of Common Stock (or other securities, cash, assets or other property (except such items still issuable under Sections 5 and 11, which shall continue to be receivable thereafter)) issuable upon the conversion of the Preferred Shares prior to such Fundamental Transaction, such shares of the Successor Entity (including its Parent Entity) or other consideration which each Holder would have been entitled to receive upon the happening of such Fundamental Transaction had all the Preferred Shares held by each Holder been converted immediately prior to such Fundamental Transaction (without regard to any limitations on the conversion of the Preferred Shares contained in this Certificate of Designations), as adjusted in accordance with the provisions of this Certificate of Designations.  The provisions of this Section 6 shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the conversion of the Preferred Shares.

                7.               Adjustments to Conversion Price.

(a)           Adjustment of Conversion Price upon Subdivision or Combination of Common Stock. Without limiting any provision of Sections 5 and 11, if the Company at any time on or after the Initial Issuance Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision will be proportionately reduced. Without limiting any provision of Sections 5 and 11, if the Company at any time on or after the Initial Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination will be proportionately increased. Any adjustment pursuant to this Section 7(a) shall become effective immediately after the effective date of such subdivision or combination. If any event requiring an adjustment under this Section 7(a) occurs during the period that a Conversion Price is calculated hereunder, then the calculation of such Conversion Price shall be adjusted appropriately to reflect such event.

(b)           Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect any Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 7 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board shall in good faith determine and implement an appropriate adjustment in the Conversion Price so as to protect the rights of such Holder, provided that no such adjustment pursuant to this Section 7(b) will increase the Conversion Price as otherwise determined pursuant to this Section 7, provided further that if such Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Board and such Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding and whose fees and expenses shall be borne by the Company.

(c)           Calculations. All calculations under this Section 7 shall be made by rounding to the nearest one-hundred thousandth of a cent or the nearest 1/100th of a share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company, and the disposition of any such shares shall be considered an issue or sale of Common Stock.

               8.               Authorized Shares.

(a)                       Reservation. The Company shall initially reserve out of its authorized and unissued Common Stock a number of shares of Common Stock equal to 100% of the Conversion Rate with respect to the Base Amount of each Preferred Share as of the Initial Issuance Date (assuming for purposes hereof, that all the Preferred Shares issuable pursuant to the Exchange Agreement have been issued, such Preferred Shares are convertible at the Conversion Price and without taking into account any limitations on the conversion of such Preferred Shares set forth in herein) issuable pursuant to the terms of this Certificate of Designations from the Initial Issuance Date through the second anniversary of the Initial Issuance Date assuming (assuming for purposes hereof, that all the Preferred Shares issuable pursuant to the Exchange Agreement have been issued and without taking into account any limitations on the issuance of securities set forth herein). So long as any of the Preferred Shares are outstanding, the Company shall take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, as of any given date, 100% of the number of shares of Common Stock as shall from time to time be necessary to effect the conversion of all of the Preferred Shares issued or issuable pursuant to the Exchange Agreement assuming for purposes hereof, that all the Preferred Shares issuable pursuant to the Exchange Agreement have been issued and without taking into account any limitations on the issuance of securities set forth herein), provided that at no time shall the number of shares of Common Stock so available be less than the number of shares required to be reserved by the previous sentence (without regard to any limitations on conversions contained in this Certificate of Designations) (the “Required Amount”). The initial number of shares of Common Stock reserved for conversions of the Preferred Shares and each increase in the number of shares so reserved shall be allocated pro rata among the Holders based on the number of Preferred Shares held by each Holder on the Initial Issuance Date or increase in the number of reserved shares (as the case may be) (the “Authorized Share Allocation”). In the event a Holder shall sell or otherwise transfer any of such Holder’s Preferred Shares, each transferee shall be allocated a pro rata portion of such Holder’s Authorized Share Allocation. Any shares of Common Stock reserved and allocated to any Person which ceases to hold any Preferred Shares shall be allocated to the remaining Holders of Preferred Shares, pro rata based on the number of Preferred Shares then held by such Holders.

(i) Insufficient Authorized Shares.  If, notwithstanding Section 8(a) and not in limitation thereof, at any time while any of the Preferred Shares remain outstanding the Company does not have a sufficient number of authorized and unissued shares of Common Stock to satisfy its obligation to have available for issuance upon conversion of the Preferred Shares at least a number of shares of Common Stock equal to the Required Amount (an “Authorized Share Failure”), then the Company shall promptly take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve and have available the Required Amount for all of the Preferred Shares then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than sixty (60) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders or conduct a consent solicitation for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its commercially reasonable efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its Board to recommend to the stockholders that they approve such proposal.  Nothing contained in this Section 8 shall limit any obligations of the Company under any provision of the Exchange Agreement.  In the event that the Company is prohibited from issuing shares of Common Stock upon a conversion of any Preferred Share due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to such Holder of such Preferred Shares, the Company shall pay cash in exchange for the cancellation of such Preferred Shares convertible into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the Closing Sale Price on the Trading Day immediately preceding the date such Holder delivers the applicable Conversion Notice with respect to such Authorization Failure Shares to the Company and (ii) to the extent such Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such Holder of Authorization Failure Shares, any brokerage commissions and other out-of-pocket expenses, if any, of such Holder incurred in connection therewith.

                   9.      Voting Rights. Except as otherwise expressly required by law or specifically provided for herein, the holders of Preferred Shares shall not have the right to vote on any matter affecting the Corporation or upon which a vote of the holders of the Corporation’s Common Stock is required.

               10.               Intentionally Omitted.

              11.               Participation. In addition to any adjustments pursuant to Section 7(a), the Holders shall, as holders of Preferred Shares, be entitled to receive such dividends paid and distributions made to the holders of shares of Common Stock to the same extent as if such Holders had converted each Preferred Share held by each of them into shares of Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and distributions. Payments under the preceding sentence shall be made concurrently with the dividend or distribution to the holders of shares of Common Stock (provided, however, to the extent that a Holder’s right to participate in any such dividend or distribution would result in such Holder exceeding the Maximum Percentage, then such Holder shall not be entitled to participate in such dividend or distribution to such extent (or the beneficial ownership of any such shares of Common Stock as a result of such dividend or distribution to such extent) and such dividend or distribution to such extent shall be held in abeyance for the benefit of such Holder until such time, if ever, as its right thereto would not result in such Holder exceeding the Maximum Percentage).

             12.               Vote to Change the Terms of or Issue Preferred Shares.  In addition to any other rights provided by law, except where the vote or written consent of the holders of a greater number of shares is required by law or by another provision of the Articles of Incorporation, without first obtaining the affirmative vote at a meeting duly called for such purpose or the written consent without a meeting of the holders of at least 60% of the outstanding Preferred Shares (the “Required Holders”), voting together as a single class, the Company shall not: (a) amend or repeal any provision of, or add any provision to, its Articles of Incorporation or bylaws, or file any certificate of designations or articles of amendment of any series of shares of preferred stock, if such action would adversely alter or change in any respect the preferences, rights, privileges or powers, or restrictions provided for the benefit, of the Preferred Shares, regardless of whether any such action shall be by means of amendment to the Articles of Incorporation or by merger, consolidation or otherwise; (b) increase or decrease (other than by conversion) the authorized number of Preferred Shares; (c) issue any Preferred Shares other than pursuant to the Exchange Agreement; or (d) without limiting any provision of Section 16, whether or not prohibited by the terms of the Preferred Shares, circumvent a right of the Preferred Shares.

              13.               Intentionally Omitted.

              14.               Lost or Stolen Certificates.  Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any certificates representing Preferred Shares (as to which a written certification and the indemnification contemplated below shall suffice as such evidence), and, in the case of loss, theft or destruction, of an indemnification undertaking by the applicable Holder to the Company in customary and reasonable form and, in the case of mutilation, upon surrender and cancellation of the certificate(s), the Company shall execute and deliver new certificate(s) of like tenor and date.

             15.               Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief.  The remedies provided in this Certificate of Designations shall be cumulative and in addition to all other remedies available under this Certificate of Designations and any of the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief), and no remedy contained herein shall be deemed a waiver of compliance with the provisions giving rise to such remedy. Nothing herein shall limit any Holder’s right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Certificate of Designations. The Company covenants to each Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, conversion and the like (and the computation thereof) shall be the amounts to be received by a Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holders and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, each Holder shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to a Holder that is requested by such Holder to enable such Holder to confirm the Company’s compliance with the terms and conditions of this Certificate of Designations.

             16.               Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its Articles of Incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Certificate of Designations, and will at all times in good faith carry out all the provisions of this Certificate of Designations and take all action as may be required to protect the rights of the Holders. Without limiting the generality of the foregoing or any other provision of this Certificate of Designations, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon the conversion of any Preferred Shares above the Conversion Price then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon the conversion of Preferred Shares and (iii) shall, so long as any Preferred Shares are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Preferred Shares then outstanding (without regard to any limitations on conversion contained herein).

             17.               Failure or Indulgence Not Waiver.  No failure or delay on the part of a Holder in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party. This Certificate of Designations shall be deemed to be jointly drafted by the Company and all Holders and shall not be construed against any Person as the drafter hereof.

              18.               Notices. The Company shall provide each Holder of Preferred Shares with prompt written notice of all actions taken pursuant to the terms of this Certificate of Designations, including in reasonable detail a description of such action and the reason therefor. Whenever notice is required to be given under this Certificate of Designations, unless otherwise provided herein, such notice must be in writing and shall be given in accordance with Section 8(e) of the Exchange Agreement. Without limiting the generality of the foregoing, the Company shall give written notice to each Holder (i) promptly following any adjustment of the Conversion Price, setting forth in reasonable detail, and certifying, the calculation of such adjustment and (ii) at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any grant, issuances, or sales of any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property to all holders of shares of Common Stock as a class or (C) for determining rights to vote with respect to any Fundamental Transaction, dissolution or liquidation, provided, in each case, that such information shall be made known to the public prior to, or simultaneously with, such notice being provided to any Holder.

              19.               Transfer of Preferred Shares. The Holder may transfer some or all of its Preferred Shares without the consent of the Company.

              20.               Preferred Shares Register.  The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the Holders), a register for the Preferred Shares, in which the Company shall record the name, address and facsimile number of the Persons in whose name the Preferred Shares have been issued, as well as the name and address of each transferee. The Company may treat the Person in whose name any Preferred Shares is registered on the register as the owner and holder thereof for all purposes, notwithstanding any notice to the contrary, but in all events recognizing any properly made transfers.

              21.               Stockholder Matters; Amendment.

(a)           Stockholder Matters. Any stockholder action, approval or consent required, desired or otherwise sought by the Company pursuant to the NRS and the Company’s Articles of Incorporation and Bylaws, this Certificate of Designations or otherwise with respect to the issuance of Preferred Shares may be effected by written consent of the Company’s stockholders or at a duly called meeting of the Company’s stockholders, all in accordance with the applicable rules and regulations of the NRS. This provision is intended to comply with the applicable sections of the NRS permitting stockholder action, approval and consent affected by written consent in lieu of a meeting.

(b)           Amendment. This Certificate of Designations or any provision hereof may be amended by obtaining the affirmative vote at a meeting duly called for such purpose, or written consent without a meeting in accordance with the NRS, of the Required Holders, voting separate as a single class, and with such other stockholder approval, if any, as may then be required pursuant to the NRS and the Articles of Incorporation.

             22.               Dispute Resolution.

(a)      Disputes Over Closing Bid Price, Closing Sale Price, Conversion Price, VWAP or Fair Market Value.

(i) In the case of a dispute relating to a Closing Bid Price, a Closing Sale Price, a Conversion Price, a VWAP or fair market value (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or such applicable Holder (as the case may be) shall submit the dispute via facsimile (I) within two (2) Business Days after delivery of the applicable notice giving rise to such dispute to the Company or such Holder (as the case may be) or (II) if no notice gave rise to such dispute, at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Company are unable to resolve such dispute relating to such Closing Bid Price, such Closing Sale Price, such Conversion Price, such VWAP or such fair market value (as the case may be) by 5:00 p.m. (New York time) on the third (3rd) Business Day following such delivery by the Company or such Holder (as the case may be) of such dispute to the Company or such Holder (as the case may be), then such Holder shall select an independent, reputable investment bank to resolve such dispute.

(ii) Such Holder and the Company shall each deliver to such investment bank (x) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 22(a) and (y) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (x) and (y) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either such Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and such Holder or otherwise requested by such investment bank, neither the Company nor such Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii) The Company and such Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and such Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne solely by the Company, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

 (b)      Disputes Over Arithmetic Calculation of the Conversion Rate.

(i) In the case of a dispute as to the arithmetic calculation of a Conversion Rate, the Company or such Holder (as the case may be) shall submit the disputed arithmetic calculation via facsimile (i) within two (2) Business Days after delivery of the applicable notice giving rise to such dispute to the Company or such Holder (as the case may be) or (ii) if no notice gave rise to such dispute, at any time after such Holder learned of the circumstances giving rise to such dispute. If such Holder and the Company are unable to resolve such disputed arithmetic calculation of such Conversion Rate by 5:00 p.m. (New York time) on the third (3rd) Business Day following such delivery by the Company or such Holder (as the case may be) of such disputed arithmetic calculation, then such Holder shall select an independent, reputable accountant or accounting firm to perform such disputed arithmetic calculation.

(ii) Such Holder and the Company shall each deliver to such accountant or accounting firm (as the case may be) (x) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 22(a) and (y) written documentation supporting its position with respect to such disputed arithmetic calculation, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Business Day immediately following the date on which such Holder selected such accountant or accounting firm (as the case may be) (the “Submission Deadline”) (the documents referred to in the immediately preceding clauses (x) and (y) are collectively referred to herein as the “Required Documentation”) (it being understood and agreed that if either such Holder or the Company fails to so deliver all of the Required Documentation by the Submission Deadline, then the party who fails to so submit all of the Required Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such accountant or accounting firm (as the case may be) with respect to such disputed arithmetic calculation and such accountant or accounting firm (as the case may be) shall perform such disputed arithmetic calculation based solely on the Required Documentation that was delivered to such accountant or accounting firm (as the case may be) prior to the Submission Deadline). Unless otherwise agreed to in writing by both the Company and such Holder or otherwise requested by such accountant or accounting firm (as the case may be), neither the Company nor such Holder shall be entitled to deliver or submit any written documentation or other support to such accountant or accounting firm (as the case may be) in connection with such disputed arithmetic calculation of the Conversion Rate (other than the Required Documentation).

(iii) The Company and such Holder shall cause such accountant or accounting firm (as the case may be) to perform such disputed arithmetic calculation and notify the Company and such Holder of the results no later than ten (10) Business Days immediately following the Submission Deadline. The fees and expenses of such accountant or accounting firm (as the case may be) shall be borne solely by the Company, and such accountant’s or accounting firm’s (as the case may be) arithmetic calculation shall be final and binding upon all parties absent manifest error.

 (c)      Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 22 constitutes an agreement to arbitrate between the Company and such Holder (and constitutes an arbitration agreement) under § 7501, et seq. of the New York Civil Practice Law and Rules (“CPLR”) and that each party shall be entitled to compel arbitration pursuant to CPLR § 7503(a) in order to compel compliance with this Section 22, (ii) a dispute relating to a Conversion Price includes, without limitation, disputes as to (1) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, and (2) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security 4, (iii) the terms of this Certificate of Designations and the Exchange Agreement shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Certificate of Designations and the Exchange Agreement, (iv) the terms of this Certificate of Designations and each other applicable Transaction Document shall serve as the basis for the selected accountant’s or accounting firm’s performance of the applicable arithmetic calculation, (v) for clarification purposes and without implication that the contrary would otherwise be true, disputes relating to matters described in Section 22(a)  shall be governed by Section 22(a) and not by Section 22(b), (vi) such Holder (and only such Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 22 to any state or federal court sitting in The City of New York, Borough of Manhattan in lieu of utilizing the procedures set forth in this Section 22 and (vii) nothing in this Section 22 shall limit such Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in Section 22(a) or Section 22(b)).

             23.               Certain Defined Terms. For purposes of this Certificate of Designations, the following terms shall have the following meanings:

(a)                       “1934 Act” means the Securities Exchange Act of 1934, as amended.

(b)                        “Base Amount” means, with respect to each Preferred Share, as of the applicable date of determination, the sum of (1) the Stated Value thereof, plus (2) the Unpaid Dividend Amount thereon as of such date of determination.

(c)                       “Bloomberg” means Bloomberg, L.P.

(d)                       “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(e)                       “Closing Bid Price” and “Closing Sale Price” means, for any security as of any date, the last closing bid price and last closing trade price, respectively, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing bid price or the closing trade price (as the case may be) then the last bid price or last trade price, respectively, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last closing bid price or last trade price, respectively, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last closing bid price or last trade price, respectively, of such security in the over-the-counter market on the electronic bulletin board for such security as reported by Bloomberg, or, if no closing bid price or last trade price, respectively, is reported for such security by Bloomberg, the average of the bid prices, or the ask prices, respectively, of any market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the Closing Bid Price or the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Bid Price or the Closing Sale Price (as the case may be) of such security on such date shall be the fair market value as mutually determined by the Company and the applicable Holder. If the Company and such Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 22. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

(f)                       “Common Stock” means (i) the Company’s shares of common stock, $0.001 par value per share, and (ii) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(g)                       “Conversion Price” means, with respect to each Preferred Share, as of any Conversion Date or other applicable date of determination, $100.00, subject to adjustment as provided herein.

(h)                       “Conversion Shares” means (i) the shares of Common Stock into which the Preferred Shares are convertible, and (ii) any capital stock into which such Conversion Shares shall have been changed or any share capital resulting from a reclassification of such common stock

(i)                        “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

(j)                       “Eligible Market” means The New York Stock Exchange, the NYSE MKT, the Nasdaq Global Select Market, the Nasdaq Global Market, the Over-the-Counter Bulletin Board, the OTCQB, the OTCQX or the Principal Market (or any successor thereto).

(k)                       Exchange Agreement” means that certain Exchange Agreement by and among the Company and the initial holders of Preferred Shares, dated as of the Initial Issuance Date, as may be amended from time in accordance with the terms thereof.

(l)                        “Fundamental Transaction” means that (i) the Company or any of its Subsidiaries shall, directly or indirectly, in one or more related transactions, (1) consolidate or merge with or into (whether or not the Company or any of its Subsidiaries is the surviving corporation) any other Person unless immediately following the closing of such transaction or series of related transactions the Persons holding more than 50% of the Voting Stock of the Company prior to such closing continue to hold more than 50% of the Voting Stock of the Company following such closing, or (2) sell, lease, license, assign, transfer, convey or otherwise dispose of all or substantially all of its respective properties or assets to any other Person, or (3) assist any other Person in making a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (4) consummate a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with any other Person whereby such other Person acquires more than 50% of the outstanding shares of Voting Stock of the Company (not including any shares of Voting Stock of the Company held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) excluding any equity financing transaction in which shares of Voting Stock are issued, or (5) reorganize, recapitalize or reclassify the Common Stock, or (ii) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act and the rules and regulations promulgated thereunder) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 50% of the aggregate ordinary voting power represented by issued and outstanding Voting Stock of the Company.

(m)                       “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

(n)                       “Parent Entity” of a Person means an entity that, directly or indirectly, controls the applicable Person and whose common stock or equivalent equity security is quoted or listed on an Eligible Market, or, if there is more than one such Person or Parent Entity, the Person or Parent Entity with the largest public market capitalization as of the date of consummation of the Fundamental Transaction.

(o)                        “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity or a government or any department or agency thereof.

(p)                        “Principal Market” means The NASDAQ Capital Market.

(q)                        “SEC” means the Securities and Exchange Commission or the successor thereto.

(r)                       “Stated Value” shall mean $1,000.00 per share, subject to adjustment for stock splits, stock dividends, recapitalizations, reorganizations, reclassifications, combinations, subdivisions or other similar events occurring after the Initial Issuance Date with respect to the Preferred Shares.

(s)                       “Subsidiaries” shall have the meaning as set forth in the Exchange Agreement.

(t)                       “Successor Entity” means the Person (or, if so elected by the Required Holders, the Parent Entity) formed by, resulting from or surviving any Fundamental Transaction or the Person (or, if so elected by the Required Holders, the Parent Entity) with which such Fundamental Transaction shall have been entered into.

(u)                       “Trading Day” means, as applicable, (x) with respect to all price determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Required Holders or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which The New York Stock Exchange (or any successor thereto) is open for trading of securities.

(v)                       “Unpaid Dividend Amount” means, as of the applicable date of determination, with respect to each Preferred Share, all declared and unpaid Dividends on such Preferred Share.

(w)                        “Voting Stock” of a Person means capital stock of such Person of the class or classes pursuant to which the holders thereof have the general voting power to elect, or the general power to appoint, at least a majority of the board of directors, managers, trustees or other similar governing body of such Person (irrespective of whether or not at the time capital stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

(x)                       “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “HP” function set to “weighted average” or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and such Holder. If the Company and such Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 22. All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination or other similar transaction during such period.

             24.               Disclosure. Upon receipt or delivery by the Company of any notice in accordance with the terms of this Certificate of Designations, unless the Company has in good faith determined that the matters relating to such notice do not constitute material, non-public information relating to the Company or any of its Subsidiaries, the Company shall simultaneously with any such receipt or delivery publicly disclose such material, non-public information on a Current Report on Form 8-K or otherwise. In the event that the Company believes that a notice contains material, non-public information relating to the Company or any of its Subsidiaries, the Company so shall indicate to each Holder contemporaneously with delivery of such notice, and in the absence of any such indication, each Holder shall be allowed to presume that all matters relating to such notice do not constitute material, non-public information relating to the Company or its Subsidiaries. Nothing contained in this Section 24 shall limit any obligations of the Company, or any rights of any Holder, under the Exchange Agreement.

*  *  *  *  *

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designations of Series D Convertible Preferred Stock of Majesco Entertainment Company to be signed by its Chief Financial Officer on this [*]th day of [*], 2016.

By: ____________________ Name: Title:

EXHIBIT I

MAJESCO ENTERTAINMENT COMPANY
CONVERSION NOTICE

Reference is made to the Certificate of Designations, Preferences and Rights of the Series D Convertible Preferred Stock of Majesco Entertainment Company (the “Certificate of Designations”). In accordance with and pursuant to the Certificate of Designations, the undersigned hereby elects to convert the number of shares of Series D Convertible Preferred Stock, $0.001 par value per share (the “Preferred Shares”), of Majesco Entertainment Company, a Nevada corporation (the “Company”), indicated below into shares of common stock, $0.001 par value per share (the “Common Stock”), of the Company, as of the date specified below.

Date of Conversion:

Number of Preferred Shares to be converted:

Share certificate no(s). of Preferred Shares to be converted:

Tax ID Number (If applicable):

Conversion Price:_________________________________________________________

Number of shares of Common Stock to be issued:

Please issue the shares of Common Stock into which the Preferred Shares are being converted in the following name and to the following address:

Issue to:

Address: ________________________________________

Telephone Number: ________________________________

Facsimile Number:

Holder:

By:

Title:

Dated:_____________________________

Account Number (if electronic book entry transfer):

Transaction Code Number (if electronic book entry transfer):

EXHIBIT II

ACKNOWLEDGMENT

The Company hereby acknowledges this Conversion Notice and hereby directs [                                ] to issue the above indicated number of shares of Common Stock in accordance with the Irrevocable Transfer Agent Instructions dated __________, 2016 from the Company and acknowledged and agreed to by [                              ].

MAJESCO ENTERTAINMENT COMPANY By: ______________________________ Name: Title:

APPENDIX C

BY-LAWS OF

MAJESCO ENTERTAINMENT COMPANY

(a Nevada Corporation)

Adopted as of April, 2016

ARTICLE I OFFICES

1.	Registered Office. The registered office of Majesco Entertainment Company (the “Corporation”) in the State of Nevada shall be in such location as the directors determine in the State of Nevada.

2.
Other Offices. The Corporation shall also have and maintain an office or principal place of business at such place as may be fixed by the Board of Directors, and may also have offices at such other places, both within and without the State of Nevada as the Board of Directors may from time to time determine or the business of the Corporation may require.

ARTICLE II CORPORATE SEAL

Corporate Seal. The corporate seal shall consist of a die bearing the name of the Corporation and the inscription, “Corporate Seal-Nevada.” Said seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

ARTICLE III SHARES OF STOCK

1.	Certificates Representing Stock; Uncertificated Shares.

a.
Form and Execution of Certificates. Certificates for the shares of stock of the Corporation shall be in such form as is consistent with the Articles of Incorporation and applicable law.  Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman of the Board of Directors, the President or any Vice President and by the Chief Financial Officer, Treasurer, Assistant Treasurer, Secretary or Assistant Secretary, certifying the number of shares owned by him in the Corporation. Any or all of the signatures on the certificate may be facsimiles. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued with the same effect as if he were such officer, transfer agent, or registrar at the date of issue. Subject to any conditions imposed by the Nevada Revised Statutes, the Board of Directors of the Corporation may provide by resolution or resolutions that some or all of any or all classes or series of the stock of the Corporation shall be uncertificated shares.

b.
Legends and Restrictions. Each certificate shall state upon the face or back thereof, in full or in summary, all of the powers, designations, preferences, and rights, and the  limitations or restrictions of the shares authorized to be issued or shall, except as otherwise required by law, set forth on the face or back a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Within a reasonable time after the issuance or transfer of uncertificated stock, the Corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to this section or otherwise required by law or with respect to this section a statement that the Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Except as otherwise expressly provided by law, the rights and obligations of the holders of certificates representing stock of the same class and series shall be identical.

c.
Lost, Stolen or Destroyed Certificates. A new certificate or certificates shall be issued in place of any certificate or certificates theretofore issued by the Corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen, or destroyed. The Corporation may require, as a condition precedent to the issuance of a new certificate or certificates, the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require or to give the Corporation a surety bond in such form and amount as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen, or destroyed.

2.	Fractional Share Interests. The Corporation may, but shall not be required to, issue fractions of a share.

3.	Stock Transfers.

a.
Transfers of Record. Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by attorney duly  authorized, and upon the surrender of a properly endorsed certificate or certificates for a like number of shares.

b.
Restriction on Transfer by Contract. The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by the Nevada Revised Statutes.

c.
Restriction on Transfer of Unregistered Shares. If the Corporation issues  any shares which are not registered under the Securities Act of 1933, as amended and registered or qualified under any applicable state securities laws, the Corporation may restrict transfer of the shares and may place an appropriate legend on the certificates representing the shares restricting transfer and requiring an opinion of counsel acceptable to the Corporation before transmitting any transfer regarding compliance with applicable securities laws.

4.
Registered Stockholders. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and shall not be bound to recognize any equitable or other claim to or interest in such  share or shares on the part of any other person whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

ARTICLE IV STOCKHOLDERS’ MEETINGS

1.
Place of Meeting. Meetings of the stockholders of the Corporation shall be held at such place, either within or without the State of Nevada, as may be designated from time to time by the Board of Directors, or, if not so designated, then at the office of the Corporation required to be maintained pursuant to Article I, Section 1.

2.	Annual Meeting.

a.
Time and Place of Annual Meeting. The annual meeting of the stockholders of the Corporation, for the purpose of election of directors and for such other business as may lawfully come before it, shall be held on such date and at such time as may be designated from time to time by the Board of Directors.

b.	Advance Notice of Business Before a Meeting.

i.
General. At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be:

1.	specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof);

2.	otherwise properly brought before the meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof); or

3.
otherwise properly brought before the meeting by a stockholder of the Corporation who (1) is a stockholder of record at the time of giving notice provided for in this Article IV, Section 2 on the record date for the meeting, and at the time of the meeting, (2) is entitled to vote at the meeting, and (3) complies with the notice procedures set forth in this Article IV, Section 2.

ii.
Timing of Notice by a Stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than forty-five (45) or more than seventy five (75) days prior to the first anniversary of the date on which the Corporation first mailed its proxy materials for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than thirty (30) days before or more than thirty (30) days after the anniversary date of the preceding year's annual meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the ninetieth (90) day prior to such annual meeting and not later than the close of business on the later of the sixtieth (60th) day prior to such annual meeting or the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation.

iii.
Content of Stockholder Associated Person’s Notice. As to a stockholder giving notice, or beneficial owner, if any, on whose behalf the proposal is made (such stockholder or such beneficial owner, a “Stockholder Associated Person”), to be in proper form, a Stockholder Associated Person’s notice to the Secretary must  set forth as to each matter the Stockholder Associated Person proposes to bring before the annual meeting:

1.
a brief description of the business desired to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any material interest in such business of any Stockholder Associated Person;

2.	the name and address, as they appear on the Corporation’s books, of the Stockholder Associated Person proposing such business;

3.
as to the Stockholder Associated Person, and including any interests described below held by any member of such Stockholder Associated Person’s immediate family sharing the same household, as of the date of such Stockholder Associated Person’s notice (which information shall be confirmed or updated, if necessary, by such Stockholder Associated Person not later than ten (10) days after the record date for the meeting to disclose such ownership as of the record date): (1) the class or series and number of shares of capital stock of the Corporation which are, directly  or indirectly, beneficially owned and owned of record by such Stockholder Associated Person; (2) the class or series, if any, and  number of options, warrants, convertible securities, stock appreciation rights or similar rights with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares or other securities of the Corporation, or any derivative or synthetic arrangement having the characteristics of a long position in any class or series of shares of the Corporation, or any contract, derivative, swap or other transaction or series of transactions designed to produce economic benefits and risks that correspond substantially to the ownership of any class or series of shares of the Corporation, including due to the fact that the value of such contract, derivative, swap or other transaction or series of transactions is determined by reference to the price, value or volatility of any class or series of shares of the Corporation, whether or not such instrument, contract or right shall be subject to settlement in the underlying class or series of shares of the Corporation, through the delivery of cash or other property, or otherwise, and without regard of whether any Stockholder Associated Person may have entered into transactions that hedge or mitigate the economic effect of such instrument, contract or right or any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation (any of the   foregoing, a “Derivative Instrument”) directly or indirectly, beneficially owned by such Stockholder Associated Person; (3) a description of any other direct or indirect opportunity to profit or share in any profit (including any performance-based fees) derived from any increase or decrease in the value of shares or other securities of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of such Stockholder Associated Person’s immediate family sharing the same household; (4) any proxy, contract, arrangement, understanding, or relationship pursuant to which any Stockholder Associated Person has a right to vote any shares or other securities of the Corporation; (5) any rights to dividends on the shares of the Corporation owned beneficially by any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation; (6) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership; (7) a description of all agreements, arrangements and understandings between any Stockholder Associated Person and any other person(s) (including their name(s)) in connection with or related to the ownership or voting of capital stock of the Corporation or Derivative Securities; (8) any agreement, arrangement, understanding, relationship or otherwise, including any repurchase or similar so-called “stock borrowing” agreement or arrangement, engaged in, directly or indirectly, by any Stockholder Associated Person, the purpose or effect of which is to mitigate loss to, reduce the economic risk (of ownership or otherwise) of any class or series of the shares of the Corporation by, manage the risk of share price changes for, or increase or decrease the voting power of, such stockholder with respect to any class or series of the shares of the Corporation, or which provides, directly or indirectly, the opportunity to profit or share in any profit derived from any decrease in the price or value of any class or series of the shares of the Corporation (any of the foregoing, “Short Interests”); (9) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Corporation held by any Stockholder Associated Person; and (10) any direct or indirect interest of any Stockholder Associated Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement);

4.	if the matter a Stockholder Associated Person proposes to bring before any meeting of stockholders involves an amendment to the Corporation’s Bylaws, the specific wording of such proposed amendment;

5.
a representation that such Stockholder Associated Person is a holder of record of shares of the Corporation entitled to vote at such meeting and that such Stockholder Associated Person or its agent or designee intends to appear in person or by proxy at the meeting to bring such business before the meeting;

6.
a statement as to whether such Stockholder Associated Person will deliver a proxy statement and form of proxy to holders of at least the percentage of the Corporation’s voting share required under applicable law to approve the proposal and/or otherwise solicit proxies from stockholders in support of such proposal; and

7.
any other information that is required to be provided by any Stockholder Associated Person pursuant to Regulation 14A under the 1934 Act, in his capacity as a proponent to a Stockholder Associated Person proposal.

Notwithstanding the foregoing, in order to include information with respect to a Stockholder Associated Person proposal in the proxy statement and form of proxy for a stockholder’s meeting, Stockholder Associated Persons must provide notice as required by the regulations promulgated under the 1934 Act.

For the purpose of these Bylaws, “beneficially owned” (and phrases of similar import), when referring to shares owned by a person, shall mean all shares which such person is deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 under the 1934 Act and the rules and regulations promulgated thereunder, including shares which are beneficially owned, directly or indirectly, by any other person with which such person has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any shares of the capital stock of the Corporation.

c.	Advanced Notice of Director Nominations.

i.
General. Unless otherwise required by applicable law or the Articles of Incorporation, only persons who are nominated in accordance with  the procedures set forth in this Article IV, Section 2(c) shall be eligible for election  as directors, except as may otherwise be provided in the instrument of  designation of any series of preferred stock of the Corporation to nominate and elect a specified number of directors. Nominations of persons for election to the Board of Directors of the Corporation may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder of the Corporation entitled to vote in the election of directors at the meeting who complies with the notice procedures set forth in this Article IV, Section 2(c).

ii.
Timing of Notice by a Stockholder Associated Person. Director nominations, other than those made by or at the direction of the Board of Directors, shall be made pursuant to timely notice in writing to the Secretary of the Corporation in accordance with the provisions of Article IV, Section 2(b). Notwithstanding the foregoing, if the number of directors to be elected to the Board of Directors of the Corporation at any annual meeting of stockholders is increased and there is no public announcement specifying the size of the increased Board of Directors made by the Corporation or naming all of the nominees for director at least fifty five (55) days prior to the first anniversary of the preceding year’s annual  meeting of stockholders (or, if the annual meeting is held more than thirty (30) days before or sixty (60) days after the first anniversary of the preceding year’s annual meeting, at least seventy (70) days prior to such annual meeting), then a Stockholder Associated Person’s notice required by this section will also be considered timely, but only with respect to   nominees for any new positions created by such increase, if it is delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation. Notwithstanding the forgoing, in the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such  Stockholder Associate Person may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Corporation’s notice of meeting, if the Stockholder Associated Person’s notice required by Article IV, Section 2(b) of these Bylaws shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the ninetieth (90th) day prior to such special meeting nor later than the close of business on the later of the sixtieth (60th) day prior to such special meeting, or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.

iii.	Content of Stockholder Associated Person’s Notice. A Stockholder Associated Person’s notice for nomination of a director shall set forth:

1.
as to each person, if any, whom the Stockholder Associated Person proposes to nominate for election or re-election as a director: (a) all information relating to such person that would be required to be  disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors in a contested election pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected), (b) the name, age, business address and residence address of the person or persons to be nominated, (c) a description of all arrangements or understandings between the Stockholder Associated Person and each nominee and any other person  or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the Stockholder Associated Person, (d) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three (3) years, and any other material relationships, between or among any Stockholder Associated Person, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if such Stockholder Associated Person were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and (f) a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request), and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (1) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation,  with such  person’s fiduciary duties  under  applicable law, (C) agrees to comply with all policies of the Corporation as in effect from time to time and (D) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein. In addition, the Stockholder Associated Person making such proposal shall promptly provide any other information reasonably requested by the Corporation.

2.
as to a Stockholder Associated Person: (a) the name and address of such Stockholder Associated Person, as they appear on the Corporation’s books, and of each other Stockholder Associated Person;  (b) (1) the  class and number of shares of the Corporation which are owned beneficially and of record by such Stockholder Associated Person; (2) any Derivative Instrument directly or indirectly owned beneficially by such Stockholder Associated Person, (3) any proxy, contract, arrangement, understanding, or relationship pursuant to which any Stockholder Associated Person has a right to vote any class or series of shares of the Corporation, (4) any Short Interests engaged in, directly or indirectly, by any Stockholder Associated Person, (5) any rights to dividends on the shares of the Corporation owned beneficially by any Stockholder Associated Person that are separated or separable from the underlying shares of the Corporation, (6) any proportionate interest in shares of the Corporation or Derivative Instruments held, directly or indirectly, by a general or limited partnership in which any Stockholder Associated Person is a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, (7) a description of any other direct or indirect opportunity to profit or share in any profit (including any performance- based fees) derived from any increase or decrease in the value of shares or other securities of the Corporation or Derivative Instruments, if any, including without limitation any such interests held by members of such Stockholder Associated Person’s immediate family sharing the same household, (8) any significant equity interests or any Derivative Instruments or Short Interests in any principal competitor of the Corporation held by any Stockholder Associated Person, and (9) any direct or indirect interest of any Stockholder Associated Person in any contract with the Corporation, any affiliate of the Corporation or any principal competitor of the Corporation (including, in any such case, any employment agreement, collective bargaining agreement or consulting agreement); (d) any other information relating to any Stockholder Associated Person that would be required to be disclosed in a proxy statement and form of proxy or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in a contested election pursuant to Section 14 of the 1934 Act and the rules and regulations promulgated thereunder; and (e) a representation that the Stockholder Associated Person is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice.

d.
Determination by Chairman. Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Article IV, Section 2. The chairman of the annual meeting, or special meeting if applicable, shall, if the facts warrant, determine and declare at the meeting that business or a proposed nomination was not properly brought before the meeting and in accordance with the provisions of this Article IV, Section 2, and, if he should so determine, he shall so declare at the meeting that any such business not properly brought before the meeting shall not be transacted, or any defective nomination shall be disregarded.

3.	Special Meetings.

a.
Calling of Meeting. Special meetings of the stockholders of the Corporation may only be called, for any purpose or purposes, only by the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board and upon written request from the Secretary, who shall be required to submit such a request stating the purpose of such a meeting, if at least one-quarter (1/4) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, requesting together as a single class, call for a special meeting.  For the purposes of these Bylaws, the term “Whole Board” shall mean the total number of authorized directors whether or not there exist any vacancies in previously authorized directorships. Special meetings shall be held at such place, on such date, and at such time as the Board of Directors, shall determine.

b.
Notice and Timing of Meeting. If a special meeting is called by any person or persons other than the Board of Directors, the request shall be in writing, specifying the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the Chairman of the Board of Directors, the Chief Executive Officer, or the Secretary of the Corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than ten (10) nor more than sixty (60) days after the date of the receipt of the request. Upon determination of the time and place of the meeting, the officer receiving the request shall cause notice to be given to the stockholders entitled to vote, in accordance with the provisions of Article IV, Section 4 of these Bylaws. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this Article IV, Section 3(b) shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

4.
Notice of Meeting by the Board of Directors. Except as otherwise provided by law or the Articles of Incorporation, written notice of each meeting of stockholders shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting, such notice to specify the place, date and hour and purpose or purposes of the meeting. Notice of the time, place and purpose of any meeting of stockholders may be waived in writing, signed by the person entitled to notice thereof, either before or after such meeting, and will be waived by any stockholder by his attendance in person or by proxy, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Any stockholder so waiving notice of such meeting shall be bound by the proceedings of any such meeting in all respects as if due notice thereof had been given.

5.
Quorum. At all meetings of stockholders, except where otherwise provided by statute or by the Articles of Incorporation, or by these Bylaws, the presence, in person or by proxy duly authorized, of the holder or holders of not less than a majority of the outstanding shares of stock entitled to vote shall constitute a quorum for the transaction of business. In the absence of a quorum, any meeting of stockholders may be adjourned, from time to time, either by the  chairman of the meeting or by vote of the holders of a majority of the shares represented thereat, but no other business shall be transacted at such meeting. The stockholders present at a duly called or convened meeting, at which a quorum is present, may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum. Except as otherwise provided by law, the Articles of Incorporation or these Bylaws, all action taken by the holders of a majority of the votes cast, excluding abstentions, at any meeting at which a quorum is present shall be valid and binding upon the Corporation; provided, however, that directors shall be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote on the election of directors. Where a separate vote by a class or classes or series is required, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, a majority of the outstanding shares of such class or classes or series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to that vote on that matter and, except where otherwise provided by the statute or by the Articles of Incorporation or these Bylaws, the affirmative vote of the majority (plurality, in the case of the election of directors) of the votes cast, including abstentions, by the holders of shares of such class or classes or series shall be the act of such class or classes or series.

6.
Adjournment and Notice of Adjourned Meetings. Any meeting of stockholders, whether annual  or special, may be adjourned from time to time either by the chairman of the meeting or by the vote of a majority of the shares casting votes, excluding abstentions. When a meeting is  adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty (30) days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

7.	Voting Rights and Proxies.

a.
Voting Rights. Every stockholder of record of the Corporation shall be entitled, at each meeting of the stockholders, to one vote for each share of stock standing in his name on the books of the Corporation, except as otherwise provided in the Articles of Incorporation or in any resolution or resolutions of the Board of Directors creating any series of Preferred Stock pursuant to the Articles of Incorporation.

b.
Stockholders of Record. For the purpose of determining those stockholders entitled to vote at any meeting of the stockholders, except as otherwise provided by law, only persons in whose names shares stand on the stock records of the Corporation on the record date, as provided in Article IV, Section 2 of these Bylaws, shall be entitled to vote at any meeting of stockholders.

c.
Proxies. Every person entitled to vote shall have the right to do so either in person or by an agent or agents authorized by a proxy granted in accordance with Nevada law. An agent so appointed need not be a stockholder. Subject to the provisions of the Nevada Revised Statutes Section 78.355, no proxy shall be valid after the expiration of six (6) months from the date of its execution, unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed seven (7) years from the date of its execution. Subject to the preceding sentence, any proxy properly created is not revoked and continues in full force and effect until:

i.
another instrument or transmission revoking it or a properly created proxy bearing a later date is filed with or transmitted to the Secretary of the Corporation or another person or persons appointed by the Corporation to count the votes of stockholders and determine the validity of proxies and ballots; or

ii.
the stockholder revokes the proxy by attending the meeting and voting the stockholder’s shares in person, in which case, any vote cast by the person or persons designated by the stockholder to act as a proxy or proxies must be disregarded by the Corporation when the votes are counted.

8.
Joint Owners of Stock. If shares or other securities having voting power stand of record in the names of two (2) or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety, or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have  the following effect: (a) if only one votes, his act binds all; (b) if more than one votes, the act of the majority so voting binds all; and (c) if more than one votes, but the vote is evenly split on any particular matter, each faction may vote the securities in question proportionally.

9.
Action Without Meeting. Any action required or permitted to be taken by the stockholders of the Corporation may be effected only at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by written consent.

10.	Organization of Stockholder Meetings.

a.
Conduct of Meetings. All meetings of stockholders shall be presided over by the Chairman of the Board of Directors, or in his absence, by the Chief Executive Officer, or in his absence, by the President, if any, or in his absence, by a Vice President, or in the absence of the foregoing persons, by a chairman designated by the Board of Directors, or in the absence of such designation, by a chairman chosen by a majority in interest of the stockholders entitled to vote, present in person or by proxy, at the meeting. The Secretary of the Corporation shall act as secretary of the meeting, but in his absence the chairman of the meeting may appoint any person to act as secretary of the meeting. The chairman of the meeting shall determine the order of business and the procedure at any meeting of the stockholders, including but not limited to, rules respecting the manner of voting, the time allotted to stockholders to speak, determinations of whether business has been properly brought before the meeting, and the power to adjourn the meeting.

b.
Rules or Regulations Regarding Conduct of Meetings. The Board of Directors of the Corporation shall be entitled to make such rules or regulations for the conduct of  meetings of stockholders as it shall deem necessary, appropriate or convenient. Subject to such rules and regulations of the Board of Directors, if any, the chairman of the meeting shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are necessary, appropriate or convenient for the proper conduct of the meeting, including, without limitation, establishing an agenda or order of business for the meeting, rules and procedures for maintaining order at the meeting and the safety of those present, limitations on participation in such meeting to stockholders of record of the Corporation and their duly authorized and constituted proxies and such other persons as the chairman shall permit, restrictions on entry to the meeting after the time fixed for the commencement thereof, limitations on the time allotted to questions or comments by participants and regulation  of the opening and closing of the polls for balloting on matters which are to be voted on by ballot. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, meetings of stockholders shall not be required to be held in accordance with rules of parliamentary procedure.

11.	Fixing Record Dates.

a.
Meeting Record Dates. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty (60) nor less than ten (10) days before the date of such meeting (except as provided for in Article IV Section 9). If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

b.
Dividend/Distribution Record Date. In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or  allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty (60) nor less than ten (10) days prior to such action. If no record date is filed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

ARTICLE V DIRECTORS

1.	Number, Tenure and Qualification.

a.
Number. Subject to the rights of the holders of any Preferred Stock then outstanding to elect additional directors under specified circumstances, the authorized number of directors of the Corporation shall be fixed from time to time exclusively by th Board of Directors pursuant to a resolution adopted by a majority of the Whole Board; provided that no decrease in the number of directors shall shorten the term  of any incumbent directors.

b.	Election of Directors. Except as provided in Article V, Section 3, directors shall be elected as provided for in Article IV.

c.
Tenure. Subject to the rights of the holders of shares of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the Board of Directors of the Corporation shall be divided into three classes, with the term of office of the first class to expire at the first annual meeting of stockholders following the initial classification of directors, the term of office of the second class to expire at the second annual meeting of stockholders, following the initial classification of directors, and the term of office of the third class to expire at the third annual meeting of stockholders following the initial classification of directors. At each annual meeting of stockholders, directors elected to succeed those directors whose terms expire, other than directors elected by the holders of any series of Preferred Stock, shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors are duly elected and qualified. Directors shall be elected at the annual meeting of the stockholders of the Corporation by a plurality of votes as provided for in Article IV. A separate vote for the election of directors shall be held at each meeting for each class of directors having nominees for election at such meeting. If for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in these Bylaws.

d.	Qualification. Directors need not be stockholders unless so required by the Articles of Incorporation. Each director must be a natural person at least 18 years of age.

2.
Duties and Powers. The business of the Corporation shall be managed by or under the direction of the Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are by statute or by the Articles of Incorporation or by these Bylaws directed or required to be exercised of done by the stockholders.

3.
Vacancies. Unless otherwise provided in the Articles of Incorporation and subject to the rights of the holders of any series of Preferred Stock then outstanding, any vacancies on the Board of Directors resulting from death, resignation, disqualification, removal or other causes and any newly created directorships resulting from any increase in the number of directors, shall unless the Board of Directors determines by resolution that any such vacancies or newly created directorships shall not be filled by stockholder vote, but shall be filled only by the affirmative vote of a majority of the directors then in office, even though less than a quorum of the Board of Directors. Any director elected in accordance with the preceding sentence shall hold office for the remainder of the full term of the director for which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified. A vacancy in the Board of Directors shall be deemed to exist under these Bylaws in the case of the death, removal or resignation of any director. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board of Directors until the vacancy is filled.

4.
Resignation. Any director may resign at any time by written notice to the Corporation. Any such resignation shall take effect at the date of receipt of such notice or at any later time specified therein, and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective. When one or more directors shall resign from the Board of Directors, effective at a future date, the board may fill the vacancy or vacancies to take effect when the resignation or resignations become effective, each director so appointed to hold office during the remainder of the term of office of the resigning director or directors.

5.
Removal. Except as provided in the Articles of Incorporation or these Bylaws and subject to the rights of the holders of any series of Preferred Stock then outstanding, any director or the entire Board of Directors may be removed, with cause, by the holders of two-thirds (2/3) of shares entitled to vote at an election of directors, voting together as a single class.

6.	Meetings.

a.	Regular Meetings. Regular meetings of the Board of Directors may be held at such time and place as shall from time to time be determined by the Board of Directors.

b.
Special Meetings. Unless otherwise restricted by the Articles of Incorporation, special meetings of the Board of Directors may be held at any time and place within or without the State of Nevada whenever called by the Chairman of the Board or the Chief Executive Officer, and shall be called by the Secretary if requested by a majority of the Whole Board, and shall be held at such place, on such date and at such time as he or she or they shall fix.

c.
Telephone Meetings. Any member of the Board of Directors, or of any  committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting by such means shall constitute presence in person at such meeting, if the corporation has implemented reasonable measures to:

i.	Verify the identity of each person participating through such means as a director or member of the governing body or committee, as the case may be; and

ii.
Provide the directors or members a reasonable opportunity to participate in the meeting and to vote on matters submitted to the directors or members, as the case may be, including an opportunity to communicate and to read or hear the proceedings of the meeting in a substantially concurrent manner with such proceedings.

d.
Notice of Meetings. Notice of the time and place of all meetings of the Board  of Directors shall be given to each director by whom it is not waived by mailing written notice at least two (2) days before the date and time of the meeting, or orally, by telegraph, telex, cable, telecopy or electronic transmission given not less than twelve (12) hours before the meeting. Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

e.
Waiver of Notice. The transaction of all business at any meeting of the Board of Directors, or any committee thereof, however called or noticed, or wherever held, shall  be as valid as though had at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice. All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

7.	Quorum and Voting.

a.
Quorum. Unless the Articles of Incorporation requires a greater number, a quorum of the Board of Directors shall consist of a majority of the exact number of directors fixed from time to time by the Board of Directors in accordance with the Articles of Incorporation or these Bylaws, provided, however, at any meeting whether a quorum be present or otherwise, a majority of the directors present may adjourn from time to time until the  time fixed for the next regular meeting of the Board of Directors, without notice other than by announcement at the meeting.

b.
Voting. At each meeting of the Board of Directors at which a quorum is present, all questions and business shall be determined by the affirmative vote of a majority of the directors present, unless a different vote be required by law, the Articles of Incorporation or these Bylaws.

8.
Participation in Meetings by Conference Telephone. Members of the Board of Directors, or any committee thereof, may participate in a meeting of such Board or committee by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other and such participation shall constitute presence in person at such meeting.

9.
Action Without Meeting. Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all members of the Board of Directors or committee, as the case may be, consent thereto in writing, and such writing or writings are filed with the minutes of proceedings of the Board of Directors or committee, except that such written consent is not required to be signed by:

a.	A common or interested director who abstains in writing from providing consent to the action. If a common or interested director abstains in writing from providing consent:

i.
The fact of the common directorship, office or financial interest must be known  to the board of directors or committee before a written consent is signed by all  the members of the board of the committee.

ii.	Such fact must be described in the written consent.

iii.	The board of directors or committee must approve, authorize or ratify the action in good faith by unanimous consent without counting the abstention of the common or interested director.

b.
A director who is a party to an action, suit or proceeding who abstains in writing from providing consent to the action of the board of directors or committee. If a director who is a party to an action, suit or proceeding abstains in writing from providing consent on the basis that he or she is a party to an action, suit or proceeding, the board of directors or committee must:

i.	Make a determination pursuant to Nevada Revised Statutes 78.751 that indemnification of the director is proper under the circumstances.

ii.
Approve, authorize or ratify the action of the board of directors or committee in good faith by unanimous consent without counting the abstention of the director who is a party to an action, suit or proceeding.

10.
Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum and/or an amount of shares of the Corporation’s stock (or options or other rights to purchase or obtain shares of the Corporation’s stock) for attendance at each meeting of the Board of Directors and/or as compensation for  service as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

11.	Committees.

a.
Executive Committee. The Board of Directors may by resolution passed by a majority of the whole Board of Directors appoint an Executive Committee to consist of one (1) or more members of the Board of Directors. The Executive Committee, to the extent permitted by law and provided in the resolution of the Board of Directors shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, including without limitation the power or authority to declare a dividend, to authorize the issuance of stock and to adopt a certificate of ownership and merger, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to amending the Articles of Incorporation (except that a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board of Directors fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease  or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending the Bylaws of the Corporation.

b.
Other Committees. The Board of Directors shall adopt resolutions establishing an audit committee, a compensation committee, and a nominating and corporate governance committee. In addition, the Board of Directors may, by resolution passed by a majority of the whole Board of Directors, from time to time appoint such other committees as may be permitted by law. Each committee shall consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of any such committee. In the absence or disqualification of a member of a committee, and in the absence of a designation by the Board of Directors of an alternate member to replace the absent or disqualified member, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any absent or disqualified member. Any committee,  to the extent allowed by law and provided in the resolution or resolutions establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, but in no event shall such committee have the powers denied to the Executive Committee in these Bylaws. Each committee shall keep regular minutes and report to the Board of Directors as requested or required.

c.
Term. Each member of a committee of the Board of Directors shall serve a term on the committee coterminous with such member’s term on the Board of Directors. The Board of Directors, subject to the provisions of subsections (a) or (b) of this Bylaw may at  any time increase or decrease the number of members of a committee or terminate the existence of a committee. The membership of a committee member shall terminate on the date of his death or voluntary resignation from the committee or from the Board of Directors. The Board of Directors may at any time for any reason remove any individual committee member and the Board of Directors may fill any committee vacancy created  by death, resignation, removal or increase in the number of members of the committee. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee, and, in addition, in the absence or disqualification of any member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member.

d.
Meetings. Unless the Board of Directors shall otherwise provide, regular meetings of the Executive Committee or any other committee appointed pursuant to Article V, Section 11 shall be held at such times and places as are determined by the Board of Directors, or by any such committee, and when notice thereof has been given to each member of such committee, no further notice of such regular meetings need be given thereafter. Special meetings of any such committee may be held at any place which has been determined from time to time by such committee, and may be called by any director who is a member of such committee, upon written notice to the members of such committee of the time and place of such special meeting given in the manner provided for the giving of written notice to members of the Board of Directors of the time and place of special meetings of the Board of Directors. Notice of any special meeting of any committee may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends such special meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. One-third (1/3) of the members of any such committee shall constitute a quorum for the transaction of business unless the committee shall consist of one (1) or two (2) members, in which event (1) member shall constitute a quorum, and the act of a majority of those present at any meeting at which a quorum  is present shall be the act of such committee.

12.
Organization. At every meeting of the directors, the Chairman of the Board of Directors, or, if a Chairman has not been appointed or is absent, the Chief Executive Officer, or if the Chief Executive Officer is absent, the President, or if the President is absent, the most senior Vice President, or, in the absence of any such officer, a chairman of the meeting chosen by a majority of the directors present, shall preside over the meeting. The Secretary, or in his absence, an Assistant Secretary directed to do so by the Chief Executive Officer, shall act as secretary of the meeting.

ARTICLE VI OFFICERS

1.
General. The officers of the Corporation shall be chosen by the Board of Directors and shall include, if and when designated, the Chairman of the Board of Directors, the Chief Executive Officer, the President, one or more Vice Presidents, the Secretary, the Chief Financial Officer and the Treasurer. The Board of Directors may also appoint one or more Assistant Secretaries, Assistant Treasurers and such other officers and agents with such powers and duties as it shall deem necessary. The Board of Directors may assign such additional titles to one or more of the officers as it shall deem appropriate. Any one person may hold any number of offices of the Corporation at any one time unless specifically prohibited therefrom by law. The salaries and other compensation of the officers of the Corporation shall be fixed by or in the manner designated by the Board of Directors.

2.
Tenure and Duties of Officers. The Board of Directors at its first meeting held after each annual meeting of Stockholders shall appoint the officers of the Corporation, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors shall have been chosen and qualified, or until their earlier resignation or removal. Any officer appointed by the Board of Directors may be removed at any time by the affirmative vote of a majority of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors and/or the Compensation Committee thereof.

3.
Chairman of the Board of Directors. The Chairman of the Board of Directors, when present, shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors. The Chairman of the Board of Directors may also serve as the Chief Executive Officer and President of the Corporation and shall have the powers and duties prescribed in these Bylaws.

4.
Chief Executive Officer. The Chief Executive Officer shall, subject to the control of the Board of Directors and the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. He shall execute all corporate instruments, securities and agreements as provided for in Articles X and XI. In the absence or disability of the Chairman of the Board of Directors, the Chief Executive Officer shall preside at all meetings of the stockholders and, if a member of the Board of Directors, of the Board of Directors. The Chief Executive Officer shall also perform such other duties and may exercise such other powers as from time to time may be assigned to him by these Bylaws or by the Board of Directors.

5.
President. The President, who may be the same person as the Chief Executive Officer, shall have such powers and duties as generally pertain to the office of President and as the Board of Directors may from time to time prescribe, subject generally to the direction of the Board of Directors and the Executive Committee, if any. If the Chief Executive Officer and the President are not the same individual, at the request of the Chief Executive Officer or in his absence, or in the event of his inability or refusal to act, the President shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. If there be no President, the Board of Directors  shall designate the officer of the Corporation who, in the absence of the Chief Executive Officer, or in the event of the inability or refusal of the Chief Executive Officer to act, shall perform the duties of the Chief Executive Officer, and when so acting, such officer shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer.

6.
Chief Financial Officer. The Chief Financial Officer shall keep or cause to be kept the books of account of the Corporation in a thorough and proper manner and shall render statements of the financial affairs of the Corporation in such form and as often as required by the Board of Directors or the President. The Chief Financial Officer, subject to the order of the Board of Directors, shall have the custody of all funds and securities of the Corporation. The Chief Financial Officer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time. The President may direct the Treasurer or any Assistant Treasurer to assume and perform the duties of the Chief Financial Officer in the absence or disability of the Chief Financial Officer, and each Treasurer and Assistant Treasurer shall perform other duties commonly incident to his office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

7.
Vice Presidents. Each Vice President may assume and perform the duties of the President in the absence or disability of the President or whenever the office of President is vacant. The Vice President(s) shall perform other duties commonly incident to their office and shall also perform such other duties and have such other powers as the Board of Directors or the President shall designate from time to time.

8.
Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties, when required, for the committees of the Board of Directors. The Secretary shall give, or cause to be given, notice of all meetings of the  stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors or Chief Executive Officer, under whose supervision he shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the Chief Executive Officer may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it, and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board  of Directors may give general authority to any other officer to affix the seal of the Corporation  and to attest the affixing by his signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

9.
Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all his transactions as Treasurer and of the financial condition of the Corporation.

10.
Assistant Secretary. Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, or the Secretary, and in the absence of the Secretary or in the event of his disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall  have all the powers of and be subject to all the restrictions upon the Secretary.

11.
Assistant Treasurer. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the Chief Executive Officer, or the Treasurer, and in the absence of the Treasurer or in the event of his disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer.

12.
Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

13.	Delegation of Authority. The Board of Directors may from time to time delegate the powers or duties of any officer to any other officer or agent, notwithstanding any provision hereof.

14.
Resignations. Any officer may resign at any time by giving written notice to the Board of Directors or to the President or to the Secretary. Any such resignation shall be effective when received by the person or persons to whom such notice is given, unless a later time is specified therein, in which event the resignation shall become effective at such later time. Unless otherwise specified in such notice, the acceptance of any such resignation shall not be necessary to make it effective. Any resignation shall be without prejudice to the rights, if any, of the Corporation under any contract with the resigning officer.

15.
Removal. Any officer may be removed from office at any time, either with or without cause, by the affirmative vote of a majority of the directors in office at the time, or by the unanimous written consent of the directors in office at the time, or by any committee or superior officers upon whom such power of removal may have been conferred by the Board of Directors.

16.
Outside of Private Employment. No officer or employee shall have any outside or private employment or affiliation with any firm or organization incompatible with his concurrent employment by the Corporation, nor shall he accept or perform any outside or private employment which the Chief Executive Officer of the Corporation determines will interfere with the efficient performance of his official duties.

17.
Bond. If required by the Board of Directors, any officer shall give the Corporation a bond in such sum and with such surety or sureties and upon such terms and conditions as shall be satisfactory to the Board of Directors, including, without limitation, a bond for the faithful performance of the duties of his office and for the restoration to the Corporation of all books, papers, vouchers, money and other property of whatever kind in his or her possession or under his control and belonging to the Corporation.

ARTICLE VII

INDEMNIFICATION OF OFFICERS, DIRECTORS, EMPLOYEES AND AGENTS

1.	Discretionary and Mandatory Indemnification of Officers, Directors, Employees and Agents.

a.
Power to Indemnify in Actions, Suits or Proceedings other than those by or in the Right  of the Corporation. Subject to Article VII, Section 1(c), the Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as now or hereafter in effect, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the Corporation, by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he: (i) is not liable pursuant to Nevada Revised Statutes Section  78.138; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, does not, of itself, create a presumption that the person is liable pursuant to the Nevada Revised Statutes Section 78.138 or did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, or that, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

b.
Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Article VII, Section 1(c), the Corporation shall, to the fullest extent permitted by the Nevada Revised Statutes, as now or hereafter in effect, indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he: (i) is not liable pursuant to Nevada Revised Statutes Section 78.138; or (ii) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the Corporation or for amounts paid in settlement to the Corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

c.
Authorization. Any indemnification pursuant to Article VII, Section 1, unless ordered by a court or advanced pursuant to Article VII, Section 6, shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made: (i) by the stockholders; (ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding; (iii) if a majority vote of a quorum consisting of directors who were not parties to the action, suit or proceeding so orders, by independent legal counsel in a written opinion; or (iv) if a quorum consisting of directors who were not parties to the action, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.. To the extent, however, that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Article VII, Section 1, or in defense of any claim, issue or matter therein, the Corporation shall indemnify such person against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

2.
Expenses Payable in Advance. Expenses incurred by a current or former director or officer in defending or investigating a threatened or pending action, suit or proceeding may be paid by the Corporation, upon the determination by the Board of Directors, in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article VII, provided the Corporation approves in advance counsel selected by the director or officer (which approval shall not be unreasonably withheld). The provisions of this Article VII, Section 2 do not affect any rights to advancement of expenses to which corporate personnel other than directors or officers may be entitled under any contract or otherwise by law.

3.
Contract Rights. The provisions of this Article VII shall be deemed to be a contract right between the Corporation and each director, officer, employee or agent of the Corporation who serves in any such capacity at any time while this Article VII and the relevant provisions of the Nevada Revised Statutes or other applicable law are in effect. Such contract right shall vest for each director and officer at the time such person is elected or appointed to such position, and no repeal or modification of this Article VII or any such law shall affect any such vested rights or obligations then existing with respect to any state of facts or proceeding arising after such election or appointment.

4.
Non-exclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any Bylaws, agreement, contract, vote of stockholders or disinterested directors or pursuant to the direction (howsoever embodied) of any court of competent jurisdiction or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Article VII, Section 1 shall be made to the fullest extent permitted by law. The provisions of this Article VII shall not be deemed to preclude the indemnification of any person who is not specified in Article VII, Section 1 but whom the Corporation has the power or obligation to indemnify under the provisions of the Nevada Revised Statutes, or otherwise. However, indemnification, unless ordered by a court pursuant to Article VII, Section 6 or for the advancement of expenses made pursuant to Article VII, Section 2, may not be made to or on behalf of any director, officer, employee or agent of the Corporation if a  final adjudication establishes that his acts or omissions involved intentional misconduct, fraud or  a knowing violation of the law and was material to the cause of action.

5.
Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power or the obligation to indemnify him against such liability under the provisions of this Article VII.

6.
Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Article VII, Section 1(c), and notwithstanding the absence of any determination thereunder, any director or officer may apply to any court of competent jurisdiction in the State of Nevada for indemnification to the extent otherwise permissible under Article VII, Section 1. The basis of  such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because he has met the applicable standards of conduct set forth in Article VII, Section 1, as the case may be. Neither a contrary determination in the specific case under Article VII, Section 1(c) nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to Article VII, Section 6 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application to the fullest extent permitted by law.

7.
Limitation on Indemnification. Notwithstanding anything contained in this Article VII, Section 6 to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 of this Article VII), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

8.
Severability. If these Bylaws or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each person as provided above as to the expenses (including attorney’s fees), judgments, fines and amounts paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including a grand jury proceeding and an action by the Corporation, to the full extent permitted by any applicable portion of these Bylaws that shall not have been invalidated or by any other applicable law.

9.
Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by the Corporation pursuant to this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such person.

10.
Certain Definitions. For purposes of this Article VII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VII, references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VII.

ARTICLE VIII NOTICES

1.
Notices. Whenever notice is required by law, and except as otherwise specifically provided herein or required by law, all notices required to be given to any stockholder, director, member of a committee, officer, employee or agent shall be in writing and may in every instance be effectively given by hand delivery, by mail, postage paid, by facsimile transmission or by electronic transmission. Any such notice shall be addressed to such stockholder, director, officer, employee or agent at such stockholder's last known address as it appears on the books of the Corporation. The time when such notice shall be deemed received, if hand delivered, or dispatched, if sent by mail or facsimile or electronic transmission, shall be the time of the giving of the notice.

2.
Waivers of Notice. Whenever any notice is required by law, the Articles of Incorporation or these Bylaws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

3.
Notice of Electronic Transmission. Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to the Nevada Revised Statutes, the Articles of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of the Nevada Revised Statutes, the Articles of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given. Any such consent shall be revocable by the stockholder by written notice to the Corporation. Any such consent shall be deemed revoked if:

a.	the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and

b.	such inability becomes known to the secretary or an assistant secretary of the Corporation or to the transfer agent, or other agent of the Corporation responsible for the giving of notice.

However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

4.	Notice by Electronic Transmission Deemed to be Given. Any notice given pursuant to Article VIII, Section 3 shall be deemed given:

a.	if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;

b.	if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;

c.	if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (i) such posting and (ii) the giving of such separate notice; and

d.	if by any other form of electronic transmission, when directed to the stockholder.

e.
An affidavit of the secretary or an assistant secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

5.
Definition of Electronic Transmission. An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process, including without limitation any facsimile transmission or communication by electronic mail.

ARTICLE IX BOOKS AND RECORDS

Books. There shall be kept at such office of the Corporation as the Board of Directors shall determine, within or without the State of Nevada, correct books and records of account of all its business and transactions, minutes of the proceedings of its stockholders, Board of Directors and committees, and the stock book, containing the names and addresses of the stockholders, the number of shares held by them, respectively, and the dates when they respectively became the owners of record thereof, and in which the transfer of stock shall be registered, and such other books and records as the Board of Directors may from time to time determine.

ARTICLE X
EXECUTION OF CORPORATE INSTRUMENTS AND VOTING OF SECURITIES OWNED BY THE CORPORATION

1.
Execution of Corporate Instruments. The Board of Directors may, in its discretion, determine the method and designate the signatory officer or officers, or other person or persons, to execute on behalf of the Corporation any corporate instrument or document, or to sign on behalf of the Corporation the corporate name without limitation, or to enter into contracts on behalf of the Corporation, except where otherwise provided by law or these Bylaws, and such execution or signature shall be binding upon the Corporation. Unless otherwise specifically determined by the Board of Directors or otherwise required by law, promissory notes, deeds of trust, mortgages and other evidences of indebtedness of the Corporation, and other corporate instruments or documents requiring the corporate seal, and certificates of shares of stock owned by the Corporation, shall be executed, signed or endorsed by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, and by the Secretary, Chief Financial Officer, Treasurer or any Assistant Secretary or Assistant Treasurer. All other instruments and documents requiring the corporate signature, but not requiring the corporate seal, may be executed as aforesaid or in such other manner as may be directed by the Board of Directors.

2.
Disbursements. All checks and drafts drawn on banks or other depositaries on funds to the credit of the Corporation or in special accounts of the Corporation shall be signed by such person or persons as the Board of Directors shall authorize so to do from time to time.

3.
Authority to Bind. Unless authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the Corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

4.
Voting of Securities Owned by the Corporation. Unless otherwise specifically authorized by resolution of the Board of Directors, all rights and powers, including any right to vote, incident to any stock or other securities of other corporations owned or held by the Corporation for itself, or for other parties in any capacity, shall be exercised in person or by proxy by the Chairman of the Board  of  Directors,  the  Chief  Executive  Officer, the  President  or  any Vice  President  of the Corporation on behalf of the Corporation, in no more restricted manner or limited extent than would apply to any owner thereof.

ARTICLE XI
OTHER SECURITIES OF THE CORPORATION

Execution of Other Securities. All bonds, debentures and other corporate securities of the Corporation, other than stock certificates (covered in Article III Section 1(a), may be signed by the Chairman of the Board of Directors, the Chief Executive Officer, the President or any Vice President, or such other person as may be authorized by the Board of Directors, and the corporate seal impressed thereon or a facsimile of such seal imprinted thereon and attested by the signature of the Secretary or an Assistant Secretary, or the Chief Financial Officer or Treasurer or an Assistant Treasurer; provided, however, that where any such bond, debenture or other corporate security shall be authenticated by the manual signature, or where permissible facsimile signature, of a trustee under an indenture pursuant to which such bond, debenture or other corporate security shall be issued, the signatures of the persons signing and attesting the corporate seal on such  bond, debenture or other corporate security may be the imprinted facsimile of the signatures of such persons. Interest coupons appertaining to any such bond, debenture or other corporate security, authenticated by a trustee as aforesaid, shall be signed by the Chief Financial Officer, Treasurer or an Assistant Treasurer of the Corporation or such other person as may be authorized by the Board of Directors or bear imprinted thereon the facsimile signature of such person. In case any officer who shall have signed or attested any bond, debenture or other  corporate security, or whose facsimile signature shall appear thereon or on any such interest coupon, shall have ceased to be such officer before the bond, debenture or other corporate security so signed or attested shall have been delivered, such bond, debenture or other corporate security nevertheless may be adopted by the Corporation and issued and delivered as though the person who signed the same or whose facsimile signature shall have been used thereon had not ceased to be such officer of the Corporation.

ARTICLE XII DIVIDENDS

1.
Declaration of Dividends. Dividends upon the capital stock of the Corporation, subject to the provisions of the Articles of Incorporation, if any, may be declared by the Board of Directors pursuant to law at any regular or special meeting. Dividends may be paid in cash, in property, or in shares of the capital stock, subject to the provisions of the Articles of Incorporation.

2.
Dividend Reserve. Before payment of any dividend, there may be set aside out of any funds  of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for such other purpose as the Board of Directors shall think conducive to the interests of the Corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

ARTICLE XIII FISCAL YEAR

Fiscal Year. The fiscal year of the Corporation shall be fixed, and shall be subject to change, by resolution of the Board Directors.

ARTICLE XIV FORUM SELECTION

Forum Selection. Unless the Corporation consents in writing to the selection of an alternative forum, a state or federal court located within the State of New York shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim for breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any actions asserting a claim arising pursuant to any provision of the Nevada Revised Statutes, the Articles of Incorporation or these Bylaws, in each case as amended, or (iv) any action asserting a claim governed by the internal affairs doctrine, in each such case subject to such court having personal jurisdiction over the indispensable parties named as defendants therein. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article XIV.

ARTICLE XV AMENDMENTS

General. Subject to the provisions of the Articles of Incorporation, as such may be amended from time to time, and the provisions of the Nevada General Corporation Law, these Bylaws may be altered, amended or repealed and new Bylaws may be adopted by the Board of Directors or by the Stockholders. Notwithstanding the prior sentence, any vote of the stockholders to alter, amend or repeal any section of these Bylaws in any respect shall require the affirmative vote of the holders of at least sixty-six and two-thirds percent (66 2/3%) of the outstanding voting power of the Corporation, voting together as a single class, at any meeting at which a proposal to amend or repeal these Bylaws is properly presented.

APPENDIX D

 Agreement and Plan of Merger of Majesco Entertainment Company, a Delaware corporation, into
Majesco Entertainment Company, a Nevada corporation

This Agreement and Plan of Merger (the “Plan”) is effective as of [____], 2016, by and between Majesco Entertainment Company, a Delaware corporation (the “Company”), and Majesco Entertainment Company, a Nevada corporation and a wholly owned subsidiary of the Company (“MAJESCO-NV”).

WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Delaware;

WHEREAS, MAJESCO-NV is a corporation duly organized and existing under the laws of the State of Nevada;

WHEREAS, as of the date hereof, the Company has authority to issue 260,000,000 shares of capital stock, consisting of 250,000,000 shares of common stock, $0.001 par value per share (“Delaware Common Stock”), of which [_____] shares are issued and outstanding, and 10,000,000 shares of preferred stock par value $0.001 per share (“Delaware Preferred Stock”), consisting of 8,830,000 shares that are designated as Series A Preferred Stock (“Delaware Series A Preferred Stock”), of which [_____] shares are issued and outstanding; 54,250 shares that are designated as Series B Preferred Stock (“Delaware Series B Preferred Stock”), of which [_____] shares are outstanding; 26,000 shares that are designated Series C Preferred Stock (“Delaware Series C Preferred Stock”), of which [_____] shares are outstanding; 170,000 shares of Series D Preferred Stock (“Delaware Series D Preferred Stock”), of which [_____] shares are outstanding; and 921,750 shares which are undesignated;

WHEREAS, as of the date hereof, MAJESCO-NV has authority to issue 260,000,000  shares of capital stock, consisting of 250,000,000  shares of common stock, $0.001 par value per share (“Nevada Common Stock”), of which  10 shares are issued and outstanding and 10,000,000  shares of preferred stock par value $0.001 per share (“Nevada Preferred Stock”), consisting of 8,830,000 shares that are designated as Series A Preferred Stock (“Nevada Series A Preferred Stock”); 54,250 shares that are designated as Series B Preferred Stock (“Nevada Series B Preferred Stock”); 26,000 shares that are designated Series C Preferred Stock (“Nevada Series C Preferred Stock”); 170,000 shares of Series D Preferred Stock (“Nevada Series D Preferred Stock”); and 921,750 shares which are undesignated;

WHEREAS, on the date hereof, the 10 shares of Nevada Common Stock that are issued and outstanding are owned by the Company;

WHEREAS, the respective boards of directors of the Company and MAJESCO-NV have determined that, for the purpose of effecting the reincorporation of the Company in the State of Nevada, it is advisable and in the best interests of such corporations and their respective shareholders that the Company merge with and into MAJESCO-NV upon the terms and conditions herein provided;

WHEREAS, the respective boards of directors of MAJESCO-NV and the Company have approved this Plan; and

WHEREAS, the respective stockholders of MAJESCO-NV and the Company have approved this Plan.

NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the Company and MAJESCO-NV hereby agree to merge as follows:

1. Merger. Subject to the terms and conditions hereinafter set forth, the Company shall be merged with and into MAJESCO-NV, with MAJESCO-NV to be the surviving corporation in the merger (the “Merger”). The Merger shall be effective on the later of the date and time (the “Effective Time”) that a properly executed certificate of merger consistent with the terms of this Plan and Section 253 of the Delaware General Corporation Law (the “DGCL”) is filed with the Secretary of State of Delaware or articles of merger are filed with the Secretary of the State of Nevada as required by Section 92A.200 of the Nevada Revised Statutes (the “NRS”).

2. Principal Office of MAJESCO-NV. The address of the principal office of MAJESCO-NV is 4041-T Hadley Road, S. Plainfield, NJ 07080.

3. Corporate Documents. The Articles of Incorporation of MAJESCO-NV, as in effect immediately prior to the Effective Time, shall continue to be the Articles of Incorporation of MAJESCO-NV as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law. The Bylaws of MAJESCO-NV, as in effect immediately prior to the Effective Time, shall continue to be the Bylaws of MAJESCO-NV as the surviving corporation without change or amendment until further amended in accordance with the provisions thereof and applicable law.

4. Directors and Officers. The directors and officers of the Company at the Effective Time shall be and become directors and officers, holding the same titles and positions, of MAJESCO-NV at the Effective Time, and after the Effective Time shall serve in accordance with the Bylaws of MAJESCO-NV.

5. Succession. At the Effective Time, MAJESCO-NV shall succeed to the Company in the manner of and as more fully set forth in Section 253 of the DGCL and in Section 92A.250 of the NRS.

6. Further Assurances. From time to time, as and when required by MAJESCO-NV or by its successors and assigns, there shall be executed and delivered on behalf of MAJESCO-NV such deeds and other instruments, and there shall be taken or caused to be taken by it such further and other action, as shall be appropriate or necessary in order to vest or perfect in or to confer of record or otherwise in MAJESCO-NV the title to and possession of all the interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company, and otherwise to carry out the purposes and intent of this Plan, and the officers and directors of MAJESCO-NV are fully authorized in the name and on behalf of the Company or otherwise to take any and all such actions and to execute and deliver any and all such deeds and other instruments.

7. Common Stock and Preferred Stock of the Company. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof, each share of Delaware Common Stock, Delaware Series A Preferred Stock, Delaware Series B Preferred Stock, Delaware Series C Preferred Stock and Delaware Series D Preferred Stock outstanding immediately prior thereto shall be changed and converted automatically into one fully paid and nonassessable share of Nevada Common Stock, or one fully paid and nonassessable share of Nevada Series A Preferred Stock, Nevada Series B Preferred Stock, Nevada Series C Preferred Stock and Nevada Series D Preferred Stock, as applicable, respectively.

8. Stock Certificates. At and after the Effective Time, all of the outstanding certificates that prior to that time represented shares of Delaware Common Stock, Delaware Series A Preferred Stock, Delaware Series B Preferred Stock, Delaware Series C Preferred Stock or Delaware Series D Preferred Stock shall be deemed for all purposes to evidence ownership of and to represent shares of Nevada Common Stock and Nevada Series A Preferred Stock, Nevada Series B Preferred Stock, Nevada Series C Preferred Stock and Nevada Series D Preferred Stock, as applicable, respectively. The registered owner on the books and records of Company or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to MAJESCO-NV or its transfer agent, have and be entitled to exercise any voting and other rights with respect to and to receive any dividend and other distributions upon the shares of Delaware Common Stock or Delaware Series A Preferred Stock, Delaware Series B Preferred Stock, Delaware Series C Preferred Stock or Delaware Series D Preferred Stock evidenced by such outstanding certificates as above provided.

9. Options; Warrants. Each option, warrant or other right to purchase shares of Delaware Common Stock, which are outstanding at the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become an option, warrant or right to purchase one share of Nevada Common Stock at an exercise or purchase price per share equal to the exercise or purchase price applicable to the option, warrant or other right to purchase Delaware Common Stock.

10. Common Stock of MAJESCO-NV. At the Effective Time, the previously outstanding ten shares of Nevada Common Stock registered in the name of the Company shall, by reason of the Merger, be reacquired by MAJESCO-NV, shall be retired and shall resume the status of authorized and unissued shares of Nevada Common Stock, and no shares of Nevada Common Stock or other securities of MAJESCO-NV shall be issued in respect thereof.

11. Amendment. The respective Boards of Directors of the Company and MAJESCO-NV may amend this Plan at any time prior to the Merger, provided that an amendment made subsequent to the adoption of the Plan by the sole stockholder of MAJESCO-NV or the shareholders of the Company shall not (i) alter or change the amount or kind of shares, securities, cash, property and/or rights to be received in exchange for the Delaware Common Stock, (ii) alter or change any term of the Articles of Incorporation of MAJESCO-NV, as the surviving corporation to the Merger, or (iii) alter or change any of the terms and conditions of the Plan if such alteration or change would adversely affect the holders of Delaware Common Stock.

12. Abandonment. At any time before the Effective Time, this Plan may be terminated and the Merger contemplated hereby may be abandoned by the respective Board of Directors of either the Company or MAJESCO-NV or both, notwithstanding approval of this Plan by the sole stockholder of MAJESCO-NV or the shareholders of the Company, or both.

13. Rights and Duties of MAJESCO-NV. At the Effective Time and for all purposes the separate existence of the Company shall cease and shall be merged with and into MAJESCO-NV, which, as the surviving corporation, shall thereupon and thereafter possess all the rights, privileges, immunities, licenses and franchises (whether of a public or private nature) of the Company; and all property (real, personal and mixed), all debts due on whatever account, all choices in action, and all and every other interest of or belonging to or due to the Company shall continue and be taken and deemed to be transferred to and vested in MAJESCO-NV without further act or deed; and the title to any real estate, or any interest therein, vested in the Company shall not revert or be in any way impaired by reason of such Merger; and MAJESCO-NV shall thenceforth be responsible and liable for all the liabilities and obligations of the Company; and, to the extent permitted by law, any claim existing, or action or proceeding pending, by or against the Company may be prosecuted as if the Merger had not taken place, or MAJESCO-NV may be substituted in the place of such corporation. Neither the rights of creditors nor any liens upon the property of the Company shall be impaired by the Merger. If at any time MAJESCO-NV shall consider or be advised that any further assignment or assurances in law or any other actions are necessary or desirable to vest the title of any property or rights of the Company in MAJESCO-NV according to the terms hereof, the officers and directors of the MAJESCO-NV are empowered to execute and make all such proper assignments and assurances and do any and all other things necessary or proper to vest title to such property or other rights in MAJESCO-NV, and otherwise to carry out the purposes of this Plan.

14. Consent to Service of Process. MAJESCO-NV hereby agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the Company, as well as for enforcement of any obligation of MAJESCO-NV arising from the Merger. MAJESCO-NV hereby irrevocably appoints the Secretary of State of the State of Delaware and the successors of such officer its attorney-in-fact in the State of Delaware upon whom may be served any notice, process or pleading in any action or proceeding against it to enforce against MAJESCO-NV any obligation of the Company. In the event of such service upon the Secretary of State of the State of Delaware or the successors of such officer, such service shall be mailed to Majesco Entertainment Company Nevada 4041-T Hadley Road, S. Plainfield, NJ 07080 or delivered personally or by overnight mail to the principal executive officers of Majesco Entertainment Company Nevada located at 4041-T Hadley Road, S. Plainfield, NJ 07080.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, this Agreement and Plan of Merger, having first been duly approved by resolution of the respective Boards of Directors of the Company and MAJESCO-NV, has been executed on behalf of each of said two corporations by their respective duly authorized officers.

MAJESCO ENTERTAINMENT COMPANY	MAJESCO ENTERTAINMENT COMPANY
a Delaware corporation	a Nevada corporation

By: ___________________________	By: ___________________________

APPENDIX E

FORM OF
AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION OF
MAJESCO ENTERTAINMENT COMPANY

(Originally incorporated as ConnectivCorp in 1998 under the laws of the state of Delaware)

MAJESCO ENTERTAINMENT COMPANY, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

FIRST: The name of the corporation is Majesco Entertainment Company (the “Corporation”).

SECOND: At a meeting of the Board of Directors of the Corporation, resolutions were duly adopted declaring the advisability of an amendment to the Corporation’s Restated Certificate of Incorporation (the “Certificate of Incorporation”), as follows, and providing that:

The second, third and fourth paragraphs in Paragraph A of Article Fourth of the Corporation’s Certificate of Incorporation are hereby deleted and replaced in their entirety by the following:

“Every [    ] shares of the Corporation’s Common Stock (the “Old Common Stock”), issued and outstanding immediately prior to the effectiveness of this amendment (the “Amendment Effective Time”), will be automatically reclassified as and converted into one share of common stock, par value $0.001 per share, of the Corporation (the “New Common Stock”) (such formula herein, the “Determined Ratio”).  Further, every right, option and warrant to acquire shares of Old Common Stock outstanding immediately prior to the Amendment Effective Time shall, as of the Amendment Effective Time and without any further action, automatically be reclassified into the right to acquire one (1) share of New Common Stock based on the Determined Ratio of shares of Old Common Stock to shares of New Common Stock, but otherwise upon the terms of such right, option or warrant (except that the exercise or purchase price of such right, option or warrant shall be proportionately adjusted).

Notwithstanding the immediately preceding paragraph, the Corporation shall not be required to issue or deliver any fractional shares of New Common Stock.  Each holder of such New Common Stock shall be entitled to receive for such fractional interest, and at the Amendment Effective Time any such fractional interest in such shares of New Common Stock shall be converted into the right to receive, an amount in cash, without interest, determined by multiplying (i) such fractional share interest to which the holder would otherwise be entitled by (ii) the closing sale price of the Common Stock (on a post-reverse-split basis as adjusted for the amendment effected hereby) on the trading day immediately prior to the Amendment Effective Time on The Nasdaq Stock Market, or if the principal exchange on which the Common Stock is then traded is other than The Nasdaq Stock Market, such exchange as may be applicable.  Shares of Common Stock that were outstanding prior to the Amendment Effective Time and that are not outstanding after the Amendment Effective Time shall resume the status of authorized but unissued shares of Common Stock.

Each stock certificate that, immediately prior to the Amendment Effective Time, represented shares of Old Common Stock shall, from and after the Amendment Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified (as well as the right to receive cash in lieu of any fractional shares of New Common Stock as set forth above); provided, however, that each holder of record of a certificate that represented shares of Old Common Stock shall receive, upon surrender of such certificate, a new certificate representing the number of whole shares of New Common Stock into which the shares of Old Common Stock represented by such certificate shall have been reclassified, as well as any cash in lieu of fractional shares of New Common Stock to which such holder may be entitled pursuant to the immediately preceding paragraph.”

THIRD: That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

FOURTH: This Certificate of Amendment of Certificate of Incorporation was duly adopted at said meeting of the stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

FIFTH: In accordance with Section 103(d) of the General Corporation Law of the State of Delaware, this Certificate of Amendment shall be effective upon its filing date.

IN WITNESS WHEREOF, Majesco Entertainment Company has caused this Certificate of Amendment to be signed by________________, this ____ day of ___________, 201_.

By: ______________________________________
Name:
Title:

E-1

APPENDIX F

MAJESCO ENTERTAINMENT COMPANY
2016 EQUITY INCENTIVE PLAN

1.	PURPOSE OF PLAN

1.1           The purpose of this 2016 Equity Incentive Plan (this “Plan”) of Majesco Entertainment Company, a Delaware corporation (the “Corporation”), is to promote the success of the Corporation and to increase stockholder value by providing an additional means through the grant of awards to attract, motivate, retain and reward selected employees and other eligible persons.

2.	ELIGIBILITY

2.1           The Administrator (as such term is defined in Section 3.1) may grant awards under this Plan only to those persons that the Administrator determines to be Eligible Persons. An “Eligible Person” is any person who is either: (a) an officer (whether or not a director) or employee of the Corporation or one of its Subsidiaries; (b) a director of the Corporation or one of its Subsidiaries; or (c) an individual consultant who renders bona fide services (other than services in connection with the offering or sale of securities of the Corporation or one of its Subsidiaries in a capital-raising transaction or as a market maker or promoter of securities of the Corporation or one of its Subsidiaries) to the Corporation or one of its Subsidiaries and who is selected to participate in this Plan by the Administrator; provided, however, that a person who is otherwise an Eligible Person under clause (c) above may participate in this Plan only if such participation would not adversely affect either the Corporation’s eligibility to use Form S-8 to register under the Securities Act of 1933, as amended (the “Securities Act”), the offering and sale of shares issuable under this Plan by the Corporation, or the Corporation’s compliance with any other applicable laws.  An Eligible Person who has been granted an award (a “participant”) may, if otherwise eligible, be granted additional awards if the Administrator shall so determine. As used herein, “Subsidiary” means any corporation or other entity a majority of whose outstanding voting stock or voting power is beneficially owned directly or indirectly by the Corporation; and “Board” means the Board of Directors of the Corporation.

3.	PLAN ADMINISTRATION

3.1    The Administrator.  This Plan shall be administered by and all awards under this Plan shall be authorized by the Administrator. The “Administrator” means the Board or one or more committees appointed by the Board or another committee (within its delegated authority) to administer all or certain aspects of this Plan. Any such committee shall be comprised solely of one or more directors or such number of directors as may be required under applicable law. A committee may delegate some or all of its authority to another committee so constituted. The Board or a committee comprised solely of directors may also delegate, to the extent permitted by Section 157 of the Delaware General Corporation Law and any other applicable law, to one or more officers of the Corporation, its powers under this Plan (a) to Eligible Persons who will receive grants of awards under this Plan, and (b) to determine the number of shares subject to, and the other terms and conditions of, such awards. The Board may delegate different levels of authority to different committees with administrative and grant authority under this Plan. Unless otherwise provided in the bylaws of the Corporation or the applicable charter of any Administrator: (a) a majority of the members of the acting Administrator shall constitute a quorum, and (b) the affirmative vote of a majority of the members present assuming the presence of a quorum or the unanimous written consent of the members of the Administrator shall constitute due authorization of an action by the acting Administrator.

With respect to awards intended to satisfy the requirements for performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), this Plan shall be administered by a committee consisting solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code); provided, however, that the failure to satisfy such requirement shall not affect the validity of the action of any committee otherwise duly authorized and acting in the matter. Award grants, and transactions in or involving awards, intended to be exempt under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be duly and timely authorized by the Board or a committee consisting solely of two or more non-employee directors (as this requirement is applied under Rule 16b-3 promulgated under the Exchange Act). To the extent required by any applicable stock exchange, this Plan shall be administered by a committee composed entirely of independent directors (within the meaning of the applicable stock exchange). Awards granted to non-employee directors shall not be subject to the discretion of any officer or employee of the Corporation and shall be administered exclusively by a committee consisting solely of independent directors.

3.2    Powers of the Administrator.  Subject to the express provisions of this Plan, the Administrator is authorized and empowered to do all things necessary or desirable in connection with the authorization of awards and the administration of this Plan (in the case of a committee or delegation to one or more officers, within the authority delegated to that committee or person(s)), including, without limitation, the authority to:

(a)           determine eligibility and, from among those persons determined to be eligible, the particular Eligible Persons who will receive awards under this Plan;

(b)           grant awards to Eligible Persons, determine the price at which securities will be offered or awarded and the number of securities to be offered or awarded to any of such persons, determine the other specific terms and conditions of such awards consistent with the express limits of this Plan, establish the installments (if any) in which such awards shall become exercisable or shall vest (which may include, without limitation, performance and/or time-based schedules), or determine that no delayed exercisability or vesting is required, establish any applicable performance targets, and establish the events of termination or reversion of such awards;

(c)           approve the forms of award agreements (which need not be identical either as to type of award or among participants);

(d)           construe and interpret this Plan and any agreements defining the rights and obligations of the Corporation, its Subsidiaries, and participants under this Plan, further define the terms used in this Plan, and prescribe, amend and rescind rules and regulations relating to the administration of this Plan or the awards granted under this Plan;

(e)           cancel, modify, or waive the Corporation’s rights with respect to, or modify, discontinue, suspend, or terminate any or all outstanding awards, subject to any required consent under Section 8.6.5;

(f)           accelerate or extend the vesting or exercisability or extend the term of any or all such outstanding awards (in the case of options or stock appreciation rights, within the maximum ten-year term of such awards) in such circumstances as the Administrator may deem appropriate (including, without limitation, in connection with a termination of employment or services or other events of a personal nature) subject to any required consent under Section 8.6.5;

(g)           adjust the number of shares of Common Stock subject to any award, adjust the price of any or all outstanding awards or otherwise change previously imposed terms and conditions, in such circumstances as the Administrator may deem appropriate, in each case subject to compliance with applicable stock exchange requirements, Sections 4 and 8.6 and the applicable requirements of Code Section 162(m) and treasury regulations thereunder with respect to awards that are intended to satisfy the requirements for performance-based compensation under Section 162(m), and provided that in no case (except due to an adjustment contemplated by Section 7 or any repricing that may be approved by stockholders) shall such an adjustment constitute a repricing (by amendment, cancellation and re-grant, exchange or other means) of the per share exercise or base price of any stock option or stock appreciation right or other award granted under this Plan, and further provided that any adjustment or change in terms made pursuant to this Section 3.2(g) shall be made in a manner that, in the good faith determination of the Administrator will not likely result in the imposition of additional taxes or interest under Section 409A of the Code;

(h)           determine the date of grant of an award, which may be a designated date after but not before the date of the Administrator’s action (unless otherwise designated by the Administrator, the date of grant of an award shall be the date upon which the Administrator took the action granting an award);

(i)           determine whether, and the extent to which, adjustments are required pursuant to Section 7 hereof and authorize the termination, conversion, substitution, acceleration or succession of awards upon the occurrence of an event of the type described in Section 7;

(j)           acquire or settle (subject to Sections 7 and 8.6) rights under awards in cash, stock of equivalent value, or other consideration; and

(k)           determine the Fair Market Value (as defined in Section 5.6) of the Common Stock or awards under this Plan from time to time and/or the manner in which such value will be determined.

3.3    Binding Determinations.  Any action taken by, or inaction of, the Corporation, any Subsidiary, or the Administrator relating or pursuant to this Plan and within its authority hereunder or under applicable law shall be within the absolute discretion of that entity or body and shall be conclusive and binding upon all persons. Neither the Board, the Administrator, nor any Board committee, nor any member thereof or person acting at the direction thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with this Plan (or any award made under this Plan), and all such persons shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including, without limitation, legal fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage that may be in effect from time to time.

3.4    Reliance on Experts.  In making any determination or in taking or not taking any action under this Plan, the Administrator may obtain and may rely upon the advice of experts, including professional advisors to the Corporation. The Administrator shall not be liable for any such action or determination taken or made or omitted in good faith based upon such advice.

3.5    Delegation of Non-Discretionary Functions.  In addition to the ability to delegate certain grant authority to officers of the Corporation as set forth in Section 3.1, the Administrator may also delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Corporation or any of its Subsidiaries or to third parties.

4.	SHARES OF COMMON STOCK SUBJECT TO THE PLAN; SHARE LIMIT

4.1    Shares Available.  Subject to the provisions of Section 7.1, the capital stock available for issuance under this Plan shall be shares of the Corporation’s authorized but unissued Common Stock.  For purposes of this Plan, “Common Stock” shall mean the common stock of the Corporation and such other securities or property as may become the subject of awards under this Plan, or may become subject to such awards, pursuant to an adjustment made under Section 7.1.

4.2    Share Limit.  The maximum number of shares of Common Stock that may be delivered pursuant to awards granted to Eligible Persons under this Plan may not exceed 4,000,000 shares of Common Stock (the “Share Limit”).

The foregoing Share Limit is subject to adjustment as contemplated by Section 4.3, Section 7.1, and Section 8.10.

4.3    Awards Settled in Cash, Reissue of Awards and Shares.  The Administrator may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments in accordance with this Section 4.3. Shares shall be counted against those reserved to the extent such shares have been delivered and are no longer subject to a substantial risk of forfeiture. Accordingly, (i) to the extent that an award under the Plan, in whole or in part, is canceled, expired, forfeited, settled in cash, settled by delivery of fewer shares than the number of shares underlying the award, or otherwise terminated without delivery of shares to the participant, the shares retained by or returned to the Corporation will not be deemed to have been delivered under the Plan and will be deemed to remain or to become available under this Plan; and (ii) shares that are withheld from such an award or separately surrendered by the participant in payment of the exercise price or taxes relating to such an award shall be deemed to constitute shares not delivered and will be deemed to remain or to become available under the Plan. The foregoing adjustments to the Share Limit of this Plan are subject to any applicable limitations under Section 162(m) of the Code with respect to awards intended as performance-based compensation thereunder.

4.4    Reservation of Shares; No Fractional Shares.  The Corporation shall at all times reserve a number of shares of Common Stock sufficient to cover the Corporation’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Corporation has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Administrator may pay cash in lieu of any fractional shares in settlements of awards under this Plan.

5.	AWARDS

5.1   Type and Form of Awards.  The Administrator shall determine the type or types of award(s) to be made to each selected Eligible Person. Awards may be granted singly, in combination or in tandem. Awards also may be made in combination or in tandem with, in replacement of, as alternatives to, or as the payment form for grants or rights under any other employee or compensation plan of the Corporation or one of its Subsidiaries. The types of awards that may be granted under this Plan are:

5.1.1   Stock Options.  A stock option is the grant of a right to purchase a specified number of shares of Common Stock during a specified period as determined by the Administrator. An option may be intended as an incentive stock option within the meaning of Section 422 of the Code (an “ISO”) or a nonqualified stock option (an option not intended to be an ISO). The award agreement for an option will indicate if the option is intended as an ISO; otherwise it will be deemed to be a nonqualified stock option. The maximum term of each option (ISO or nonqualified) shall be ten (10) years. The per share exercise price for each option shall be not less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of the option. When an option is exercised, the exercise price for the shares to be purchased shall be paid in full in cash or such other method permitted by the Administrator consistent with Section 5.5.

5.1.2   Additional Rules Applicable to ISOs.  To the extent that the aggregate Fair Market Value (determined at the time of grant of the applicable option) of stock with respect to which ISOs first become exercisable by a participant in any calendar year exceeds $100,000, taking into account both Common Stock subject to ISOs under this Plan and stock subject to ISOs under all other plans of the Corporation or one of its Subsidiaries (or any parent or predecessor corporation to the extent required by and within the meaning of Section 422 of the Code and the regulations promulgated thereunder), such options shall be treated as nonqualified stock options. In reducing the number of options treated as ISOs to meet the $100,000 limit, the most recently granted options shall be reduced first. To the extent a reduction of simultaneously granted options is necessary to meet the $100,000 limit, the Administrator may, in the manner and to the extent permitted by law, designate which shares of Common Stock are to be treated as shares acquired pursuant to the exercise of an ISO. ISOs may only be granted to employees of the Corporation or one of its subsidiaries (for this purpose, the term “subsidiary” is used as defined in Section 424(f) of the Code, which generally requires an unbroken chain of ownership of at least 50% of the total combined voting power of all classes of stock of each subsidiary in the chain beginning with the Corporation and ending with the subsidiary in question). There shall be imposed in any award agreement relating to ISOs such other terms and conditions as from time to time are required in order that the option be an “incentive stock option” as that term is defined in Section 422 of the Code. No ISO may be granted to any person who, at the time the option is granted, owns (or is deemed to own under Section 424(d) of the Code) shares of outstanding Common Stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation, unless the exercise price of such option is at least 110% of the Fair Market Value of the stock subject to the option and such option by its terms is not exercisable after the expiration of five years from the date such option is granted.

5.1.3   Stock Appreciation Rights.  A stock appreciation right or “SAR” is a right to receive a payment, in cash and/or Common Stock, equal to the number of shares of Common Stock being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the SAR is exercised, over (ii) the Fair Market Value of a share of Common Stock on the date the SAR was granted as specified in the applicable award agreement (the “base price”). The maximum term of a SAR shall be ten (10) years.

5.1.4   Restricted Shares.

(a)           Restrictions. Restricted shares are shares of Common Stock subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Administrator may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Administrator may determine at the date of grant or thereafter.  Except to the extent restricted under the terms of this Plan and the applicable award agreement relating to the restricted stock, a participant granted restricted stock shall have all of the rights of a shareholder, including the right to vote the restricted stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Administrator).

(b)           Certificates for Shares. Restricted shares granted under this Plan may be evidenced in such manner as the Administrator shall determine. If certificates representing restricted stock are registered in the name of the participant, the Administrator may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such restricted stock, that the Corporation retain physical possession of the certificates, and that the participant deliver a stock power to the Corporation, endorsed in blank, relating to the restricted stock.  The Administrator may require that restricted shares are held in escrow until all restrictions lapse

(c)           Dividends and Splits. As a condition to the grant of an award of restricted stock, subject to applicable law, the Administrator may require or permit a participant to elect that any cash dividends paid on a share of restricted stock be automatically reinvested in additional shares of restricted stock or applied to the purchase of additional awards under this Plan. Unless otherwise determined by the Administrator, stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the restricted stock with respect to which such stock or other property has been distributed.

5.1.5           Restricted Share Units.

(a)           Grant of Restricted Share Units. A restricted share unit, or “RSU”, represents the right to receive from the Corporation on the respective scheduled vesting or payment date for such RSU, one Common Share. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Administrator may determine, subject to the provisions of this Plan.  At the time an award of RSUs is made, the Administrator shall establish a period of time during which the restricted share units shall vest and the timing for settlement of the RSU.

(b)           Dividend Equivalent Accounts. Subject to the terms and conditions of the Plan and the applicable award agreement, as well as any procedures established by the Administrator, prior to the expiration of the applicable vesting period of an RSU, the Administrator may determine to pay dividend equivalent rights with respect to RSUs, in which case, the Corporation shall establish an account for the participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares of Common Stock underlying each RSU.  Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates.  The participant shall have the right to be paid the amounts or other property credited to such account upon vesting of the subject RSU.

                         (c)           Rights as a Shareholder. Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable award agreement, each participant receiving RSUs shall have no rights as a shareholder with respect to such RSUs until such time as shares of Common Stock are issued to the participant.  No shares of Common Stock shall be issued at the time a RSU is granted, and the Company will not be required to set aside a fund for the payment of any such award.   Except as otherwise provided in the applicable award agreement, shares of Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such shares of Common Stock on such date.  An award agreement may provide that issuance of shares of Common Stock under an RSU may be deferred beyond the first date that the RSU is no longer subject to a substantial risk of forfeiture, provided that such deferral is structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.1.6           Cash Awards.  The Administrator may, from time to time, subject to the provisions of the Plan and such other terms and conditions as it may determine, grant cash bonuses (including without limitation, discretionary awards, awards based on objective or subjective performance criteria, awards subject to other vesting criteria or awards granted consistent with Section 5.2 below).  Cash awards shall be awarded in such amount and at such times during the term of the Plan as the Administrator shall determine.

5.1.7   Other Awards.  The other types of awards that may be granted under this Plan include: (a) stock bonuses, performance stock, performance units, dividend equivalents, or similar rights to purchase or acquire shares, whether at a fixed or variable price or ratio related to the Common Stock (subject to the requirements of Section 5.1.1 and in compliance with applicable laws), upon the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions, or any combination thereof; or (b) any similar securities with a value derived from the value of or related to the Common Stock and/or returns thereon.

5.2   Section 162(m) Performance-Based Awards.  Without limiting the generality of the foregoing, any of the types of awards listed in Sections 5.1.4 through 5.1.7 above may be, and options and SARs granted with an exercise or base price not less than the Fair Market Value of a share of Common Stock at the date of grant (“Qualifying Options” and “Qualifying SARs,” respectively) typically will be, granted as awards intended to satisfy the requirements for “performance-based compensation” within the meaning of Section 162(m) of the Code (“Performance-Based Awards”). The grant, vesting, exercisability or payment of Performance-Based Awards may depend (or, in the case of Qualifying Options or Qualifying SARs, may also depend) on the degree of achievement of one or more performance goals relative to a pre-established targeted level or levels using the Business Criteria provided for below for the Corporation on a consolidated basis or for one or more of the Corporation’s subsidiaries, segments, divisions or business units, or any combination of the foregoing. Such criteria may be evaluated on an absolute basis or relative to prior periods, industry peers, or stock market indices. Any Qualifying Option or Qualifying SAR shall be subject to the requirements of Section 5.2.1 and 5.2.3 in order for such award to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code. Any other Performance-Based Award shall be subject to all of the following provisions of this Section 5.2.

5.2.1   Class; Administrator.  The eligible class of persons for Performance-Based Awards under this Section 5.2 shall be officers and employees of the Corporation or one of its Subsidiaries. The Administrator approving Performance-Based Awards or making any certification required pursuant to Section 5.2.4 must be constituted as provided in Section 3.1 for awards that are intended as performance-based compensation under Section 162(m) of the Code.

5.2.2   Performance Goals.  The specific performance goals for Performance-Based Awards (other than Qualifying Options and Qualifying SARs) shall be, on an absolute or relative basis, established based on such business criteria as selected by the Administrator in its sole discretion (“Business Criteria”), including the following: (1) earnings per share, (2) cash flow (which means cash and cash equivalents derived from either (i) net cash flow from operations or (ii) net cash flow from operations, financing and investing activities), (3) total stockholder return, (4) price per share of Common Stock, (5) gross revenue, (6) revenue growth, (7) operating income (before or after taxes), (8) net earnings (before or after interest, taxes, depreciation and/or amortization), (9) return on equity, (10) capital employed, or on assets or on net investment, (11) cost containment or reduction, (12) cash cost per ounce of production, (13) operating margin, (14) debt reduction, (15) resource amounts, (16) production or production growth, (17) resource replacement or resource growth, (18) successful completion of financings, or (19) any combination of the foregoing.  To qualify awards as performance-based under Section 162(m), the applicable Business Criterion (or Business Criteria, as the case may be) and specific performance goal or goals (“targets”) must be established and approved by the Administrator during the first 90 days of the performance period (and, in the case of performance periods of less than one year, in no event after 25% or more of the performance period has elapsed) and while performance relating to such target(s) remains substantially uncertain within the meaning of Section 162(m) of the Code. Performance targets shall be adjusted to mitigate the unbudgeted impact of material, unusual or nonrecurring gains and losses, accounting changes or other extraordinary events not foreseen at the time the targets were set unless the Administrator provides otherwise at the time of establishing the targets; provided that the Administrator may not make any adjustment to the extent it would adversely affect the qualification of any compensation payable under such performance targets as “performance-based compensation” under Section 162(m) of Code. The applicable performance measurement period may not be less than 3 months nor more than 10 years.

5.2.3   Form of Payment. Grants or awards intended to qualify under this Section 5.2 may be paid in cash or shares of Common Stock or any combination thereof.

5.2.4   Certification of Payment.  Before any Performance-Based Award under this Section 5.2 (other than Qualifying Options and Qualifying SARs) is paid and to the extent required to qualify the award as performance-based compensation within the meaning of Section 162(m) of the Code, the Administrator must certify in writing that the performance target(s) and any other material terms of the Performance-Based Award were in fact timely satisfied.

5.2.5   Reservation of Discretion.  The Administrator will have the discretion to determine the restrictions or other limitations of the individual awards granted under this Section 5.2 including the authority to reduce awards, payouts or vesting or to pay no awards, in its sole discretion, if the Administrator preserves such authority at the time of grant by language to this effect in its authorizing resolutions or otherwise.

5.2.6   Expiration of Grant Authority.  As required pursuant to Section 162(m) of the Code and the regulations promulgated thereunder, the Administrator’s authority to grant new awards that are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code (other than Qualifying Options and Qualifying SARs) shall terminate upon the first meeting of the Corporation’s stockholders that occurs in the fifth year following the year in which the Corporation’s stockholders first approve this Plan (the “162(m) Term”).

5.2.7           Compensation Limitations.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person during the term of this Plan pursuant to Qualifying Options and Qualifying SARs may not exceed the Share Limit.  The maximum aggregate number of shares of Common Stock that may be issued to any Eligible Person pursuant to Performance-Based Awards granted during the 162(m) Term (other than cash awards granted pursuant to Section 5.1.6 and Qualifying Options or Qualifying SARs) may not exceed the Share Limit.  The maximum amount that may be paid to any Eligible Person pursuant to Performance-Based Awards granted pursuant to Sections 5.1.6 (cash awards) during the 162(m) Term may not exceed $1,000,000.

5.3   Award Agreements.  Each award shall be evidenced by a written or electronic award agreement in the form approved by the Administrator and, if required by the Administrator, executed by the recipient of the award. The Administrator may authorize any officer of the Corporation (other than the particular award recipient) to execute any or all award agreements on behalf of the Corporation (electronically or otherwise). The award agreement shall set forth the material terms and conditions of the award as established by the Administrator consistent with the express limitations of this Plan.

5.4   Deferrals and Settlements.  Payment of awards may be in the form of cash, Common Stock, other awards or combinations thereof as the Administrator shall determine, and with such restrictions as it may impose. The Administrator may also require or permit participants to elect to defer the issuance of shares of Common Stock or the settlement of awards in cash under such rules and procedures as it may establish under this Plan. The Administrator may also provide that deferred settlements include the payment or crediting of interest or other earnings on the deferral amounts, or the payment or crediting of dividend equivalents where the deferred amounts are denominated in shares.  All mandatory or elective deferrals of the issuance of shares of Common Stock or the settlement of cash awards shall be structured in a manner that is intended to comply with the requirements of Section 409A of the Code.

5.5   Consideration for Common Stock or Awards.  The purchase price for any award granted under this Plan or the Common Stock to be delivered pursuant to an award, as applicable, may be paid by means of any lawful consideration as determined by the Administrator and subject to compliance with applicable laws, including, without limitation, one or a combination of the following methods:

●	services rendered by the recipient of such award;

●	cash, check payable to the order of the Corporation, or electronic funds transfer;

●	notice and third party payment in such manner as may be authorized by the Administrator;

●	the delivery of previously owned shares of Common Stock that are fully vested and unencumbered;

●	by a reduction in the number of shares otherwise deliverable pursuant to the award; or

●
subject to such procedures as the Administrator may adopt, pursuant to a “cashless exercise” with a third party who provides financing for the purposes of (or who otherwise facilitates) the purchase or exercise of awards.

     In the event that the Administrator allows a participant to exercise an award by delivering shares of Common Stock previously owned by such participant and unless otherwise expressly provided by the Administrator, any shares delivered which were initially acquired by the participant from the Corporation (upon exercise of a stock option or otherwise) must have been owned by the participant at least six months as of the date of delivery (or such other period as may be required by the Administrator in order to avoid adverse accounting treatment). Shares of Common Stock used to satisfy the exercise price of an option shall be valued at their Fair Market Value on the date of exercise. The Corporation will not be obligated to deliver any shares unless and until it receives full payment of the exercise or purchase price therefor and any related withholding obligations under Section 8.5 and any other conditions to exercise or purchase, as established from time to time by the Administrator, have been satisfied. Unless otherwise expressly provided in the applicable award agreement, the Administrator may at any time eliminate or limit a participant’s ability to pay the purchase or exercise price of any award by any method other than cash payment to the Corporation.

5.6   Definition of Fair Market Value.  For purposes of this Plan “Fair Market Value” shall mean, unless otherwise determined or provided by the Administrator in the circumstances, the closing price for a share of Common Stock on the trading day immediately before the grant date, as furnished by the NASDAQ Stock Market or other principal stock exchange on which the Common Stock is then listed for the date in question, or if the Common Stock is no longer listed on a principal stock exchange, then by the Over-the-Counter Bulletin Board or OTC Markets. If the Common Stock is no longer listed on the NASDAQ Capital Market or listed on a principal stock exchange or is no longer actively traded on the Over-the-Counter Bulletin Board or OTC Markets as of the applicable date, the Fair Market Value of the Common Stock shall be the value as reasonably determined by the Administrator for purposes of the award in the circumstances.

5.7   Transfer Restrictions.

5.7.1   Limitations on Exercise and Transfer.  Unless otherwise expressly provided in (or pursuant to) this Section 5.7, by applicable law and by the award agreement, as the same may be amended, (a) all awards are non-transferable and shall not be subject in any manner to sale, transfer, anticipation, alienation, assignment, pledge, encumbrance or charge; (b) awards shall be exercised only by the participant; and (c) amounts payable or shares issuable pursuant to any award shall be delivered only to (or for the account of) the participant.

5.7.2   Exceptions.  The Administrator may permit awards to be exercised by and paid to, or otherwise transferred to, other persons or entities pursuant to such conditions and procedures, including limitations on subsequent transfers, as the Administrator may, in its sole discretion, establish in writing (provided that any such transfers of ISOs shall be limited to the extent permitted under the federal tax laws governing ISOs). Any permitted transfer shall be subject to compliance with applicable federal and state securities laws.

5.7.3   Further Exceptions to Limits on Transfer.  The exercise and transfer restrictions in Section 5.7.1 shall not apply to:

            (a)           transfers to the Corporation,

                (b)           the designation of a beneficiary to receive benefits in the event of the participant’s death or, if the participant has died, transfers to or exercise by the participant’s beneficiary, or, in the absence of a validly designated beneficiary, transfers by will or the laws of descent and distribution,

                (c)           subject to any applicable limitations on ISOs, transfers to a family member (or former family member) pursuant to a domestic relations order if approved or ratified by the Administrator,

                (d)           subject to any applicable limitations on ISOs, if the participant has suffered a disability, permitted transfers or exercises on behalf of the participant by his or her legal representative, or

       (e)           the authorization by the Administrator of “cashless exercise” procedures with third parties who provide financing for the purpose of (or who otherwise facilitate) the exercise of awards consistent with applicable laws and the express authorization of the Administrator.

5.8   International Awards.  One or more awards may be granted to Eligible Persons who provide services to the Corporation or one of its Subsidiaries outside of the United States. Any awards granted to such persons may, if deemed necessary or advisable by the Administrator, be granted pursuant to the terms and conditions of any applicable sub-plans, if any, appended to this Plan and approved by the Administrator.

5.9   Vesting.  Subject to Section 5.1.2 hereof, awards shall vest at such time or times and subject to such terms and conditions as shall be determined by the Administrator at the time of grant; provided, however, that in the absence of any award vesting periods designated by the Administrator at the time of grant in the applicable award agreement, awards shall vest as to one-third of the total number of shares subject to the award on each of the first, second and third anniversaries of the date of grant.

6.	EFFECT OF TERMINATION OF SERVICE ON AWARDS

6.1   Termination of Employment.

6.1.1    The Administrator shall establish the effect of a termination of employment or service on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the participant is not an employee of the Corporation or one of its Subsidiaries and provides other services to the Corporation or one of its Subsidiaries, the Administrator shall be the sole judge for purposes of this Plan (unless a contract or the award agreement otherwise provides) of whether the participant continues to render services to the Corporation or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.

6.1.2    For awards of stock options or SARs, unless the award agreement provides otherwise, the exercise period of such options or SARs shall expire: (1) three months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary (provided; however, that in the event of the participant’s death during this period, those persons entitled to exercise the option or SAR pursuant to the laws of descent and distribution shall have one year following the date of death within which to exercise such option or SAR); (2) in the case of a participant whose termination of employment is due to death or disability (as defined in the applicable award agreement), 12 months after the last day that the participant is employed by or provides services to the Corporation or a Subsidiary; and (3) immediately upon a participant’s termination for “cause”. The Administrator will, in its absolute discretion, determine the effect of all matters and questions relating to a termination of employment, including, but not by way of limitation, the question of whether a leave of absence constitutes a termination of employment and whether a participant’s termination is for “cause.”

If not defined in the applicable award agreement, “Cause” shall mean:

(i)           conviction of a felony or a crime involving fraud or moral turpitude; or

(ii)           theft, material act of dishonesty or fraud, intentional falsification of any employment or Company records, or commission of any criminal act which impairs participant’s ability to perform appropriate employment duties for the Corporation; or

(iii)           intentional or reckless conduct or gross negligence materially harmful to the Company or the successor to the Corporation after a Change in Control , including violation of a non-competition or confidentiality agreement; or

(iv)           willful failure to follow lawful instructions of the person or body to which participant reports; or

(v)           gross negligence or willful misconduct in the performance of participant’s assigned duties.  Cause shall not include mere unsatisfactory performance in the achievement of participant’s job objectives.

6.1.3    For awards of restricted shares, unless the award agreement provides otherwise, restricted shares that are subject to restrictions at the time that a participant whose employment or service is terminated shall be forfeited and reacquired by the Corporation; provided that, the Administrator may provide, by rule or regulation or in any award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to restricted shares shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Administrator may in other cases waive in whole or in part the forfeiture of restricted shares.  Similar rules shall apply in respect of RSUs.

6.2   Events Not Deemed Terminations of Service.  Unless the express policy of the Corporation or one of its Subsidiaries, or the Administrator, otherwise provides, the employment relationship shall not be considered terminated in the case of (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Corporation or one of its Subsidiaries, or the Administrator; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than 3 months. In the case of any employee of the Corporation or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Corporation or one of its Subsidiaries may be suspended until the employee returns to service, unless the Administrator otherwise provides or applicable law otherwise requires. In no event shall an award be exercised after the expiration of the term set forth in the award agreement.

6.3   Effect of Change of Subsidiary Status.  For purposes of this Plan and any award, if an entity ceases to be a Subsidiary of the Corporation, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Person in respect of such Subsidiary who does not continue as an Eligible Person in respect of another entity within the Corporation or another Subsidiary that continues as such after giving effect to the transaction or other event giving rise to the change in status.

7.           ADJUSTMENTS; ACCELERATION

7.1   Adjustments.  Upon or in contemplation of any of the following events described in this Section 7.1,: any reclassification, recapitalization, stock split (including a stock split in the form of a stock dividend) or reverse stock split (“stock split”); any merger, arrangement, combination, consolidation, or other reorganization; any spin-off, split-up, or similar extraordinary dividend distribution in respect of the Common Stock (whether in the form of securities or property); any exchange of Common Stock or other securities of the Corporation, or any similar, unusual or extraordinary corporate transaction in respect of the Common Stock; then the Administrator shall in such manner, to such extent  and at such time as it deems appropriate and equitable in the circumstances (but subject to compliance with applicable laws and stock exchange requirements) proportionately adjust any or all of (1) the number and type of shares of Common Stock (or other securities) that thereafter may be made the subject of awards (including the number of shares provided for in this Plan), (2) the number, amount and type of shares of Common Stock (or other securities or property) subject to any or all outstanding awards, (3) the grant, purchase, or exercise price (which term includes the base price of any SAR or similar right) of any or all outstanding awards, (4) the securities, cash or other property deliverable upon exercise or payment of any outstanding awards, and (5) the 162(m) compensation limitations set forth in Section 5.2.7 and (subject to Section 8.8.3(a)) the performance standards applicable to any outstanding awards (provided that no adjustment shall be allowed to the extent inconsistent with the requirements of Code section 162(m)). Any adjustment made pursuant to this Section 7.1 shall be made in a manner that, in the good faith determination of the Administrator, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code.  With respect to any award of an ISO, the Administrator may make such an adjustment that causes the option to cease to qualify as an ISO without the consent of the affected participant.

7.2   Change in Control.  Upon a Change in Control, each then-outstanding option and SAR shall automatically become fully vested, all restricted shares then outstanding shall automatically fully vest free of restrictions, and each other award granted under this Plan that is then outstanding shall automatically become vested and payable to the holder of such award unless the Administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the Change in Control.  Notwithstanding the foregoing, the Administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a Change In Control (or upon any other event or other circumstance related to the Change in Control, such as an involuntary termination of employment occurring after such Change in Control, as the Administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the Change in Control.

For purposes of this Plan, “Change in Control” shall be deemed to have occurred if:

(i)           a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Corporation, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(ii)           the Corporation shall be merged or consolidated with another entity, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting entity shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates;

(iii)           the Corporation shall sell substantially all of its assets to another entity that is not wholly owned by the Corporation, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to such transaction), any employee benefit plan of the Corporation or its Subsidiaries and their affiliates; or

(iv)           a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Corporation (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Corporation (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Corporation or its Subsidiaries, and their affiliates.

     For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act.  In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

              Notwithstanding the foregoing, (1) the Administrator may waive the requirement described in paragraph (iv) above that a Person must acquire more than 50% of the outstanding voting securities of the Corporation for a Change in Control to have occurred if the Administrator determines that the percentage acquired by a person is significant (as determined by the Administrator in its discretion) and that waiving such condition is appropriate in light of all facts and circumstances, and (2) no compensation that has been deferred for purposes of Section 409A of the Code shall be payable as a result of a Change in Control unless the Change in Control qualifies as a change in ownership or effective control of the Corporation within the meaning of Section 409A of the Code.

7.3   Early Termination of Awards.  Any award that has been accelerated as required or permitted by Section 7.2 upon a Change in Control (or would have been so accelerated but for Section 7.4 or 7.5) shall terminate upon such event, subject to any provision that has been expressly made by the Administrator, through a plan of reorganization or otherwise, for the survival, substitution, assumption, exchange or other continuation of such award and provided that, in the case of options and SARs that will not survive, be substituted for, assumed, exchanged, or otherwise continued in the transaction, the holder of such award shall be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise his or her outstanding options and SARs in accordance with their terms before the termination of such awards (except that in no case shall more than ten days’ notice of accelerated vesting and the impending termination be required and any acceleration may be made contingent upon the actual occurrence of the event).

The Administrator may make provision for payment in cash or property (or both) in respect of awards terminated pursuant to this section as a result of the Change in Control and may adopt such valuation methodologies for outstanding awards as it deems reasonable and, in the case of options, SARs or similar rights, and without limiting other methodologies, may base such settlement solely upon the excess if any of the per share amount payable upon or in respect of such event over the exercise or base price of the award.

7.4   Other Acceleration Rules.  Any acceleration of awards pursuant to this Section 7 shall comply with applicable legal and stock exchange requirements and, if necessary to accomplish the purposes of the acceleration or if the circumstances require, may be deemed by the Administrator to occur a limited period of time not greater than 30 days before the event. Without limiting the generality of the foregoing, the Administrator may deem an acceleration to occur immediately prior to the applicable event and/or reinstate the original terms of an award if an event giving rise to the acceleration does not occur. Notwithstanding any other provision of the Plan to the contrary, the Administrator may override the provisions of Section 7.2, 7.3, and/or 7.5 by express provision in the award agreement or otherwise. The portion of any ISO accelerated pursuant to Section 7.2 or any other action permitted hereunder shall remain exercisable as an ISO only to the extent the applicable $100,000 limitation on ISOs is not exceeded. To the extent exceeded, the accelerated portion of the option shall be exercisable as a nonqualified stock option under the Code.

7.5   Possible Rescission of Acceleration.  If the vesting of an award has been accelerated expressly in anticipation of an event and the Administrator later determines that the event will not occur, the Administrator may rescind the effect of the acceleration as to any then outstanding and unexercised or otherwise unvested awards; provided, that, in the case of any compensation that has been deferred for purposes of Section 409A of the Code,  the Administrator determines that such rescission will not likely result in the imposition of additional tax or interest under Code Section 409A.

8.	OTHER PROVISIONS

8.1   Compliance with Laws.  This Plan, the granting and vesting of awards under this Plan, the offer, issuance and delivery of shares of Common Stock, the acceptance of promissory notes and/or the payment of money under this Plan or under awards are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law, federal margin requirements) and to such approvals by any applicable stock exchange listing, regulatory or governmental authority as may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. The person acquiring any securities under this Plan will, if requested by the Corporation or one of its Subsidiaries, provide such assurances and representations to the Corporation or one of its Subsidiaries as the Administrator may deem necessary or desirable to assure compliance with all applicable legal and accounting requirements.

8.2   Future Awards/Other Rights.  No person shall have any claim or rights to be granted an award (or additional awards, as the case may be) under this Plan, subject to any express contractual rights (set forth in a document other than this Plan) to the contrary.

8.3   No Employment/Service Contract.  Nothing contained in this Plan (or in any other documents under this Plan or in any award) shall confer upon any Eligible Person or other participant any right to continue in the employ or other service of the Corporation or one of its Subsidiaries, constitute any contract or agreement of employment or other service or affect an employee’s status as an employee at will, nor shall interfere in any way with the right of the Corporation or one of its Subsidiaries to change a person’s compensation or other benefits, or to terminate his or her employment or other service, with or without cause.  Nothing in this Section 8.3, however, is intended to adversely affect any express independent right of such person under a separate employment or service contract other than an award agreement.

            8.4   Plan Not Funded.  Awards payable under this Plan shall be payable in shares or from the general assets of the Corporation, and no special or separate reserve, fund or deposit shall be made to assure payment of such awards. No participant, beneficiary or other person shall have any right, title or interest in any fund or in any specific asset (including shares of Common Stock, except as expressly otherwise provided) of the Corporation or one of its Subsidiaries by reason of any award hereunder. Neither the provisions of this Plan (or of any related documents), nor the creation or adoption of this Plan, nor any action taken pursuant to the provisions of this Plan shall create, or be construed to create, a trust of any kind or a fiduciary relationship between the Corporation or one of its Subsidiaries and any participant, beneficiary or other person. To the extent that a participant, beneficiary or other person acquires a right to receive payment pursuant to any award hereunder, such right shall be no greater than the right of any unsecured general creditor of the Corporation.

8.5   Tax Withholding.  Upon any exercise, vesting, or payment of any award, the Corporation or one of its Subsidiaries shall have the right at its option to:

(a)           require the participant (or the participant’s personal representative or beneficiary, as the case may be) to pay or provide for payment of at least the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such award event or payment; or

(b)           deduct from any amount otherwise payable in cash to the participant (or the participant’s personal representative or beneficiary, as the case may be) the minimum amount of any taxes which the Corporation or one of its Subsidiaries may be required to withhold with respect to such cash payment.

In any case where a tax is required to be withheld in connection with the delivery of shares of Common Stock under this Plan, the Administrator may in its sole discretion (subject to Section 8.1) grant (either at the time of the award or thereafter) to the participant the right to elect, pursuant to such rules and subject to such conditions as the Administrator may establish, to have the Corporation reduce the number of shares to be delivered by (or otherwise reacquire) the appropriate number of shares, valued in a consistent manner at their Fair Market Value or at the sales price in accordance with authorized procedures for cashless exercises, necessary to satisfy the minimum applicable withholding obligation on exercise, vesting or payment. In no event shall the shares withheld exceed the minimum whole number of shares required for tax withholding under applicable law.

8.6   Effective Date, Termination and Suspension, Amendments.

8.6.1   Effective Date and Termination.  This Plan was approved by the Board and became effective on December 17, 2014.  Unless earlier terminated by the Board, this Plan shall terminate at the close of business on December 17, 2024. After the termination of this Plan either upon such stated expiration date or its earlier termination by the Board, no additional awards may be granted under this Plan, but previously granted awards (and the authority of the Administrator with respect thereto, including the authority to amend such awards) shall remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of this Plan.

8.6.2   Board Authorization.  The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.

8.6.3   Stockholder Approval.  To the extent then required by applicable law or any applicable stock exchange or required under Sections 162, 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, this Plan and any amendment to this Plan shall be subject to stockholder approval.

8.6.4   Amendments to Awards.  Without limiting any other express authority of the Administrator under (but subject to) the express limits of this Plan, the Administrator by agreement or resolution may waive conditions of or limitations on awards to participants that the Administrator in the prior exercise of its discretion has imposed, without the consent of a participant, and (subject to the requirements of Sections 3.2 and 8.6.5) may make other changes to the terms and conditions of awards. Any amendment or other action that would constitute a repricing of an award is subject to the limitations set forth in Section 3.2(g).

8.6.5   Limitations on Amendments to Plan and Awards.  No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the participant, affect in any manner materially adverse to the participant any rights or benefits of the participant or obligations of the Corporation under any award granted under this Plan prior to the effective date of such change. Changes, settlements and other actions contemplated by Section 7 shall not be deemed to constitute changes or amendments for purposes of this Section 8.6.

8.7   Privileges of Stock Ownership.  Except as otherwise expressly authorized by the Administrator or this Plan, a participant shall not be entitled to any privilege of stock ownership as to any shares of Common Stock not actually delivered to and held of record by the participant. No adjustment will be made for dividends or other rights as a stockholder for which a record date is prior to such date of delivery.

8.8   Governing Law; Construction; Severability.

8.8.1   Choice of Law.  This Plan, the awards, all documents evidencing awards and all other related documents shall be governed by, and construed in accordance with the laws of the State of Delaware

8.8.2   Severability.  If a court of competent jurisdiction holds any provision invalid and unenforceable, the remaining provisions of this Plan shall continue in effect.

8.8.3   Plan Construction.

        (a)  Rule 16b-3.  It is the intent of the Corporation that the awards and transactions permitted by awards be interpreted in a manner that, in the case of participants who are or may be subject to Section 16 of the Exchange Act, qualify, to the maximum extent compatible with the express terms of the award, for exemption from matching liability under Rule 16b-3 promulgated under the Exchange Act. Notwithstanding the foregoing, the Corporation shall have no liability to any participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.

        (b)  Section 162(m).  Awards under Sections 5.1.4 through 5.1.7 to persons described in Section 5.2 that are either granted or become vested, exercisable or payable based on attainment of one or more performance goals related to the Business Criteria, as well as Qualifying Options and Qualifying SARs granted to persons described in Section 5.2, that are approved by a committee composed solely of two or more outside directors (as this requirement is applied under Section 162(m) of the Code) shall be deemed to be intended as performance-based compensation within the meaning of Section 162(m) of the Code unless such committee provides otherwise at the time of grant of the award. It is the further intent of the Corporation that (to the extent the Corporation or one of its Subsidiaries or awards under this Plan may be or become subject to limitations on deductibility under Section 162(m) of the Code) any such awards and any other Performance-Based Awards under Section 5.2 that are granted to or held by a person subject to Section 162(m) will qualify as performance-based compensation or otherwise be exempt from deductibility limitations under Section 162(m).

        (c)  Code Section 409A Compliance.  The Board intends that, except as may be otherwise determined by the Administrator, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Administrator determines that an award, award agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a participant’s award to become subject to Section 409A, unless the Administrator expressly determines otherwise, such award, award agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or award agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Administrator without the content or notice to the participant. Notwithstanding the foregoing, neither the Company nor the Administrator shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any participant under Section 409A and neither the Company nor the Administrator will have any liability to any participant for such tax or penalty.

        (d)  No Guarantee of Favorable Tax Treatment.  Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any participant for any tax, interest or penalties the participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan

8.9   Captions.  Captions and headings are given to the sections and subsections of this Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of this Plan or any provision thereof.

8.10   Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Corporation.  Awards may be granted to Eligible Persons in substitution for or in connection with an assumption of employee stock options, SARs, restricted stock or other stock-based awards granted by other entities to persons who are or who will become Eligible Persons in respect of the Corporation or one of its Subsidiaries, in connection with a distribution, arrangement, business combination, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Corporation or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Corporation, as a result of the assumption by the Corporation of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Corporation or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan, except as may otherwise be provided by the Administrator at the time of such assumption or substitution or as may be required to comply with the requirements of any applicable stock exchange.

8.11   Non-Exclusivity of Plan.  Nothing in this Plan shall limit or be deemed to limit the authority of the Board or the Administrator to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.

8.12   No Corporate Action Restriction.  The existence of this Plan, the award agreements and the awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the stockholders of the Corporation to make or authorize: (a) any adjustment, recapitalization, reorganization or other change in the capital structure or business of the Corporation or any Subsidiary, (b) any merger, arrangement, business combination, amalgamation, consolidation or change in the ownership of the Corporation or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stock ahead of or affecting the capital stock (or the rights thereof) of the Corporation or any Subsidiary, (d) any dissolution or liquidation of the Corporation or any Subsidiary, (e) any sale or transfer of all or any part of the assets or business of the Corporation or any Subsidiary, or (f) any other corporate act or proceeding by the Corporation or any Subsidiary. No participant, beneficiary or any other person shall have any claim under any award or award agreement against any member of the Board or the Administrator, or the Corporation or any employees, officers or agents of the Corporation or any Subsidiary, as a result of any such action.

8.13   Other Corporation Benefit and Compensation Programs.  Payments and other benefits received by a participant under an award made pursuant to this Plan shall not be deemed a part of a participant’s compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Corporation or any Subsidiary, except where the Administrator expressly otherwise provides or authorizes in writing or except as otherwise specifically set forth in the terms and conditions of such other employee welfare or benefit plan or arrangement. Awards under this Plan may be made in addition to, in combination with, as alternatives to or in payment of grants, awards or commitments under any other plans or arrangements of the Corporation or its Subsidiaries.

8.14   Prohibition on Repricing.  Subject to Section 4, the Administrator shall not, without the approval of the stockholders of the Corporation (i) reduce the exercise price, or cancel and reissue options so as to in effect reduce the exercise price or (ii) change the manner of determining the exercise price so that the exercise price is less than the fair market value per share of Common Stock.

As adopted by the Board of Directors of Majesco Entertainment Company on April 5, 2016.

APPENDIX G

FORM OF
AMENDMENT TO THE
RESTATED CERTIFICATE OF INCORPORATION OF
MAJESCO ENTERTAINMENT COMPANY

(Originally incorporated as ConnectivCorp in 1998 under the laws of the state of Delaware)

   MAJESCO ENTERTAINMENT COMPANY, a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

       FIRST:  The name of the corporation is Majesco Entertainment Company (the “Corporation”).

      SECOND:  At a meeting of the Board of Directors of the Corporation, resolutions were duly adopted declaring the advisability of an amendment to the Corporation’s Restated Certificate of Incorporation (the “Certificate of Incorporation”), as follows, and providing that:

       Paragraph C of Article Fifth of the Corporation’s Certificate of Incorporation is hereby deleted and replaced in its entirety by the following:

“C.           Any action required or permitted to be taken by the stockholders of the Corporation may be effected at a duly called annual or special meeting of stockholders of the Corporation or by written consent in lieu of a meeting of stockholders; provided that (i) written consents are solicited from all stockholders entitled to vote at a meeting of stockholders, and the solicitation materials delivered by the requesting stockholder(s) include a description of the action or actions proposed to be taken by written consent and, with respect to each person or entity directing such solicitation or on whose behalf such solicitation is made, a description of any material interest of such entity or persons in the action or actions proposed to be taken by written consent, as well as any other required information and (ii) written consents setting forth the action or actions to be taken are signed by stockholders holding not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted and are delivered to the Corporation in the manner required by Section 228 of the General Corporation law of the State of Delaware (as amended from time to time). The stockholders may not act by written consent in lieu of a meeting of stockholders except in accordance with the preceding sentence. References in this paragraph C to written consent shall be deemed to include a telegram, cablegram or other electronic transmission consenting to an action to be taken if such transmission complies with Section 228(d) of the General Corporation Law of the State of Delaware (as amended from time to time).”

      THIRD:  That thereafter, pursuant to resolution of its Board of Directors, a meeting of the stockholders of the Corporation was duly called and held, upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware (as amended from time to time), at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.

      FOURTH:  This Certificate of Amendment of Certificate of Incorporation was duly adopted at said meeting of the stockholders in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware (as amended from time to time).

      FIFTH:  In accordance with Section 103(d) of the General Corporation Law of the State of Delaware (as amended from time to time), this Certificate of Amendment shall be effective upon its filing date.

       IN WITNESS WHEREOF, Majesco Entertainment Company has caused this Certificate of Amendment to be signed by _______, this ____ day of ______, 2016.

By: ______________________________________
Name:
Title:

G-1

majesco ENTERTAINMENT

* SPECIMEN *

VOTE BY INTERNET - proxyvote.equitystock.com
Use the Internet to vote by proxy up until 11:59 P.M. Eastern Time on May 9, 2016. Have your proxy card in hand when you access the website and then follow the instructions to obtain your records and to create an electronic proxy.

VOTE BY MAIL
Mark, sign, and date this proxy card and promptly return it in the postage-paid envelope we have provided to EQUITY STOCK TRANSFER, 237 W 37TH ST, Suite 601, New York, NY 10018, ATTN: Shareholder Services.

To VOTE BY INTERNET:
Go to proxyvote.equitystock.com
Enter the 12 digit control number below and follow the instructions to vote your proxy.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MAJESCO ENTERTAINMENT CONTROL#

The Board of Directors recommends a vote "FOR" Proposals 1 through 11.

	For	Against	Abstain
1. Election of Directors			
1a. Election of Class II Directors:			
Michael Brauser	☐	☐	☐
Andrew Kaplan	☐	☐	☐
1b. Election of all Directors (if Proposal 2 is approved):			
Barry Honig	☐	☐	☐
Michael Brauser	☐	☐	☐
Michael Beeghley	☐	☐	☐
Mohit Bhansali	☐	☐	☐
Andrew Kaplan	☐	☐	☐
Edward Karr	☐	☐	☐
David Rector	☐	☐	☐
2. Amendment to the Company's restated certificate of incorporation to declassify the Board	☐	☐	☐
3. Reincorporation of the Company to the State of Nevada from the State of Delaware	☐	☐	☐
4. Amendment to the Company's restated certificate of incorporation to implement a reverse stock split of its capital stock, at a ratio within the range of 1-for-3 to 1-for-10 at any time prior to May 10, 2017	☐	☐	☐
5. Issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 20% below market price of the Company's common stock	☐	☐	☐
6. Issuance of securities in one or more non-public offerings where the maximum discount at which securities will be offered will be equivalent to a discount of 15% below market price of the Company's common stock	☐	☐	☐
7. Approval of any change of control that could result from the issuance of securities in a non-public offering	☐	☐	☐
8. Advisory vote to approve the compensation of the Company's named executive officers	☐	☐	☐
9. Ratification of the appointment of EisnerAmper LLP as the Company's independent public accountant for the fiscal year ending October 31, 2016	☐	☐	☐
10. Approval of the Company's 2016 Equity Incentive Plan, including the reservation of 4,000,000 shares of common stock for issuance thereunder	☐	☐	☐
11. Amendment to the Company's restated certificate of incorporation to provide its stockholders the right to act by written consent	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

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